UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-04550

THE MAINSTAY FUNDS

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

169 Lackawanna Avenue

Parsippany, New Jersey 07054

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

FORM N-CSR

Item 1.	Reports to Stockholders.

MainStay Flexible Bond Opportunities Fund

Message from the President and Annual Report

October 31, 2012

This Page Intentionally Left Blank

Message from the President

Most major equity markets delivered positive results for the 12 months ended October 31, 2012. In the United States, stocks provided solid double-digit returns. With a few notable exceptions, international stock markets generally ended the reporting period in positive territory.

The stock market’s advance, however, was far from uniform. After rising to an early peak at the end of March 2012, domestic and international stocks lost ground until the beginning of June. After that, stocks generally rose, reaching their high point for the reporting period in mid-September. Although stocks remained relatively buoyant through mid-October, they drifted lower as the reporting period came to a close.

A variety of forces converged to help fuel these market movements. Investors kept a close eye on developments in the European sovereign debt crisis. The European Central Bank’s Long Term Refinancing Operations helped stabilize European credit markets and provide needed liquidity. Although private holders of Greek sovereign debt had to accept a reduction in their recovery value, the anticipated voluntary exchange provided a positive spark to the markets. Rising unemployment and new austerity measures may impede economic growth as the European Union seeks to strike a delicate balance between fiscal and monetary policies.

In the United States, the Federal Reserve announced an open-ended agency mortgage-backed security purchase program, which helped calm market concerns. The Federal Reserve also continued its maturity extension program (referred to by some as “operation twist”), which seeks to put downward pressure on longer-term interest rates. At the short end of the yield curve, the Federal Reserve maintained the federal funds rate in a near-zero range. In September 2012, the Federal Open Market Committee anticipated that “exceptionally low levels for the federal funds rate” were “likely to be warranted at least through mid-2015.”

With markets stabilizing and short-term interest rates at very low levels, yield-hungry investors had incentives to lengthen maturities and accept higher risk. Domestic high-yield bonds provided double-digit returns for the reporting period, municipal bonds and convertible securities provided high single-digit returns, and domestic corporate bonds provided positive overall returns.

While most investors are pleased when markets rise, MainStay portfolio managers know that long-term results depend on more than short-term market movements. They also depend on the consistent application of well-defined investment strategies and risk-management techniques over longer periods. Our long-term perspective gives our portfolio managers the ability to look past the daily ups and downs of the market as they pursue the specific investment objectives of their individual Funds.

At MainStay, we believe that a long-term perspective can help investors as well. Instead of trying to capitalize on short-term market movements, you may prefer to focus on the long-term potential that can come from getting invested, staying invested and adding to your investments over time. Of course, past performance is no guarantee of future results.

The following pages contain more specific information on the securities, market events and investment decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2012. We invite you to read the information carefully and use it as part of your ongoing portfolio evaluation and investment review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2012

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	5.98 10.98%	5.64 6.62%	7.48 7.97%	1.42 1.42%
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	6.26 11.26	5.81 6.79	7.57 8.06	1.22 1.22
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	5.15 10.15	5.50 5.82	7.17 7.17	2.16 2.16
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9.16 10.16	5.80 5.80	7.16 7.16	2.19 2.19
Class I Shares[4]	No Sales Charge		11.41	7.08	8.38	1.02

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been different.
4.	Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class A shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class I shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Ten Years
Barclays U.S. Aggregate Bond Index[5]	5.25%	6.38%	5.39%
Average Lipper Multi-Sector Income Fund[6]	9.75	6.47	7.63

5.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Barclays U.S. Aggregate Bond Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper multi-sector income fund is representative of funds that seek current income by allocating assets among several different fixed income securities sectors (with no more than 65% in any one sector except for defensive purposes), including U.S. government and foreign governments, with a significant portion of assets in securities rated below investment-grade. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Flexible Bond Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay Flexible Bond Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2012, to October 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/12	Ending Account Value (Based on Actual Returns and Expenses) 10/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,054.00	$7.90	$1,017.40	$7.76

Class A Shares	$1,000.00	$1,054.10	$6.97	$1,018.30	$6.85

Class B Shares	$1,000.00	$1,049.50	$11.75	$1,013.70	$11.54

Class C Shares	$1,000.00	$1,048.40	$11.74	$1,013.70	$11.54

Class I Shares	$1,000.00	$1,055.40	$5.63	$1,019.70	$5.53

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.53% for Investor Class, 1.35% for Class A, 2.28% for Class B and Class C and 1.09% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of October 31, 2012 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2012 (excluding short-term investment)

1.	Bank of America Corp., 5.625%–7.625%, due 6/1/19–7/1/20

2.	Caesars Entertainment Operating Co., Inc., 4.461%–10.00%, due 1/26/18–12/15/18

3.	Ford Motor Credit Co. LLC, 8.00%–8.125%, due 12/15/16–1/15/20

4.	First Data Corp., 7.375%–8.875%, due 6/15/19–8/15/20

5.	Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 8.25%–9.625%, due 3/15/18–1/15/19
6.	Canada Square Operations PLC, 7.50%, due 5/29/49

7.	Novelis, Inc., 4.00%–8.75%, due 3/10/17–12/15/20

8.	Lincoln National Corp., 7.00%, due 5/17/66

9.	Reynolds Group Issuer, Inc., 7.875%–9.875%, due 8/15/19

10.	MGM Resorts International, 4.25%–8.625%, due 4/15/15–10/1/20

8	MainStay Flexible Bond Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Michael Kimble, Louis N. Cohen and Taylor Wagenseil of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Flexible Bond Opportunities Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2012?

Excluding all sales charges, MainStay Flexible Bond Opportunities Fund returned 10.98% for Investor Class shares, 11.26% for Class A shares, 10.15% for Class B shares and 10.16% for Class C shares for the 12 months ended October 31, 2012. Over the same period, the Fund’s Class I shares returned 11.41%. All share classes outperformed the 9.75% return of the average Lipper1 multi-sector income fund and the 5.25% return of the Barclays U.S. Aggregate Bond Index2 for the 12 months ended October 31, 2012. The Barclays U.S. Aggregate Bond Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s outperformance of the Barclays U.S. Aggregate Bond Index was primarily driven by an overweight position in spread3 products, specifically high-yield corporate bonds. Assets with higher risk profiles provided strong results during the reporting period, largely in response to accommodative monetary policies among the world’s central banks. In particular, the European Central Bank’s Long Term Refinancing Operation offered in late December 2011 and February 2012 helped recapitalize the European banking system. In the last quarter of the reporting period, the European Central Bank president’s proclamation to “preserve the euro”—along with the U.S. Federal Reserve’s announcement that it would engage in an open-ended mortgage purchase program—calmed market fears and kept the “risk rally” alive as investors continued to search for yield. A stronger appetite for risk benefited the Fund’s overweight positions in high-yield corporate bonds and convertible bonds.

High-yield corporate bonds made up the Fund’s largest overweight position in relation to the Barclays U.S. Aggregate Bond Index. (The Index consists entirely of investment-grade bonds.) Within high-yield corporate bonds, holdings in sectors that are more cyclical—such as financials, gaming and housing—were among the Fund’s strongest performers.

Lower-risk assets, such as U.S. Treasury securities and agency mortgages, underperformed the Barclays U.S. Aggregate Bond Index. Fortunately, the Fund’s underweight positions in these asset classes helped the Fund’s performance relative to the Index.

What was the Fund’s duration4 strategy during the reporting period?

The Fund’s duration was shorter than that of the Barclays U.S. Aggregate Bond Index, in large part because of the Fund’s overweight position in high-yield corporate bonds. These bonds tend to have shorter durations than investment-grade corporate bonds. They also tend to have a low correlation to U.S. Treasury securities, so they have a lower sensitivity to interest rates. To further insulate the Fund from a potential rise in interest rates, we maintained a short position in U.S. Treasury futures to keep the Fund’s duration shorter than that of the Index.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

There were many macro factors to consider, and the Fund experienced some periods of volatility. Nevertheless, we did not make any material changes to the Fund’s positioning. Prior to the reporting period, we had judged the Federal Reserve’s accommodative monetary policy, along with improving economic data, to be a positive for spread products such as high-yield corporate bonds. For this reason, we maintained a risk profile that was higher than that of the Barclays U.S. Aggregate Bond Index.

During the reporting period, we saw several reasons to believe that the market would continue to favor spread products. The low interest-rate environment sparked healthy demand for higher-yielding securities. Improving profitability signaled that many corporations were doing more with less: less leverage, less short-term debt and smaller funding gaps. In our opinion, improving credit fundamentals would support narrower spreads—or less compensation for assuming credit risk—alongside a favorable balance of supply and demand for corporate debt.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

An overweight position in high-yield corporate bonds was the driving force behind the Fund’s outperformance of the Barclays U.S. Aggregate Bond Index. The Barclays U.S. Aggregate Bond Index was up 5.25%, while high-yield corporate bonds, as measured by the Bank of America Merrill Lynch High Yield

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the Barclays U.S. Aggregate Bond Index.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	9

Master II Constrained Index,5 were up 13.15%. Within high-yield corporate bonds, the Fund’s financials and real estate securities were the best performers. Of course, not all of the Fund’s high-yield securities were strong performers. Within the high-yield asset class, energy and utilities holdings were among the Fund’s weakest performers.

The Fund’s position in convertible bonds had a positive impact on its performance during the reporting period.

With an overweight position in high-yield corporate bonds came underweight positions in U.S. Treasury securities and agency mortgages. These underweight sector positions contributed positively to the Fund’s relative performance as investors continued their search for higher-yielding assets and were willing to assume higher levels of risk to pursue their yield objectives.

Did the Fund make any significant purchases or sales during the reporting period?

Through October 31, the year 2012 brought robust new issuance in the high-yield corporate bond market. Year-to-date volume exceeded the previous record set in 2010. The majority of new issuance (61% year-to-date) was for refinancing. As a result, several companies in which the Fund held positions, including privatized correctional and detention facilities operator Corrections Corporation of America and residential home builder Meritage Homes, redeemed their bonds from the Fund during the reporting period.

During the reporting period, some companies whose bonds the Fund had previously owned issued new securities that fit our process, and we bought them for the Fund. Among these companies were oil and gas producer Chesapeake Energy, gaming facilities operator Mohegan Tribal Gaming Authority and residential home builder KB Home.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, we slightly increased the Fund’s exposure to high-yield corporate bonds and bank loans. Over the same period, we decreased the Fund’s exposure to U.S.

Treasury securities.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2012, the Fund’s most substantially overweight sector relative to the Barclays U.S. Aggregate Bond Index was high-yield corporate bonds. The Fund also held overweight positions in bank loans and convertible securities.

As of the same date, the Fund held underweight positions relative to the Index in U.S. Treasury securities, agency debentures and agency mortgage-backed securities. As of October 31, 2012, the Fund had a shorter duration than the Barclays U.S. Aggregate Bond Index.

5.	The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB–/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Flexible Bond Opportunities Fund

Portfolio of Investments††† October 31, 2012

	Principal Amount	Value

Long-Term Bonds 91.6%† Asset-Backed Securities 2.8%
Airlines 0.5%
American Airlines Pass-Through Trust Series 2001-1, Class A1 6.977%, due 5/23/21 (a)	$673,668	$666,931
Continental Airlines, Inc. Series 2004-ERJ1, Class A 9.558%, due 9/1/19	105,116	111,423
Northwest Airlines, Inc. Series 2007-1, Class A 7.027%, due 11/1/19	363,466	401,630
United Air Lines, Inc. Series 2009-2, Class A 9.75%, due 1/15/17	649,826	752,174

		1,932,158

Home Equity 1.7%
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.271%, due 10/25/36 (b)(c)	654,138	464,123
Citicorp Residential Mortgage Securities, Inc. Series 2006-1, Class A3 5.706%, due 7/25/36 (c)	2,349	2,345
Citigroup Mortgage Loan Trust, Inc. Series 2007-AHL2, Class A3A 0.281%, due 5/25/37 (b)(c)	410,970	308,390
Equifirst Loan Securitization Trust Series 2007-1, Class A2A 0.271%, due 4/25/37 (b)(c)	174,369	163,187
First NLC Trust Series 2007-1, Class A1 0.281%, due 8/25/37 (b)(c)(d)	482,208	201,131
GSAA Home Equity Trust Series 2006-14, Class A1 0.261%, due 9/25/36 (b)	1,023,817	509,923
Home Equity Loan Trust Series 2007-FRE1, Class 2AV1 0.341%, due 4/25/37 (b)(c)	293,169	242,669
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 0.311%, due 4/25/37 (b)(c)	555,089	470,266
JP Morgan Mortgage Acquisition Corp. Series 2007-HE1, Class AF1 0.311%, due 3/25/47 (b)(c)	362,149	250,915
Master Asset Backed Securities Trust Series 2006-HE4, Class A1 0.261%, due 11/25/36 (b)(c)	128,605	51,096

	Principal Amount	Value

Home Equity (continued)
Merrill Lynch Mortgage Investors Trust Series 2007-MLN1, Class A2A 0.321%, due 3/25/37 (b)(c)	$872,975	$614,932
Morgan Stanley ABS Capital I, Inc.
Series 2006-HE6, Class A2B 0.311%, due 9/25/36 (b)(c)	591,165	375,600
Series 2006-HE8, Class A2B 0.311%, due 10/25/36 (b)(c)	247,241	130,924
Series 2007-HE4, Class A2A 0.321%, due 2/25/37 (b)(c)	111,922	43,332
Series 2007-NC2, Class A2FP 0.361%, due 2/25/37 (b)(c)	475,573	241,656
Renaissance Home Equity Loan Trust Series 2007-2, Class AF1 5.893%, due 6/25/37 (c)	917,007	450,482
Securitized Asset Backed Receivables LLC Trust Series 2007-BR4, Class A2A 0.301%, due 5/25/37 (b)(c)	566,727	270,507
Soundview Home Equity Loan Trust
Series 2007-OPT1, Class 2A1 0.291%, due 6/25/37 (b)(c)	759,679	703,220
Series 2006-EQ2, Class A2 0.321%, due 1/25/37 (b)(c)	371,299	212,590
Specialty Underwriting & Residential Finance Series 2006-BC4, Class A2B 0.321%, due 9/25/37 (b)(c)	1,550,558	1,238,209

		6,945,497

Student Loans 0.6%
Keycorp Student Loan Trust Series 2000-A, Class A2 0.747%, due 5/25/29 (b)	2,498,724	2,288,631

Total Asset-Backed Securities (Cost $12,107,724)		11,166,286

Convertible Bonds 4.7%
Apparel 0.1%
Iconix Brand Group, Inc. 2.50%, due 6/1/16 (d)	323,000	323,202

Auto Manufacturers 0.1%
Ford Motor Co. 4.25%, due 11/15/16	266,000	392,849

Auto Parts & Equipment 0.2%
Meritor, Inc. 4.00%, due 2/15/27 (e)	855,000	635,906

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held as of October 31, 2012, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments††† October 31, 2012 (continued)

	Principal Amount	Value

Convertible Bonds (continued)
Biotechnology 0.2%
Amgen, Inc. 0.375%, due 2/1/13	$182,000	$206,343
Gilead Sciences, Inc. 1.00%, due 5/1/14	488,000	742,675

		949,018

Coal 0.2%
Alpha Natural Resources, Inc. 2.375%, due 4/15/15	246,000	224,475
Peabody Energy Corp. 4.75%, due 12/15/66	565,000	514,856

		739,331

Commercial Services 0.0%‡
Hertz Global Holdings, Inc. 5.25%, due 6/1/14	93,000	160,716

Computers 0.3%
EMC Corp. 1.75%, due 12/1/13	411,000	638,079
Mentor Graphics Corp. 4.00%, due 4/1/31	331,000	376,306
SanDisk Corp. 1.50%, due 8/15/17	245,000	273,328

		1,287,713

Distribution & Wholesale 0.2%
WESCO International, Inc. 6.00%, due 9/15/29	355,000	847,563

Electronics 0.1%
TTM Technologies, Inc. 3.25%, due 5/15/15	541,000	547,424

Entertainment 0.1%
International Game Technology 3.25%, due 5/1/14	470,000	490,563

Environmental Controls 0.3%
Covanta Holding Corp. 3.25%, due 6/1/14	1,080,000	1,313,550

Health Care—Products 0.3%
Teleflex, Inc. 3.875%, due 8/1/17	788,000	973,672

Health Care—Services 0.1%
WellPoint, Inc. 2.75%, due 10/15/42 (d)	276,000	289,110

	Principal Amount	Value

Household Products & Wares 0.1%
Jarden Corp. 1.875%, due 9/15/18 (d)	$389,000	$390,945

Internet 0.1%
At Home Corp. 4.75%, due 12/31/49 (a)(f)(g)(h)	504,238	50
DealerTrack Holdings, Inc. 1.50%, due 3/15/17	39,000	40,731
Symantec Corp. Series B 1.00%, due 6/15/13	270,000	293,625
VeriSign, Inc. 3.25%, due 8/15/37	186,000	231,221

		565,627

Iron & Steel 0.4%
Allegheny Technologies, Inc. 4.25%, due 6/1/14	730,000	802,544
ArcelorMittal 5.00%, due 5/15/14	398,000	405,711
Steel Dynamics, Inc. 5.125%, due 6/15/14	36,000	38,452
United States Steel Corp. 4.00%, due 5/15/14	190,000	194,869

		1,441,576

Lodging 0.1%
♦MGM Resorts International 4.25%, due 4/15/15	317,000	325,718

Machinery—Diversified 0.1%
Chart Industries, Inc. 2.00%, due 8/1/18	224,000	286,440

Media 0.0%‡
Central European Media Enterprises, Ltd. 5.00%, due 11/15/15	149,000	135,590

Mining 0.0%‡
Alcoa, Inc. 5.25%, due 3/15/14	76,000	109,773

Miscellaneous—Manufacturing 0.2%
Danaher Corp. (zero coupon), due 1/22/21	484,000	730,235

Oil & Gas 0.0%‡
Transocean, Inc. Series C 1.50%, due 12/15/37	126,000	126,236

12	MainStay Flexible Bond Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Convertible Bonds (continued)
Oil & Gas Services 0.1%
JPMorgan Chase & Co. (Convertible into Schlumberger, Ltd.) 1.50%, due 6/25/15 (d)	$129,375	$165,134
Subsea 7 S.A. 3.50%, due 10/13/14	200,000	289,120

		454,254

Pharmaceuticals 0.3%
BioMarin Pharmaceutical, Inc. 1.875%, due 4/23/17	187,000	361,377
Salix Pharmaceuticals, Ltd. 1.50%, due 3/15/19 (d)	143,000	136,744
2.75%, due 5/15/15	238,000	271,171
Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	456,000	485,925

		1,255,217

Real Estate Investment Trusts 0.1%
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (d)	454,000	504,791

Semiconductors 0.3%
Microchip Technology, Inc. 2.125%, due 12/15/37	277,000	336,382
ON Semiconductor Corp. Series B 2.625%, due 12/15/26	473,000	488,077
Xilinx, Inc. 2.625%, due 6/15/17	309,000	401,700

		1,226,159

Software 0.1%
Microsoft Corp. (zero coupon), due 6/15/13 (d)	131,000	134,439
Nuance Communications, Inc. 2.75%, due 8/15/27	46,000	61,237

		195,676

Telecommunications 0.6%
Anixter International, Inc. 1.00%, due 2/15/13	509,000	549,084
Ciena Corp. 4.00%, due 3/15/15 (d)	243,000	256,669
InterDigital, Inc. 2.50%, due 3/15/16	159,000	166,851
SBA Communications Corp. 1.875%, due 5/1/13	419,000	676,423
4.00%, due 10/1/14	318,000	712,916

		2,361,943

Total Convertible Bonds (Cost $19,989,455)		19,060,797

	Principal Amount	Value

Corporate Bonds 60.1%
Aerospace & Defense 1.4%
B/E Aerospace, Inc. 5.25%, due 4/1/22	$1,850,000	$1,928,625
Ducommun, Inc. 9.75%, due 7/15/18	1,190,000	1,258,425
TransDigm, Inc. 7.75%, due 12/15/18	815,000	898,538
Triumph Group, Inc. 8.625%, due 7/15/18	1,305,000	1,464,862

		5,550,450

Airlines 1.9%
Continental Airlines, Inc. 7.875%, due 1/2/20	537,981	555,465
9.798%, due 10/1/22	700,981	764,069
Delta Air Lines, Inc. Series 2011-1 Class A Pass Through Trust 5.30%, due 10/15/20	1,410,347	1,544,330
Series 2010-1 Class A Pass Through Trust 6.20%, due 1/2/20	382,571	424,654
Series 2010-2 Class B Pass Through Trust 6.75%, due 5/23/17	612,000	636,480
U.S. Airways, Inc. Class A Class A Series 2012-1, Pass-Through Trust 5.90%, due 4/1/26	2,891,000	3,151,190
United Air Lines, Inc. 9.875%, due 8/1/13 (d)	667,000	680,340

		7,756,528

Auto Manufacturers 1.1%
Chrysler Group LLC / CG Co-Issuer, Inc. 8.25%, due 6/15/21	2,190,000	2,340,562
Ford Motor Co. 6.625%, due 10/1/28	229,000	260,417
General Motors Corp. (Escrow Shares) 8.375%, due 7/15/33 (f)(g)(i)	11,365,000	1,137
Navistar International Corp. 8.25%, due 11/1/21	2,156,000	2,018,555

		4,620,671

Auto Parts & Equipment 0.4%
Commercial Vehicle Group, Inc. 7.875%, due 4/15/19	1,000,000	983,750
Tomkins LLC / Tomkins, Inc. 9.00%, due 10/1/18	594,000	665,280

		1,649,030

Banks 3.6%
AgriBank FCB 9.125%, due 7/15/19	500,000	661,769
♦Bank of America Corp. 5.625%, due 7/1/20	3,590,000	4,188,478
7.625%, due 6/1/19	420,000	532,606

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments††† October 31, 2012 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Banks (continued)
CIT Group, Inc. 4.25%, due 8/15/17	$330,000	$338,516
5.00%, due 5/15/17	2,003,000	2,110,762
Discover Bank 7.00%, due 4/15/20	2,445,000	2,996,829
JPMorgan Chase & Co. 7.90%, due 4/29/49 (b)	2,200,000	2,533,806
Morgan Stanley 4.875%, due 11/1/22	1,287,000	1,301,068

		14,663,834

Biotechnology 0.6%
Life Technologies Corp. 5.00%, due 1/15/21	2,050,000	2,340,061

Building Materials 1.6%
Associated Materials LLC /AMH New Finance, Inc. 9.125%, due 11/1/17	1,223,000	1,210,770
Boise Cascade LLC 7.125%, due 10/15/14	859,000	860,632
Masco Corp. 7.125%, due 3/15/20	2,250,000	2,609,415
Texas Industries, Inc. 9.25%, due 8/15/20	840,000	896,700
USG Corp.
6.30%, due 11/15/16	615,000	625,762
9.75%, due 1/15/18	363,000	396,578

		6,599,857

Chemicals 1.8%
Dow Chemical Co. (The) 8.55%, due 5/15/19	1,084,000	1,470,020
Hexion U.S. Finance Corp. / Hexion Nova Scotia Finance ULC 8.875%, due 2/1/18	1,223,000	1,235,230
Huntsman International LLC 8.625%, due 3/15/21	2,000,000	2,275,000
Momentive Performance Materials, Inc. 9.00%, due 1/15/21	815,000	562,350
Rockwood Specialties Group, Inc. 4.625%, due 10/15/20	1,753,000	1,805,590
Vertellus Specialties, Inc. 9.375%, due 10/1/15 (d)	102,000	81,600

		7,429,790

Coal 1.6%
Alpha Natural Resources, Inc. 6.00%, due 6/1/19	1,560,000	1,368,900
Arch Coal, Inc. 7.25%, due 10/1/20	1,630,000	1,442,550

	Principal Amount	Value

Coal (continued)
Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp. 8.25%, due 12/15/17 (j)	$2,162,000	$2,340,365
Peabody Energy Corp. 7.375%, due 11/1/16	1,025,000	1,173,625

		6,325,440

Commercial Services 2.7%
♦Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 8.25%, due 1/15/19	1,223,000	1,334,599
9.625%, due 3/15/18	2,375,000	2,645,156
Geo Group, Inc. (The) 6.625%, due 2/15/21	1,223,000	1,317,782
Hertz Corp. (The) 7.375%, due 1/15/21	1,630,000	1,754,287
Iron Mountain, Inc.
7.75%, due 10/1/19	431,000	485,953
8.375%, due 8/15/21	1,293,000	1,428,765
Quebecor World, Inc. (Litigation Recovery Trust - Escrow Shares)
6.50%, due 8/1/49 (f)(g)(i)	5,000	80
9.75%, due 1/15/49 (f)(g)(i)	160,000	2,560
UR Merger Sub Corp. 8.375%, due 9/15/20	1,849,000	2,024,655

		10,993,837

Computers 0.8%
NCR Corp. 5.00%, due 7/15/22 (d)	1,565,000	1,598,256
SunGard Data Systems, Inc. 6.625%, due 11/1/19 (d)	1,050,000	1,059,188
10.25%, due 8/15/15	572,000	585,156

		3,242,600

Diversified Financial Services 0.8%
Ford Holdings LLC 9.30%, due 3/1/30	127,000	178,276
GE Capital Trust IV Series Reg S 4.625%, due 9/15/66 (b)	€1,223,000	1,515,943
General Electric Capital Corp. 6.50%, due 9/15/67 (b)	£815,000	1,331,317

		3,025,536

Electric 1.6%
CMS Energy Corp.
6.25%, due 2/1/20	$98,000	116,920
8.75%, due 6/15/19	533,000	702,906
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. 10.00%, due 12/1/20	1,724,000	1,883,470

14	MainStay Flexible Bond Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Electric (continued)
Great Plains Energy, Inc. 4.85%, due 6/1/21	$750,000	$851,991
NRG Energy, Inc. 8.50%, due 6/15/19	1,970,000	2,132,525
Wisconsin Energy Corp. 6.25%, due 5/15/67 (b)	833,280	893,693

		6,581,505

Entertainment 0.2%
Mohegan Tribal Gaming Authority 10.50%, due 12/15/16 (d)	815,000	768,138
United Artists Theatre Circuit, Inc. Series BA7 9.30%, due 7/1/15 (f)(g)	35,016	24,511

		792,649

Environmental Controls 0.1%
EnergySolutions, Inc. / EnergySolutions LLC 10.75%, due 8/15/18 (j)	550,000	510,125

Finance—Auto Loans 1.1%
♦Ford Motor Credit Co. LLC
8.00%, due 12/15/16	22,000	26,643
8.125%, due 1/15/20	3,361,000	4,271,656

		4,298,299

Finance—Commercial 0.4%
Textron Financial Corp. 6.00%, due 2/15/67 (b)(d)	1,860,000	1,599,600

Finance—Consumer Loans 1.1%
HSBC Finance Capital Trust IX 5.911%, due 11/30/35 (b)(j)	2,425,000	2,417,022
SLM Corp.
4.75%, due 3/17/14	€815,000	1,070,923
6.25%, due 1/25/16	$408,000	440,660
8.00%, due 3/25/20	408,000	472,513

		4,401,118

Finance—Credit Card 1.4%
American Express Co. 6.80%, due 9/1/66 (b)(j)	2,139,000	2,323,489
Capital One Capital III 7.686%, due 8/1/66	3,097,000	3,141,597

		5,465,086

Finance—Other Services 0.6%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 7.75%, due 1/15/16 (j)	2,180,000	2,278,100

	Principal Amount	Value

Food 0.8%
JBS USA LLC / JBS USA Finance, Inc. 8.25%, due 2/1/20 (d)	$672,000	$693,840
Smithfield Foods, Inc. 7.75%, due 7/1/17	2,206,000	2,492,780

		3,186,620

Forest Products & Paper 1.0%
Domtar Corp. 10.75%, due 6/1/17	734,000	950,335
International Paper Co. 7.30%, due 11/15/39	693,000	962,554
MeadWestvaco Corp. 7.375%, due 9/1/19	1,800,000	2,284,252

		4,197,141

Gas 0.2%
Southern Union Co. 7.60%, due 2/1/24	662,000	851,186

Hand & Machine Tools 0.4%
Mcron Finance Sub LLC / Mcron Finance Corp. 8.375%, due 5/15/19 (d)	1,635,000	1,679,962

Health Care—Products 1.1%
Alere, Inc. 8.625%, due 10/1/18	1,323,000	1,389,150
Kinetic Concepts, Inc. / KCI U.S.A., Inc. 10.50%, due 11/1/18 (d)	2,825,000	3,008,625

		4,397,775

Health Care—Services 1.2%
Fresenius Medical Care U.S. Finance, Inc. 6.50%, due 9/15/18 (d)	2,500,000	2,800,000
HCA, Inc. 6.50%, due 2/15/16	2,000,000	2,187,500

		4,987,500

Home Builders 2.7%
Beazer Homes USA, Inc.
8.125%, due 6/15/16 (j)	819,000	864,045
9.125%, due 6/15/18	1,700,000	1,782,875
K Hovnanian Enterprises, Inc. 7.25%, due 10/15/20 (d)	1,460,000	1,540,300
KB Home 8.00%, due 3/15/20	2,250,000	2,514,375
Lennar Corp. 6.95%, due 6/1/18	204,000	229,245
MDC Holdings, Inc. 5.625%, due 2/1/20	693,000	772,526

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments††† October 31, 2012 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Home Builders (continued)
Shea Homes, L.P. / Shea Homes Funding Corp. 8.625%, due 5/15/19	$2,000,000	$2,225,000
Standard Pacific Corp. 8.375%, due 5/15/18	815,000	949,475

		10,877,841

Household Products & Wares 1.8%
Jarden Corp.
7.50%, due 5/1/17	500,000	567,500
7.50%, due 1/15/20	1,223,000	1,339,185
Mead Products LLC / ACCO Brands Corp. 6.75%, due 4/30/20 (d)	2,002,000	2,044,543
♦Reynolds Group Issuer, Inc.
7.875%, due 8/15/19	1,025,000	1,112,125
9.875%, due 8/15/19	2,089,000	2,188,227

		7,251,580

Insurance 3.3%
Allstate Corp. (The) 6.50%, due 5/15/67 (b)	713,000	766,475
American International Group, Inc.
4.875%, due 3/15/67 (b)	€1,250,000	1,400,651
Series A2 5.75%, due 3/15/67 (b)	£450,000	663,009
Chubb Corp. (The) 6.375%, due 3/29/67 (b)	$1,955,000	2,121,175
Farmers Exchange Capital 7.20%, due 7/15/48 (d)	603,000	742,078
Liberty Mutual Group, Inc.
7.80%, due 3/7/87 (d)	453,000	508,493
10.75%, due 6/15/88 (b)(d)	938,000	1,397,620
♦Lincoln National Corp. 7.00%, due 5/17/66 (b)	3,443,000	3,529,075
Pacific Life Insurance Co.
7.90%, due 12/30/23 (d)	1,150,000	1,405,120
9.25%, due 6/15/39 (d)	204,000	288,590
Progressive Corp. (The) 6.70%, due 6/15/67 (b)	612,000	666,315

		13,488,601

Iron & Steel 0.2%
Allegheny Ludlum Corp. 6.95%, due 12/15/25	693,000	830,234

Leisure Time 0.1%
Harley-Davidson Funding Corp. 6.80%, due 6/15/18 (d)	408,000	506,182

	Principal Amount	Value

Lodging 1.6%
♦Caesars Entertainment Operating Co., Inc. 10.00%, due 12/15/18	$2,250,000	$1,406,250
♦MGM Resorts International
6.75%, due 10/1/20 (d)	1,994,000	1,979,045
8.625%, due 2/1/19 (d)	825,000	892,031
Starwood Hotels & Resorts Worldwide, Inc. 7.15%, due 12/1/19	1,700,000	2,090,973

		6,368,299

Machinery—Construction & Mining 0.3%
Terex Corp. 8.00%, due 11/15/17	1,182,000	1,233,712

Media 2.0%
CCO Holdings LLC / CCO Holdings Capital Corp. 7.00%, due 1/15/19 (j)	978,000	1,051,350
Cequel Communications Holdings I LLC / Cequel Capital Corp. 8.625%, due 11/15/17 (d)	938,000	1,003,660
Clear Channel Communications, Inc. 9.00%, due 3/1/21	1,405,000	1,225,862
COX Communications, Inc. 6.95%, due 6/1/38 (d)	2,241,000	3,055,601
DISH DBS Corp.
6.75%, due 6/1/21	765,000	852,019
7.125%, due 2/1/16 (j)	815,000	910,763

		8,099,255

Metal Fabricate & Hardware 0.2%
Mueller Water Products, Inc. 8.75%, due 9/1/20	627,000	719,483

Mining 0.9%
Alcoa, Inc. 6.15%, due 8/15/20 (j)	1,426,000	1,560,644
Old AII, Inc.
7.625%, due 2/15/18	1,426,000	1,447,390
7.875%, due 11/1/20 (d)	475,000	472,625

		3,480,659

Miscellaneous—Manufacturing 0.4%
American Railcar Industries, Inc. 7.50%, due 3/1/14	729,000	736,290
Polypore International, Inc. 7.50%, due 11/15/17	815,000	880,200

		1,616,490

Office Furnishings 0.4%
Interface, Inc. 7.625%, due 12/1/18	1,674,000	1,810,012

16	MainStay Flexible Bond Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Oil & Gas 5.2%
Berry Petroleum Co. 6.75%, due 11/1/20 (j)	$1,223,000	$1,296,380
Chesapeake Energy Corp. 6.625%, due 8/15/20	2,445,000	2,567,250
Concho Resources, Inc.
6.50%, due 1/15/22	750,000	823,125
7.00%, due 1/15/21	2,002,000	2,222,220
Denbury Resources, Inc. 6.375%, due 8/15/21 (j)	815,000	892,425
Frontier Oil Corp. 6.875%, due 11/15/18	571,000	608,115
Hilcorp Energy I, L.P. / Hilcorp Finance Co. 7.625%, due 4/15/21 (d)	1,223,000	1,333,070
8.00%, due 2/15/20 (d)	1,000,000	1,095,000
Linn Energy LLC / Linn Energy Finance Corp. 6.50%, due 5/15/19	2,250,000	2,266,875
7.75%, due 2/1/21	815,000	870,013
Nabors Industries, Inc. 5.00%, due 9/15/20 (j)	2,853,000	3,178,784
Plains Exploration & Production Co. 6.125%, due 6/15/19	2,250,000	2,244,375
Swift Energy Co. 7.125%, due 6/1/17	750,000	770,625
8.875%, due 1/15/20	658,000	710,640

		20,878,897

Oil & Gas Services 1.3%
Basic Energy Services, Inc. 7.75%, due 2/15/19	1,600,000	1,592,000
Dresser-Rand Group, Inc. 6.50%, due 5/1/21	1,292,000	1,356,600
Helix Energy Solutions Group, Inc. 9.50%, due 1/15/16 (d)(j)	625,000	646,094
Hornbeck Offshore Services, Inc. 5.875%, due 4/1/20	848,000	862,840
8.00%, due 9/1/17	815,000	872,050

		5,329,584

Packaging & Containers 0.7%
Ball Corp. 6.75%, due 9/15/20 (j)	2,648,000	2,906,180

Pipelines 2.1%
Energy Transfer Partners, L.P. 4.65%, due 6/1/21	1,490,000	1,654,836
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp. 6.75%, due 11/1/20	1,223,000	1,333,070

	Principal Amount	Value

Pipelines (continued)
Panhandle Eastern Pipe Line Co., L.P. 8.125%, due 6/1/19	$2,037,000	$2,526,831
Regency Energy Partners, L.P. / Regency Energy Finance Corp. 6.875%, due 12/1/18	1,750,000	1,881,250
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 7.875%, due 10/15/18	1,170,000	1,281,150

		8,677,137

Real Estate Investment Trusts 0.3%
Host Hotels & Resorts, L.P. 5.875%, due 6/15/19	1,000,000	1,100,000

Retail 1.6%
AmeriGas Partners, L.P. / AmeriGas Finance Corp. 6.25%, due 8/20/19	1,460,000	1,533,000
6.50%, due 5/20/21	741,000	785,460
CVS Caremark Corp. 4.75%, due 5/18/20	2,445,000	2,880,237
5.789%, due 1/10/26 (d)(f)	80,983	90,612
Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 7.50%, due 10/1/18 (d)	934,000	1,004,050

		6,293,359

Semiconductors 0.5%
Freescale Semiconductor, Inc. 9.25%, due 4/15/18 (d)	1,934,000	2,069,380

Software 1.6%
Fidelity National Information Services, Inc. 7.625%, due 7/15/17 (j)	1,549,000	1,690,346
7.875%, due 7/15/20	489,000	546,458
♦First Data Corp. 7.375%, due 6/15/19 (d)	3,502,000	3,624,570
8.875%, due 8/15/20 (d)	550,000	599,500

		6,460,874

Telecommunications 3.2%
CommScope, Inc. 8.25%, due 1/15/19 (d)	2,930,000	3,157,075
Frontier Communications Corp. 8.50%, due 4/15/20 (j)	1,489,000	1,719,795
Hughes Satellite Systems Corp. 7.625%, due 6/15/21	1,695,000	1,885,687
MetroPCS Wireless, Inc. 7.875%, due 9/1/18	1,386,000	1,517,670

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments††† October 31, 2012 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Telecommunications (continued)
Nextel Communications, Inc. 5.95%, due 3/15/14 (j)	$1,630,000	$1,632,038
Sprint Capital Corp. 6.90%, due 5/1/19	612,000	665,550
8.75%, due 3/15/32	2,060,000	2,430,800

		13,008,615

Transportation 0.2%
PHI, Inc. 8.625%, due 10/15/18	669,000	705,795

Total Corporate Bonds (Cost $230,521,309)		243,136,469

Foreign Bonds 3.2%
Cayman Islands 0.1%
Government of the Cayman Islands 5.95%, due 11/24/19 (d)	200,000	233,000

Colombia 0.1%
Republic of Colombia 7.375%, due 3/18/19	200,000	264,000

El Salvador 0.1%
Republic of El Salvador 7.65%, due 6/15/35	163,000	189,487
8.25%, due 4/10/32 (d)	163,000	199,675

		389,162

Germany 0.2%
IKB Deutsche Industriebank A.G. 4.50%, due 7/9/13	€734,000	913,319

Indonesia 0.1%
Republic of Indonesia 5.875%, due 3/13/20 (d)	$300,000	360,375

Liberia 0.1%
Royal Caribbean Cruises, Ltd. Series Reg S 5.625%, due 1/27/14	€525,000	708,909

Philippines 0.1%
Republic of Philippines 6.50%, due 1/20/20	$300,000	383,625

	Principal Amount	Value

Portugal 0.8%
Portugal Obrigacoes do Tesouro OT Series Reg S 4.95%, due 10/25/23	€3,190,000	$3,194,064

Turkey 0.1%
Republic of Turkey 5.125%, due 3/25/22	$200,000	224,500

United Kingdom 1.5%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21	£449,000	908,022
♦Canada Square Operations PLC 7.50%, due 5/29/49 (b)	2,450,000	3,948,941
Rexam PLC 6.75%, due 6/29/67 (b)	€978,000	1,305,169

		6,162,132

Total Foreign Bonds (Cost $11,193,608)		12,833,086

Loan Assignments & Participations 6.1% (k)
Airlines 0.5%
U.S. Airways Group, Inc. Term Loan 2.711%, due 3/21/14	$1,944,444	1,896,238

Auto Manufacturers 0.4%
Federal-Mogul Corp.
Term Loan B 2.148%, due 12/29/14	1,032,363	968,486
Term Loan C 2.148%, due 12/28/15	526,716	494,125

		1,462,611

Beverage, Food & Tobacco 0.4%
Del Monte Corp. Term Loan 4.50%, due 3/8/18	1,725,767	1,720,589

Buildings & Real Estate 0.2%
Realogy Corp.
Extended Term Loan 4.464%, due 10/10/16	852,913	850,070
Extended Letter of Credit 4.465%, due 10/10/16	120,093	119,693

		969,763

18	MainStay Flexible Bond Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Loan Assignments & Participations (continued)
Chemicals 0.2%
PQ Corp. Term Loan B 3.962%, due 7/30/14	$768,808	$766,337

Electric 0.3%
Calpine Corp. New Term Loan 4.50%, due 4/2/18	1,083,500	1,084,731

Finance—Consumer Loans 0.5%
Springleaf Finance Corp. Term Loan 5.50%, due 5/10/17	2,000,000	1,967,500

Healthcare, Education & Childcare 0.3%
Community Health Systems, Inc. Extended Term Loan 3.921%, due 1/25/17	172,741	173,268
Warner Chilcott Co., LLC New Term Loan B2 4.25%, due 3/15/18	191,840	192,319
Warner Chilcott Corp.
Incremental Term Loan B1 4.25%, due 3/15/18	145,706	146,070
New Term Loan B1 4.25%, due 3/15/18	383,679	384,639
WC Luxco S.A.R.L. New Term Loan B3 4.25%, due 3/15/18	263,780	264,439

		1,160,735

Lodging 0.7%
♦Caesars Entertainment Operating Co., Inc. Extended Term Loan B5 4.461%, due 1/26/18	3,500,000	3,028,750

Machinery 0.2%
Edwards (Cayman Islands II), Ltd. Term Loan B 5.50%, due 5/31/16	857,311	858,919

Media 0.4%
Charter Communications Operating LLC Extended Term Loan C 3.47%, due 9/6/16	66,466	66,653
Clear Channel Communications, Inc. Term Loan B 3.862%, due 1/29/16	2,862,028	1,578,664

		1,645,317

	Principal Amount	Value

Metals & Mining 0.7%
FMG America Finance, Inc. Term Loan 5.25%, due 10/18/17	$1,850,000	$1,840,461
Walter Energy, Inc. Term Loan B 4.00%, due 4/2/18	909,519	895,119

		2,735,580

Mining 0.4%
♦Novelis, Inc. Term Loan 4.00%, due 3/10/17	1,572,000	1,568,397

Oil & Gas 0.7%
MEG Energy Corp. New Term Loan B 4.00%, due 3/16/18	2,970,000	2,976,032

Telecommunications 0.2%
MetroPCS Wireless, Inc. Incremental Term Loan B3 4.00%, due 3/16/18	982,525	982,729

Total Loan Assignments & Participations (Cost $25,021,655)		24,824,228

Mortgage-Backed Securities 0.2%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.2%
Banc of America Commercial Mortgage, Inc. Series 2005-J, Class 1A1 2.905%, due 11/25/35 (l)	459,396	389,160
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.441%, due 12/25/36 (b)(d)(g)	61,490	47,558
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2005-5, Class 1A3 5.50%, due 11/25/35 (b)	180,874	161,066
WaMu Mortgage Pass-Through Certificates Series 2006-AR14, Class 1A1 2.298%, due 11/25/36 (l)	226,197	179,569
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A2 2.614%, due 7/25/36 (l)	282,257	241,947

Total Mortgage-Backed Securities (Cost $1,067,394)		1,019,300

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments††† October 31, 2012 (continued)

	Principal Amount	Value

Municipal Bond 0.4%
New York 0.4%
New York City Industrial Development Agency, JFK International Airport, Revenue Bonds Series A 8.00%, due 8/1/12 (a)(m)	$1,430,000	$1,428,198

Total Municipal Bond (Cost $1,454,084)		1,428,198

U.S. Government & Federal Agencies 0.0%‡
Government National Mortgage Association (Mortgage Pass-Through Securities) 0.0%‡
6.00%, due 8/15/32	1	1

United States Treasury Note 0.0%‡
2.125%, due 8/15/21	70,000	73,659

Total U.S. Government & Federal Agencies (Cost $71,957)		73,660

Yankee Bonds 14.1% (n)
Banks 1.6%
Bangkok Bank PCL 4.80%, due 10/18/20 (d)	250,000	274,462
Barclays Bank PLC 5.14%, due 10/14/20	2,037,000	2,130,665
BBVA Bancomer S.A. 6.75%, due 9/30/22 (d)	1,685,000	1,908,262
Mizuho Capital Investment, Ltd. 14.95%, due 12/31/49 (b)(d)	1,092,000	1,312,650
Royal Bank of Scotland Group PLC 6.40%, due 10/21/19	856,000	995,357

		6,621,396

Building Materials 1.4%
Cemex Espana Luxembourg 9.25%, due 5/12/20 (d)	1,560,000	1,622,400
Desarrolladora Homex S.A.B. de C.V. 9.50%, due 12/11/19 (d)	2,000,000	1,997,600
Urbi Desarrollos Urbanos S.A.B. de C.V. 9.50%, due 1/21/20 (d)	2,250,000	2,070,000

		5,690,000

Cosmetics & Personal Care 0.5%
Albea Beauty Holdings S.A. 8.375%, due 11/1/19 (d)	1,985,000	2,014,775

Electric 0.2%
InterGen N.V. 9.00%, due 6/30/17 (d)	685,000	649,038

	Principal Amount	Value

Finance—Leasing Companies 0.4%
Banque PSA Finance S.A. 5.75%, due 4/4/21 (d)	$1,900,000	$1,828,121

Food 1.8%
Grupo Bimbo S.A.B. de C.V. 4.50%, due 1/25/22 (d)	2,504,000	2,754,515
JBS Finance II, Ltd. 8.25%, due 1/29/18 (d)	650,000	677,625
Minerva Luxembourg S.A. 12.25%, due 2/10/22 (d)	1,240,000	1,475,600
Virgolino de Oliveira Finance, Ltd. 11.75%, due 2/9/22 (d)	2,250,000	2,193,750

		7,101,490

Forest Products & Paper 0.1%
Norske Skogindustrier A.S.A. 7.125%, due 10/15/33 (d)	815,000	489,000

Insurance 0.3%
Oil Insurance, Ltd. 3.342%, due 12/29/49 (b)(d)	652,000	582,255
Swiss Re Capital I, L.P. 6.854%, due 5/29/49 (b)(d)	571,000	595,683

		1,177,938

Iron & Steel 0.4%
APERAM 7.375%, due 4/1/16 (d)	2,075,000	1,805,250

Leisure Time 0.2%
Royal Caribbean Cruises, Ltd. 7.25%, due 3/15/18	675,000	751,781

Machinery—Construction & Mining 0.4%
Boart Longyear Management Pty, Ltd. 7.00%, due 4/1/21 (d)	1,606,000	1,626,075

Mining 2.2%
♦Novelis, Inc. 8.375%, due 12/15/17	734,000	798,225
8.75%, due 12/15/20	1,223,000	1,348,358
Teck Resources, Ltd. 2.50%, due 2/1/18	1,421,000	1,437,388
10.75%, due 5/15/19	500,000	602,072
Vedanta Resources PLC 8.25%, due 6/7/21 (d)	2,565,000	2,635,537
Xstrata Finance Canada, Ltd. 5.80%, due 11/15/16 (d)	1,877,000	2,127,165

		8,948,745

20	MainStay Flexible Bond Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Yankee Bonds (continued)
Oil & Gas 2.3%
CITIC Resources Finance, Ltd. 6.75%, due 5/15/14 (d)	$200,000	$209,450
ENI S.p.A. 4.15%, due 10/1/20 (d)	1,630,000	1,669,739
MEG Energy Corp. 6.50%, due 3/15/21 (d)	1,862,000	1,996,995
OGX Austria GmbH 8.50%, due 6/1/18 (d)	2,740,000	2,390,650
Precision Drilling Corp. 6.50%, due 12/15/21	643,000	679,973
6.625%, due 11/15/20 (j)	1,630,000	1,744,100
TNK-BP Finance S.A. 7.875%, due 3/13/18 (d)	400,000	474,972

		9,165,879

Oil & Gas Services 0.6%
Cie Generale de Geophysique—Veritas 6.50%, due 6/1/21	600,000	633,000
9.50%, due 5/15/16	1,675,000	1,809,000

		2,442,000

Packaging & Containers 0.3%
Ardagh Packaging Finance PLC 9.125%, due 10/15/20 (d)	1,000,000	1,045,000

Savings & Loans 0.6%
RBS Citizens Financial Group, Inc. 4.15%, due 9/28/22 (d)	2,270,000	2,281,652

Telecommunications 0.2%
Intelsat Luxembourg S.A. 11.25%, due 2/4/17	815,000	855,750

Transportation 0.6%
CHC Helicopter S.A. 9.25%, due 10/15/20	2,109,000	2,140,635
Hapag-Lloyd A.G. 9.75%, due 10/15/17 (d)	500,000	487,500

		2,628,135

Total Yankee Bonds (Cost $56,247,462)		57,122,025

Total Long-Term Bonds (Cost $357,674,648)		370,664,049

	Shares	Value

Common Stocks 0.8%
Auto Manufacturers 0.4%
General Motors Co. (i)	45,730	$1,166,115
Motors Liquidation Co. GUC Trust (i)	11,598	231,380

		1,397,495

Banks 0.4%
CIT Group, Inc. (i)	6,479	241,149
Citigroup, Inc.	41,400	1,547,946

		1,789,095

Building Materials 0.0%‡
U.S. Concrete, Inc. (g)(i)	19,613	150,824

Media 0.0%‡
Adelphia Contingent Value Vehicle (f)(g)(h)(i)	100,330	1,003

Total Common Stocks (Cost $3,899,283)		3,338,417

Convertible Preferred Stocks 1.7%
Aerospace & Defense 0.1%
United Technologies Corp. (i) 7.50%	7,400	402,412

Auto Manufacturers 0.1%
General Motors Co. 4.75%	6,850	278,247

Auto Parts & Equipment 0.1%
Goodyear Tire & Rubber Co. (The) 5.875%	5,900	248,095

Banks 0.7%
♦Bank of America Corp. 7.25% Series L	781	870,604
Citigroup, Inc. 7.50%	8,700	889,140
Wells Fargo & Co. 7.50% Series L	800	1,000,000

		2,759,744

Hand & Machine Tools 0.1%
Stanley Black & Decker, Inc. 4.75%	5,600	677,992

Insurance 0.1%
Hartford Financial Services Group, Inc. 7.25%	16,100	329,245
MetLife, Inc. 5.00%	4,275	198,745

		527,990

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Portfolio of Investments††† October 31, 2012 (continued)

	Shares	Value

Convertible Preferred Stocks (continued)
Media 0.1%
Nielsen Holdings N.V. 6.25%	5,300	$289,678

Oil & Gas 0.4%
Apache Corp. 6.00%	21,600	1,007,856
Energy XXI Bermuda, Ltd. 5.625%	1,100	392,906
Sanchez Energy Corp. (d)(i) 4.875%	2,700	133,074

		1,533,836

Total Convertible Preferred Stocks (Cost $7,375,624)		6,717,994

	Number of Warrants

Warrants 0.2%
Auto Manufacturers 0.2%
General Motors Co.
Strike Price $10.00 Expires 7/10/16 (i)	34,575	568,759
Strike Price $18.33 Expires 7/10/19 (i)	34,575	355,085

		923,844

Media 0.0%‡
ION Media Networks, Inc.
Second Lien Expires 12/18/39 (f)(g)(h)(i)	11	0	(o)
Unsecured Debt Expires 12/18/16 (f)(g)(h)(i)	11	0	(o)

		0	(o)

Total Warrants (Cost $1,526,502)		923,844

	Principal Amount	Value

Short-Term Investment 4.9%
Repurchase Agreement 4.9%
State Street Bank and Trust Co. 0.01%, dated 10/31/12 due 11/1/12 Proceeds at Maturity $19,746,802 (Collateralized by a Federal National Mortgage Association security with a rate of 2.10% and a maturity date of 10/17/22, with a Principal Amount of $20,140,000 and a Market Value of $20,146,384)	$19,746,796	$19,746,796

Total Short-Term Investment (Cost $19,746,796)		19,746,796

Total Investments, Before Investments Sold Short (Cost $390,222,853) (r)	99.2%	401,391,100

Long-Term Bond Sold Short (1.9%)
Corporate Bond Sold Short (1.9%)
Apparel (1.9%)
Levi Strauss & Co. 7.625%, due 5/15/20	(6,800,000)	(7,429,000)

Total Investments Sold Short (Proceeds $6,811,104)	(1.9)%	(7,429,000)

Total Investments, Net of Investments Sold Short (Cost $383,411,749)	97.3	393,962,100
Other Assets, Less Liabilities	2.7	10,782,898
Net Assets	100.0%	$404,744,998

	Contracts Long	Unrealized Appreciation (Depreciation) (p)
Futures Contracts (0.0%)‡
United States Treasury Bond December 2012 (30 Year) (q)	160	$(81,650)

Total Futures Contracts Long (Settlement Value $23,890,000)		(81,650)

22	MainStay Flexible Bond Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Contracts Short	Unrealized Appreciation (Depreciation) (p)
Futures Contracts (continued)
United States Treasury Notes December 2012 (10 Year) (q)	(130)	$(40,950)
United States Treasury Notes December 2012 (5 Year) (q)	(580)	(69,419)

Total Futures Contracts Short (Settlement Value $89,359,063)		(110,369)

Total Futures Contracts (Settlement Value $65,469,063)		$(192,019)

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).

‡	Less than one-tenth of a percent.

(a)	Issue in default.

(b)	Floating rate—Rate shown is the rate in effect as of October 31, 2012.

(c)	Subprime mortgage investment and other asset-backed securities. The total market value of these securities as of October 31, 2012 is $6,435,574, which represents 1.6% of the Fund’s net assets.

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(e)	Step coupon. Rate shown is the rate in effect as of October 31, 2012.

(f)	Fair valued security. The total market value of these securities as of October 31, 2012 is $119,953, which represents less than one-tenth of a percent of the Fund’s net assets.

(g)	Illiquid security. The total market value of these securities as of October 31, 2012 is $227,723, which represents 0.1% of the Fund’s net assets.

(h)	Restricted security.
(i)	Non-income producing security.

(j)	Security, or a portion thereof, is maintained in a segregated account at the Fund’s custodian as collateral for securities sold short (See Note 2(O)).

(k)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the rate(s) in effect as of October 31, 2012. Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.

(l)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of October 31, 2012.

(m)	Interest on these securities is subject to alternative minimum tax.

(n)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(o)	Less than one dollar.

(p)	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2012.

(q)	As of October 31, 2012, cash in the amount of $148,400 is on deposit with a broker for futures transactions.

(r)	As of October 31, 2012, cost is $390,457,916 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$20,708,104
Gross unrealized depreciation	(9,774,920)

Net unrealized appreciation	$10,933,184

The following abbreviations are used in the above portfolio:

€—Euro

£—British Pound Sterling

As of October 31, 2012, the Fund held the following foreign currency forward contracts:

Foreign Currency Sale Contracts	Expiration Date	Counterparty	Contract Amount Sold	Contract Amount Purchased	Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	12/6/12	JPMorgan Chase Bank	EUR 10,245,000	USD 13,291,761	USD	8,633
Pound Sterling vs. U.S. Dollar	12/6/12	JPMorgan Chase Bank	GBP 4,404,000	7,014,075		(92,071)
Net unrealized appreciation (depreciation) on foreign currency forward contracts					USD	(83,438)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Portfolio of Investments††† October 31, 2012 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$11,166,286	$—		$11,166,286
Convertible Bonds (b)	—	19,060,747	50		19,060,797
Corporate Bonds (c)	—	243,017,569	118,900		243,136,469
Foreign Bonds	—	12,833,086	—		12,833,086
Loan Assignments & Participations	—	24,824,228	—		24,824,228
Mortgage-Backed Securities	—	1,019,300	—		1,019,300
Municipal Bond	—	1,428,198	—		1,428,198
U.S. Government & Federal Agencies	—	73,660	—		73,660
Yankee Bonds	—	57,122,025	—		57,122,025

Total Long-Term Bonds	—	370,545,099	118,950		370,664,049

Common Stocks (d)	3,337,414	—	1,003		3,338,417
Convertible Preferred Stocks	6,717,994	—	—		6,717,994
Warrants (e)	923,844	—	0	(e)	923,844
Short-Term Investment
Repurchase Agreement	—	19,746,796	—		19,746,796

Total Investments in Securities	10,979,252	390,291,895	119,953		401,391,100

Other Financial Instruments
Foreign Currency Forward Contracts (f)	—	8,633	—		8,633

Total Investments in Securities and Other Financial Instruments	$10,979,252	$390,300,528	$119,953		$401,399,733

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Long-Term Bond Sold Short
Corporate Bond Sold Short	$—	$(7,429,000)	$—	$(7,429,000)

Total Investments in Securities Sold Short	—	(7,429,000)	—	(7,429,000)

Other Financial Instruments
Foreign Currency Forward Contracts (f)	—	(92,071)	—	(92,071)
Futures Contracts Long (f)	(81,650)	—	—	(81,650)
Futures Contracts Short (f)	(110,369)	—	—	(110,369)

Total Other Financial Instruments	(192,019)	(92,071)	—	(284,090)

Total Investments in Securities Sold Short and Other Financial Instruments	$(192,019)	$(7,521,071)	$—	$(7,713,090)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $50 is held in Internet within the Convertible Bonds section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $1,137, $2,640, $24,511 and $90,612 are held in Auto Manufacturers, Commercial Services, Entertainment and Retail, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(d)	The Level 3 security valued at $1,003 is held in Media within the Common Stocks section of the Portfolio of Investments.

(e)	The Level 3 securities valued at less than one dollar are held in Media within the Warrants section of the Portfolio of Investments.

(f)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

24	MainStay Flexible Bond Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2011		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2012		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2012 (a)
Long-Term Bonds
Convertible Bonds
Internet	$50		$—	$—	$—	$—	$—	$—	$—	$50		$—
Corporate Bonds
Auto Manufacturers	140,584		—	—	62,235	—	(201,682)	—	—	1,137		(136,953)
Commercial Services	2,640		—	—	—	—	—	—	—	2,640		—
Entertainment	33,545		1,072	1,389	1,411	—	(12,906)	—	—	24,511		(1,071)
Retail	88,676		(108)	(109)	6,260	—	(4,107)	—	—	90,612		6,325
Loan Assignments & Participations
Machinery	521		(5,071)	(125,173)	129,723	—	—	—	—	—		—
Yankee Bonds
Food	70		—	(93,028)	92,958	—	—	—	—	—		—
Common Stocks				—			—
Media	1,003		—	—	—	—	—	—	—	1,003		—
Warrants
Media	0	(b)	—	—	—	—	—	—	—	0	(b)	—

Total	$267,089		$(4,107)	$(216,921)	$292,587	$—	$(218,695)	$—	$—	$119,953		$(131,699)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Less than one dollar.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Statement of Assets and Liabilities as of October 31, 2012

Assets
Investment in securities, at value (identified cost $390,222,853)	$401,391,100
Cash denominated in foreign currencies (identified cost $3,226,326)	3,223,148
Cash collateral on deposit at broker	148,400
Receivables:
Dividends and interest	6,333,197
Fund shares sold	3,867,406
Investment securities sold	997,932
Other assets	25,233
Unrealized appreciation on foreign currency forward contracts	8,633

Total assets	415,995,049

Liabilities
Investments sold short (proceeds $6,811,104)	7,429,000
Payables:
Investment securities purchased	1,988,137
Fund shares redeemed	615,928
Interest on investments sold short	239,086
Manager (See Note 3)	208,302
NYLIFE Distributors (See Note 3)	109,781
Transfer agent (See Note 3)	108,000
Variation margin on futures contracts	81,719
Shareholder communication	24,783
Professional fees	16,810
Broker fees and charges on short sales	6,839
Custodian	4,819
Trustees	1,192
Accrued expenses	5,055
Dividend payable	318,529
Unrealized depreciation on foreign currency forward contracts	92,071

Total liabilities	11,250,051

Net assets	$404,744,998

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$439,221
Additional paid-in capital	394,875,915

395,315,136
Distributions in excess of net investment income	(307,796)
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(542,978)
Net unrealized appreciation (depreciation) on investments and futures contracts	10,976,228
Net unrealized appreciation (depreciation) on investments sold short	(617,896)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(77,696)

Net assets	$404,744,998

Investor Class
Net assets applicable to outstanding shares	$24,551,240

Shares of beneficial interest outstanding	2,645,978

Net asset value per share outstanding	$9.28
Maximum sales charge (4.50% of offering price)	0.44

Maximum offering price per share outstanding	$9.72

Class A
Net assets applicable to outstanding shares	$192,008,934

Shares of beneficial interest outstanding	20,832,877

Net asset value per share outstanding	$9.22
Maximum sales charge (4.50% of offering price)	0.43

Maximum offering price per share outstanding	$9.65

Class B
Net assets applicable to outstanding shares	$17,590,691

Shares of beneficial interest outstanding	1,915,815

Net asset value and offering price per share outstanding	$9.18

Class C
Net assets applicable to outstanding shares	$59,158,764

Shares of beneficial interest outstanding	6,447,757

Net asset value and offering price per share outstanding	$9.18

Class I
Net assets applicable to outstanding shares	$111,435,369

Shares of beneficial interest outstanding	12,079,688

Net asset value and offering price per share outstanding	$9.23

26	MainStay Flexible Bond Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2012

Investment Income (Loss)
Income
Interest (a)	$25,324,808
Dividends (b)	411,855

Total income	25,736,663

Expenses
Manager (See Note 3)	2,477,774
Distribution/Service—Investor Class (See Note 3)	55,073
Distribution/Service—Class A (See Note 3)	444,959
Distribution/Service—Class B (See Note 3)	158,800
Distribution/Service—Class C (See Note 3)	542,408
Interest on investments sold short	729,171
Broker fees and charges on short sales	583,938
Transfer agent (See Note 3)	426,039
Registration	114,878
Professional fees	66,026
Shareholder communication	55,035
Custodian	27,760
Trustees	10,787
Miscellaneous	20,209

Total expenses	5,712,857

Net investment income (loss)	20,023,806

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	3,991,909
Investments sold short	(460,875)
Futures transactions	(637,791)
Swap transactions	65,903
Foreign currency transactions	(20,234)

Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	2,938,912

Net change in unrealized appreciation (depreciation) on:
Investments	19,771,994
Investments sold short	(768,230)
Futures contracts	(47,900)
Swap contracts	63,990
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	475,663

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	19,495,517

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	22,434,429

Net increase (decrease) in net assets resulting from operations	$42,458,235

(a)	Interest recorded net of foreign withholding taxes in the amount of $1,109.
(b)	Dividends recorded net of foreign withholding taxes in the amount of $301.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Statements of Changes in Net Assets

for the years ended October 31, 2012 and October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$20,023,806	$16,164,764
Net realized gain (loss) on investments, futures transactions, investments sold short, swap transactions and foreign currency transactions	2,938,912	6,229,115	(a)
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	19,495,517	(19,578,617)

Net increase (decrease) in net assets resulting from operations	42,458,235	2,815,262

Dividends to shareholders:
From net investment income:
Investor Class	(1,099,420)	(933,654)
Class A	(9,264,000)	(7,477,966)
Class B	(684,741)	(781,827)
Class C	(2,334,598)	(1,693,424)
Class I	(7,148,524)	(5,674,370)

Total dividends to shareholders	(20,531,283)	(16,561,241)

Capital share transactions:
Net proceeds from sale of shares	150,767,499	414,223,323
Net asset value of shares issued to shareholders in reinvestment of dividends	16,294,896	13,090,401
Cost of shares redeemed	(204,697,285)	(172,331,003	)(b)

Increase (decrease) in net assets derived from capital share transactions	(37,634,890)	254,982,721

Net increase (decrease) in net assets	(15,707,938)	241,236,742

Net Assets
Beginning of year	420,452,936	179,216,194

End of year	$404,744,998	$420,452,936

Undistributed (distributions in excess of) net investment income at end of year	$(307,796)	$588,017

(a)	Includes realized gain of $1,774,490 due to an in-kind redemption during the year ended October 31, 2011. (See Note 11)

(b)	Includes an in-kind redemption in the amount of $79,972,617 during the year ended October 31, 2011. (See Note 11)

28	MainStay Flexible Bond Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
	Year ended October 31,					February 28, 2008** through October 31,
	2012	2011	2010	2009		2008
Net asset value at beginning of period	$8.78	$9.12	$8.47	$7.20		$8.86

Net investment income (loss) (a)	0.44	0.43	0.52	0.40		0.29
Net realized and unrealized gain (loss) on investments	0.50	(0.32)	0.68	1.50		(1.77)
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	(0.00)‡	(0.05)	0.02		0.11

Total from investment operations	0.95	0.11	1.15	1.92		(1.37)

Less dividends and distributions:
From net investment income	(0.45)	(0.45)	(0.50)	(0.62)		(0.29)
Return of capital	—	—	—	(0.03)		—

Total dividends and distributions	(0.45)	(0.45)	(0.50)	(0.65)		(0.29)

Net asset value at end of period	$9.28	$8.78	$9.12	$8.47		$7.20

Total investment return (b)	10.98%	1.33%	13.97%	28.35%		(15.88	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.89%	4.85%	5.93%	5.26%		5.07	% ††
Net expenses (excluding short sale expenses)	1.19%	1.24%	1.41%	1.42%		1.40	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	1.52%	1.42%	1.45%	1.70%		1.51	% ††
Short sale expenses	0.33%	0.18%	—	—		—
Portfolio turnover rate	25%	26%	80%	154	%(d)	81	% (d)
Net assets at end of period (in 000’s)	$24,551	$20,415	$16,654	$12,200		$9,990

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 117% and 72% for the years ended October 31, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Financial Highlights selected per share data and ratios

	Class A
	Year ended October 31,
	2012	2011	2010	2009		2008
Net asset value at beginning of year	$8.73	$9.06	$8.42	$7.16		$9.02

Net investment income (loss) (a)	0.45	0.45	0.54	0.41		0.44
Net realized and unrealized gain (loss) on investments	0.49	(0.31)	0.67	1.49		(1.96)
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	(0.00)‡	(0.05)	0.02		0.12

Total from investment operations	0.95	0.14	1.16	1.92		(1.40)

Less dividends and distributions:
From net investment income	(0.46)	(0.47)	(0.52)	(0.62)		(0.46)
Return of capital	—	—	—	(0.04)		—

Total dividends and distributions	(0.46)	(0.47)	(0.52)	(0.66)		(0.46)

Net asset value at end of year	$9.22	$8.73	$9.06	$8.42		$7.16

Total investment return (b)	11.26%	1.54%	14.19%	28.56%		(16.27%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.08%	5.04%	6.19%	5.41%		5.13%
Net expenses (excluding short sales expenses)	1.00%	1.03%	1.18%	1.27%		1.30%
Expenses (including short sales expenses, before waiver/reimbursement)	1.33%	1.22%	1.21%	1.37%		1.34%
Short sale expenses	0.33%	0.19%	—	—		—
Portfolio turnover rate	25%	26%	80%	154	%(c)	81	% (c)
Net assets at end of year (in 000’s)	$192,009	$169,649	$109,694	$60,555		$45,293

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 117% and 72% for the years ended October 31, 2009 and 2008, respectively.

30	MainStay Flexible Bond Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class B
	Year ended October 31,
	2012	2011	2010	2009		2008
Net asset value at beginning of year	$8.70	$9.03	$8.39	$7.14		$8.99

Net investment income (loss) (a)	0.37	0.36	0.45	0.34		0.37
Net realized and unrealized gain (loss) on investments	0.48	(0.31)	0.68	1.48		(1.95)
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	(0.00)‡	(0.05)	0.02		0.12

Total from investment operations	0.86	0.05	1.08	1.84		(1.46)

Less dividends and distributions:
From net investment income	(0.38)	(0.38)	(0.44)	(0.56)		(0.39)
Return of capital	—	—	—	(0.03)		—

Total dividends and distributions	(0.38)	(0.38)	(0.44)	(0.59)		(0.39)

Net asset value at end of year	$9.18	$8.70	$9.03	$8.39		$7.14

Total investment return (b)	10.15%	0.59%	13.13%	27.35%		(16.88%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.14%	4.10%	5.15%	4.54%		4.32%
Net expenses (excluding short sales expenses)	1.94%	1.99%	2.16%	2.17%		2.11%
Expenses (including short sales expenses, before waiver/reimbursement)	2.27%	2.16%	2.20%	2.46%		2.20%
Short sale expenses	0.33%	0.17%	—	—		—
Portfolio turnover rate	25%	26%	80%	154	%(c)	81	% (c)
Net assets at end of year (in 000’s)	$17,591	$16,754	$19,352	$19,176		$18,567

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 117% and 72% for the years ended October 31, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	31

Financial Highlights selected per share data and ratios

	Class C
	Year ended October 31,
	2012	2011	2010	2009		2008
Net asset value at beginning of year	$8.69	$9.03	$8.39	$7.14		$8.99

Net investment income (loss) (a)	0.37	0.36	0.46	0.34		0.37
Net realized and unrealized gain (loss) on investments	0.49	(0.32)	0.67	1.48		(1.95)
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	(0.00)‡	(0.05)	0.02		0.12

Total from investment operations	0.87	0.04	1.08	1.84		(1.46)

Less dividends and distributions:
From net investment income	(0.38)	(0.38)	(0.44)	(0.56)		(0.39)
Return of capital	—	—	—	(0.03)		—

Total dividends and distributions	(0.38)	(0.38)	(0.44)	(0.59)		(0.39)

Net asset value at end of year	$9.18	$8.69	$9.03	$8.39		$7.14

Total investment return (b)	10.16%	0.48%	13.14%	27.36%		(16.88%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.14%	4.09%	5.23%	4.50%		4.32%
Net expenses (excluding short sale expenses)	1.94%	1.99%	2.16%	2.17%		2.11%
Expenses (including short sales expenses, before waiver/reimbursement)	2.27%	2.19%	2.20%	2.45%		2.20%
Short sale expenses	0.33%	0.20%	—	—		—
Portfolio turnover rate	25%	26%	80%	154	%(c)	81	% (c)
Net assets at end of year (in 000’s)	$59,159	$50,280	$28,334	$12,948		$9,484

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 117% and 72% for the years ended October 31, 2009 and 2008, respectively.

32	MainStay Flexible Bond Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,
	2012	2011	2010	2009		2008
Net asset value at beginning of year	$8.73	$9.07	$8.42	$7.17		$9.02

Net investment income (loss) (a)	0.47	0.46	0.58	0.43		0.47
Net realized and unrealized gain (loss) on investments	0.51	(0.31)	0.66	1.48		(1.94)
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	(0.00)‡	(0.05)	0.02		0.11

Total from investment operations	0.99	0.15	1.19	1.93		(1.36)

Less dividends and distributions:
From net investment income	(0.49)	(0.49)	(0.54)	(0.64)		(0.49)
Return of capital	—	—	—	(0.04)		—

Total dividends and distributions	(0.49)	(0.49)	(0.54)	(0.68)		(0.49)

Net asset value at end of year	$9.23	$8.73	$9.07	$8.42		$7.17

Total investment return (b)	11.41%	1.79%	14.59%	28.78%		(15.86%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.32%	5.20%	6.57%	5.75%		5.49%
Net expenses (excluding short sale expenses)	0.76%	0.78%	0.92%	0.95%		0.96%
Expenses (including short sales expenses, before waiver/reimbursement)	1.08%	1.02%	0.95%	1.12%		1.03%
Short sale expenses	0.32%	0.24%	—	—		—
Portfolio turnover rate	25%	26%	80%	154	%(c)	81	%(c)
Net assets at end of year (in 000’s)	$111,435	$163,356	$5,183	$319		$259

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 117% and 72% for the years ended October 31, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	33

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) were organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Flexible Bond Opportunities Fund (the “Fund”).

The Fund currently offers five classes of shares. Class A and Class B shares commenced operations on February 28, 1997. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income and total return by investing primarily in domestic and foreign debt securities.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.   Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee will meet (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee shall meet at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund. These procedures shall be reviewed by the Board no less frequently than annually. Any revisions to these procedures deemed necessary shall be reported to the Board at its next regularly scheduled meeting.

Securities are valued using unadjusted market prices, when available, as supplied primarily by third party pricing services or dealers. To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

34	MainStay Flexible Bond Opportunities Fund

The aggregate value by input level, as of October 31, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids / Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market value cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2012, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2012, the Fund held securities with a value of $119,953 that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the

Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of October 31, 2012, the Fund did not hold any foreign equity securities.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than municipal debt securities) are valued at the evaluated bid prices (evaluated mean prices in the case of municipal debt securities) supplied by a pricing agent or broker selected by the Fund’s Manager in consultation with the Fund’s Subadvisor if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, if any, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service, and are generally categorized as Level 2 in the hierarchy.

mainstayinvestments.com	35

Notes to Financial Statements (continued)

Credit default swaps are valued at prices supplied by a pricing agent or brokers selected by the Fund’s Manager in consultation with the Fund’s Subadvisor whose prices reflect broker/dealer supplied valuations and electronic data processing techniques. Swaps are marked-to-market daily and the change in value, if any, is recorded as unrealized appreciation or depreciation. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source, and a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, at least monthly and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liqui-

36	MainStay Flexible Bond Opportunities Fund

date the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(J)  Loan Assignments, Participations and Commitments.  The Fund invests in loan assignments and loan participations. Loan assignments and participations (“loans”) are agreements to make money available (a “commitment”) to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower (“intermediate participants”). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and recorded in the Statement of Assets and Liabilities. As of October 31, 2012, the Fund did not hold any unfunded commitments.

(K)  Swap Contracts.  The Fund may enter into credit default, interest rate, index and currency exchange rate contracts (“swaps”) for the purpose of attempting to obtain a desired return at a lower cost to the Fund, rather than directly investing in an instrument yielding that desired return or to hedge against credit risk. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on a particular investment or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap.

Credit default swaps, in particular, are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Such periodic payments are accrued daily and recorded as a realized gain or loss. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers.

Swaps are “marked-to-market” daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss.

The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Fund may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar creditworthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions. As of October 31, 2012, the Fund did not hold any swap contracts.

(L) Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or

mainstayinvestments.com	37

Notes to Financial Statements (continued)

sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may enter into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(M)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(N)  Mortgage Dollar Rolls.  The Fund may enter into mortgage dollar roll (“MDR”) transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(O)  Securities Sold Short.  The Fund engages in short sales as part of its investment strategy. When the Fund enters into a short sale, it must segregate the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, short positions held are reflected as liabilities and are marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily while dividends declared on short positions existing on the record date are recorded on the ex-dividend date. Both the interest and dividends paid on short sales are recorded as expenses on the Statement of Operations.

(P)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive

38	MainStay Flexible Bond Opportunities Fund

compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2012.

(Q)  Restricted Securities.  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 6)

(R)  Concentration of Risk.  The Fund invests in high-yield securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(S)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(T)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of October 31, 2012:

Asset Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Warrants	Investments in securities, at value	$—	$—	$923,844	$—	$923,844
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	—	8,633	—	—	8,633

Total Fair Value		$—	$8,633	$923,844	$—	$932,477

Liability Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$—	$—	$(192,019)	$(192,019)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	—	(92,071)	—	—	(92,071)

Total Fair Value		$—	$(92,071)	$—	$(192,019)	$(284,090)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

mainstayinvestments.com	39

Notes to Financial Statements (continued)

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2012:

Realized Gain (Loss)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Warrants	Net realized gain (loss) on security transactions	$—	$—	$3	$—	$3
Futures Contracts	Net realized gain (loss) on futures transactions	—	—	—	(637,791)	(637,791)
Swap Contracts	Net realized gain (loss) on swap transactions	65,903	—	—	—	65,903
Forward Contracts	Net realized gain (loss) on foreign currency transactions	—	61,838	—	—	61,838

Total Realized Gain (Loss)		$65,903	$61,838	$3	$(637,791)	$(510,047)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Warrants	Net change in unrealized appreciation (depreciation) on investments	$—	$—	$(70,187)	$—	$(70,187)
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	—	—	—	(47,900)	(47,900)
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	63,990	—	—	—	63,990
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	—	492,599	—	—	492,599

Total Change in Unrealized Appreciation (Depreciation)		$63,990	$492,599	$(70,187)	$(47,900)	$438,502

Number of Contracts, Notional Amounts or Shares/Units

	Credit Contracts Risk	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Warrants (1)	—	—	69,172	—	69,172
Futures Contracts Long (1)				160	160
Futures Contracts Short (1)	—	—	—	(710)	(710)
Swap Contracts (2)	$7,700,000	—	—	—	$7,700,000
Forward Contracts Long (1)	$—	$1,050,033	$—	$—	$1,050,033
Forward Contracts Short (1)	$—	$(17,750,593)	$—	$—	$(17,750,593)

(1)	Amount disclosed represents the weighted average held during the year ended October 31, 2012.

(2)	Amount disclosed represents the actual average held during the year ended October 31, 2012.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life

40	MainStay Flexible Bond Opportunities Fund

Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; and 0.50% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.62% for the year ended October 31, 2012, inclusive of a fee for fund accounting services of 0.02% of the Fund’s average daily net assets.

Prior to February 28, 2012, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares did not exceed 1.16% of its average daily net assets. New York Life Investments agreed to apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2012, New York Life Investments earned fees from the Fund in the amount of $2,477,774.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $20,279 and $93,434, respectively, for the year ended October 31, 2012. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $191, $21,301 and $12,121, respectively, for the year ended October 31, 2012.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2012, were as follows:

Investor Class	$55,172
Class A	112,789
Class B	39,796
Class C	135,845
Class I	82,437

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2012, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$12,023,167	6.3%

Note 4–Federal Income Tax

As of October 31, 2012, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$21,288	$(473,003)	$(329,084)	$10,210,661	$9,429,862

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, mark to market of foreign forward contracts, mark to market of futures contracts, straddle adjustments, modified debt instruments and contingent payment debt instruments (CPDI).

The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized

mainstayinvestments.com	41

Notes to Financial Statements (continued)

gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2012 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(388,336)	$336,081	$52,255

The reclassifications for the Fund are primarily due to mark to market on foreign currency gain (loss), reclassification of consent fees, interest income on defaulted securities, contingent payment debt instruments and municipal income received.

Under the Regulated Investment Company Modernization Act of 2010,

the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2012, for federal income tax purposes, capital loss carryforwards of $473,003 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017	$473	$—

The Fund utilized $3,987,646 of capital loss carryforwards during the year ended October 31, 2012.

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 shown in the Statements of Changes in Net Assets was as follows:

	2012	2011
Distributions paid from:
Ordinary Income	$20,531,283	$16,561,241

Note 5–Foreign Currency Transactions

As of October 31, 2012, the Fund held the following foreign currencies:

		Currency		Cost		Value
Canadian Dollar	CAD	2	USD	2	USD	2
Euro	EUR	2,434,046		3,158,943		3,154,887
Pound Sterling	GBP	42,298		67,381		68,259
Total			USD	3,226,326	USD	3,223,148

Note 6–Restricted Securities

As of October 31, 2012, the Fund held the following restricted securities:

Security	Date(s) of Acquisition	Shares/Principal Amount/Number of Warrants	Cost	10/31/12 Value		Percent of Net Assets
Adelphia Contingent Value Vehicle Common Stock	5/17/02-5/29/05	100,330	$31,487	$1,003		0.0	%‡
At Home Corp. Convertible Bond 4.75%, due 12/31/49	7/25/01	$504,238	8,348	50		0.0	‡
ION Media Networks, Inc.
Warrant, Second Lien, Expires 12/18/39	12/20/10	11	—	0	(a)	0.0	‡
Warrant, Unsecured Debt, Expires 12/18/16	3/12/10	11	34	0	(a)	0.0	‡
Total			$39,869	$1,053		0.0	%‡

‡	Less than one-tenth of a percent.

(a)	Less than one dollar.

Note 7–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 8–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under an amended credit agreement, the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual

42	MainStay Flexible Bond Opportunities Fund

rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 28, 2013, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 29, 2012, the aggregate commitment amount was $125,000,000 with an optional maximum amount of $175,000,000. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the year ended October 31, 2012.

Note 9–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2012, purchases and sales of U.S. government securities were $1,925 and $17,305, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $95,345 and $141,125, respectively.

Note 10–Capital Share Transactions

Investor Class	Shares	Amount
Year ended October 31, 2012:
Shares sold	645,626	$5,806,996
Shares issued to shareholders in reinvestment of dividends	117,500	1,052,185
Shares redeemed	(386,730)	(3,460,373)

Net increase (decrease) in shares outstanding before conversion	376,396	3,398,808
Shares converted into Investor Class (See Note 1)	267,436	2,409,801
Shares converted from Investor Class (See Note 1)	(322,045)	(2,917,361)

Net increase (decrease)	321,787	$2,891,248

Year ended October 31, 2011:
Shares sold	732,673	$6,584,750
Shares issued to shareholders in reinvestment of dividends	99,140	885,391
Shares redeemed	(416,607)	(3,722,451)

Net increase (decrease) in shares outstanding before conversion	415,206	3,747,690
Shares converted into Investor Class (See Note 1)	286,997	2,538,354
Shares converted from Investor Class (See Note 1)	(204,553)	(1,834,596)

Net increase (decrease)	497,650	$4,451,448

Class A	Shares	Amount
Year ended October 31, 2012:
Shares sold	6,407,382	$57,237,916
Shares issued to shareholders in reinvestment of dividends	783,280	6,966,213
Shares redeemed	(6,213,341)	(55,242,568)

Net increase (decrease) in shares outstanding before conversion	977,321	8,961,561
Shares converted into Class A (See Note 1)	510,146	4,547,209
Shares converted from Class A (See Note 1)	(92,202)	(841,580)

Net increase (decrease)	1,395,265	$12,667,190

Year ended October 31, 2011:
Shares sold	11,147,011	$99,470,341
Shares issued to shareholders in reinvestment of dividends	624,512	5,538,122
Shares redeemed	(4,779,519)	(42,055,799)

Net increase (decrease) in shares outstanding before conversion	6,992,004	62,952,664
Shares converted into Class A (See Note 1)	457,252	4,068,740
Shares converted from Class A (See Note 1)	(116,034)	(1,003,656)

Net increase (decrease)	7,333,222	$66,017,748

Class B	Shares	Amount
Year ended October 31, 2012:
Shares sold	622,150	$5,562,910
Shares issued to shareholders in reinvestment of dividends	64,184	567,924
Shares redeemed	(332,778)	(2,938,588)

Net increase (decrease) in shares outstanding before conversion	353,556	3,192,246

Shares converted from Class B (See Note 1)	(364,335)	(3,198,069)

Net increase (decrease)	(10,779)	$(5,823)

Year ended October 31, 2011:
Shares sold	568,420	$5,060,244
Shares issued to shareholders in reinvestment of dividends	72,326	640,413
Shares redeemed	(431,109)	(3,817,407)

Net increase (decrease) in shares outstanding before conversion	209,637	1,883,250
Shares converted from Class B (See Note 1)	(425,734)	(3,768,842)

Net increase (decrease)	(216,097)	$(1,885,592)

Class C	Shares	Amount
Year ended October 31, 2012:
Shares sold	1,767,987	$15,711,137
Shares issued to shareholders in reinvestment of dividends	173,766	1,539,397
Shares redeemed	(1,279,580)	(11,345,180)

Net increase (decrease)	662,173	$5,905,354

Year ended October 31, 2011:
Shares sold	3,601,891	$32,052,109
Shares issued to shareholders in reinvestment of dividends	118,075	1,042,195
Shares redeemed	(1,073,723)	(9,447,059)

Net increase (decrease)	2,646,243	$23,647,245

mainstayinvestments.com	43

Notes to Financial Statements (continued)

Class I	Shares	Amount
Year ended October 31, 2012:
Shares sold	7,440,219	$66,448,540
Shares issued to shareholders in reinvestment of dividends	696,110	6,169,177
Shares redeemed	(14,758,457)	(131,710,576)

Net increase (decrease)	(6,622,128)	$(59,092,859)

Year ended October 31, 2011:
Shares sold	30,160,101	$271,055,879
Shares issued to shareholders in reinvestment of dividends	563,026	4,984,280
Shares redeemed (a)	(12,592,913)	(113,288,287)

Net increase (decrease)	18,130,214	$162,751,872

(a) Includes the redemption of 8,805,520 shares through an in-kind transfer of securities in the amount of $79,972,617. (See Note 11)

Note 11–In-Kind Transfer of Securities

During the year ended October 31, 2011, the Fund redeemed shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of transaction.

Transaction Date	Shares	Redeemed Value	Gain (Loss)
5/5/11	8,805,520	$79,972,617	$1,774,490

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2012, events and transactions subsequent to October 31, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:

At a meeting of the Board of the MainStay Funds on December 12, 2012, the Board approved a change to the name of the Fund and modifications to its investment objectives and principal investment strategies.

44	MainStay Flexible Bond Opportunities Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Flexible Bond Opportunities Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Flexible Bond Opportunities Fund of The MainStay Funds as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2012

mainstayinvestments.com	45

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2012, the Fund designated approximately $391,818 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2012, should be multiplied by 2.0% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2013, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2012. The amounts that will be reported on such 1099-DIV or subsitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2012.

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

46	MainStay Flexible Bond Opportunities Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Trust, Eclipse Funds Inc., MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay Defined Term Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Board Member*	John Y. Kim 9/24/60	Indefinite; Eclipse Trust: Trustee since 2008; Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011 Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011	Member of the Board of Managers, President and Chief Executive Officer (since 2008), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board, MacKay Shields LLC since 2008; Chairman of the Board, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC and McMorgan & Company LLC; Chairman of the Board, NYLIFE Distributors LLC and Chairman of the Board, NYLCAP Manager LLC (since 2008) President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	75	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com	47

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51

Indefinite;
Eclipse Trust: Chairman since 2005, and Trustee since 2000;
Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (12 funds);
MainStay Funds Trust: Chairman and Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Chairman and Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Chairman and Trustee since 2011

Private Advisors Alternative Strategies Fund: Chairman and Trustee since 2011

MainStay DefinedTerm Municipal Opportunities Fund: Chairman and Trustee since 2011.

			President, Strategic Management Advisors LLC (since 1990)	75	Trustee, Legg Mason Partners Funds, since 1992 (51 portfolios)

48	MainStay Flexible Bond Opportunities Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Alan R. Latshaw 3/27/51

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;
Eclipse Funds Inc.:
Director and Audit Committee Financial Expert since 2007 (1 fund);
The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (12 funds);
MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (31 funds); and
MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	75	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

mainstayinvestments.com	49

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002; Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	75	None
	Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	75	None

50	MainStay Flexible Bond Opportunities Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Richard S. Trutanic 2/13/52	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	75	None

mainstayinvestments.com	51

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;

Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund);

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2009 (31 funds); and

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Visiting Professor, University of California—San Diego (since October 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stem School of Business, New York University (2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	75	None

52	MainStay Flexible Bond Opportunities Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	John A. Weisser 10/22/41	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	75	Trustee, Direxion Funds since 2007 (21 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (47 portfolios)

mainstayinvestments.com	53

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

	Name and Date of Birth	Positions(s) Held with the Funds and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds (2006 to 2008); Assistant Secretary, Eclipse Trust, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)
	Stephen P. Fisher 2/22/59	President, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company FSB (since 2006); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

54	MainStay Flexible Bond Opportunities Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

MainStay 130/30 Core Fund

International/Global Equity

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay 130/30 International Fund

Income

Taxable Bond

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Term Bond Fund

MainStay Money Market Fund

Municipal Bond

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Madison Square Investors LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,

169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a service mark and name under which New York Life Investment Management LLC does business.

MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York , NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2013 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-28249 MS265-12	MSFB11-12/12 NL016

MainStay Government Fund

Message from the President and Annual Report

October 31, 2012

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Message from the President

Most major equity markets delivered positive results for the 12 months ended October 31, 2012. In the United States, stocks provided solid double-digit returns. With a few notable exceptions, international stock markets generally ended the reporting period in positive territory.

The stock market’s advance, however, was far from uniform. After rising to an early peak at the end of March 2012, domestic and international stocks lost ground until the beginning of June. After that, stocks generally rose, reaching their high point for the reporting period in mid-September. Although stocks remained relatively buoyant through mid-October, they drifted lower as the reporting period came to a close.

A variety of forces converged to help fuel these market movements. Investors kept a close eye on developments in the European sovereign debt crisis. The European Central Bank’s Long Term Refinancing Operations helped stabilize European credit markets and provide needed liquidity. Although private holders of Greek sovereign debt had to accept a reduction in their recovery value, the anticipated voluntary exchange provided a positive spark to the markets. Rising unemployment and new austerity measures may impede economic growth as the European Union seeks to strike a delicate balance between fiscal and monetary policies.

In the United States, the Federal Reserve announced an open-ended agency mortgage-backed security purchase program, which helped calm market concerns. The Federal Reserve also continued its maturity extension program (referred to by some as “operation twist”), which seeks to put downward pressure on longer-term interest rates. At the short end of the yield curve, the Federal Reserve maintained the federal funds rate in a near-zero range. In September 2012, the Federal Open Market Committee anticipated that “exceptionally low levels for the federal funds rate” were “likely to be warranted at least through mid-2015.”

With markets stabilizing and short-term interest rates at very low levels, yield-hungry investors had incentives to lengthen maturities and accept higher risk. Domestic high-yield bonds provided double-digit returns for the reporting period, municipal bonds and convertible securities provided high single-digit returns, and domestic corporate bonds provided positive overall returns.

While most investors are pleased when markets rise, MainStay portfolio managers know that long-term results depend on more than short-term market movements. They also depend on the consistent application of well-defined investment strategies and risk-management techniques over longer periods. Our long-term perspective gives our portfolio managers the ability to look past the daily ups and downs of the market as they pursue the specific investment objectives of their individual Funds.

At MainStay, we believe that a long-term perspective can help investors as well. Instead of trying to capitalize on short-term market movements, you may prefer to focus on the long-term potential that can come from getting invested, staying invested and adding to your investments over time. Of course, past performance is no guarantee of future results.

The following pages contain more specific information on the securities, market events and investment decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2012. We invite you to read the information carefully and use it as part of your ongoing portfolio evaluation and investment review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an

e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2012

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–0.28 4.42%	4.28 5.25%	3.64 4.12%	1.31 1.31%
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–0.01 4.70	4.42 5.38	3.70 4.18	1.17 1.17
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–1.23 3.77	4.16 4.50	3.35 3.35	2.06 2.06
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	2.66 3.66	4.48 4.48	3.34 3.34	2.06 2.06
Class I Shares[4]	No Sales Charge		4.92	5.75	4.58	0.92

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted the performance shown for Investor Class shares might have been different.
4.	Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class I shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Ten Years
Barclays U.S. Government Bond Index[5]	3.53%	5.83%	4.81%
Morningstar Intermediate Government Category Average[6]	3.79	5.49	4.29

5.	The Barclays U.S. Government Bond Index consists of publicly issued debt of the U.S. Treasury and government agencies. The Barclays U.S. Government Bond Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume the reinvestment of all income and capital gains. An investment cannot be made directly in an Index.
6.	The Morningstar intermediate government category average is representative of funds that have at least 90% of their bond holdings in bonds backed by U.S. government or by government-linked agencies. These funds have durations between 3.5 and 6 years and/or average effective maturities between 4 and 10 years. Results are based on total returns with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Government Fund

Cost in Dollars of a $1,000 Investment in MainStay Government Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2012, to October 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/12	Ending Account Value (Based on Actual Returns and Expenses) 10/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,021.40	$5.94	$1,019.30	$5.94

Class A Shares	$1,000.00	$1,022.20	$5.24	$1,020.00	$5.23

Class B Shares	$1,000.00	$1,017.60	$9.74	$1,015.50	$9.73

Class C Shares	$1,000.00	$1,017.60	$9.74	$1,015.50	$9.73

Class I Shares	$1,000.00	$1,023.20	$3.97	$1,021.20	$3.96

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.17% for Investor Class, 1.03% for Class A, 1.92% for Class B and Class C and 0.78% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of October 31, 2012 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2012 (excluding short-term investment)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%, due 11/1/25

2.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 3/1/41

3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 2/1/41

4.	Overseas Private Investment Corporation, 5.142%, due 12/15/23

5.	Tennessee Valley Authority, 4.65%, due 6/15/35
6.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 6.00%, due 6/1/35 TBA

7.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 1/1/41

8.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 5/20/40

9.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 12/1/40

10.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 3.50%, due 11/1/25

8	MainStay Government Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Louis N. Cohen and Stephen H. Rich, PhD, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Government Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2012?

Excluding all sales charges, MainStay Government Fund returned 4.42% for Investor Class shares, 4.70% for Class A shares, 3.77% for Class B shares and 3.66% for Class C shares for the 12 months ended October 31, 2012. Over the same period, the Fund’s Class I shares returned 4.92%. Investor Class, Class A and Class I shares outperformed—and Class B and Class C shares underperformed—the 3.79% return of the Morningstar1 intermediate government category average for the same period. All share classes outperformed the 3.53% return of the Barclays U.S. Government Bond Index2 for the 12 months ended October 31, 2012. The Barclays U.S. Government Bond Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund outperformed the Barclays U.S. Government Bond Index and most of the Fund’s share classes outperformed peer funds primarily because of three factors—yield-curve3 posture, sector weightings and issue selection. Duration4 positioning detracted from the Fund’s relative performance.

During the reporting period, yields fell faster in the center of the curve than they did at the short end or the long end. As a result, the yield spread5 between the two-year and 10-year benchmark points on the curve narrowed, while the yield spread between the 10-year and 30-year benchmark points widened. By emph-asizing intermediate-term maturities, the Fund benefited from the curve reshaping more than peer funds less concentrated in the center of the curve.

The Fund’s largest sector allocation was to agency mortgage pass-through securities.6 Our commitment to agency mortgage pass-through securities imparted a yield advantage relative to lower-yielding government-related securities, such as U.S. Treasury securities and agency debentures. This effect was a positive contributor to the Fund’s absolute return.

On average, agency mortgage pass-through securities outperformed comparable-duration U.S. Treasury securities for two reasons—better yield and better price appreciation. A narrowing of the spread between agency mortgage pass-through yields and U.S. Treasury yields explains the price effect. A favorable supply/demand balance helped spreads narrow. Net supply was muted because of low housing turnover and few cash-out refinancings, while investor demand remained robust. Several catalysts drove demand during the reporting period. First, the Federal Reserve recycled prepayments of its mortgage holdings and bought an additional $40 billion of mortgage holdings each month. Second, investors were attracted to the sector’s yield. Third, banks purchased mortgages for their investment portfolios as deposits grew faster than loans.

Issue selection also proved effective during the reporting period. Over the medium term, we have emphasized call protection7 when purchasing mortgage-backed securities for the Fund. We sought to moderate the impact of prepayments in a low interest-rate environment by owning securities with limited borrower incentives to refinance. This included securities backed by 15-year loan terms, securities backed by lower-balance mortgages and securities backed by newer-production lower-rate loans. In securitizations of higher-rate loans, we focused attention on mortgages originated in 2003 and earlier, where elevated loan-to-value ratios may have limited refinancing incentives. During the reporting period, securities with call protection tended to outperform securities with generic mortgage collateral.

Low turnover helped the Fund relative to its peers by limiting transaction costs. We also sought to preserve yield by keeping the Fund nearly fully invested and avoiding large cash balances.

Duration positioning detracted from the Fund’s performance relative to the Barclays U.S. Government Bond Index. The average duration of agency mortgage pass-throughs is 2.9 years. This is shorter than the 5.3 year duration of the Barclays U.S. Government Bond Index and left the Fund less sensitive to changes in U.S. Treasury yields. This positioning hurt relative performance as yields fell during the reporting period. Peer funds with longer durations had an advantage relative to the Fund.

1.	See footnote on page 6 for more information on Morningstar, Inc.
2.	See footnote on page 6 for more information on the Barclays U.S. Government Bond Index.
3.	The yield curve is a line that plots the yields of various securities of similar quality–typically U.S. Treasury issues–across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.
6.	Mortgage pass-through securities consist of a pool of residential mortgage loans in which homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.
7.	Call protection is a provision that prohibits the issuer of a callable security from forcing redemption early in the security’s life. Regardless of how poorly the market performs, call protection gives investors a minimum period during which they can reap the benefits of the security.

mainstayinvestments.com	9

What was the Fund’s duration strategy during the reporting period?

The Fund normally maintains an intermediate duration between 3.5 and 4.5 years. During the reporting period, the Fund’s duration fell by six-tenths of a year to 3.1 years. The shortening resulted from the drift in mortgage durations as U.S. Treasury yields and mortgage rates fell. When rates are lower, homeowners have more opportunities to refinance, which tends to accelerate prepayment rates in mortgage loan pools.

The durations of mortgage-backed securities usually shorten as mortgage rates follow U.S. Treasury yields lower, and refinancings tend to accelerate in response to the lower yields. We often allow the Fund’s duration to drift with the change in mortgage duration rather than compensate by buying or selling U.S. Treasurys. Given the vagaries of Treasury yields, this approach typically avoids the need to swiftly react to rate changes and then reverse the trade should U.S. Treasury yields abruptly turn around.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The Fund’s largest allocation is agency mortgage pass-throughs because we believed that they offered better relative value than comparable-duration U.S. Treasury or agency debentures. Agency mortgage pass-throughs enjoyed attractive carry,8 and balanced supply/demand technicals worked to the sector’s advantage. Our emphasis on this sector introduced incremental yield to the Fund, and it also positioned the Fund to benefit should the yield spread between mortgage-backed securities and comparable-duration U.S. Treasurys compress.

The Fund’s residential mortgage exposure was primarily among mortgage pass-throughs rather than collateralized mortgage obligations (CMOs). We believed that the compensation demanded by the market for the better convexity9 of CMOs was excessive as long as U.S. Treasury yields remained range-bound.

We maintained the Fund’s moderate exposure to credit risk as a secondary driver of Fund performance for two reasons. First, we believed that the prospects of the credit-related sectors (investment-grade corporate bonds, commercial mortgage-backed securities and asset-backed securities) were aligned with the decision of the Federal Reserve’s monetary policymaking committee to maintain the federal funds target rate in a range close to zero.

Second, we felt that low interest rates would probably spark healthy demand for higher-yielding products. The Fund ended the period with a 12% allocation to non-government-related securities.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

Agency mortgage pass-throughs collateralized by loans less apt to refinance were the best performers during the reporting period. Lower-balance loans often provide a measure of call protection, because the lower balance limits the borrower’s incentive to refinance. Mortgage pass-throughs whose durations are longer than average, such as newer-production lower-coupon securities, also performed well as U.S. Treasury yields declined. Among the Fund’s non-government-related assets, commercial mortgage-backed securities had the best performance. In an environment where investors were clamoring for higher-yielding high-quality securities, commercial mortgage-backed securities gained increased attention.

During the reporting period, the Fund’s weakest performers were less-liquid securities, such as a securitization of reverse residential mortgages insured by the Federal Housing Administration. Investors placed a premium on liquidity during the reporting period, and they preferred names that were more conventional, such as Fannie Mae.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s sector weightings remained relatively stable during the reporting period. The bulk of our trading activity focused on keeping the Fund fully invested by reinvesting principal payments from the Fund’s mortgage securities. With the new purchases, we emphasized mortgage securities whose underlying loans were less likely to be refinanced. We also undertook several mortgage dollar rolls10 for security types in which the Fund maintains exposure in generic pools of mortgage loans rather than in specified pools. A small rotation trade using runoff from maturing asset-backed securities and called agency debentures to purchase corporate bonds and commercial mortgage-backed securities modestly increased the Fund’s exposure to non-government-related securities during the reporting period.

8.	Carry is the interest cost of financing securities. A positive carry occurs when the return from a security exceeds the financing cost. A negative carry occurs when the financing cost exceeds the return on the security that has been financed.
9.	Convexity is a mathematical measure of the sensitivity of an interest-bearing bond to changes in interest rates.
10.	A mortgage dollar roll is a transaction in which a Fund sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. A Fund is required to segregate assets having a value not less than the repurchase price. Mortgage dollar roll transactions involve certain risks, including the risk that the mortgage-backed security returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

10	MainStay Government Fund

How was the Fund positioned at the end of the reporting period?

As of October 31, 2012, the Fund held underweight positions relative to the Barclays U.S. Government Bond Index in U.S. Treasurys and agency debentures and an overweight position in agency mortgage pass-throughs. As of the same date, the Fund also held modestly overweight positions in asset-backed securities, corporate bonds and commercial mortgage-backed securities.

The majority of the Fund’s assets have durations between two and seven years. To maintain a duration of close to four years, about 3% of the Fund’s total net assets were invested in longer-duration agency debentures to balance the Fund’s allocation to assets with shorter durations. The shorter-duration investments consisted mostly of seasoned mortgage-backed securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	11

Portfolio of Investments††† October 31, 2012

	Principal Amount	Value

Long-Term Bonds 98.3%† Asset-Backed Securities 1.3%
Home Equity 0.0%‡
Citicorp Residential Mortgage Securities, Inc. Series 2006-1, Class A3 5.706%, due 7/25/36 (a)(b)	$23,299	$23,255

Utilities 1.3%
Atlantic City Electric Transition Funding LLC Series 2002-1, Class A4 5.55%, due 10/20/23	2,525,000	3,070,534
Massachusetts RRB Special Purpose Trust Series 2001-1, Class A 6.53%, due 6/1/15	583,293	592,461

		3,662,995

Total Asset-Backed Securities (Cost $3,160,399)		3,686,250

Corporate Bonds 6.4%
Agriculture 1.0%
Altria Group, Inc.
2.85%, due 8/9/22	1,110,000	1,113,173
9.70%, due 11/10/18	1,149,000	1,638,726

		2,751,899

Auto Manufacturers 1.1%
DaimlerChrysler N.A. Holding Corp. 6.50%, due 11/15/13	2,920,000	3,093,381

Electric 1.1%
Great Plains Energy, Inc. 2.75%, due 8/15/13	3,030,000	3,075,226

Pipelines 0.9%
Plains All American Pipeline, L.P. / PAA Finance Corp. 5.00%, due 2/1/21	2,300,000	2,724,522

Real Estate Investment Trusts 1.2%
Duke Realty, L.P. 6.75%, due 3/15/20	2,150,000	2,638,074
ProLogis, L.P. 7.375%, due 10/30/19	600,000	745,995

		3,384,069

	Principal Amount	Value

Telecommunications 1.1%
Crown Castle Towers LLC 4.883%, due 8/15/20 (c)	$2,900,000	$3,313,897

Total Corporate Bonds (Cost $16,826,272)		18,342,994

Mortgage-Backed Securities 4.6%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 4.0%
Bear Stearns Commercial Mortgage Securities Series 2005-PW10, Class A4 5.405%, due 12/11/40 (d)	1,970,000	2,212,371
CD 2006-CD3 Mortgage Trust Series 2006-CD3, Class A5 5.617%, due 10/15/48	710,000	820,115
CD 2007-CD5 Mortgage Trust Series 2007-CD5, Class A4 5.886%, due 11/15/44 (d)	1,462,870	1,737,236
DBUBS Mortgage Trust Series 2011-LC2A, Class A2 3.386%, due 7/10/44 (c)	520,000	562,330
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (c)	620,000	734,578
GE Capital Commercial Mortgage Corp. Series 2004-C2, Class A4 4.893%, due 3/10/40	1,000,000	1,047,693
GS Mortgage Securities Corp. II Series 2011-GC5, Class A2 2.999%, due 8/10/44	800,000	855,858
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2011-C4, Class A3
4.106%, due 7/15/46 (c)	1,055,000	1,182,814
Series 2007-CB20, Class A3
5.819%, due 2/12/51	600,000	626,265
Merrill Lynch Mortgage Trust Series 2003-KEY1, Class A4 5.236%, due 11/12/35 (d)	950,000	983,359
RBSCF Trust Series 2010-MB1, Class A2 3.686%, due 4/15/24 (c)	800,000	851,981

		11,614,600

Residential Mortgages (Collateralized Mortgage Obligations) 0.6%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR6, Class 1A1 5.797%, due 8/25/36 (e)	548,595	504,836

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2012, excluding short-term investment. May be subject to change daily.

12	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Mortgage-Backed Securities (continued)
Residential Mortgages (Collateralized Mortgage Obligations) (continued)
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.65%, due 2/25/42 (c)(d)(f)(g)	$1,374,089	$1,101,621

		1,606,457

Total Mortgage-Backed Securities (Cost $12,749,680)		13,221,057

U.S. Government & Federal Agencies 86.0%
Fannie Mae Grantor Trust (Collateralized Mortgage Obligation) 1.3%
Series 2003-T1, Class B
4.491%, due 11/25/12	3,865,000	3,862,492

Fannie Mae Strip (Collateralized Mortgage Obligations) 0.0%‡
Series 360, Class 2, IO
5.00%, due 8/1/35 (h)	789,737	106,310
Series 361, Class 2, IO
6.00%, due 10/1/35 (h)	145,850	25,105

		131,415

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 18.5%
2.375%, due 6/1/35 (d)	369,274	398,926
2.377%, due 2/1/37 (d)	103,611	111,087
2.726%, due 3/1/35 (d)	55,097	59,005
3.50%, due 10/1/25	957,197	1,024,684
♦3.50%, due 11/1/25	4,914,102	5,260,857
4.00%, due 3/1/25	2,880,950	3,111,082
4.00%, due 7/1/25	959,061	1,035,671
4.00%, due 8/1/31	326,892	352,100
4.00%, due 8/1/39	503,104	558,959
♦4.00%, due 12/1/40	4,827,149	5,340,249
♦4.00%, due 2/1/41	7,652,389	8,424,490
♦4.00%, due 3/1/41	8,824,536	9,771,166
4.00%, due 4/1/41	848,524	923,240
4.00%, due 1/1/42	3,938,425	4,360,910
4.50%, due 3/1/41	1,312,934	1,475,161
4.50%, due 8/1/41	1,978,107	2,182,972
5.00%, due 1/1/20	303,298	328,757
5.00%, due 6/1/33	1,361,659	1,481,875
5.00%, due 8/1/33	1,174,439	1,283,280
5.00%, due 5/1/36	1,229,453	1,333,787
5.00%, due 10/1/39	1,696,108	1,891,987
5.50%, due 1/1/21	780,652	850,954
5.50%, due 11/1/35	918,519	1,026,538
5.50%, due 11/1/36	247,209	275,810
6.50%, due 4/1/37	214,429	243,880

		53,107,427

	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) 49.9%
2.31%, due 11/1/34 (d)	$326,867	$348,684
2.731%, due 4/1/34 (d)	643,802	687,541
3.00%, due 10/1/32	1,366,028	1,437,657
3.50%, due 11/1/20	4,637,147	4,922,068
3.50%, due 10/1/25	2,160,568	2,327,754
♦3.50%, due 11/1/25	15,099,248	16,272,785
3.50%, due 2/1/41	3,855,442	4,110,120
3.50%, due 11/1/41	3,398,170	3,675,739
3.50%, due 12/1/41	391,267	421,270
3.50%, due 1/1/42	2,560,815	2,782,392
3.50%, due 8/1/42	1,864,034	2,022,117
4.00%, due 9/1/31	3,460,981	3,733,692
4.00%, due 2/1/41	1,246,313	1,382,296
4.00%, due 3/1/41	3,254,234	3,619,468
4.00%, due 10/1/41	802,499	892,566
4.00%, due 3/1/42	2,103,695	2,350,976
4.00%, due 4/1/42	983,943	1,099,602
4.00%, due 7/1/42	2,298,557	2,557,251
4.50%, due 7/1/18	3,793,768	4,097,705
4.50%, due 11/1/18	2,566,403	2,772,010
4.50%, due 6/1/23	1,577,119	1,700,020
4.50%, due 6/1/39	4,528,301	5,065,983
4.50%, due 7/1/39	3,599,264	4,057,972
4.50%, due 8/1/39	2,584,502	2,900,961
4.50%, due 9/1/40	2,318,911	2,614,444
4.50%, due 12/1/40	3,621,741	3,984,847
♦4.50%, due 1/1/41	5,098,099	5,747,826
4.50%, due 2/1/41	1,251,315	1,404,532
5.00%, due 9/1/17	1,179,043	1,285,614
5.00%, due 9/1/20	121,704	132,724
5.00%, due 11/1/33	1,415,471	1,554,989
5.00%, due 6/1/35	1,392,163	1,530,112
5.00%, due 10/1/35	648,609	710,853
5.00%, due 1/1/36	340,933	373,684
5.00%, due 2/1/36	2,431,892	2,663,329
5.00%, due 5/1/36	1,676,518	1,837,476
5.00%, due 6/1/36	369,035	402,641
5.00%, due 9/1/36	436,143	476,952
5.00%, due 3/1/40	2,466,538	2,782,880
5.00%, due 2/1/41	3,877,386	4,418,296
5.50%, due 1/1/17	84,340	91,329
5.50%, due 2/1/17	1,845,682	1,995,599
5.50%, due 6/1/19	1,043,778	1,147,398
5.50%, due 11/1/19	1,115,556	1,226,302
5.50%, due 4/1/21	1,743,822	1,898,138
5.50%, due 6/1/33	4,221,318	4,684,769
5.50%, due 11/1/33	2,367,210	2,627,103
5.50%, due 12/1/33	2,831,940	3,142,854
5.50%, due 6/1/34	657,165	725,618
5.50%, due 12/1/34	304,797	336,546

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments††† October 31, 2012 (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.50%, due 3/1/35	$1,198,781	$1,323,650
5.50%, due 12/1/35	327,313	360,998
5.50%, due 4/1/36	1,081,696	1,193,017
5.50%, due 9/1/36	312,014	346,269
5.50%, due 7/1/37	458,511	525,041
6.00%, due 12/1/16	131,505	139,992
6.00%, due 11/1/32	673,005	762,877
6.00%, due 1/1/33	534,581	607,304
6.00%, due 3/1/33	630,449	716,215
6.00%, due 9/1/34	195,393	220,448
♦6.00%, due 6/1/35 TBA (i)	5,300,000	5,873,890
6.00%, due 9/1/35	1,920,323	2,153,916
6.00%, due 10/1/35	501,106	567,516
6.00%, due 6/1/36	934,477	1,038,240
6.00%, due 11/1/36	1,367,466	1,540,119
6.00%, due 4/1/37	326,286	358,438
6.50%, due 10/1/31	355,546	411,665
6.50%, due 2/1/37	160,504	190,787

		143,365,866

Government National Mortgage Association (Mortgage Pass-Through Securities) 9.2%
4.00%, due 7/15/39	1,064,341	1,166,960
4.00%, due 9/20/40	3,419,847	3,797,439
4.00%, due 11/20/40	359,113	398,764
4.00%, due 1/15/41	3,482,698	3,818,485
4.00%, due 10/15/41	4,348,562	4,845,291
♦4.50%, due 5/20/40	4,902,799	5,432,955
5.00%, due 2/20/41	1,208,593	1,340,445
5.50%, due 1/1/36 TBA (i)	2,950,000	3,259,289
6.00%, due 8/15/32	713,910	814,238
6.00%, due 12/15/32	364,309	417,341
6.50%, due 8/15/28	241,584	282,513
6.50%, due 4/15/31	663,621	770,679

		26,344,399

♦Overseas Private Investment Corporation 2.5%
5.142%, due 12/15/23	6,212,022	7,290,616

Tennessee Valley Authority 4.6%
3.875%, due 2/15/21	2,250,000	2,632,977
♦4.65%, due 6/15/35	5,605,000	6,870,827
6.25%, due 12/15/17	2,980,000	3,780,601

		13,284,405

Total U.S. Government & Federal Agencies (Cost $230,296,811)		247,386,620

Total Long-Term Bonds (Cost $263,033,162)		282,636,921

	Principal Amount	Value

Short-Term Investment 5.5%
Repurchase Agreement 5.5%
State Street Bank and Trust Co. 0.01%, dated 10/31/12 due 11/1/12 Proceeds at Maturity $15,774,386 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 10/17/22, with a Principal Amount of $16,030,000 and a Market Value of $16,093,222)	$15,774,382	$15,774,382

Total Short-Term Investment (Cost $15,774,382)		15,774,382

Total Investments (Cost $278,807,544) (j)	103.8%	298,411,303
Other Assets, Less Liabilities	(3.8)	(10,935,614)
Net Assets	100.0%	$287,475,689

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).

‡	Less than one-tenth of a percent.

(a)	Subprime mortgage investment or other asset-backed security. The total market value of this security as of October 31, 2012 is $23,255, which represents less than one-tenth of a percent of the Fund’s net assets.

(b)	Step coupon. Rate shown is the rate in effect as of October 31, 2012.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(d)	Floating rate—Rate shown is the rate in effect as of October 31, 2012.

(e)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of October 31, 2012.

(f)	Fair valued security. The total market value of this security as of October 31, 2012 is $1,101,621, which represents 0.4% of the Fund’s net assets.

(g)	Illiquid security. The total market value of this security as of October 31, 2012 is $1,101,621, which represents 0.4% of the Fund’s net assets.

(h)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest is calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.

14	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(i)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities as of October 31, 2012 is $9,133,179, which represents 3.2% of the Fund’s net assets. All or a portion of these securities were acquired under a mortgage dollar roll agreement.
(j)	As of October 31, 2012, cost is $278,807,544 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$19,938,081
Gross unrealized depreciation	(334,322)

Net unrealized appreciation	$19,603,759

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$3,686,250	$—	$3,686,250
Corporate Bonds	—	18,342,994	—	18,342,994
Mortgage-Backed Securities (b)	—	12,119,436	1,101,621	13,221,057
U.S. Government & Federal Agencies	—	247,386,620	—	247,386,620

Total Long-Term Bonds	—	281,535,300	1,101,621	282,636,921

Short-Term Investment
Repurchase Agreement	—	15,774,382	—	15,774,382

Total Investments in Securities	$—	$297,309,682	$1,101,621	$298,411,303

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $1,101,621 is held in Residential Mortgage (Collateralized Mortgage Obligation) within the Mortgage-Backed Securities section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales		Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2012 (a)
Long-Term Bonds
Mortgage-Backed Securities
Residential Mortgage (Collateralized Mortgage Obligation)
	$1,281,268	$613	$730	$(131,448)	$—	$(49,542	)(b)	$—	$—	$1,101,621	$(135,673)

Total	$1,281,268	$613	$730	$(131,448)	$—	$(49,542)		$—	$—	$1,101,621	$(135,673)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Sales include principal reductions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statement of Assets and Liabilities as of October 31, 2012

Assets
Investment in securities, at value (identified cost $278,807,544)	$298,411,303
Receivables:
Interest	1,237,495
Fund shares sold	443,438
Investment securities sold	1,190
Other assets	23,207

Total assets	300,116,633

Liabilities
Payables:
Investment securities purchased	11,973,753
Transfer agent (See Note 3)	188,472
Fund shares redeemed	158,962
Manager (See Note 3)	123,900
NYLIFE Distributors (See Note 3)	91,362
Shareholder communication	20,376
Professional fees	15,077
Custodian	2,707
Trustees	874
Accrued expenses	4,368
Dividend payable	61,093

Total liabilities	12,640,944

Net assets	$287,475,689

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$318,422
Additional paid-in capital	266,525,605

266,844,027
Undistributed net investment income	37,350
Accumulated net realized gain (loss) on investments	990,553
Net unrealized appreciation (depreciation) on investments	19,603,759

Net assets	$287,475,689

Investor Class
Net assets applicable to outstanding shares	$57,665,761

Shares of beneficial interest outstanding	6,369,406

Net asset value per share outstanding	$9.05
Maximum sales charge (4.50% of offering price)	0.43

Maximum offering price per share outstanding	$9.48

Class A
Net assets applicable to outstanding shares	$174,620,717

Shares of beneficial interest outstanding	19,357,701

Net asset value per share outstanding	$9.02
Maximum sales charge (4.50% of offering price)	0.43

Maximum offering price per share outstanding	$9.45

Class B
Net assets applicable to outstanding shares	$21,825,813

Shares of beneficial interest outstanding	2,420,206

Net asset value and offering price per share outstanding	$9.02

Class C
Net assets applicable to outstanding shares	$27,610,391

Shares of beneficial interest outstanding	3,062,951

Net asset value and offering price per share outstanding	$9.01

Class I
Net assets applicable to outstanding shares	$5,753,007

Shares of beneficial interest outstanding	631,908

Net asset value and offering price per share outstanding	$9.10

16	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2012

Investment Income (Loss)
Income
Interest	$10,270,454

Expenses
Manager (See Note 3)	1,823,183
Distribution/Service—Investor Class (See Note 3)	147,546
Distribution/Service—Class A (See Note 3)	446,128
Distribution/Service—Class B (See Note 3)	234,671
Distribution/Service—Class C (See Note 3)	291,674
Transfer agent (See Note 3)	744,999
Registration	71,413
Professional fees	60,594
Shareholder communication	39,930
Custodian	17,340
Trustees	8,005
Miscellaneous	16,054

Total expenses before waiver/reimbursement	3,901,537
Expense waiver/reimbursement from Manager (See Note 3)	(330,502)

Net expenses	3,571,035

Net investment income (loss)	6,699,419

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	1,112,552
Net change in unrealized appreciation (depreciation) on investments	5,113,508

Net realized and unrealized gain (loss) on investments	6,226,060

Net increase (decrease) in net assets resulting from operations	$12,925,479

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Statements of Changes in Net Assets

for the years ended October 31, 2012 and October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,699,419	$7,475,756
Net realized gain (loss) on investments	1,112,552	987,044
Net change in unrealized appreciation (depreciation) on investments	5,113,508	(1,949,853)

Net increase (decrease) in net assets resulting from operations	12,925,479	6,512,947

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(1,402,870)	(1,848,261)
Class A	(4,505,357)	(5,676,902)
Class B	(386,316)	(703,945)
Class C	(479,756)	(634,595)
Class I	(123,869)	(116,464)

	(6,898,168)	(8,980,167)

From net realized gain on investments:
Investor Class	(160,179)	(627,647)
Class A	(479,452)	(1,869,468)
Class B	(69,111)	(346,140)
Class C	(81,368)	(314,704)
Class I	(10,359)	(40,882)

	(800,469)	(3,198,841)

Total dividends and distributions to shareholders	(7,698,637)	(12,179,008)

Capital share transactions:
Net proceeds from sale of shares	45,617,984	36,073,606
Net asset value of shares issued to shareholders in reinvestment of dividends	6,706,090	10,603,969
Cost of shares redeemed	(64,943,577)	(70,986,403)

Increase (decrease) in net assets derived from capital share transactions	(12,619,503)	(24,308,828)

Net increase (decrease) in net assets	(7,392,661)	(29,974,889)

Net Assets
Beginning of year	294,868,350	324,843,239

End of year	$287,475,689	$294,868,350

Undistributed net investment income at end of year	$37,350	$114,418

18	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
	Year ended October 31,				February 28, 2008** through October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of period	$8.90	$9.03	$8.75	$8.16	$8.41

Net investment income (loss) (a)	0.21	0.23	0.21	0.26	0.22
Net realized and unrealized gain (loss) on investments	0.17	(0.00)‡	0.28	0.59	(0.26)

Total from investment operations	0.38	0.23	0.49	0.85	(0.04)

Less dividends and distributions:
From net investment income	(0.21)	(0.27)	(0.21)	(0.26)	(0.21)
From net realized gain on investments	(0.02)	(0.09)	—	—	—

Total dividends and distributions	(0.23)	(0.36)	(0.21)	(0.26)	(0.21)

Net asset value at end of period	$9.05	$8.90	$9.03	$8.75	$8.16

Total investment return (b)	4.42%	2.73%	5.67%	10.67%	(0.57	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.32%	2.61%	2.37%	2.99%	3.89	% ††
Net expenses	1.17%	1.17%	1.15%	1.04%	1.07	% ††
Expenses (before waiver/reimbursement)	1.28%	1.31%	1.32%	1.34%	1.38	% ††
Portfolio turnover rate (d)	37%	62%	132%	103%	51%
Net assets at end of period (in 000’s)	$57,666	$59,533	$62,350	$63,591	$61,147

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 16%, 43%, 19%, 45% and 43% for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

	Class A
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$8.86	$9.00	$8.72	$8.13	$8.21

Net investment income (loss) (a)	0.22	0.24	0.22	0.27	0.33
Net realized and unrealized gain (loss) on investments	0.19	(0.01)	0.28	0.59	(0.07)

Total from investment operations	0.41	0.23	0.50	0.86	0.26

Less dividends and distributions:
From net investment income	(0.23)	(0.28)	(0.22)	(0.27)	(0.34)
From net realized gain on investments	(0.02)	(0.09)	—	—	—

Total dividends and distributions	(0.25)	(0.37)	(0.22)	(0.27)	(0.34)

Net asset value at end of year	$9.02	$8.86	$9.00	$8.72	$8.13

Total investment return (b)	4.70%	2.76%	5.81%	10.71%	3.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.46%	2.74%	2.49%	3.11%	4.00%
Net expenses	1.03%	1.03%	1.03%	0.92%	0.97%
Expenses (before waiver/reimbursement)	1.14%	1.17%	1.20%	1.21%	1.28%
Portfolio turnover rate (c)	37%	62%	132%	103%	51%
Net assets at end of year (in 000’s)	$174,621	$176,253	$187,828	$187,771	$182,621

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 16%, 43%, 19%, 45% and 43% for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Class B
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$8.86	$9.00	$8.71	$8.13	$8.20

Net investment income (loss) (a)	0.14	0.16	0.14	0.19	0.26
Net realized and unrealized gain (loss) on investments	0.19	(0.00)‡	0.29	0.59	(0.06)

Total from investment operations	0.33	0.16	0.43	0.78	0.20

Less dividends and distributions:
From net investment income	(0.15)	(0.21)	(0.14)	(0.20)	(0.27)
From net realized gain on investments	(0.02)	(0.09)	—	—	—

Total dividends and distributions	(0.17)	(0.30)	(0.14)	(0.20)	(0.27)

Net asset value at end of year	$9.02	$8.86	$9.00	$8.71	$8.13

Total investment return (b)	3.77%	1.85%	5.02%	9.62%	2.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.57%	1.85%	1.62%	2.24%	3.18%
Net expenses	1.92%	1.92%	1.90%	1.79%	1.79%
Expenses (before waiver/reimbursement)	2.03%	2.06%	2.07%	2.09%	2.10%
Portfolio turnover rate (c)	37%	62%	132%	103%	51%
Net assets at end of year (in 000’s)	$21,826	$25,644	$36,859	$45,178	$51,826

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 16%, 43%, 19%, 45% and 43% for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

	Class C
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$8.86	$9.00	$8.71	$8.12	$8.20

Net investment income (loss) (a)	0.14	0.16	0.14	0.19	0.26
Net realized and unrealized gain (loss) on investments	0.18	(0.00)‡	0.29	0.60	(0.07)

Total from investment operations	0.32	0.16	0.43	0.79	0.19

Less dividends and distributions:
From net investment income	(0.15)	(0.21)	(0.14)	(0.20)	(0.27)
From net realized gain on investments	(0.02)	(0.09)	—	—	—

Total dividends and distributions	(0.17)	(0.30)	(0.14)	(0.20)	(0.27)

Net asset value at end of year	$9.01	$8.86	$9.00	$8.71	$8.12

Total investment return (b)	3.66%	1.85%	5.02%	9.75%	2.28%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.57%	1.86%	1.62%	2.23%	3.16%
Net expenses	1.92%	1.92%	1.90%	1.80%	1.80%
Expenses (before waiver/reimbursement)	2.03%	2.06%	2.07%	2.09%	2.11%
Portfolio turnover rate (c)	37%	62%	132%	103%	51%
Net assets at end of year (in 000’s)	$27,610	$29,441	$33,523	$32,659	$25,967

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 16%, 43%, 19%, 45% and 43% for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

20	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$8.94	$9.08	$8.79	$8.19	$8.26

Net investment income (loss) (a)	0.24	0.26	0.24	0.30	0.35
Net realized and unrealized gain (loss) on investments	0.19	(0.00)‡	0.29	0.61	(0.04)

Total from investment operations	0.43	0.26	0.53	0.91	0.31

Less dividends and distributions:
From net investment income	(0.25)	(0.31)	(0.24)	(0.31)	(0.38)
From net realized gain on investments	(0.02)	(0.09)	—	—	—

Total dividends and distributions	(0.27)	(0.40)	(0.24)	(0.31)	(0.38)

Net asset value at end of year	$9.10	$8.94	$9.08	$8.79	$8.19

Total investment return (b)	4.92%	2.99%	6.14%	11.21%	3.68%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.69%	2.99%	2.74%	3.52%	4.24%
Net expenses	0.78%	0.78%	0.78%	0.51%	0.40%
Expenses (before waiver/reimbursement)	0.89%	0.92%	0.95%	0.97%	0.99%
Portfolio turnover rate (c)	37%	62%	132%	103%	51%
Net assets at end of year (in 000’s)	$5,753	$3,998	$4,284	$1,746	$1,332

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 16%, 43%, 19%, 45% and 43% for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) were organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Government Fund (the “Fund”), a diversified fund.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income.

Prior to February 28, 2012, the Fund’s investment objective was to seek a high level of current income, consistent with safety of principal.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee will meet (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee shall meet at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund. These procedures shall be reviewed by the Board no less frequently than annually. Any revisions to these procedures deemed necessary shall be reported to the Board at its next regularly scheduled meeting.

Securities are valued using unadjusted market prices, when available, as supplied primarily by third party pricing services or dealers. To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

22	MainStay Government Fund

The aggregate value by input level, as of October 31, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market value cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2012, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2012, the Fund held a security with a value of $1,101,621 that was fair valued in such a manner.

Debt securities (other than convertible bonds and municipal debt securities) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible bonds and municipal debt securities) supplied by a pricing agent or broker selected by the Fund’s Manager in consultation with the Fund’s Subadvisor if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, if any, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal,

mainstayinvestments.com	23

Notes to Financial Statements (continued)

state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, at least monthly and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Mortgage Dollar Rolls.  The Fund may enter into mortgage dollar roll (“MDR”) transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments

24	MainStay Government Fund

reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2012.

(J)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.575% from $500 million to $1 billion; and 0.55% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement, furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the management fee does not exceed 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion. This agreement will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.62% for the year ended October 31, 2012, inclusive of a fee for fund accounting services of 0.02% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for the Fund’s Class A shares do not exceed 1.03% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2012, New York Life Investments earned fees from the Fund in the amount of $1,823,183 and waived its fees and/or reimbursed expenses in the amount of $330,502.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $8,889 and $22,853, respectively, for the year ended October 31, 2012. The Fund was also advised that the

mainstayinvestments.com	25

Notes to Financial Statements (continued)

Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $12, $13,900, $27,589 and $5,326, respectively, for the year ended October 31, 2012.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2012, were as follows:

Investor Class	$199,602
Class A	358,542
Class B	79,371
Class C	98,642
Class I	8,842

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2012, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$119,698	$969,298	$(61,093)	$19,603,759	$20,631,662

The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2012 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$121,681	$(121,681)	$—

The reclassifications for the Fund are primarily due to mortgage dollar roll adjustments.

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 shown in the Statements of Changes in Net Assets was as follows:

	2012	2011
Distributions paid from:
Ordinary Income	$6,898,168	$10,772,458
Long-Term Capital Gain	800,469	1,406,550
Total	$7,698,637	$12,179,008

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under an amended credit agreement, the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 28, 2013, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 29, 2012, the aggregate commitment amount was $125,000,000 with an optional maximum amount of $175,000,000. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the year ended October 31, 2012.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2012, purchases and sales of U.S. government securities were $103,101 and $125,023, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $5,330 and $4,601, respectively.

26	MainStay Government Fund

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Year ended October 31, 2012:
Shares sold	412,800	$3,701,825
Shares issued to shareholders in reinvestment of dividends and distributions	165,025	1,479,583
Shares redeemed	(979,647)	(8,792,514)

Net increase (decrease) in shares outstanding before conversion	(401,822)	(3,611,106)
Shares converted into Investor Class (See Note 1)	426,787	3,827,336
Shares converted from Investor Class (See Note 1)	(347,894)	(3,123,154)

Net increase (decrease)	(322,929)	$(2,906,924)

Year ended October 31, 2011:
Shares sold	343,721	$3,025,097
Shares issued to shareholders in reinvestment of dividends and distributions	267,408	2,336,563
Shares redeemed	(1,100,521)	(9,665,253)

Net increase (decrease) in shares outstanding before conversion	(489,392)	(4,303,593)
Shares converted into Investor Class (See Note 1)	608,534	5,358,070
Shares converted from Investor Class (See Note 1)	(328,281)	(2,896,937)

Net increase (decrease)	(209,139)	$(1,842,460)

Class A	Shares	Amount
Year ended October 31, 2012:
Shares sold	2,981,393	$26,634,948
Shares issued to shareholders in reinvestment of dividends and distributions	486,925	4,350,002
Shares redeemed	(4,423,774)	(39,645,645)

Net increase (decrease) in shares outstanding before conversion	(955,456)	(8,660,695)
Shares converted into Class A (See Note 1)	554,513	4,951,502
Shares converted from Class A (See Note 1)	(124,452)	(1,117,443)

Net increase (decrease)	(525,395)	$(4,826,636)

Year ended October 31, 2011:
Shares sold	1,914,964	$16,878,805
Shares issued to shareholders in reinvestment of dividends and distributions	757,731	6,598,175
Shares redeemed	(4,207,878)	(36,808,755)

Net increase (decrease) in shares outstanding before conversion	(1,535,183)	(13,331,775)
Shares converted into Class A (See Note 1)	710,048	6,229,812
Shares converted from Class A (See Note 1)	(151,756)	(1,336,414)

Net increase (decrease)	(976,891)	$(8,438,377)

Class B	Shares	Amount
Year ended October 31, 2012:
Shares sold	460,007	$4,114,324
Shares issued to shareholders in reinvestment of dividends and distributions	45,752	408,147
Shares redeemed	(470,076)	(4,205,073)

Net increase (decrease) in shares outstanding before conversion	35,683	317,398
Shares converted from Class B (See Note 1)	(509,203)	(4,538,241)

Net increase (decrease)	(473,520)	$(4,220,843)

Year ended October 31, 2011:
Shares sold	445,347	$3,921,619
Shares issued to shareholders in reinvestment of dividends and distributions	109,970	955,825
Shares redeemed	(916,747)	(8,020,044)

Net increase (decrease) in shares outstanding before conversion	(361,430)	(3,142,600)
Shares converted from Class B (See Note 1)	(840,071)	(7,354,531)

Net increase (decrease)	(1,201,501)	$(10,497,131)

Class C	Shares	Amount
Year ended October 31, 2012:
Shares sold	786,623	$7,017,951
Shares issued to shareholders in reinvestment of dividends and distributions	39,185	349,640
Shares redeemed	(1,086,482)	(9,710,415)

Net increase (decrease)	(260,674)	$(2,342,824)

Year ended October 31, 2011:
Shares sold	1,140,103	$10,110,598
Shares issued to shareholders in reinvestment of dividends and distributions	68,135	591,811
Shares redeemed	(1,610,748)	(14,044,322)

Net increase (decrease)	(402,510)	$(3,341,913)

Class I	Shares	Amount
Year ended October 31, 2012:
Shares sold	459,198	$4,148,936
Shares issued to shareholders in reinvestment of dividends and distributions	13,153	118,718
Shares redeemed	(287,451)	(2,589,930)

Net increase (decrease)	184,900	$1,677,724

Year ended October 31, 2011:
Shares sold	239,647	$2,137,487
Shares issued to shareholders in reinvestment of dividends and distributions	13,825	121,595
Shares redeemed	(278,226)	(2,448,029)

Net increase (decrease)	(24,754)	$(188,947)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2012, events and transactions subsequent to October 31, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	27

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Government Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Government Fund of The MainStay Funds as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2012

28	MainStay Government Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $800,469 as a long term capital gain distribution.

In February 2013 shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2012. The amounts that will be reported on such 1099-DIV or substitute From 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2012.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	29

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Trust, Eclipse Funds Inc., MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay Defined Term Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Board Member*	John Y. Kim 9/24/60	Indefinite; Eclipse Trust: Trustee since 2008; Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011 Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011	Member of the Board of Managers, President and Chief Executive Officer (since 2008), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board, MacKay Shields LLC since 2008; Chairman of the Board, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC and McMorgan & Company LLC; Chairman of the Board, NYLIFE Distributors LLC and Chairman of the Board, NYLCAP Manager LLC (since 2008) President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	75	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

30	MainStay Government Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51

Indefinite;
Eclipse Trust: Chairman since 2005, and Trustee since 2000;
Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (12 funds);
MainStay Funds Trust: Chairman and Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Chairman and Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Chairman and Trustee since 2011

Private Advisors Alternative Strategies Fund: Chairman and Trustee since 2011

MainStay DefinedTerm Municipal Opportunities Fund: Chairman and Trustee since 2011.

			President, Strategic Management Advisors LLC (since 1990)	75	Trustee, Legg Mason Partners Funds, since 1992 (51 portfolios)

mainstayinvestments.com	31

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Alan R. Latshaw 3/27/51

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;
Eclipse Funds Inc.:
Director and Audit Committee Financial Expert since 2007 (1 fund);
The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (12 funds);
MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (31 funds); and
MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	75	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

32	MainStay Government Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002; Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	75	None
	Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	75	None

mainstayinvestments.com	33

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Richard S. Trutanic 2/13/52	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	75	None

34	MainStay Government Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;

Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund);

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2009 (31 funds); and

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Visiting Professor, University of California—San Diego (since October 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stem School of Business, New York University (2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	75	None

mainstayinvestments.com	35

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	John A. Weisser 10/22/41	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	75	Trustee, Direxion Funds since 2007 (21 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (47 portfolios)

36	MainStay Government Fund

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

	Name and Date of Birth	Positions(s) Held with the Funds and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds (2006 to 2008); Assistant Secretary, Eclipse Trust, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)
	Stephen P. Fisher 2/22/59	President, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company FSB (since 2006); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

mainstayinvestments.com	37

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

MainStay 130/30 Core Fund

International/Global Equity

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay 130/30 International Fund

Income

Taxable Bond

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Term Bond Fund

MainStay Money Market Fund

Municipal Bond

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Madison Square Investors LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,

169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.

NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a service mark and name under which New York Life Investment Management LLC does business.

MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2013 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-28264 MS265-12	MSG11-12/12

NL007

MainStay High Yield Corporate Bond Fund

Message from the President and Annual Report

October 31, 2012

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Message from the President

Most major equity markets delivered positive results for the 12 months ended October 31, 2012. In the United States, stocks provided solid double-digit returns. With a few notable exceptions, international stock markets generally ended the reporting period in positive territory.

The stock market’s advance, however, was far from uniform. After rising to an early peak at the end of March 2012, domestic and international stocks lost ground until the beginning of June. After that, stocks generally rose, reaching their high point for the reporting period in mid-September. Although stocks remained relatively buoyant through mid-October, they drifted lower as the reporting period came to a close.

A variety of forces converged to help fuel these market movements. Investors kept a close eye on developments in the European sovereign debt crisis. The European Central Bank’s Long Term Refinancing Operations helped stabilize European credit markets and provide needed liquidity. Although private holders of Greek sovereign debt had to accept a reduction in their recovery value, the anticipated voluntary exchange provided a positive spark to the markets. Rising unemployment and new austerity measures may impede economic growth as the European Union seeks to strike a delicate balance between fiscal and monetary policies.

In the United States, the Federal Reserve announced an open-ended agency mortgage-backed security purchase program, which helped calm market concerns. The Federal Reserve also continued its maturity extension program (referred to by some as “operation twist”), which seeks to put downward pressure on longer-term interest rates. At the short end of the yield curve, the Federal Reserve maintained the federal funds rate in a near-zero range. In September 2012, the Federal Open Market Committee anticipated that “exceptionally low levels for the federal funds rate” were “likely to be warranted at least through mid-2015.”

With markets stabilizing and short-term interest rates at very low levels, yield-hungry investors had incentives to lengthen maturities and accept higher risk. Domestic high-yield bonds provided double-digit returns for the reporting period, municipal bonds and convertible securities provided high single-digit returns, and domestic corporate bonds provided positive overall returns.

While most investors are pleased when markets rise, MainStay portfolio managers know that long-term results depend on more than short-term market movements. They also depend on the consistent application of well-defined investment strategies and risk-management techniques over longer periods. Our long-term perspective gives our portfolio managers the ability to look past the daily ups and downs of the market as they pursue the specific investment objectives of their individual Funds.

At MainStay, we believe that a long-term perspective can help investors as well. Instead of trying to capitalize on short-term market movements, you may prefer to focus on the long-term potential that can come from getting invested, staying invested and adding to your investments over time. Of course, past performance is no guarantee of future results.

The following pages contain more specific information on the securities, market events and investment decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2012. We invite you to read the information carefully and use it as part of your ongoing portfolio evaluation and investment review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2012

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2,6]
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	6.79 11.82%	6.01 6.99%	10.44 10.95%	1.05 1.05%
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	6.73 11.76	6.07 7.05	10.47 10.98	0.99 0.99
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	5.94 10.94	5.91 6.21	10.11 10.11	1.80 1.80
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9.93 10.93	6.17 6.17	10.11 10.11	1.80 1.80
Class I Shares[4]	No Sales Charge		12.02	7.32	11.25	0.74
Class R2 Shares[5]	No Sales Charge		11.66	6.98	10.86	1.09

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been different.
4.	Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares through January 1, 2004, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class I shares might have been different.
5.	Class R2 shares, first offered on December 14, 2007, but did not commence investment operations until May 1, 2008. Performance figures for Class R2 shares include the historical performance of Class B shares through April 30, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class R2 shares might have been different.
6.	No performance information is provided for Class R1 shares as these shares only commenced operations on June 29, 2012.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Ten Years
Credit Suisse High Yield Index[7]	12.86%	8.63%	10.69%
Average Lipper High Yield Fund[8]	12.26	7.09	9.35

7.	The Credit Suisse High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor’s and below Baa by Moody’s. The Credit Suisse High Yield Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8.	The average Lipper high yield fund is representative of funds that, by portfolio practice, aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay High Yield Corporate Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay High Yield Corporate Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2012, to October 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/12[3]	Ending Account Value (Based on Actual Returns and Expenses) 10/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,057.70	$5.28	$1,020.00	$5.18

Class A Shares	$1,000.00	$1,058.30	$5.23	$1,020.10	$5.13

Class B Shares	$1,000.00	$1,054.50	$9.14	$1,016.20	$8.97

Class C Shares	$1,000.00	$1,054.50	$9.14	$1,016.20	$8.97

Class I Shares	$1,000.00	$1,059.60	$3.93	$1,021.30	$3.86

Class R1 Shares[2]	$1,000.00	$1,051.70	$3.02	$1,014.00	$2.97

Class R2 Shares	$1,000.00	$1,057.90	$5.74	$1,019.60	$5.64

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.02% for Investor Class, 1.01% for Class A, 1.77% for Class B and C, 0.76% for Class I, 0.87% for Class R1 and 1.11% for Class R2) multiplied by the average account value over the period, divided by 366 and multiplied by 184 days for Investor Class, Class A, Class B, Class C, Class I and Class R2 (to reflect the six month period) and 124 days for Class R1 (to reflect the since-inception period). The table above represents actual expenses incurred during the six month period.
2.	Expenses paid during the period reflect ongoing costs for the period from inception through October 31, 2012. Had these shares been offered for the full six-month period ended October 31, 2012, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $4.42 for Class R1 and the ending account value would have been $1,020.80 for Class R1.
3.	The inception date for Class R1 shares was on June 29, 2012.

mainstayinvestments.com	7

Portfolio Composition as of October 31, 2012 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2012 (excluding short-term investment)

1.	Ally Financial, Inc., (zero coupon)–8.30%, due 12/1/12–11/1/31

2.	HCA, Inc., 4.75%–9.875%, due 3/15/14–9/15/25

3.	Texas Industries, Inc., 9.25%, due 8/15/20

4.	Host Hotels & Resorts, L.P., 4.75%–6.75%, due 6/1/16–3/1/23

5.	Nationstar Mortgage LLC /Nationstar Capital Corp., 7.875%–10.875%, due 4/1/15–10/1/20
6.	Crown Castle International Corp., 5.25%–9.00%, due 1/15/15–1/15/23

7.	Schaeffler Finance B.V., 7.75%–8.50%, due 2/15/17–2/15/19

8.	Reliant Energy, Inc., 7.625%–7.875%, due 6/15/14–6/15/17

9.	Concho Resources, Inc., 5.50%–8.625%, due 10/1/17–4/1/23

10.	CCO Holdings LLC / CCO Holdings Capital Corp., 6.625%–7.875%, due 10/30/17–1/31/22

8	MainStay High Yield Corporate Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager J. Matthew Philo, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay High Yield Corporate Bond Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2012?

Excluding all sales charges, MainStay High Yield Corporate Bond Fund returned 11.82% for Investor Class shares, 11.76% for Class A shares, 10.94% for Class B shares and 10.93% for Class C shares for the 12 months ended October 31, 2012. Over the same period, Class I shares returned 12.02% and Class R2 shares returned 11.66%. All share classes underperformed the 12.26% return of the average Lipper1 high yield fund and the 12.86% return of the Credit Suisse High Yield Index2 for the 12 months ended October 31, 2012. The Credit Suisse High Yield Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the Credit Suisse High Yield Index resulted from our bottom-up investment style, which focuses on individual companies to determine risk-group weightings in the context of historical yields and spreads.3 The Fund remained conservatively positioned throughout the reporting period because we believed that there were more attractive risk-adjusted yields and spreads in the higher-quality part of the market. In addition, we viewed valuations in the higher-risk segment of the high-yield market as generally unattractive. We believe that this segment of the market is particularly vulnerable because of weak corporate earnings outlooks and challenging growth conditions in global economies. Nonetheless, the higher risk segment of the market slightly outperformed during the reporting period.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The U.S. high-yield corporate bond market generated strong returns for the 12 months ended October 31, 2012, as market liquidity and exceptionally low interest rates continued to fuel demand for income-generating investment assets. Global economic growth challenges have increased investor interest in the U.S. high-yield corporate bond market. High-yield mutual funds and high-yield Exchange Traded Funds (ETFs) have experienced record inflows. Year-to-date through October 31, 2012, inflows of $34.0 billion were more than twice the $15.6 billion inflows for the entire year 2011.

Because the Fund uses a bottom-up investment style, the factors that prompt significant decisions are specific to each individual company. During the reporting period, we generally believed that valuations for most of the riskier high-yield bonds were unattractive, and we positioned the Fund more conservatively.

During the reporting period, which industry positions were the strongest positive contributors to the Fund’s absolute performance and which industry positions were particularly weak?

The most significant positive contributors to the Fund’s absolute performance were investments in the health care, energy and transportation industries. Although no industries generated negative absolute returns during the reporting period, the Fund’s positions in the retail, food and drug, and aerospace industries contributed the least to the Fund’s absolute performance.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund purchased bonds of Schaeffler, a leading manufacturer of automotive and industrial components. We found the bonds attractive because of the company’s low leverage and ability to generate free cash flow. The Fund also initiated a position in travel agency Carlson Wagonlit. During the reporting period, the Fund sold its positions in entertainment company American Casino and food production company Tyson Foods.

How did the Fund’s industry weightings change during the reporting period?

The Fund increased its weighting relative to the Credit Suisse High Yield Index in the metals/minerals and service industries because of valuations and yields that we felt were attractive. The Fund decreased its weighting relative to the Credit Suisse High Yield Index in the utility and food/tobacco industries.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2012, the Fund held overweight positions relative to the Credit Suisse High Yield Index in the transportation, financials and gaming/leisure industries. As of the same date, the Fund was underweight relative to the Credit Suisse High Yield Index in the retail, information technology and media industries.

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the Credit Suisse High Yield Index.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	9

Portfolio of Investments October 31, 2012

	Principal Amount	Value

Long-Term Bonds 93.4%† Convertible Bonds 0.5%
Holding Companies—Diversified 0.5%
Icahn Enterprises, L.P. 4.00%, due 8/15/13 (a)	$700,000	$705,600
4.00%, due 8/15/13	38,250,000	38,556,000

		39,261,600

Internet 0.0%‡
At Home Corp. 4.75%, due 12/31/49 (b)(c)(d)(e)	61,533,853	6,154

Packaging & Containers 0.0%‡
Owens-Brockway Glass Container, Inc. 3.00%, due 6/1/15 (a)	890,000	880,544

Total Convertible Bonds (Cost $38,815,498)		40,148,298

Corporate Bonds 80.4%
Advertising 0.4%
Lamar Media Corp. 5.875%, due 2/1/22	11,000,000	11,660,000
7.875%, due 4/15/18	7,490,000	8,239,000
9.75%, due 4/1/14	9,780,000	10,855,800

		30,754,800

Aerospace & Defense 1.3%
AAR Corp. 7.25%, due 1/15/22 (a)	20,565,000	21,336,187
Alliant Techsystems, Inc. 6.875%, due 9/15/20	12,270,000	13,435,650
B/E Aerospace, Inc. 5.25%, due 4/1/22	29,690,000	30,951,825
DAE Aviation Holdings, Inc. 11.25%, due 8/1/15 (a)	14,700,000	15,104,250
TransDigm, Inc. 5.50%, due 10/15/20 (a)	3,060,000	3,098,250
7.75%, due 12/15/18	24,730,000	27,264,825

		111,190,987

Apparel 0.2%
Hanesbrands, Inc. 8.00%, due 12/15/16	13,830,000	15,265,001
Wolverine World Wide, Inc. 6.125%, due 10/15/20 (a)	2,245,000	2,337,606

		17,602,607

Auto Manufacturers 0.3%
Chrysler Group LLC / CG Co-Issuer, Inc. 8.25%, due 6/15/21	7,245,000	7,743,094
Ford Motor Co. 6.50%, due 8/1/18	2,645,000	3,018,606

	Principal Amount	Value

Auto Manufacturers (continued)
Oshkosh Corp. 8.25%, due 3/1/17	$9,144,000	$9,955,530
8.50%, due 3/1/20	2,010,000	2,213,513

		22,930,743

Auto Parts & Equipment 2.8%
Affinia Group, Inc. 9.00%, due 11/30/14	17,230,000	17,316,322
Allison Transmission, Inc. 7.125%, due 5/15/19 (a)	26,715,000	28,418,081
Continental Rubber of America Corp. 4.50%, due 9/15/19 (a)	20,600,000	21,042,900
Cooper-Standard Automotive, Inc. 8.50%, due 5/1/18	42,029,000	45,023,566
Dana Holding Corp. 6.50%, due 2/15/19	18,469,000	19,277,019
6.75%, due 2/15/21	6,871,000	7,266,083
Delphi Corp. 5.875%, due 5/15/19	24,780,000	26,483,625
6.125%, due 5/15/21	1,300,000	1,436,500
Exide Technologies 8.625%, due 2/1/18	25,913,000	21,021,921
Lear Corp. (Escrow Shares) 8.75%, due 12/1/16 (b)(d)(e)(f)	15,444,000	23,166
Tenneco, Inc. 6.875%, due 12/15/20	10,225,000	11,132,469
7.75%, due 8/15/18	1,300,000	1,415,375
Titan International, Inc. 7.875%, due 10/1/17	9,280,000	9,813,600
TRW Automotive, Inc. 7.00%, due 3/15/14 (a)	7,680,000	8,112,000
7.25%, due 3/15/17 (a)	4,400,000	5,010,500
8.875%, due 12/1/17 (a)	11,595,000	12,740,006

		235,533,133

Banks 1.7%
♦Ally Financial, Inc. (zero coupon), due 12/1/12	11,960,000	11,885,250
(zero coupon), due 6/15/15	1,640,000	1,480,100
4.625%, due 6/26/15	14,735,000	15,307,823
5.50%, due 2/15/17	2,800,000	2,962,887
6.25%, due 12/1/17	2,180,000	2,394,172
7.50%, due 9/15/20	11,372,000	13,404,745
8.00%, due 11/1/31	34,299,000	40,838,753
8.30%, due 2/12/15	27,551,000	30,864,008
Provident Funding Associates, L.P. 10.125%, due 2/15/19 (a)	7,725,000	8,034,000
10.25%, due 4/15/17 (a)	12,155,000	13,294,531

		140,466,269

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2012, excluding short-term investment. May be subject to change daily.

10	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Beverages 0.5%
Cott Beverages, Inc. 8.125%, due 9/1/18	$10,215,000	$11,338,650
8.375%, due 11/15/17	32,284,000	35,350,980

		46,689,630

Biotechnology 0.1%
Bio Rad Labs 8.00%, due 9/15/16	7,810,000	8,532,425

Building Materials 2.7%
Building Materials Corp. of America 6.75%, due 5/1/21 (a)	11,681,000	12,732,290
6.875%, due 8/15/18 (a)	17,498,000	18,766,605
7.00%, due 2/15/20 (a)	8,265,000	8,967,525
7.50%, due 3/15/20 (a)	18,875,000	20,526,562
Headwaters, Inc. 7.625%, due 4/1/19	18,665,000	19,084,962
Jeld-Wen Escrow Corp. 12.25%, due 10/15/17 (a)	12,835,000	14,792,338
Taylor Morrison Communities, Inc. 7.75%, due 4/15/20 (a)	19,450,000	20,714,250
♦Texas Industries, Inc. 9.25%, due 8/15/20	86,205,000	92,023,837
USG Corp. 6.30%, due 11/15/16	6,565,000	6,679,888
7.875%, due 3/30/20 (a)	13,850,000	15,096,500

		229,384,757

Chemicals 2.2%
CF Industries, Inc. 6.875%, due 5/1/18	9,351,000	11,482,878
7.125%, due 5/1/20	820,000	1,039,319
Georgia Gulf Corp. 9.00%, due 1/15/17 (a)	20,916,000	23,216,760
Huntsman International LLC 5.50%, due 6/30/16	10,251,000	10,276,628
Kraton Polymers LLC / Kraton Polymers Capital Corp. 6.75%, due 3/1/19	16,150,000	16,634,500
Nexeo Solutions LLC / Nexeo Solutions Finance Corp. 8.375%, due 3/1/18	13,610,000	13,405,850
Olin Corp. 5.50%, due 8/15/22	12,924,000	13,344,030
8.875%, due 8/15/19	23,156,000	26,282,060
Phibro Animal Health Corp. 9.25%, due 7/1/18 (a)	43,985,000	42,665,450

	Principal Amount	Value

Chemicals (continued)
PolyOne Corp. 7.375%, due 9/15/20	$726,000	$782,265
Rockwood Specialties Group, Inc. 4.625%, due 10/15/20	25,090,000	25,842,700

		184,972,440

Coal 2.2%
Arch Coal, Inc. 7.00%, due 6/15/19	27,048,000	24,005,100
7.25%, due 10/1/20	6,520,000	5,770,200
8.75%, due 8/1/16	4,240,000	4,293,000
CONSOL Energy, Inc. 8.00%, due 4/1/17	48,731,000	51,533,033
Peabody Energy Corp. 6.00%, due 11/15/18	25,040,000	25,979,000
6.25%, due 11/15/21	14,950,000	15,435,875
6.50%, due 9/15/20	21,690,000	22,991,400
7.375%, due 11/1/16	2,185,000	2,501,825
7.875%, due 11/1/26	1,642,000	1,756,940
Penn Virginia Resource Partners, L.P. / Penn Virginia Resource Finance Corp. 8.25%, due 4/15/18	16,531,000	17,171,576
Penn Virginia Resource Partners, L.P. / Penn Virginia Resource Finance Corp. II 8.375%, due 6/1/20 (a)	7,236,000	7,597,800
Somerset Cayuga Holding Co., Inc. 20.00%, due 6/15/17 (a)(b)(d)(e)(g)	3,440,000	4,644,000

		183,679,749

Commercial Services 4.0%
Alliance Data Systems Corp. 6.375%, due 4/1/20 (a)	18,230,000	19,346,588
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
8.25%, due 1/15/19	2,780,000	3,033,675
9.625%, due 3/15/18	2,191,000	2,440,226
9.75%, due 3/15/20	9,080,000	10,339,850
Catalent Pharma Solutions, Inc. 7.875%, due 10/15/18 (a)	5,265,000	5,317,650
Cenveo Corp. 8.875%, due 2/1/18	16,760,000	15,125,900
Corrections Corporation of America 7.75%, due 6/1/17	7,745,000	8,277,469
Great Lakes Dredge & Dock Corp. 7.375%, due 2/1/19	20,255,000	21,520,937
H&E Equipment Services, Inc. 7.00%, due 9/1/22 (a)	14,500,000	15,080,000
HDTFS, Inc. 5.875%, due 10/15/20 (a)	2,385,000	2,408,850
Iron Mountain, Inc. 5.75%, due 8/15/24	20,000,000	19,950,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments October 31, 2012 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Commercial Services (continued)
Jaguar Holding Co. I 9.375%, due 10/15/17 (a)(g)	$12,570,000	$12,758,550
Knowledge Universe Education LLC 7.75%, due 2/1/15 (a)	27,325,000	24,046,000
Laureate Education, Inc. 9.25%, due 9/1/19 (a)	11,430,000	11,258,550
PHH Corp.
7.375%, due 9/1/19	9,650,000	10,325,500
9.25%, due 3/1/16	13,485,000	15,575,175
Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares)
6.50% (b)(d)(f)	460,000	7,360
9.75% (a)(b)(d)(f)	26,020,000	416,320
Rent-A-Center, Inc. 6.625%, due 11/15/20	2,965,000	3,205,906
Sotheby’s 5.25%, due 10/1/22 (a)	7,835,000	7,952,525
Speedy Cash Intermediate Holdings Corp. 10.75%, due 5/15/18 (a)	17,230,000	18,306,875
Sunstate Equipment Co. LLC / Sunstate Equipment Co., Inc. 12.00%, due 6/15/16 (a)(g)	33,225,000	35,052,375
United Rentals North America, Inc. 6.125%, due 6/15/23	845,000	855,563
UR Merger Sub Corp.
5.75%, due 7/15/18 (a)	12,005,000	12,905,375
7.375%, due 5/15/20 (a)	19,930,000	21,574,225
7.625%, due 4/15/22 (a)	19,217,000	21,042,615
Valassis Communications, Inc. 6.625%, due 2/1/21	16,510,000	17,005,300

		335,129,359

Computers 0.4%
iGATE Corp. 9.00%, due 5/1/16	19,286,000	21,069,955
NCR Corp. 5.00%, due 7/15/22 (a)	5,600,000	5,719,000
SunGard Data Systems, Inc. 4.875%, due 1/15/14	8,070,000	8,312,100

		35,101,055

Distribution & Wholesale 0.4%
American Tire Distributors, Inc. 9.75%, due 6/1/17	33,645,000	35,537,531

Diversified Financial Services 1.1%
CNG Holdings, Inc. 9.375%, due 5/15/20 (a)	15,314,000	15,773,420
Community Choice Financial, Inc.
10.75%, due 5/1/19 (a)	24,240,000	23,573,400
12.75%, due 5/1/20 (a)(b)	9,500,000	9,666,250

	Principal Amount	Value

Diversified Financial Services (continued)
Ford Holdings LLC
9.30%, due 3/1/30	$18,155,000	$25,485,081
9.375%, due 3/1/20	1,695,000	2,137,819
ROC Finance LLC / ROC Finance 1 Corp. 12.125%, due 9/1/18 (a)	15,570,000	17,983,350

		94,619,320

Electric 3.2%
AES Eastern Energy, L.P. (Escrow Shares) Series 1999-A 9.00%, due 1/2/17 (b)(c)(d)(e)	9,320,076	1,584,413
Calpine Construction Finance Co., L.P. / CCFC Finance Corp. 8.00%, due 6/1/16 (a)	49,185,000	52,504,987
Calpine Corp. 7.25%, due 10/15/17 (a)	32,614,000	34,570,840
Cedar Brakes II LLC 9.875%, due 9/1/13 (a)	3,074,115	3,170,581
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. 10.00%, due 12/1/20	30,555,000	33,381,337
GenOn Energy, Inc. 9.50%, due 10/15/18	32,230,000	36,742,200
GenOn REMA LLC Series C 9.681%, due 7/2/26	6,425,000	6,874,750
Ipalco Enterprises, Inc. 7.25%, due 4/1/16 (a)	5,925,000	6,598,975
PNM Resources, Inc. 9.25%, due 5/15/15	6,241,000	7,130,342
Public Service Co. of New Mexico 7.95%, due 5/15/18	9,965,000	12,083,978
♦Reliant Energy, Inc.
7.625%, due 6/15/14	4,625,000	4,948,750
7.875%, due 6/15/17	64,420,000	69,573,600

		269,164,753

Electrical Components & Equipment 0.7%
Anixter, Inc. 5.625%, due 5/1/19	8,110,000	8,535,775
Belden, Inc. 5.50%, due 9/1/22 (a)	34,750,000	35,358,125
General Cable Corp. 5.75%, due 10/1/22 (a)	12,545,000	12,764,537

		56,658,437

Electronics 0.2%
Kemet Corp. 10.50%, due 5/1/18	15,594,000	15,535,523

Engineering & Construction 0.5%
New Enterprise Stone & Lime Co., Inc.
11.00%, due 9/1/18	30,510,000	22,272,300
13.00%, due 3/15/18 (a)(g)	22,451,825	22,900,862

		45,173,162

12	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Entertainment 2.0%
Affinity Gaming LLC / Affinity Gaming Finance Corp. 9.00%, due 5/15/18 (a)	$32,315,000	$33,526,812
Greektown Superholdings, Inc. 13.00%, due 7/1/15	16,426,000	17,637,417
Mohegan Tribal Gaming Authority 10.50%, due 12/15/16 (a)	3,940,000	3,713,450
NAI Entertainment Holdings LLC 8.25%, due 12/15/17 (a)	25,178,000	28,010,525
Peninsula Gaming LLC
8.375%, due 8/15/15	10,095,000	10,536,656
10.75%, due 8/15/17	26,775,000	30,155,344
Pinnacle Entertainment, Inc. 8.625%, due 8/1/17	5,041,000	5,444,280
Production Resource Group, Inc. 8.875%, due 5/1/19	13,441,000	9,543,110
Speedway Motorsports, Inc. 8.75%, due 6/1/16	11,035,000	11,890,213
United Artists Theatre Circuit, Inc. Series BA7 9.30%, due 7/1/15 (b)(d)	859,959	601,972
Vail Resorts, Inc. 6.50%, due 5/1/19	12,590,000	13,660,150
WMG Acquisition Corp. 9.50%, due 6/15/16	5,000,000	5,493,750

		170,213,679

Environmental Controls 0.4%
Clean Harbors, Inc. 5.25%, due 8/1/20 (a)	17,015,000	17,440,375
Heckmann Corp. 9.875%, due 4/15/18	10,460,000	10,486,150
Rough Rider Escrow, Inc. 9.875%, due 4/15/18 (a)	2,800,000	2,810,500

		30,737,025

Finance—Auto Loans 1.5%
Credit Acceptance Corp. 9.125%, due 2/1/17	15,005,000	16,467,988
Ford Motor Credit Co. LLC
4.25%, due 2/3/17	6,080,000	6,481,742
7.00%, due 4/15/15	23,530,000	26,177,125
12.00%, due 5/15/15	16,960,000	20,903,200
General Motors Financial Co., Inc.
4.75%, due 8/15/17 (a)	23,985,000	24,555,819
6.75%, due 6/1/18	30,400,000	33,702,990

		128,288,864

Finance—Consumer Loans 0.3%
SLM Corp.
8.00%, due 3/25/20	10,130,000	11,731,756
8.45%, due 6/15/18	12,005,000	14,267,102

		25,998,858

	Principal Amount	Value

Finance—Other Services 1.2%
♦Nationstar Mortgage LLC / Nationstar Capital Corp.
7.875%, due 10/1/20 (a)	$15,290,000	$15,748,700
9.625%, due 5/1/19 (a)	20,419,000	22,527,995
10.875%, due 4/1/15	44,722,000	48,355,662
SquareTwo Financial Corp. 11.625%, due 4/1/17	17,290,000	15,604,225

		102,236,582

Food 1.7%
American Seafoods Group LLC / American Seafoods Finance, Inc. 10.75%, due 5/15/16 (a)	17,678,000	17,987,365
American Stores Co. 8.00%, due 6/1/26	38,084,000	34,085,180
ASG Consolidated LLC / ASG Finance, Inc. 15.00%, due 5/15/17 (a)(g)	16,758,522	14,621,810
B&G Foods, Inc. 7.625%, due 1/15/18	10,895,000	11,739,363
C&S Group Enterprises LLC 8.375%, due 5/1/17 (a)	9,194,000	9,688,178
Harmony Foods Corp. 10.00%, due 5/1/16 (a)	9,100,000	9,691,500
Smithfield Foods, Inc. 6.625%, due 8/15/22	13,155,000	13,779,862
TreeHouse Foods, Inc.
6.03%, due 9/30/13 (b)(d)	23,700,000	24,114,750
7.75%, due 3/1/18	8,120,000	8,891,400

		144,599,408

Forest Products & Paper 1.1%
Boise Cascade LLC/Boise Cascade Finance Corp. 6.375%, due 11/1/20 (a)	17,300,000	17,559,500
Clearwater Paper Corp. 7.125%, due 11/1/18	9,720,000	10,600,875
Georgia-Pacific Corp.
7.25%, due 6/1/28	2,370,000	3,067,709
7.75%, due 11/15/29	1,174,000	1,618,590
8.875%, due 5/15/31	29,615,000	45,963,102
Resolute Forest Products 10.25%, due 10/15/18	10,173,000	11,597,220

		90,406,996

Health Care—Products 1.0%
Alere, Inc.
8.625%, due 10/1/18	5,130,000	5,386,500
9.00%, due 5/15/16	2,270,000	2,397,687
Hanger, Inc. 7.125%, due 11/15/18	18,850,000	19,698,250
Hologic, Inc. 6.25%, due 8/1/20 (a)	11,205,000	11,877,300

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments October 31, 2012 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Health Care—Products (continued)
Teleflex, Inc. 6.875%, due 6/1/19	$15,330,000	$16,479,750
Universal Hospital Services, Inc.
4.111%, due 6/1/15 (h)	930,000	917,213
7.625%, due 8/15/20 (a)	23,000,000	23,862,500

		80,619,200

Health Care—Services 4.2%
Alliance HealthCare Services, Inc. 8.00%, due 12/1/16	4,790,000	4,119,400
American Renal Associates Holdings, Inc. 9.75%, due 3/1/16 (g)	8,632,122	9,150,049
American Renal Holdings Co., Inc. 8.375%, due 5/15/18	13,150,000	13,906,125
AMERIGROUP Corp. 7.50%, due 11/15/19	25,245,000	29,473,537
Centene Corp. 5.75%, due 6/1/17	14,370,000	15,447,750
CHS / Community Health Systems, Inc.
5.125%, due 8/15/18	10,335,000	10,722,562
7.125%, due 7/15/20	12,650,000	13,377,375
DaVita, Inc.
6.375%, due 11/1/18	14,650,000	15,638,875
6.625%, due 11/1/20	6,850,000	7,312,375
Fresenius Medical Care U.S. Finance, Inc. 6.50%, due 9/15/18 (a)	4,730,000	5,297,600
Fresenius Medical Care U.S. Finance II, Inc.
5.625%, due 7/31/19 (a)	11,680,000	12,293,200
5.875%, due 1/31/22 (a)	8,100,000	8,616,375
HCA Holdings, Inc. 7.75%, due 5/15/21	7,863,000	8,472,383
♦HCA, Inc.
4.75%, due 5/1/23	4,525,000	4,525,000
5.75%, due 3/15/14	3,615,000	3,777,675
5.875%, due 3/15/22	24,280,000	26,040,300
6.375%, due 1/15/15	5,995,000	6,444,625
6.50%, due 2/15/16	2,225,000	2,433,594
6.50%, due 2/15/20	9,224,000	10,192,520
7.19%, due 11/15/15	6,277,000	6,904,700
7.25%, due 9/15/20	3,450,000	3,816,563
7.50%, due 2/15/22	5,451,000	6,091,493
7.58%, due 9/15/25	1,920,000	1,920,000
7.69%, due 6/15/25	705,000	712,050
7.875%, due 2/15/20	2,120,000	2,369,100
8.00%, due 10/1/18	390,000	450,450
8.36%, due 4/15/24	2,494,000	2,593,760
8.50%, due 4/15/19	7,912,000	8,891,110
9.00%, due 12/15/14	3,930,000	4,372,125
9.875%, due 2/15/17	2,369,000	2,534,830

	Principal Amount	Value

Health Care—Services (continued)
Health Management Associates, Inc. 7.375%, due 1/15/20	$8,190,000	$8,824,725
INC Research LLC 11.50%, due 7/15/19 (a)	22,420,000	22,532,100
MultiPlan, Inc. 9.875%, due 9/1/18 (a)	34,020,000	37,422,000
ResCare, Inc. 10.75%, due 1/15/19	14,300,000	15,944,500
Vanguard Health Holding Co. II LLC / Vanguard Holding Co. II, Inc.
7.75%, due 2/1/19	8,090,000	8,393,375
8.00%, due 2/1/18	12,755,000	13,265,200

		354,279,401

Holding Companies—Diversified 0.8%
Alphabet Holding Co., Inc. 7.75%, due 11/1/17 (a)(g)	21,555,000	21,743,606
Leucadia National Corp. 8.125%, due 9/15/15	14,255,000	16,054,694
Susser Holdings LLC / Susser Finance Corp. 8.50%, due 5/15/16	28,139,000	30,108,730

		67,907,030

Home Builders 0.3%
Meritage Homes Corp. 7.00%, due 4/1/22	6,240,000	6,739,200
Ryland Group, Inc. (The) 5.375%, due 10/1/22	6,120,000	6,211,800
Standard Pacific Corp. 8.375%, due 1/15/21	1,815,000	2,105,400
Taylor Morrison Communities, Inc. / Monarch Communities, Inc. 7.75%, due 4/15/20 (a)	8,183,000	8,714,895

		23,771,295

Home Furnishing 0.1%
Sealy Mattress Co. 10.875%, due 4/15/16 (a)	5,865,000	6,385,519

Household Products & Wares 0.9%
Central Garden and Pet Co. 8.25%, due 3/1/18	9,775,000	10,312,625
Jarden Corp. 7.50%, due 5/1/17	19,505,000	22,138,175
Prestige Brands, Inc.
8.125%, due 2/1/20	290,000	325,888
8.25%, due 4/1/18	3,866,000	4,247,768
Scotts Miracle-Gro Co. (The) 6.625%, due 12/15/20	2,000,000	2,172,500

14	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Household Products & Wares (continued)
Spectrum Brands, Inc.
6.75%, due 3/15/20 (a)	$2,195,000	$2,241,644
9.50%, due 6/15/18	23,717,000	26,622,332
9.50%, due 6/15/18 (a)	5,575,000	6,257,937

		74,318,869

Housewares 0.2%
Libbey Glass, Inc. 6.875%, due 5/15/20 (a)	19,485,000	20,751,525

Insurance 0.8%
CNO Financial Group, Inc. 6.375%, due 10/1/20 (a)	7,345,000	7,602,075
HUB International, Ltd. 8.125%, due 10/15/18 (a)	9,115,000	9,365,662
Ironshore Holdings (U.S.), Inc. 8.50%, due 5/15/20 (a)	16,890,000	19,031,821
Lumbermens Mutual Casualty Co.
8.30%, due 12/1/37 (a)(b)(c)(d)	8,525,000	5,328
8.45%, due 12/1/97 (a)(b)(c)(d)	2,575,000	1,609
9.15%, due 7/1/26 (b)(c)(d)	42,123,000	26,327
SunAmerica Financial Group, Inc.
6.625%, due 2/15/29	4,500,000	5,786,969
7.50%, due 7/15/25	8,000,000	10,268,608
USI Holdings Corp.
4.31%, due 11/15/14 (a)(h)	1,675,000	1,624,750
9.75%, due 5/15/15 (a)	13,900,000	14,108,500

		67,821,649

Internet 0.2%
Cogent Communications Group, Inc. 8.375%, due 2/15/18 (a)	10,635,000	11,538,975
Equinix, Inc. 7.00%, due 7/15/21	2,000,000	2,220,000

		13,758,975

Investment Management/Advisory Services 0.3%
Janus Capital Group, Inc. 6.70%, due 6/15/17	19,105,000	21,936,437

Iron & Steel 0.3%
Allegheny Ludlum Corp. 6.95%, due 12/15/25	6,860,000	8,218,479
Allegheny Technologies, Inc. 9.375%, due 6/1/19	7,475,000	9,559,389
Steel Dynamics, Inc.
6.125%, due 8/15/19 (a)	1,780,000	1,860,100
6.375%, due 8/15/22 (a)	8,905,000	9,305,725

		28,943,693

	Principal Amount	Value

Leisure Time 0.1%
Brunswick Corp. 11.25%, due 11/1/16 (a)	$11,240,000	$12,813,600

Lodging 1.5%
Choice Hotels International, Inc.
5.70%, due 8/28/20	2,480,000	2,684,600
5.75%, due 7/1/22	28,100,000	30,769,500
Eldorado Resorts LLC / Eldorado Capital Corp. 8.625%, due 6/15/19 (a)	21,205,000	20,568,850
MGM Mirage, Inc. 13.00%, due 11/15/13	5,364,000	5,980,860
MGM Resorts International 10.375%, due 5/15/14	3,250,000	3,652,188
MTR Gaming Group, Inc. 11.50%, due 8/1/19	20,191,720	21,100,347
Seminole Hard Rock Entertainment, Inc. 2.889%, due 3/15/14 (a)(h)	13,461,000	13,360,042
Sheraton Holding Corp. 7.375%, due 11/15/15	1,490,000	1,727,481
Starwood Hotels & Resorts Worldwide, Inc. 6.75%, due 5/15/18	3,485,000	4,214,191
Station Casinos LLC 3.66%, due 6/18/18 (a)(i)	30,090,000	25,576,500

		129,634,559

Machinery—Diversified 0.3%
Briggs & Stratton Corp. 6.875%, due 12/15/20	7,945,000	8,779,225
SPL Logistics Escrow LLC / SPL Logistics Finance Corp. 8.875%, due 8/1/20 (a)	15,600,000	16,575,000

		25,354,225

Media 3.1%
AMC Networks, Inc. 7.75%, due 7/15/21	8,305,000	9,405,413
Cablevision Systems Corp. 8.625%, due 9/15/17	18,635,000	21,756,362
♦CCO Holdings LLC / CCO Holdings Capital Corp.
6.625%, due 1/31/22	10,000,000	10,850,000
7.00%, due 1/15/19	16,260,000	17,479,500
7.25%, due 10/30/17	5,405,000	5,904,963
7.375%, due 6/1/20	26,250,000	29,400,000
7.875%, due 4/30/18	6,875,000	7,425,000
Crown Media Holdings, Inc. 10.50%, due 7/15/19	20,365,000	22,961,537

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments October 31, 2012 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Media (continued)
DISH DBS Corp.
4.625%, due 7/15/17	$24,720,000	$25,492,500
5.875%, due 7/15/22	4,490,000	4,714,500
6.75%, due 6/1/21	13,630,000	15,180,412
7.125%, due 2/1/16	3,995,000	4,464,413
Nielsen Finance LLC / Nielsen Finance Co.
4.50%, due 10/1/20 (a)	22,595,000	22,482,025
7.75%, due 10/15/18	32,338,000	36,380,250
ProQuest LLC / ProQuest Notes Co. 9.00%, due 10/15/18 (a)	29,430,000	27,369,900

		261,266,775

Metal Fabricate & Hardware 1.1%
A. M. Castle & Co. 12.75%, due 12/15/16	32,661,000	37,396,845
Mueller Water Products, Inc.
7.375%, due 6/1/17	19,525,000	20,110,750
8.75%, due 9/1/20	13,622,000	15,631,245
Neenah Foundry Co. 15.00%, due 7/29/15 (b)(g)	5,410,147	4,936,759
Shale-Inland Holdings Llc / Shale-Inland Finance Corp. 8.75%, due 11/15/19 (a)	14,460,000	14,423,850

		92,499,449

Mining 0.8%
Kaiser Aluminum Corp. 8.25%, due 6/1/20	25,465,000	27,565,862
Vulcan Materials Co.
6.40%, due 11/30/17	2,579,000	2,824,005
6.50%, due 12/1/16	32,345,000	35,579,500
7.50%, due 6/15/21	2,655,000	3,000,150

		68,969,517

Miscellaneous—Manufacturing 1.7%
Actuant Corp. 5.625%, due 6/15/22	9,720,000	10,035,900
Amsted Industries, Inc. 8.125%, due 3/15/18 (a)	31,152,000	33,488,400
FGI Operating Co. LLC / FGI Finance, Inc. 7.875%, due 5/1/20 (a)	23,190,000	25,161,150
Griffon Corp. 7.125%, due 4/1/18	6,185,000	6,525,175
Koppers, Inc. 7.875%, due 12/1/19	12,155,000	13,340,112
Polypore International, Inc. 7.50%, due 11/15/17	21,740,000	23,479,200
SPX Corp.
6.875%, due 9/1/17	25,425,000	28,603,125
7.625%, due 12/15/14	5,235,000	5,784,675

		146,417,737

	Principal Amount	Value

Office Furnishings 0.3%
Interface, Inc. 7.625%, due 12/1/18	$23,280,000	$25,171,500

Oil & Gas 10.1%
Berry Petroleum Co.
6.75%, due 11/1/20	1,690,000	1,791,400
10.25%, due 6/1/14	9,915,000	11,055,225
Bill Barrett Corp. 7.625%, due 10/1/19	6,515,000	6,905,900
BreitBurn Energy Partners, L.P. 8.625%, due 10/15/20	18,360,000	19,874,700
Calumet Specialty Products Partners, L.P. / Calumet Finance Corp.
9.375%, due 5/1/19	34,845,000	37,458,375
9.625%, due 8/1/20 (a)	14,000,000	15,225,000
Chesapeake Energy Corp.
6.50%, due 8/15/17	30,590,000	32,463,637
6.775%, due 3/15/19	15,000,000	15,037,500
7.625%, due 7/15/13	7,562,000	7,826,670
Chesapeake Oilfield Operating LLC / Chesapeake Oilfield Finance, Inc. 6.625%, due 11/15/19 (a)	22,110,000	21,059,775
Comstock Resources, Inc.
7.75%, due 4/1/19	5,127,000	5,203,905
8.375%, due 10/15/17	18,238,000	19,104,305
9.50%, due 6/15/20	13,700,000	14,659,000
♦Concho Resources, Inc.
5.50%, due 10/1/22	9,145,000	9,579,388
5.50%, due 4/1/23	16,185,000	16,953,787
6.50%, due 1/15/22	24,386,000	26,763,635
7.00%, due 1/15/21	10,325,000	11,460,750
8.625%, due 10/1/17	8,441,000	9,242,895
Continental Resources, Inc.
5.00%, due 9/15/22	6,500,000	6,841,250
5.00%, due 9/15/22 (a)	17,975,000	18,963,625
7.125%, due 4/1/21	8,775,000	9,871,875
7.375%, due 10/1/20	15,775,000	17,746,875
Denbury Resources, Inc.
8.25%, due 2/15/20	7,978,000	9,035,085
9.75%, due 3/1/16	6,980,000	7,451,150
Forest Oil Corp. 8.50%, due 2/15/14	1,002,000	1,079,655
Frontier Oil Corp. 6.875%, due 11/15/18	8,390,000	8,935,350
Halcon Resources Corp. 8.875%, due 5/15/21 (a)	15,000,000	15,206,250
Holly Corp. 9.875%, due 6/15/17	18,512,000	20,178,080
Linn Energy LLC 9.875%, due 7/1/18	2,906,000	3,189,335

16	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Oil & Gas (continued)
Linn Energy LLC / Linn Energy Finance Corp.
6.50%, due 5/15/19	$11,580,000	$11,666,850
11.75%, due 5/15/17	8,710,000	9,581,000
Newfield Exploration Co.
5.625%, due 7/1/24	15,000,000	16,012,500
7.125%, due 5/15/18	12,520,000	13,146,000
Oasis Petroleum, Inc.
6.50%, due 11/1/21	11,600,000	12,267,000
7.25%, due 2/1/19	18,840,000	20,158,800
PDC Energy, Inc. 7.75%, due 10/15/22 (a)	18,825,000	19,154,437
Penn Virginia Corp. 7.25%, due 4/15/19	7,855,000	7,540,800
10.375%, due 6/15/16	19,750,000	20,836,250
PetroHawk Energy Corp. 7.25%, due 8/15/18	15,995,000	18,233,676
10.50%, due 8/1/14	3,478,000	3,747,545
Petroquest Energy, Inc. 10.00%, due 9/1/17	35,635,000	36,882,225
Pioneer Energy Services Corp. 9.875%, due 3/15/18	25,620,000	27,733,650
Plains Exploration & Production Co. 10.00%, due 3/1/16	19,230,000	20,479,950
Quicksilver Resources, Inc. 11.75%, due 1/1/16	22,229,000	22,895,870
Range Resources Corp. 5.00%, due 8/15/22	5,600,000	5,852,000
7.25%, due 5/1/18	2,500,000	2,637,500
8.00%, due 5/15/19	9,425,000	10,414,625
SM Energy Co. 6.50%, due 11/15/21	9,490,000	9,988,225
6.50%, due 1/1/23	2,535,000	2,649,075
6.625%, due 2/15/19	17,149,000	17,963,577
Stone Energy Corp. 6.75%, due 12/15/14	13,375,000	13,435,188
7.50%, due 11/15/22	15,450,000	15,256,875
8.625%, due 2/1/17	10,470,000	11,124,375
W&T Offshore, Inc. 8.50%, due 6/15/19	14,805,000	15,582,263
8.50%, due 6/15/19 (a)	13,800,000	14,524,500
Whiting Petroleum Corp. 6.50%, due 10/1/18	12,970,000	13,991,388
7.00%, due 2/1/14	27,634,000	29,015,700
WPX Energy, Inc. 6.00%, due 1/15/22	23,425,000	25,064,750

		848,000,971

	Principal Amount	Value

Oil & Gas Services 0.3%
American Petroleum Tankers LLC / AP Tankers Co. 10.25%, due 5/1/15	$13,084,000	$13,672,780
Hiland Partners, L.P. / Hiland Partners Finance Corp. 7.25%, due 10/1/20 (a)	12,375,000	12,870,000

		26,542,780

Packaging & Containers 2.1%
AEP Industries, Inc. 8.25%, due 4/15/19	20,344,000	21,564,640
Ball Corp. 5.00%, due 3/15/22	13,900,000	14,664,500
6.75%, due 9/15/20	1,630,000	1,788,925
7.125%, due 9/1/16	6,625,000	7,121,875
Greif, Inc. 6.75%, due 2/1/17	170,000	187,425
7.75%, due 8/1/19	8,100,000	9,294,750
Owens-Brockway Glass Container, Inc. 7.375%, due 5/15/16	4,910,000	5,621,950
Plastipak Holdings, Inc. 10.625%, due 8/15/19 (a)	35,895,000	40,920,300
Sealed Air Corp. 8.125%, due 9/15/19 (a)	6,815,000	7,445,387
8.375%, due 9/15/21 (a)	7,885,000	8,673,500
Silgan Holdings, Inc. 5.00%, due 4/1/20	33,680,000	34,606,200
Tekni-Plex, Inc. 9.75%, due 6/1/19 (a)	22,400,000	23,968,000

		175,857,452

Pharmaceuticals 2.6%
BioScrip, Inc. 10.25%, due 10/1/15	7,480,000	8,003,600
Catalent Pharma Solutions, Inc. 9.50%, due 4/15/15	20,322,575	20,856,043
Endo Health Solutions, Inc. 7.00%, due 7/15/19	8,610,000	9,298,800
Grifols, Inc. 8.25%, due 2/1/18	36,155,000	40,132,050
Lantheus Medical Imaging, Inc. 9.75%, due 5/15/17	25,210,000	23,256,225
Mylan, Inc. 7.625%, due 7/15/17 (a)	5,850,000	6,522,750
7.875%, due 7/15/20 (a)	18,680,000	21,085,050
NBTY, Inc. 9.00%, due 10/1/18	13,725,000	15,372,000
Valeant Pharmaceuticals International 6.375%, due 10/15/20 (a)	22,755,000	23,949,637
6.50%, due 7/15/16 (a)	12,471,000	13,125,727
6.75%, due 10/1/17 (a)	7,875,000	8,445,938

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments October 31, 2012 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Pharmaceuticals (continued)
Valeant Pharmaceuticals International (continued)
6.875%, due 12/1/18 (a)	$8,359,000	$8,912,784
7.00%, due 10/1/20 (a)	2,760,000	2,970,450
VPI Escrow Corp. 6.375%, due 10/15/20 (a)	17,699,000	18,628,197

		220,559,251

Pipelines 1.7%
ANR Pipeline Co. 7.375%, due 2/15/24	2,555,000	3,435,003
9.625%, due 11/1/21	16,206,000	24,965,408
Atlas Pipeline Partners, L.P. / Atlas Pipeline Finance Corp. 6.625%, due 10/1/20 (a)	16,385,000	16,958,475
Chesapeake Midstream Partners, L.P. / CHKM Finance Corp. 6.125%, due 7/15/22	7,284,000	7,702,830
Copano Energy LLC / Copano Energy Finance Corp. 7.125%, due 4/1/21	17,395,000	18,308,238
7.75%, due 6/1/18	29,645,000	31,127,250
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp. 5.50%, due 2/15/23	16,000,000	16,800,000
6.75%, due 11/1/20	21,170,000	23,075,300

		142,372,504

Real Estate 0.2%
Crescent Resources LLC / Crescent Ventures, Inc. 10.25%, due 8/15/17 (a)	16,860,000	17,555,475

Real Estate Investment Trusts 1.5%
♦Host Hotels & Resorts, L.P. 4.75%, due 3/1/23	18,205,000	19,297,300
5.25%, due 3/15/22	13,645,000	15,077,725
6.00%, due 10/1/21	21,920,000	25,427,200
Series Q 6.75%, due 6/1/16	29,620,000	30,416,038
Sabra Health Care, L.P. / Sabra Capital Corp. 8.125%, due 11/1/18 (a)	2,935,000	3,140,450
8.125%, due 11/1/18	11,951,000	12,817,448
Weyerhaeuser Co. 6.95%, due 10/1/27	3,695,000	4,495,529
7.375%, due 10/1/19	6,670,000	8,319,117
7.375%, due 3/15/32	1,655,000	2,106,522
8.50%, due 1/15/25	4,130,000	5,635,992

		126,733,321

	Principal Amount	Value

Retail 3.7%
AmeriGas Finance LLC / AmeriGas Finance Corp. 6.75%, due 5/20/20	$3,795,000	$4,079,625
7.00%, due 5/20/22	9,697,000	10,533,366
AmeriGas Partners, L.P. / AmeriGas Finance Corp. 6.25%, due 8/20/19	13,025,000	13,676,250
6.50%, due 5/20/21	4,828,000	5,117,680
Asbury Automotive Group, Inc. 7.625%, due 3/15/17	11,473,000	11,860,214
8.375%, due 11/15/20	37,365,000	41,288,325
AutoNation, Inc. 6.75%, due 4/15/18	18,661,000	20,946,973
DineEquity, Inc. 9.50%, due 10/30/18	42,845,000	48,254,181
J.C. Penney Corp., Inc. 7.125%, due 11/15/23	16,185,000	15,881,531
Limited Brands, Inc. 5.625%, due 2/15/22	4,660,000	5,026,975
6.625%, due 4/1/21	12,715,000	14,542,781
8.50%, due 6/15/19	3,395,000	4,112,194
Penske Automotive Group, Inc. 5.75%, due 10/1/22 (a)	25,430,000	25,906,812
PVH Corp. 7.375%, due 5/15/20	10,230,000	11,457,600
Radio Systems Corp. 8.375%, due 11/1/19 (a)	14,000,000	14,280,000
Sally Holdings LLC / Sally Capital, Inc. 5.75%, due 6/1/22	13,640,000	14,577,750
6.875%, due 11/15/19	12,650,000	14,025,688
Sonic Automotive, Inc. 7.00%, due 7/15/22 (a)	17,165,000	18,388,006
9.00%, due 3/15/18	14,365,000	15,639,894

		309,595,845

Semiconductors 0.2%
MEMC Electronic Materials, Inc. 7.75%, due 4/1/19	18,425,000	13,749,656

Shipbuilding 0.2%
Huntington Ingalls Industries, Inc. 6.875%, due 3/15/18	10,605,000	11,453,400
7.125%, due 3/15/21	6,905,000	7,422,875

		18,876,275

Software 0.5%
Fidelity National Information Services, Inc. 7.625%, due 7/15/17	10,800,000	11,785,500
7.875%, due 7/15/20	3,565,000	3,983,888

18	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Software (continued)
Legend Acquisition Sub, Inc. 10.75%, due 8/15/20 (a)	$6,061,000	$5,909,475
Nuance Communications, Inc. 5.375%, due 8/15/20 (a)	18,750,000	19,125,000

		40,803,863

Storage & Warehousing 0.1%
Mobile Mini, Inc. 7.875%, due 12/1/20	4,285,000	4,633,156

Telecommunications 4.6%
CC Holdings GS V LLC / Crown Castle GS III Corp. 7.75%, due 5/1/17 (a)	33,700,000	35,890,500
Clearwire Communications LLC / Clearwire Finance, Inc. 12.00%, due 12/1/15 (a)	5,825,000	6,203,625
♦Crown Castle International Corp.
5.25%, due 1/15/23 (a)	44,100,000	45,643,500
7.125%, due 11/1/19	21,153,000	23,215,418
9.00%, due 1/15/15	11,080,000	11,855,600
Frontier Communications Corp.
8.25%, due 4/15/17	5,000,000	5,762,500
9.25%, due 7/1/21	13,800,000	16,318,500
GCI, Inc.
6.75%, due 6/1/21	4,855,000	4,855,000
8.625%, due 11/15/19	22,911,000	24,743,880
Hughes Satellite Systems Corp.
6.50%, due 6/15/19	18,430,000	19,720,100
7.625%, due 6/15/21	22,995,000	25,581,937
Nextel Communications, Inc. 7.375%, due 8/1/15	2,825,000	2,828,531
NII Capital Corp. 7.625%, due 4/1/21	35,430,000	27,989,700
8.875%, due 12/15/19	7,151,000	6,006,840
SBA Telecommunications, Inc. 5.75%, due 7/15/20 (a)	27,640,000	28,745,600
8.25%, due 8/15/19	9,721,000	10,863,218
Sprint Capital Corp. 6.875%, due 11/15/28	53,423,000	54,625,017
8.75%, due 3/15/32	4,378,000	5,166,040
Sprint Nextel Corp. 9.125%, due 3/1/17	11,835,000	13,906,125
9.25%, due 4/15/22	13,690,000	16,359,550
tw telecom holdings, Inc. 5.375%, due 10/1/22 (a)	3,035,000	3,118,463

		389,399,644

	Principal Amount	Value

Transportation 1.0%
Florida East Coast Holdings Corp. 10.50%, due 8/1/17 (g)	$3,795,034	$3,643,233
Florida East Coast Railway Corp. 8.125%, due 2/1/17	41,104,000	43,570,240
KAR Holdings, Inc. 4.445%, due 5/1/14 (h)	11,780,000	11,780,118
Syncreon Global Ireland, Ltd. / Syncreon Global Finance US, Inc. 9.50%, due 5/1/18 (a)	25,870,000	27,001,812

		85,995,403

Trucking & Leasing 0.5%
NESCO LLC / NESCO Holdings Corp. 11.75%, due 4/15/17 (a)	17,155,000	18,098,525
TRAC Intermodal LLC / TRAC Intermodal Corp. 11.00%, due 8/15/19 (a)	25,970,000	26,327,088

		44,425,613

Total Corporate Bonds (Cost $6,368,847,991)		6,778,860,256

Loan Assignments & Participations 2.8% (j)
Aerospace & Defense 0.3%
TransDigm, Inc.
Add On Term Loan B2 4.00%, due 2/14/17	1,500,000	1,503,214
New Term Loan B 4.00%, due 2/14/17	19,848,611	19,877,551

		21,380,765

Apparel 0.1%
Unifi, Inc. Term Loan 8.75%, due 5/1/17 (b)(d)(e)	10,580,000	10,897,400

Auto Manufacturers 0.5%
Chrysler Group LLC Term Loan 6.00%, due 5/24/17	23,404,282	23,901,623
Fleetpride Corp. New Term Loan 6.75%, due 12/6/17	14,427,500	14,409,466

		38,311,089

Auto Parts & Equipment 0.1%
Allison Transmission, Inc. Term Loan B 2.72%, due 8/7/14	4,080,619	4,081,161

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments October 31, 2012 (continued)

	Principal Amount	Value

Loan Assignments & Participations (continued)
Finance 0.1%
Ocwen Financial Corp. Term Loan B 7.00%, due 9/1/16	$9,311,347	$9,311,347

Finance—Investment Banker/Broker 0.2%
VFH Parent LLC Term Loan 7.50%, due 7/8/16	19,435,681	19,532,859

Health Care—Services 0.1%
Sun Healthcare Group, Inc. New Term Loan B 8.75%, due 10/15/16	11,064,444	11,009,122

Lodging 0.9%
Cannery Casino Resorts LLC
New Term Loan B 6.00%, due 10/2/18	8,700,000	8,721,750
New 2nd Lien Term Loan 10.00%, due 9/20/19	11,155,000	10,820,350
Station Casinos, Inc. 2012 Term Loan B2 4.212%, due 6/17/16	48,125,110	46,440,731
New Term Loan B 5.50%, due 9/7/19	5,450,000	5,460,219

		71,443,050

Media 0.0%‡
Nielsen Finance LLC Class A Term Loan 2.219%, due 8/9/13	2,296,187	2,296,187

Metal Fabricate & Hardware 0.2%
Neenah Corp. Exit Term Loan 11.00%, due 1/29/15 (b)(d)	18,367,500	18,367,500

Mining 0.1%
Novelis, Inc. Term Loan 4.00%, due 3/10/17	9,899,244	9,876,555

Miscellaneous—Manufacturing 0.2%
FGI Operating Co. LLC Term Loan 5.50%, due 4/19/19	16,965,370	17,014,858

Total Loan Assignments & Participations (Cost $227,133,525)		233,521,893

	Principal Amount	Value

Yankee Bonds 9.7% (k)
Auto Manufacturers 0.2%
Jaguar Land Rover PLC 7.75%, due 5/15/18 (a)	$5,080,000	$5,410,200
8.125%, due 5/15/21 (a)	11,050,000	11,906,375

		17,316,575

Auto Parts & Equipment 1.0%
International Automotive Components Group S.A. 9.125%, due 6/1/18 (a)	12,100,000	11,661,375
♦Schaeffler Finance B.V. 7.75%, due 2/15/17 (a)	51,440,000	56,776,900
8.50%, due 2/15/19 (a)	16,575,000	18,501,844

		86,940,119

Chemicals 0.6%
Ineos Finance PLC 7.50%, due 5/1/20 (a)	16,495,000	16,701,187
8.375%, due 2/15/19 (a)	13,805,000	14,495,250
NOVA Chemicals Corp. 8.375%, due 11/1/16	13,850,000	15,269,625
8.625%, due 11/1/19	7,035,000	7,967,138

		54,433,200

Computers 0.3%
Seagate HDD Cayman 7.00%, due 11/1/21	10,110,000	10,564,950
7.75%, due 12/15/18	14,435,000	15,661,975

		26,226,925

Diversified Financial Services 0.8%
National Money Mart Co. 10.375%, due 12/15/16	23,490,000	26,220,713
Smurfit Capital Funding PLC 7.50%, due 11/20/25	37,630,000	38,758,900

		64,979,613

Entertainment 0.3%
MU Finance PLC 8.375%, due 2/1/17 (a)	20,388,900	22,223,901

Forest Products & Paper 0.3%
Sappi Papier Holding GmbH 6.625%, due 4/15/21 (a)	6,795,000	6,421,275
8.375%, due 6/15/19 (a)	10,400,000	10,972,000
Smurfit Kappa Acquisitions 4.875%, due 9/15/18 (a)	8,105,000	8,105,000

		25,498,275

Holding Company—Diversified 0.2%
CFG Holdings, Ltd. / CFG Finance LLC 11.50%, due 11/15/19 (a)	17,300,000	17,127,000

20	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Yankee Bonds (continued)
Insurance 0.3%
Fairfax Financial Holdings, Ltd. 7.375%, due 4/15/18	$9,497,000	$10,893,401
7.75%, due 7/15/37	4,810,000	5,534,530
8.30%, due 4/15/26	5,395,000	6,324,731

		22,752,662

Iron & Steel 0.1%
APERAM 7.75%, due 4/1/18 (a)	13,035,000	10,688,700

Leisure Time 0.6%
Carlson Wagonlit B.V. 6.875%, due 6/15/19 (a)	49,072,000	51,280,240

Media 0.8%
Quebecor Media, Inc. 5.75%, due 1/15/23 (a)	28,340,000	28,906,800
7.75%, due 3/15/16	29,039,000	29,789,077
Videotron Ltee 5.00%, due 7/15/22	12,525,000	12,963,375

		71,659,252

Mining 0.7%
New Gold, Inc. 7.00%, due 4/15/20 (a)	33,015,000	34,995,900
Novelis, Inc. 8.375%, due 12/15/17	15,425,000	16,774,688
8.75%, due 12/15/20	7,350,000	8,103,375

		59,873,963

Oil & Gas 0.3%
OGX Austria GmbH 8.50%, due 6/1/18 (a)	25,860,000	22,562,850

Oil & Gas Services 0.3%
Expro Finance Luxembourg SCA 8.50%, due 12/15/16 (a)	23,855,000	24,451,375

Pharmaceuticals 0.4%
ConvaTec Healthcare E S.A. 10.50%, due 12/15/18 (a)	21,019,000	22,805,615
Warner Chilcott Co., LLC / Warner Chilcott Co., LLC 7.75%, due 9/15/18	12,910,000	13,620,050

		36,425,665

Storage & Warehousing 0.6%
Algeco Scotsman Global Finance PLC 8.50%, due 10/15/18 (a)	45,100,000	46,453,000

	Principal Amount	Value

Telecommunications 1.9%
Inmarsat Finance PLC 7.375%, due 12/1/17 (a)	$948,000	$1,021,470
Intelsat Jackson Holdings S.A. 6.625%, due 12/15/22 (a)	10,095,000	10,019,287
7.25%, due 4/1/19	15,530,000	16,655,925
7.25%, due 10/15/20 (a)	21,420,000	22,705,200
7.50%, due 4/1/21	13,280,000	14,242,800
Intelsat Luxembourg S.A. 11.25%, due 2/4/17	16,215,000	17,025,750
Sable International Finance, Ltd. 7.75%, due 2/15/17 (a)	24,285,000	25,984,950
8.75%, due 2/1/20 (a)	9,650,000	11,001,000
Satmex Escrow S.A. de C.V. 9.50%, due 5/15/17	23,276,000	24,672,560
Virgin Media Finance PLC 8.375%, due 10/15/19	15,258,000	17,546,700

		160,875,642

Total Yankee Bonds (Cost $778,440,701)		821,768,957

Total Long-Term Bonds (Cost $7,413,237,715)		7,874,299,404

	Shares
Common Stocks 0.5%
Coal 0.0%‡
Upstate NY Power Producers (b)(d)(e)	51,473	875,041

Lodging 0.0%‡
Majestic Star Casino LLC Membership Units (b)(d)(e)	446,020	892,040

Media 0.0%‡
Adelphia Contingent Value Vehicle (b)(d)(e)(f)	15,507,390	155,074

Metal Fabricate & Hardware 0.1%
Neenah Enterprises, Inc. (b)(d)(f)	717,799	4,263,726

Mining 0.4%
Goldcorp, Inc.	745,700	33,728,011

Total Common Stocks (Cost $42,183,264)		39,913,892

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Portfolio of Investments October 31, 2012 (continued)

	Shares	Value

Preferred Stock 0.1%
Savings & Loans 0.1%
GMAC Capital Trust I 8.125%	414,600	$10,837,644

Total Preferred Stock (Cost $10,172,918)		10,837,644

	Number of Warrants
Warrants 0.0%‡
Food 0.0%‡
ASG Corp. Expires 5/15/18 (b)(f)	12,510	375,300

Media 0.0%‡
ION Media Networks, Inc.
Second Lien Expires 12/18/16 (b)(d)(e)(f)	1,141	12
Unsecured Debt Expires 12/18/39 (b)(d)(e)(f)	1,126	11

		23

Total Warrants (Cost $3,435)		375,323

	Principal Amount
Short-Term Investment 5.0%
Repurchase Agreement 5.0%
State Street Bank and Trust Co. 0.01%, dated 10/31/12 due 11/1/12 Proceeds at Maturity $418,672,151 (Collateralized by Government Agency securities with rates between 0.75% and 2.17% and maturity dates between 6/4/15 and 10/17/22, with a Principal Amount of $426,685,000 and a Market Value of $427,047,279)	$418,672,035	418,672,035

Total Short-Term Investment (Cost $418,672,035)		418,672,035

Total Investments (Cost $7,884,269,367) (l)	99.0%	8,344,098,298
Other Assets, Less Liabilities	1.0	81,472,227
Net Assets	100.0%	$8,425,570,525
‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(b)	Illiquid security. The total market value of these securities as of October 31, 2012 is $81,860,512, which represents 1.0% of the Fund’s net assets.

(c)	Issue in default.

(d)	Fair valued security. The total market value of these securities as of October 31, 2012 is $66,882,203, which represents 0.8% of the Fund’s net assets.

(e)	Restricted security.

(f)	Non-income producing security.

(g)	PIK (“Payment in Kind”)—interest or dividend payment is made with additional securities.

(h)	Floating rate—Rate shown is the rate in effect as of October 31, 2012.

(i)	Step coupon—Rate shown is the rate in effect as of October 31, 2012.

(j)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the rate(s) in effect as of October 31, 2012. Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.

(k)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(l)	As of October 31, 2012, cost is $7,893,912,932 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$514,561,724
Gross unrealized depreciation	(64,376,358)

Net unrealized appreciation	$450,185,366

22	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds (b)	$—	$40,142,144	$6,154		$40,148,298
Corporate Bonds (c)	—	6,747,435,011	31,425,245		6,778,860,256
Loan Assignments & Participations (d)	—	184,125,296	49,396,597	(e)	233,521,893
Yankee Bonds	—	821,768,957	—		821,768,957

Total Long-Term Bonds	—	7,793,471,408	80,827,996		7,874,299,404

Common Stocks (f)	33,728,011	—	6,185,881		39,913,892
Preferred Stock	10,837,644	—	—		10,837,644
Warrants (g)	375,300	—	23		375,323
Short-Term Investment
Repurchase Agreement	—	418,672,035	—		418,672,035

Total Investments in Securities	$44,940,955	$8,212,143,443	$87,013,900		$8,344,098,298

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $6,154 is held in Internet within the Convertible Bonds section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $23,166, $4,644,000, $423,680, $1,584,413, $601,972, $24,114,750 and $33,264 are held in Auto Parts & Equipment, Coal, Commercial Services, Electric, Entertainment, Food and Insurance, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(d)	The Level 3 securities valued at $10,897,400 and $18,367,500 are held in Apparel and Metal Fabricate & Hardware within the Loan Assignments & Participations section of the Portfolio of Investments.

(e)	Includes $20,131,697 of Level 3 security which represents a Loan Assignment & Participation whose value was obtained from an independent pricing service which utilized a single broker quote to determine such value with significant unobservable inputs.

(f)	The Level 3 securities valued at $875,041, $892,040, $155,074 and $4,263,726 are held in Coal, Lodging, Media and Metal Fabricate & Hardware, respectively, within the Common Stocks section of the Portfolio of Investments.

(g)	The Level 3 securities valued at $23 are held in Media within the Warrants section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

During the year ended October 31, 2012, a loan participation and assignment with a total value of $14,367,746 transferred from Level 2 to Level 3. The transfer occurred as a result of the value for the loan participation and assignment being obtained from the independent pricing service utilizing a single broker quote with significant unobservable inputs as of October 31, 2012. The fair value obtained for this loan from the independent pricing service as of October 31, 2011 utilized the average of multiple bid quotations.

During the year ended October 31, 2012, a corporate bond with a total value of $8,665,360 transferred from Level 2 to Level 3. The transfer occurred as a result of the corporate bond being valued by methods deemed in good faith by the Fund’s Valuation Committee utilizing significant unobservable inputs as of October 31, 2012. The fair value obtained for this corporate bond from the independent pricing service as of October 31, 2011 utilized observable inputs.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Portfolio of Investments October 31, 2012 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		Sales		Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of October 31, 2012 (a)
Long-Term Bonds
Convertible Bonds
Internet	$6,154	$—	$—	$—	$—		$—		$—	$—	$6,154	$—
Corporate Bonds
Auto Parts & Equipment	23,166	—	—	—	—		—		—	—	23,166	—
Coal	—	—	—	1,204,000	3,440,000	(b)	—		—	—	4,644,000	1,204,000
Commercial Services	2,003,436	—	—	(1,532,206)	—		(47,550	) (c)	—	—	423,680	—
Electric	—	2,732	(13,067,246)	6,858,609	1,584,413	(b)	(2,459,455	) (c)	8,665,360	—	1,584,413	(453)
Entertainment	823,839	31,908	42,036	21,142	—		(316,953	) (c)	—	—	601,972	(31,908)
Food	23,818,500	—	—	296,250	—		—		—	—	24,114,750	296,250
Insurance	532,230	—	—	(498,966)	—		—		—	—	33,264	(498,966)
Loan Assignments & Participations
Apparel	—	12,241	494,006	413,753	22,770,000		(12,792,600	) (c)	—	—	10,897,400	413,753
Finance	—	52,048	86,863	6,218	—		(5,201,528	) (c)	14,367,746	—	9,311,347	41,065
Lodging	—	689	—	(135,427)	10,955,088		—		—	—	10,820,350	—
Machinery	38,675	(385,062)	(9,375,082)	9,721,469	—		—		—	—	—	—
Metal, Fabricate & Hardware	18,553,500	—	—	—	—		(186,000	) (c)	—	—	18,367,500	—
Common Stocks
Coal	—	—	—	—	875,041	(b)	—		—	—	875,041	—
Lodging	—	—	—	—	892,040	(b)	—		—	—	892,040	—
Media	155,074	—	—	—	—		—		—	—	155,074	—
Metal, Fabricate & Hardware	4,191,946	—	—	71,780	—		—		—	—	4,263,726	71,780
Warrants
Media	23	—	—	—	—		—		—	—	23	—

Total	$50,146,543	$(285,444)	$(21,819,423)	$16,426,622	$40,516,582		$(21,004,086)		$23,033,106	$—	$87,013,900	$1,495,521

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments and unfunded commitments” in the Statement of Operations.

(b)	Purchases include securities received from a restructure.

(c)	Sales include principal reductions.

24	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2012

Assets
Investment in securities, at value (identified cost $7,884,269,367)	$8,344,098,298
Cash	11,725,634
Receivables:
Dividends and interest	155,839,555
Fund shares sold	22,571,230
Investment securities sold	8,313,997
Other assets	132,661

Total assets	8,542,681,375

Liabilities
Payables:
Investment securities purchased	84,463,932
Fund shares redeemed	12,553,710
Manager (See Note 3)	3,910,804
Transfer agent (See Note 3)	3,638,791
NYLIFE Distributors (See Note 3)	1,812,025
Shareholder communication	278,151
Professional fees	98,117
Trustees	25,263
Custodian	10,894
Accrued expenses	22,270
Dividend payable	10,296,893

Total liabilities	117,110,850

Net assets	$8,425,570,525

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$13,862,827
Additional paid-in capital	8,278,198,571

8,292,061,398
Distributions in excess of net investment income	(10,568,229)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(315,751,575)
Net unrealized appreciation (depreciation) on investments	459,828,931

Net assets	$8,425,570,525

Investor Class
Net assets applicable to outstanding shares	$301,074,490

Shares of beneficial interest outstanding	49,113,659

Net asset value per share outstanding	$6.13
Maximum sales charge (4.50% of offering price)	0.29

Maximum offering price per share outstanding	$6.42

Class A
Net assets applicable to outstanding shares	$4,086,134,113

Shares of beneficial interest outstanding	672,259,146

Net asset value per share outstanding	$6.08
Maximum sales charge (4.50% of offering price)	0.29

Maximum offering price per share outstanding	$6.37

Class B
Net assets applicable to outstanding shares	$221,723,481

Shares of beneficial interest outstanding	36,649,961

Net asset value and offering price per share outstanding	$6.05

Class C
Net assets applicable to outstanding shares	$819,806,630

Shares of beneficial interest outstanding	135,469,068

Net asset value and offering price per share outstanding	$6.05

Class I
Net assets applicable to outstanding shares	$2,982,525,899

Shares of beneficial interest outstanding	490,438,285

Net asset value and offering price per share outstanding	$6.08

Class R1
Net assets applicable to outstanding shares	$26,282

Shares of beneficial interest outstanding	4,324

Net asset value and offering price per share outstanding	$6.08

Class R2
Net assets applicable to outstanding shares	$14,279,630

Shares of beneficial interest outstanding	2,348,248

Net asset value and offering price per share outstanding	$6.08

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Statement of Operations for the year ended October 31, 2012

Investment Income (Loss)
Income
Interest	$544,920,618
Dividends (a)	2,373,825

Total income	547,294,443

Expenses
Manager (See Note 3)	40,189,446
Distribution/Service—Investor Class (See Note 3)	729,804
Distribution/Service—Class A (See Note 3)	9,223,529
Distribution/Service—Class B (See Note 3)	2,402,492
Distribution/Service—Class C (See Note 3)	7,336,823
Distribution/Service—Class R2 (See Note 3)	28,056
Transfer agent (See Note 3)	12,212,389
Shareholder communication	1,066,284
Professional fees	355,268
Registration	219,471
Trustees	200,399
Custodian	66,594
Shareholder service (See Note 3)	11,232
Miscellaneous	235,219

Total expenses	74,277,006

Net investment income (loss)	473,017,437

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	71,388,023
Foreign currency transactions	(151)

Net realized gain (loss) on investments and foreign currency transactions	71,387,872

Net change in unrealized appreciation (depreciation) on:
Investments	277,786,557
Translation of other assets and liabilities in foreign currencies	110

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	277,786,667

Net realized and unrealized gain (loss) on investments and foreign currency transactions	349,174,539

Net increase (decrease) in net assets resulting from operations	$822,191,976

(a)	Dividends recorded net of foreign withholding taxes in the amount of $73,874.

26	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2012 and October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$473,017,437	$445,295,269
Net realized gain (loss) on investments and foreign currency transactions	71,387,872	195,223,410
Net change in unrealized appreciation (depreciation) on investments, unfunded commitments and foreign currency transactions	277,786,667	(278,420,151)

Net increase (decrease) in net assets resulting from operations	822,191,976	362,098,528

Dividends to shareholders:
From net investment income:
Investor Class	(20,410,149)	(19,786,004)
Class A	(262,174,237)	(240,811,722)
Class B	(15,149,227)	(20,335,389)
Class C	(46,677,653)	(42,822,088)
Class I	(169,537,188)	(137,624,961)
Class R1	(612)	—
Class R2	(796,551)	(729,452)

Total dividends to shareholders	(514,745,617)	(462,109,616)

Capital share transactions:
Net proceeds from sale of shares	3,214,367,404	2,014,794,074
Net asset value of shares issued to shareholders in reinvestment of dividends	395,312,467	335,298,083
Cost of shares redeemed	(1,839,351,086)	(2,413,537,264)

Increase (decrease) in net assets derived from capital share transactions	1,770,328,785	(63,445,107)

Net increase (decrease) in net assets	2,077,775,144	(163,456,195)

Net Assets
Beginning of year	6,347,795,381	6,511,251,576

End of year	$8,425,570,525	$6,347,795,381

Distributions in excess of net investment income at end of year	$(10,568,229)	$(11,812,622)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Financial Highlights selected per share data and ratios

	Investor Class
	Year ended October 31,				February 28, 2008** through October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of period	$5.88	$5.97	$5.60	$4.63	$5.97

Net investment income (loss) (a)	0.39	0.41	0.41	0.40	0.28
Net realized and unrealized gain (loss) on investments	0.28	(0.08)	0.38	1.01	(1.33)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00	‡

Total from investment operations	0.67	0.33	0.79	1.41	(1.05)

Less dividends and distributions:
From net investment income	(0.42)	(0.42)	(0.41)	(0.41)	(0.28)
Return of capital	—	—	(0.01)	(0.03)	(0.01)

Total dividends and distributions	(0.42)	(0.42)	(0.42)	(0.44)	(0.29)

Redemption fee (a)(b)	—	—	0.00 ‡	0.00 ‡	0.00	‡

Net asset value at end of period	$6.13	$5.88	$5.97	$5.60	$4.63

Total investment return (c)	11.82%	5.69%	14.73%	32.60%	(18.54	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.53%	6.80%	7.03%	8.18%	7.31	% ††
Net expenses	1.03%	1.05%	1.08%	1.15%	1.16	% ††
Portfolio turnover rate	29%	45%	41%	41%	29%
Net assets at end of period (in 000’s)	$301,074	$285,656	$282,489	$265,507	$201,850

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

28	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$5.84	$5.92	$5.56	$4.60	$6.35

Net investment income (loss) (a)	0.39	0.41	0.40	0.40	0.43
Net realized and unrealized gain (loss) on investments	0.27	(0.07)	0.39	1.00	(1.74)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Total from investment operations	0.66	0.34	0.79	1.40	(1.31)

Less dividends and distributions:
From net investment income	(0.42)	(0.42)	(0.42)	(0.41)	(0.43)
Return of capital	—	—	(0.01)	(0.03)	(0.01)

Total dividends and distributions	(0.42)	(0.42)	(0.43)	(0.44)	(0.44)

Redemption fee (a)(b)	—	—	0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of year	$6.08	$5.84	$5.92	$5.56	$4.60

Total investment return (c)	11.76%	5.94%	14.69%	32.74%	(22.00%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.56%	6.86%	7.07%	8.19%	7.33%
Net expenses	1.00%	0.99%	1.03%	1.08%	1.07%
Portfolio turnover rate	29%	45%	41%	41%	29%
Net assets at end of year (in 000’s)	$4,086,134	$3,355,007	$3,409,419	$3,169,962	$1,835,090

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Class B
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$5.81	$5.90	$5.54	$4.57	$6.31

Net investment income (loss) (a)	0.34	0.36	0.36	0.36	0.38
Net realized and unrealized gain (loss) on investments	0.27	(0.08)	0.38	1.00	(1.73)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Total from investment operations	0.61	0.28	0.74	1.36	(1.35)

Less dividends and distributions:
From net investment income	(0.37)	(0.37)	(0.37)	(0.36)	(0.38)
Return of capital	—	—	(0.01)	(0.03)	(0.01)

Total dividends and distributions	(0.37)	(0.37)	(0.38)	(0.39)	(0.39)

Redemption fee (a)(b)	—	—	0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of year	$6.05	$5.81	$5.90	$5.54	$4.57

Total investment return (c)	10.94%	4.95%	13.81%	31.57%	(22.47%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.78%	6.05%	6.27%	7.49%	6.53%
Net expenses	1.78%	1.80%	1.83%	1.91%	1.86%
Portfolio turnover rate	29%	45%	41%	41%	29%
Net assets at end of year (in 000’s)	$221,723	$267,752	$375,368	$453,918	$431,398

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Financial Highlights selected per share data and ratios

	Class C
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$5.81	$5.90	$5.54	$4.57	$6.31

Net investment income (loss) (a)	0.34	0.36	0.36	0.36	0.38
Net realized and unrealized gain (loss) on investments	0.27	(0.08)	0.38	1.00	(1.73)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Total from investment operations	0.61	0.28	0.74	1.36	(1.35)

Less dividends and distributions:
From net investment income	(0.37)	(0.37)	(0.37)	(0.36)	(0.38)
Return of capital	—	—	(0.01)	(0.03)	(0.01)

Total dividends and distributions	(0.37)	(0.37)	(0.38)	(0.39)	(0.39)

Redemption fee (a)(b)	—	—	0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of year	$6.05	$5.81	$5.90	$5.54	$4.57

Total investment return (c)	10.93%	4.95%	13.81%	31.57%	(22.60%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.78%	6.05%	6.28%	7.29%	6.54%
Net expenses	1.78%	1.80%	1.83%	1.90%	1.86%
Portfolio turnover rate	29%	45%	41%	41%	29%
Net assets at end of year (in 000’s)	$819,807	$654,224	$698,491	$651,209	$276,418

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Class I
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$5.84	$5.92	$5.56	$4.60	$6.35

Net investment income (loss) (a)	0.40	0.42	0.42	0.41	0.44
Net realized and unrealized gain (loss) on investments	0.28	(0.06)	0.38	1.00	(1.73)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Total from investment operations	0.68	0.36	0.80	1.41	(1.29)

Less dividends and distributions:
From net investment income	(0.44)	(0.44)	(0.43)	(0.42)	(0.45)
Return of capital	—	—	(0.01)	(0.03)	(0.01)

Total dividends and distributions	(0.44)	(0.44)	(0.44)	(0.45)	(0.46)

Redemption fee (a)(b)	—	—	0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of year	$6.08	$5.84	$5.92	$5.56	$4.60

Total investment return (c)	12.02%	6.19%	14.98%	32.84%	(21.63%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.81%	7.11%	7.34%	8.38%	7.57%
Net expenses	0.75%	0.74%	0.78%	0.83%	0.87%
Portfolio turnover rate	29%	45%	41%	41%	29%
Net assets at end of year (in 000’s)	$2,982,526	$1,775,230	$1,736,365	$1,141,889	$508,239

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

30	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R1
	June 29, 2012** through October 31,
	2012
Net asset value at beginning of period	$5.92

Net investment income (loss) (a)	0.14
Net realized and unrealized gain (loss) on investments	0.16
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡

Total from investment operations	0.30

Less dividends:
From net investment income	(0.14)

Net asset value at end of period	$6.08

Total investment return (b)	5.17	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.49	%††
Net expenses	0.87	%††
Portfolio turnover rate	29%
Net assets at end of period (in 000’s)	$26

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	31

Financial Highlights selected per share data and ratios

	Class R2
	Year ended October 31,				May 1, 2008** through October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of period	$5.84	$5.93	$5.56	$4.60	$5.99

Net investment income (loss) (a)	0.38	0.40	0.40	0.39	0.21
Net realized and unrealized gain (loss) on investments	0.28	(0.07)	0.39	1.01	(1.38)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00	‡

Total from investment operations	0.66	0.33	0.79	1.40	(1.17)

Less dividends and distributions:
From net investment income	(0.42)	(0.42)	(0.41)	(0.41)	(0.21)
Return of capital	—	—	(0.01)	(0.03)	(0.01)

Total dividends and distributions	(0.42)	(0.42)	(0.42)	(0.44)	(0.22)

Redemption fee (a)(b)	—	—	0.00 ‡	0.00 ‡	0.00	‡

Net asset value at end of period	$6.08	$5.84	$5.93	$5.56	$4.60

Total investment return (c)	11.66%	5.67%	14.78%	32.31%	(20.13	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.46%	6.76%	6.99%	7.59%	7.48	% ††
Net expenses	1.10%	1.09%	1.13%	1.18%	1.20	% ††
Portfolio turnover rate	29%	45%	41%	41%	29%
Net assets at end of period (in 000’s)	$14,280	$9,927	$9,120	$6,240	$41

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(d)	Total investment return is not annualized.

32	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) were organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay High Yield Corporate Bond Fund (the “Fund”), a diversified fund.

The Fund currently offers seven classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Class R2 shares were first offered to the public on December 14, 2007, but did not commence operations until May 1, 2008. Investor Class shares commenced operations on February 28, 2008. Class R1 shares commenced operations on June 29, 2012. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1 and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The seven classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1 and Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee will meet (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee shall meet at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund. These procedures shall be reviewed by the Board no less frequently than annually. Any revisions to these procedures deemed necessary shall be reported to the Board at its next regularly scheduled meeting.

Securities are valued using unadjusted market prices, when available, as supplied primarily by third party pricing services or dealers. To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the

mainstayinvestments.com	33

Notes to Financial Statements (continued)

risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market value cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2012, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as

Level 3 in the hierarchy. As of October 31, 2012, the Fund held securities with a value of $66,882,203 that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of October 31, 2012, the Fund did not hold any foreign equity securities.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible bonds and municipal debt securities) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible bonds and municipal debt securities) supplied by a pricing agent or broker selected by the Fund’s Manager in consultation with the Fund’s Subadvisor if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, if any, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

34	MainStay High Yield Corporate Bond Fund

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service, and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by single broker quotes obtained from the engaged independent pricing service with significant unobservable inputs and are generally categorized as Level 3 in the hierarchy. For these loan assignments, participations and commitments, the Manager may consider additional factors such as liquidity of the Fund’s investments.

As of October 31, 2012, the Fund held securities with a value of $20,131,697 that were valued by a single broker quote and/or deemed to be illiquid.

The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of the Fund’s Level 3 securities are outlined in the tables below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.

Asset Class	Fair Value at 10/31/12	Valuation Technique	Unobservable Inputs	Input Amount / Range
Convertible Bond (1 position)	$6,154	Income Approach	Estimated Recovery Rate	$0.00 - $0.01
Corporate Bonds (9 positions)	31,402,079	Income/Market Approach	Estimated Remaining Cash/Collateral	$324M
			Liquidity Discount	15% - 20%
			Offered Quotes	$0.0625 - $101.75
			Discount Rate	9% - 30%
			Distribution Percentage	73%
			Probability of Success	20% - 50%
			EBITDA Multiple	12
Loan Assignments & Participations (4 positions)	49,396,597	Income/Market Approach	Asset Coverage	1.83x - 3.26x
			Offered Quotes	$97 - $100
			Call Price	$103
Common Stocks (4 positions)	6,185,881	Income/Market Approach	Estimated Remaining Claims/Value	$0.01
			Liquidity Discount	10% - 20%
			Offered Quote	$2
			Discount Rate	12%
			EBITDA Multiple	5.5
Warrants (2 positions)	23	Income Approach	Probability of Liquidity Event	0%

	$86,990,734

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, at least monthly and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate

mainstayinvestments.com	35

Notes to Financial Statements (continued)

method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Loan Assignments, Participations and Commitments.  The Fund invests in loan assignments and loan participations. Loan assignments and participations (“loans”) are agreements to make money available (a “commitment”) to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower (“intermediate participants”). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and recorded in the Statement of Assets and Liabilities. As of October 31, 2012, the Fund did not hold any unfunded commitments.

(I)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market	value of investment securities, other assets and liabilities—at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Rights and Warrants.  A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price

36	MainStay High Yield Corporate Bond Fund

for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security cannot be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if the warrant is not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The Fund is exposed to risk until each sale is completed. As of October 31, 2012, the Fund did not hold any rights.

(K)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2012.

(L)  Restricted Securities.  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 6)

(M)  Concentration of Risk.  The Fund invests in high-yield securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(N)  Indemnifications.   Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(O)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of October 31, 2012:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Warrants	Investments in securities, at value	$375,323	$375,323

Total Fair Value		$375,323	$375,323

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2012:

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Warrants	Net change in unrealized appreciation (depreciation) on investments	$(1,188,450)	$(1,188,450)

Total Change in Unrealized Appreciation (Depreciation)		$(1,188,450)	$(1,188,450)

mainstayinvestments.com	37

Notes to Financial Statements (continued)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Warrants	14,777	14,777

(1)	Amount disclosed represents the actual average held during the year ended October 31, 2012.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million up to $5 billion; 0.525% from $5 billion up to $7 billion; and 0.50% in excess of $7 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate was 0.55% for the year ended October 31, 2012, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

For the year ended October 31, 2012, New York Life Investments earned fees from the Fund in the amount of $40,189,446.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

For the year ended October 31, 2012, the Fund incurred shareholder service fees of $11,232.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $139,233 and $1,234,443, respectively, for the year ended October 31, 2012. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $31, $26,508, $259,204 and $61,493, respectively, for the year ended October 31, 2012.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses

38	MainStay High Yield Corporate Bond Fund

incurred by the Fund for the year ended October 31, 2012, were as follows:

Investor Class	$578,409
Class A	5,947,017
Class B	476,847
Class C	1,451,909
Class I	3,739,875
Class R1	17
Class R2	18,315

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2012, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class I	$5,551,069	0.2%
Class R1	26,137	99.4

Note 4–Federal Income Tax

As of October 31, 2012, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$(306,142,877)	$(10,296,893)	$449,948,897	$133,509,127

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, amortization of premium and class actions. The other temporary differences are primarily due to dividends payable, defaulted bond income accruals and modified debt instruments.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2012 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$42,972,573	$5,234,105	$(48,206,678)

The reclassifications for the Fund are primarily due to foreign currency gain (loss), defaulted bond income accruals, consent fees and taxable over-distribution.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2012, for federal income tax purposes, capital loss carryforwards of $306,142,877 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2016 2017	$37,519 268,624	$	— —
Total	$306,143		$—

The Fund utilized $81,902,222 of capital loss carryforwards during the year ended October 31, 2012.

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 shown in the Statements of Changes in Net Assets was as follows:

	2012	2011
Distributions paid from: Ordinary Income	$514,745,617	$462,109,616

mainstayinvestments.com	39

Notes to Financial Statements (continued)

Note 5–Restricted Securities

As of October 31, 2012, the Fund held the following restricted securities:

Security	Date(s) of Acquisition	Principal Amount/ Number of Warrants/ Shares	Cost		10/31/2012 Value	Percent of Net Assets
Adelphia Contingent Value Vehicle Common Stock	4/2/02-5/29/02	15,507,390	$5,770,382		$155,074	0.00	%‡
AES Eastern Energy, L.P. (Escrow Shares) Corporate Bond 9.00%, due 1/2/17	6/29/12	$9,320,076	1,584,866		1,584,413	0.02
At Home Corp. Convertible Bond 4.75%, due 12/31/49	5/29/01	$61,533,853	0	(a)	6,154	0.00	‡
ION Media Networks, Inc. Warrant, Unsecured Debt, Expires 12/18/16	3/12/10	1,126	3,435		11	0.00	‡
Warrant, Second Lien, Expires 12/18/39	12/20/10	1,141	—		12	0.00	‡
Lear Corp. (Escrow Shares) Corporate Bond 8.75%, due 12/1/16	11/18/09	$15,444,000	—		23,166	0.00	‡
Majestic Star Casino LLC Membership Units Common Stock	12/1/11	446,020	892,040		892,040	0.01
Somerset Cayuga Holding Co., Inc. (PIK) Corporate Bond 20.00%, due 6/15/17	6/29/12	$3,440,000	3,440,000		4,644,000	0.06
Unifi, Inc. Loan Assignments & Participations 8.75%, due 5/1/17	4/24/12	$10,580,000	10,483,647		10,897,400	0.13
Upstate NY Power Producers Common Stock	5/11/99-2/28/11	51,473	875,042		875,041	0.01
Total			$23,049,412		$19,077,311	0.23%

‡	Less than one-tenth of a percent.

(a)	Less than one dollar.

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under an amended credit agreement, the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain

MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 28, 2013, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 29, 2012, the aggregate commitment amount was $125,000,000 with an optional maximum amount of $175,000,000. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the year ended October 31, 2012.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2012, purchases and sales of securities, other than short-term securities, were $3,718,033 and $2,003,123, respectively.

40	MainStay High Yield Corporate Bond Fund

Note 9–Capital Share Transactions

Investor Class	Shares	Amount
Year ended October 31, 2012:
Shares sold	7,022,882	$42,082,705
Shares issued to shareholders in reinvestment of dividends	3,071,615	18,351,068
Shares redeemed	(6,538,943)	(39,082,873)

Net increase (decrease) in shares outstanding before conversion	3,555,554	21,350,900
Shares converted into Investor Class (See Note 1)	4,234,891	25,323,256
Shares converted from Investor Class (See Note 1)	(7,225,762)	(43,507,617)

Net increase (decrease)	564,683	$3,166,539

Year ended October 31, 2011:
Shares sold	5,111,719	$30,485,632
Shares issued to shareholders in reinvestment of dividends	2,960,375	17,570,516
Shares redeemed	(6,877,828)	(40,945,549)

Net increase (decrease) in shares outstanding before conversion	1,194,266	7,110,599
Shares converted into Investor Class (See Note 1)	4,655,768	27,587,309
Shares converted from Investor Class (See Note 1)	(4,621,430)	(27,538,348)

Net increase (decrease)	1,228,604	$7,159,560

Class A	Shares	Amount
Year ended October 31, 2012:
Shares sold	193,127,685	$1,146,792,748
Shares issued to shareholders in reinvestment of dividends	32,625,015	193,460,933
Shares redeemed	(142,057,127)	(841,837,904)

Net increase (decrease) in shares outstanding before conversion	83,695,573	498,415,777
Shares converted into Class A (See Note 1)	14,730,943	87,433,351
Shares converted from Class A (See Note 1)	(1,103,995)	(6,662,559)

Net increase (decrease)	97,322,521	$579,186,569

Year ended October 31, 2011:
Shares sold	129,893,290	$764,766,017
Shares issued to shareholders in reinvestment of dividends	29,996,636	176,638,500
Shares redeemed	(175,270,496)	(1,034,995,857)

Net increase (decrease) in shares outstanding before conversion	(15,380,570)	(93,591,340)
Shares converted into Class A (See Note 1)	16,072,503	94,830,428
Shares converted from Class A (See Note 1)	(1,567,690)	(9,101,467)

Net increase (decrease)	(875,757)	$(7,862,379)

Class B	Shares	Amount
Year ended October 31, 2012:
Shares sold	6,604,436	$38,989,318
Shares issued to shareholders in reinvestment of dividends	2,050,794	12,084,707
Shares redeemed	(7,427,186)	(43,862,277)

Net increase (decrease) in shares outstanding before conversion	1,228,044	7,211,748
Shares converted from Class B (See Note 1)	(10,662,616)	(62,586,431)

Net increase (decrease)	(9,434,572)	$(55,374,683)

Year ended October 31, 2011:
Shares sold	5,252,347	$30,812,825
Shares issued to shareholders in reinvestment of dividends	2,589,027	15,200,236
Shares redeemed	(10,805,068)	(63,567,155)

Net increase (decrease) in shares outstanding before conversion	(2,963,694)	(17,554,094)
Shares converted from Class B (See Note 1)	(14,601,911)	(85,777,922)

Net increase (decrease)	(17,565,605)	$(103,332,016)

Class C	Shares	Amount
Year ended October 31, 2012:
Shares sold	36,115,148	$213,680,344
Shares issued to shareholders in reinvestment of dividends	5,245,653	30,986,839
Shares redeemed	(18,460,357)	(109,192,900)

Net increase (decrease)	22,900,444	$135,474,283

Year ended October 31, 2011:
Shares sold	21,348,773	$125,338,607
Shares issued to shareholders in reinvestment of dividends	4,508,987	26,458,081
Shares redeemed	(31,684,597)	(186,273,101)

Net increase (decrease)	(5,826,837)	$(34,476,413)

Class I	Shares	Amount
Year ended October 31, 2012:
Shares sold	297,440,593	$1,764,443,264
Shares issued to shareholders in reinvestment of dividends	23,496,250	139,728,874
Shares redeemed	(134,590,051)	(800,213,225)

Net increase (decrease)	186,346,792	$1,103,958,913

Year ended October 31, 2011:
Shares sold	179,083,112	$1,058,162,353
Shares issued to shareholders in reinvestment of dividends	16,764,265	98,762,713
Shares redeemed	(184,918,979)	(1,082,826,471)

Net increase (decrease)	10,928,398	$74,098,595

Class R1 (a)	Shares	Amount
Year ended October 31, 2012:
Shares sold	4,223	$25,000
Shares issued to shareholders in reinvestment of dividends	101	612

Net increase (decrease)	4,324	$25,612

mainstayinvestments.com	41

Notes to Financial Statements (continued)

Class R2	Shares	Amount
Year ended October 31, 2012:
Shares sold	1,402,056	$8,354,025
Shares issued to shareholders in reinvestment of dividends	117,875	699,434
Shares redeemed	(871,521)	(5,161,907)

Net increase (decrease)	648,410	$3,891,552

Year ended October 31, 2011:
Shares sold	883,838	$5,228,640
Shares issued to shareholders in reinvestment of dividends	113,297	668,037
Shares redeemed	(836,240)	(4,929,131)

Net increase (decrease)	160,895	$967,546

(a)	Class R1 shares were first offered on June 29, 2012.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2012, events and transactions subsequent to October 31, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

42	MainStay High Yield Corporate Bond Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay High Yield Corporate Bond Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay High Yield Corporate Bond Fund of The MainStay Funds as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2012

mainstayinvestments.com	43

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2012, the Fund designated approximately $2,447,699 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2012, should be multiplied by 0.49% to arrive at the corporate dividends received deduction.

In February 2013, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2012. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2012.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

44	MainStay High Yield Corporate Bond Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Trust, Eclipse Funds Inc., MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay Defined Term Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Board Member*	John Y. Kim 9/24/60	Indefinite; Eclipse Trust: Trustee since 2008; Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011 Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011	Member of the Board of Managers, President and Chief Executive Officer (since 2008), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board, MacKay Shields LLC since 2008; Chairman of the Board, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC and McMorgan & Company LLC; Chairman of the Board, NYLIFE Distributors LLC and Chairman of the Board, NYLCAP Manager LLC (since 2008) President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	75	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com	45

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51

Indefinite;
Eclipse Trust: Chairman since 2005, and Trustee since 2000;
Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (12 funds);
MainStay Funds Trust: Chairman and Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Chairman and Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Chairman and Trustee since 2011

Private Advisors Alternative Strategies Fund: Chairman and Trustee since 2011

MainStay DefinedTerm Municipal Opportunities Fund: Chairman and Trustee since 2011.

			President, Strategic Management Advisors LLC (since 1990)	75	Trustee, Legg Mason Partners Funds, since 1992 (51 portfolios)

46	MainStay High Yield Corporate Bond Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Alan R. Latshaw 3/27/51

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;
Eclipse Funds Inc.:
Director and Audit Committee Financial Expert since 2007 (1 fund);
The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (12 funds);
MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (31 funds); and
MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	75	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

mainstayinvestments.com	47

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002; Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	75	None
	Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	75	None

48	MainStay High Yield Corporate Bond Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Richard S. Trutanic 2/13/52	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	75	None

mainstayinvestments.com	49

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;

Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund);

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2009 (31 funds); and

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Visiting Professor, University of California—San Diego (since October 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stem School of Business, New York University (2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	75	None

50	MainStay High Yield Corporate Bond Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	John A. Weisser 10/22/41	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	75	Trustee, Direxion Funds since 2007 (21 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (47 portfolios)

mainstayinvestments.com	51

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

	Name and Date of Birth	Positions(s) Held with the Funds and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds (2006 to 2008); Assistant Secretary, Eclipse Trust, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)
	Stephen P. Fisher 2/22/59	President, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company FSB (since 2006); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

52	MainStay High Yield Corporate Bond Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

MainStay 130/30 Core Fund

International/Global Equity

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay 130/30 International Fund

Income

Taxable Bond

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Term Bond Fund

MainStay Money Market Fund

Municipal Bond

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Madison Square Investors LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2013 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

MYLIM-28476 MS265-12	MSHY11-12/12 NL008

MainStay Money Market Fund

Message from the President and Annual Report

October 31, 2012

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Message from the President

Most major equity markets delivered positive results for the 12 months ended October 31, 2012. In the United States, stocks provided solid double-digit returns. With a few notable exceptions, international stock markets generally ended the reporting period in positive territory.

The stock market’s advance, however, was far from uniform. After rising to an early peak at the end of March 2012, domes-

tic and international stocks lost ground until the beginning of June. After that, stocks generally rose, reaching their high point for the reporting period in mid-September. Although stocks remained relatively buoyant through mid-October, they drifted lower as the reporting period came to a close.

A variety of forces converged to help fuel these market movements. Investors kept a close eye on developments in the European sovereign debt crisis. The European Central Bank’s Long Term Refinancing Operations helped stabilize European credit markets and provide needed liquidity. Although private holders of Greek sovereign debt had to accept a reduction in their recovery value, the anticipated voluntary exchange provided a positive spark to the markets. Rising unemployment and new austerity measures may impede economic growth as the European Union seeks to strike a delicate balance between fiscal and monetary policies.

In the United States, the Federal Reserve announced an open-ended agency mortgage-backed security purchase program, which helped calm market concerns. The Federal Reserve also continued its maturity extension program (referred to by some as “operation twist”), which seeks to put downward pressure on longer-term interest rates. At the short end of the yield curve, the Federal Reserve maintained the federal funds rate in a near-zero range. In September 2012, the Federal Open Market Committee anticipated that “exceptionally low levels for the federal funds rate” were “likely to be warranted at least through mid-2015.”

With markets stabilizing and short-term interest rates at very low levels, yield-hungry investors had incentives to lengthen maturities and accept higher risk. Domestic high-yield bonds provided double-digit returns for the reporting period, municipal bonds and convertible securities provided high single-digit returns, and domestic corporate bonds provided positive overall returns.

While most investors are pleased when markets rise, MainStay portfolio managers know that long-term results depend on more than short-term market movements. They also depend on the consistent application of well-defined investment strategies and risk-management techniques over longer periods. Our long-term perspective gives our portfolio managers the ability to look past the daily ups and downs of the market as they pursue the specific investment objectives of their individual Funds.

At MainStay, we believe that a long-term perspective can help investors as well. Instead of trying to capitalize on short-term market movements, you may prefer to focus on the long-term potential that can come from getting invested, staying invested and adding to your investments over time. Of course, past performance is no guarantee of future results.

The following pages contain more specific information on the securities, market events and investment decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2012. We invite you to read the information carefully and use it as part of your ongoing portfolio evaluation and investment review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Average Annual Total Returns for the Year Ended October 31, 2012

Class	Sales Charge	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3,4]	No Sales Charge	0.01%	0.54%	1.48%	0.91%
Class A Shares[3]	No Sales Charge	0.01	0.57	1.49	0.71
Class B Shares[3]	No Sales Charge	0.01	0.54	1.48	0.91
Class C Shares[3]	No Sales Charge	0.01	0.54	1.48	0.91

7-Day Current Yield: 0.01%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	As of October 31, 2012, MainStay Money Market Fund had an effective 7-day yield of 0.01%, for Investor Class, Class A, B and C shares. The 7-day current yield was 0.01%, for Investor Class, Class A, B and C shares. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield would have been –0.64%, –0.33%, –0.64%, and –0.64%, for Investor Class, Class A, B and C shares, respectively, and the 7-day current yield would have been –0.64%, –0.33%, –0.64%, –0.64%, for Investor Class, Class A, B and C shares, respectively. The current yield reflects the Fund’s earnings better than does the Fund’s total return.
4.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A Shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been different.

The footnote on the next page is an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Ten Years
Average Lipper Money Market Fund[5]	0.02%	0.61%	1.45%

5.	The average Lipper money market fund is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Thomson Reuters, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Money Market Fund

Cost in Dollars of a $1,000 Investment in MainStay Money Market Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2012, to October 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/12	Ending Account Value (Based on Actual Returns and Expenses) 10/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,000.10	$1.01	$1,024.10	$1.02

Class A Shares	$1,000.00	$1,000.10	$0.96	$1,024.20	$0.97

Class B Shares	$1,000.00	$1,000.10	$1.01	$1,024.10	$1.02

Class C Shares	$1,000.00	$1,000.10	$1.01	$1,024.10	$1.02

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.20% for Investor Class, 0.19% for Class A and 0.20% for Class B and Class C) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of October 31, 2012 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

8	MainStay Money Market Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers David E. Clement, CFA, and Thomas J. Girard of New York Life Investments,1 the Fund’s Manager.

How did MainStay Money Market Fund perform relative to its peers during the 12 months ended October 31, 2012?

As of October 31, 2012, MainStay Money Market Fund provided a 7-day current yield of 0.01% for Investor Class, Class A, Class B and Class C shares. As of the same date, the Fund provided a 7-day effective yield of 0.01% for all share classes. For the 12 months ended October 31, 2012, all share classes returned 0.01%. All share classes underperformed the 0.02% return of the average Lipper2 money market fund for the 12 months ended October 31, 2012.

What factors affected the Fund’s performance during the reporting period?

During the reporting period, the Fund’s floating-rate corporate bonds continued to perform well relative to commercial paper. Short-maturity asset-backed securities added to the yield of the Fund but tightened significantly during the reporting period.

Treasury bills and agency discount notes became less expensive relative to commercial paper and helped provide needed liquidity. Higher-yielding repurchase agreements strengthened the Fund’s return.

What was the Fund’s duration3 strategy during the reporting period?

During the reporting period, we kept the Fund’s average weighted duration target around 50 days. This target was on the long side, because a money market fund’s average weighted duration cannot exceed 60 days. This strategy allowed the Fund to benefit from securities with longer maturities and higher yields, such as Treasury coupon securities and asset-backed securities. (Asset-backed securities must be recorded as though they will mature on their legal maturity date even though their average lives are typically much shorter.)

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The continued low short-term interest-rate environment kept our strategy weighted toward a longer average weighted duration throughout the reporting period. A weak economic recovery gave us the confidence to continue to emphasize these longer-dated and higher-yielding securities. In addition, higher repurchase agreement rates increased the attractiveness of these investments. Since we use repurchase agreements to help manage the Fund’s liquidity position, higher rates helped to solidify the Fund’s yield.

During the reporting period, which market segments were the strongest contributors to the Fund’s performance and which market segments were particularly weak?

The strongest contributors to the Fund’s performance included repurchase agreements, agency discount notes, floating rate securities and asset-backed securities. The weakest contributors to the Fund’s performance were its commercial paper holdings, primarily because we continued to limit the majority of our commercial paper investments to industrial issuers.

Did the Fund make any significant purchases or sales during the reporting period?

Significant purchases included a Target Corp. floating-rate note due 1/11/13, a BP Capital Markets floating-rate note due 2/8/13, a Toronto-Dominion Bank floating-rate note due 10/21/13 and a Volvo Financial Equipment asset-backed security due 3/15/13.

Since the Fund typically holds securities until they mature, there were no significant sales during the reporting period.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, we increased the Fund’s weightings in repurchase agreements and U.S. government agencies. Over the same period, we decreased the Fund’s weightings in commercial paper and Treasury coupon securities.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of days and is considered a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	9

Portfolio of Investments October 31, 2012

	Principal Amount	Amortized Cost

Short-Term Investments 100.3%†
Certificate of Deposit 1.0%
Toronto-Dominion Bank (The) 0.443%, due 2/4/13 (a)	$4,265,000	$4,265,000

		4,265,000

Financial Company Commercial Paper 17.7%
Bank of Nova Scotia
0.125%, due 11/5/12 (b)	4,165,000	4,164,942
0.125%, due 11/9/12 (b)	3,790,000	3,789,895
0.205%, due 1/16/13 (b)	4,000,000	3,998,269
Caterpillar Financial Services Corp. 0.17%, due 1/17/13 (b)	3,815,000	3,813,613
John Deere Bank SA 0.15%, due 11/28/12 (b)(c)	3,835,000	3,834,568
JPMorgan Chase & Co.
0.265%, due 11/1/12 (b)	4,775,000	4,775,000
0.334%, due 3/13/13 (b)	3,765,000	3,765,000
National Rural Utilities Cooperative Finance Corp.
0.13%, due 11/2/12 (b)	3,835,000	3,834,986
0.13%, due 11/27/12 (b)	3,795,000	3,794,644
0.14%, due 11/20/12 (b)	4,000,000	3,999,704
PACCAR Financial Corp.
0.11%, due 11/5/12 (b)	4,200,000	4,199,949
0.12%, due 11/15/12 (b)	3,845,000	3,844,821
0.12%, due 11/26/12 (b)	3,815,000	3,814,682
Private Export Funding Corp. 0.17%, due 1/22/13 (b)(c)	3,815,000	3,813,523
Toronto-Dominion Holdings U.S.A., Inc. 0.321%, due 10/21/13 (a)(b)(c)	3,835,000	3,835,000
U.S. Bank NA
0.15%, due 11/13/12 (b)	3,835,000	3,835,000
0.15%, due 11/16/12 (b)	3,795,000	3,795,000
Wells Fargo & Co. 0.15%, due 12/11/12 (b)	3,765,000	3,764,372
Westpac Banking Corp. 0.62%, due 5/3/13 (b)(c)	5,545,000	5,545,000

		76,217,968

Government Agency Debt 13.7%
Federal Farm Credit Bank 0.12%, due 11/14/12 (b)	4,000,000	3,999,826
Federal Home Loan Bank
0.09%, due 11/6/12 (b)	2,000,000	1,999,975
0.12%, due 11/14/12 (b)	4,000,000	3,999,827
0.13%, due 11/7/12 (b)	3,000,000	2,999,935
0.13%, due 11/21/12 (b)	7,739,000	7,738,441
0.14%, due 11/28/12 (b)	8,000,000	7,999,160

	Principal Amount	Amortized Cost

Government Agency Debt (contiued)
Federal Home Loan Mortgage Corp.
0.13%, due 11/19/12 (b)	$2,000,000	$1,999,870
0.13%, due 11/26/12 (b)	7,691,000	7,690,306
0.135%, due 11/6/12 (b)	4,000,000	3,999,925
Federal National Mortgage Association
0.12%, due 11/19/12 (b)	2,670,000	2,669,840
0.13%, due 11/7/12 (b)	10,000,000	9,999,783
0.135%, due 11/28/12 (b)	4,000,000	3,999,595

		59,096,483

Other Commercial Paper 33.1%
Archer-Daniels-Midland Co.
0.15%, due 11/6/12 (b)(c)	2,865,000	2,864,940
0.16%, due 11/1/12 (b)(c)	3,175,000	3,175,000
0.16%, due 11/16/12 (b)(c)	4,000,000	3,999,733
Baker Hughes, Inc.
0.14%, due 11/19/12 (b)(c)	4,595,000	4,594,678
0.15%, due 11/1/12 (b)(c)	2,285,000	2,285,000
0.20%, due 11/14/12 (b)(c)	3,635,000	3,634,737
BP Capital Markets PLC 0.67%, due 2/8/13 (b)(c)	3,920,000	3,920,000
Chevron Corp.
0.11%, due 11/26/12 (b)(c)	3,790,000	3,789,711
0.122%, due 11/26/12 (b)(c)	3,815,000	3,814,682
Coca-Cola Co. (The) 0.15%, due 12/27/12 (b)(c)	3,830,000	3,829,106
E.I. du Pont de Nemours & Co.
0.11%, due 11/7/12 (b)(c)	3,815,000	3,814,930
0.13%, due 11/9/12 (b)(c)	2,655,000	2,654,923
0.16%, due 12/4/12 (b)(c)	5,040,000	5,039,261
Emerson Electric Co. 0.14%, due 12/17/12 (b)(c)	3,815,000	3,814,318
Florida Power & Light Co. 0.24%, due 11/13/12 (b)	5,850,000	5,849,532
Henkel of America, Inc. 0.15%, due 11/2/12 (b)(c)	3,860,000	3,859,984
Honeywell International, Inc. 0.15%, due 12/20/12 (b)(c)	3,830,000	3,829,218
Kimberly-Clark Worldwide, Inc.
0.11%, due 11/14/12 (b)(c)	4,575,000	4,574,818
0.13%, due 11/27/12 (b)(c)	3,775,000	3,774,646
0.14%, due 11/19/12 (b)(c)	3,850,000	3,849,731
McDonald’s Corp. 0.15%, due 11/15/12 (b)(c)	1,815,000	1,814,894
Parker Hannifin Corp.
0.15%, due 11/6/12 (b)(c)	3,200,000	3,199,933
0.16%, due 12/12/12 (b)(c)	3,835,000	3,834,301

†	Percentages indicated are based on Fund net assets.

10	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Amortized Cost

Short-Term Investments (continued)
Other Commercial Paper (continued)
Praxair, Inc. 0.11%, due 11/8/12 (b)	$4,355,000	$4,354,907
Sanofi
0.15%, due 11/6/12 (b)(c)	4,630,000	4,629,904
0.15%, due 11/7/12 (b)(c)	3,835,000	3,834,904
0.15%, due 11/8/12 (b)(c)	3,835,000	3,834,888
Siemens Capital Co., LLC 0.15%, due 11/2/12 (b)(c)	3,835,000	3,834,984
Southern Co. 0.27%, due 11/20/12 (b)(c)	3,795,000	3,794,459
Southern Co. (The)
0.27%, due 12/11/12 (b)(c)	3,775,000	3,773,868
0.30%, due 12/10/12 (b)(c)	3,280,000	3,278,934
Toyota Motor Credit Corp. 0.12%, due 11/29/12 (b)	3,815,000	3,814,644
Unilever Capital Corp. 0.12%, due 11/2/12 (b)(c)	4,620,000	4,619,985
United Technologies Corp.
0.13%, due 11/27/12 (b)(c)	3,815,000	3,814,642
0.15%, due 11/1/12 (b)(c)	3,760,000	3,760,000
Wal-Mart Stores, Inc.
0.12%, due 11/5/12 (b)(c)	3,815,000	3,814,949
0.12%, due 11/9/12 (b)(c)	3,815,000	3,814,898
Washington Gas Light Co. 0.20%, due 11/2/12 (b)	1,920,000	1,919,989

		142,714,031

Other Notes 7.5%
CNH Equipment Trust
Series 2012-B, Class A1 0.383%, due 7/12/13	1,355,788	1,355,788
Series 2012-A, Class A1 0.425%, due 4/12/13	755,220	755,220
Enterprise Fleet Financing LLC
Series 2012-2, Class A1 0.325%, due 9/20/13 (c)	3,230,626	3,230,626
Series 2012-1, Class A1 0.46%, due 5/20/13 (c)	1,093,639	1,093,639
GE Equipment Transportation LLC Series 2012-1, Class A1 0.389%, due 3/22/13	152,104	152,104
Great America Leasing Receivables Series 2012-1, Class A1 0.512%, due 4/15/13 (c)	413,666	413,666
Holmes Master Issuer PLC Series 2012-1A, Class A1 0.414%, due 1/15/13 (a)(c)	4,525,000	4,525,000
Honda Auto Receivables Owner Trust Series 2012-1, Class A1 0.413%, due 3/15/13	172,748	172,748

	Principal Amount	Amortized Cost

Other Notes (continued)
Huntington Auto Trust Series 2012-1, Class A1 0.342%, due 3/15/13	$112,416	$112,416
Hyundai Auto Lease Securitization Trust Series 2012-A, Class A1 0.384%, due 6/17/13 (c)	557,852	557,852
John Deere Owner Trust
Series 2012-B, Class A1 0.267%, due 9/16/13	1,767,162	1,767,162
Series 2012-A, Class A1 0.379%, due 3/15/13	128,228	128,228
Mercedes-Benz Auto Lease Trust Series 2012-A, Class A1 0.344%, due 4/15/13	8,641	8,641
MetLife Institutional Funding II
0.481%, due 9/12/13 (a)(c)	3,765,000	3,765,000
0.605%, due 4/3/13 (a)(c)	2,000,000	2,000,000
MMAF Equipment Finance LLC Series 2012-AA, Class A1 0.346%, due 7/10/13 (c)	849,968	849,968
Navistar Financial Corp. Owner Trust Series 2012-A, Class A1 0.432%, due 7/18/13 (c)	1,546,605	1,546,605
Nissan Auto Lease Trust Series 2012-A, Class A1 0.344%, due 3/15/13	22,943	22,943
Northern Trust Corp. 5.50%, due 8/15/13	1,185,000	1,232,785
SMART Trust Series 2012-2USA, Class A1 0.424%, due 6/14/13 (c)	1,167,647	1,167,647
Target Corp. 0.377%, due 1/11/13 (a)	4,000,000	4,000,000
USAA Auto Owner Trust Series 2012-1, Class A1 0.23%, due 9/16/13	2,505,270	2,505,270
Volvo Financial Equipment LLC Series 2012-1A, Class A1 0.353%, due 3/15/13 (c)	254,924	254,924
World Omni Automobile Lease Securitization Trust Series 2012-A, Class A1 0.328%, due 6/17/13	667,361	667,361

		32,285,593

Treasury Debt 15.2%
United States Treasury Bills
0.061%, due 11/15/12 (b)	5,815,000	5,814,855
0.108%, due 11/29/12 (b)	7,550,000	7,549,354
0.11%, due 11/8/12 (b)	6,075,000	6,074,860

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments October 31, 2012 (continued)

	Principal Amount	Amortized Cost

Short-Term Investments (continued)
Treasury Debt (continued)
United States Treasury Notes
0.125%, due 8/31/13	$3,630,000	$3,627,071
0.125%, due 9/30/13	3,795,000	3,792,104
0.25%, due 10/31/13	3,835,000	3,836,299
0.375%, due 6/30/13	3,800,000	3,803,797
0.375%, due 7/31/13	3,590,000	3,594,873
0.50%, due 5/31/13	3,600,000	3,606,057
0.625%, due 12/31/12	7,000,000	7,005,346
0.625%, due 1/31/13	5,500,000	5,506,326
0.625%, due 2/28/13	6,000,000	6,009,170
0.625%, due 4/30/13	3,570,000	3,577,443
0.75%, due 3/31/13	2,000,000	2,004,542

		65,802,097

Treasury Repurchase Agreements 12.1%
Bank of America N.A. 0.25%, dated 10/31/12 due 11/1/12 Proceeds at Maturity $19,262,134 (Collateralized by a United States Treasury Bill, with a rate of 0.00% and a maturity date of 1/10/13, with a Principal Amount of $19,650,800 and a Market Value of $19,647,263)	19,262,000	19,262,000

	Principal Amount	Amortized Cost

Treasury Repurchase Agreements (continued)
Deutsche Bank Securities, Inc. 0.28%, dated 10/31/12 due 11/1/12 Proceeds at Maturity $33,000,257 (Collateralized by a United States Treasury Note, with a rate of 0.75% and a maturity date of 10/31/17, with a Principal Amount of $33,644,300 and a Market Value of $33,660,079)	$33,000,000	$33,000,000

		52,262,000

Total Short-Term Investments (Amortized Cost $432,643,172) (d)	100.3%	432,643,172
Other Assets, Less Liabilities	(0.3)	(1,200,198)
Net Assets	100.0%	$431,442,974

(a)	Floating rate—Rate shown is the rate in effect as of October 31, 2012.

(b)	Interest rate presented is yield to maturity.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(d)	The amortized cost also represents the aggregate cost for federal income tax purposes.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Short-Term Investments
Certificate of Deposit	$—	$4,265,000	$—	$4,265,000
Financial Company Commercial Paper	—	76,217,968	—	76,217,968
Government Agency Debt	—	59,096,483	—	59,096,483
Other Commercial Paper	—	142,714,031	—	142,714,031
Other Notes	—	32,285,593	—	32,285,593
Treasury Debt	—	65,802,097	—	65,802,097
Treasury Repurchase Agreements	—	52,262,000	—	52,262,000

Total Investments in Securities	$—	$432,643,172	$—	$432,643,172

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay Money Market Fund investments by industry.

Industry Diversification (Unaudited)

	Amortized Cost	Percent †
Aerospace & Defense	$7,574,642	1.8%
Agriculture	10,039,673	2.3
Auto Manufacturers	3,814,644	0.9
Automobile ABS	11,085,748	2.6
Banks	46,765,263	10.8
Beverages	3,829,106	0.9
Chemicals	19,724,005	4.6
Cosmetics & Personal Care	12,199,195	2.8
Diversified Financial Services	34,950,490	8.1
Electric	16,696,793	3.9
Electrical Components & Equipment	3,814,318	0.9
Electronics	3,829,218	0.9
Food	4,619,985	1.1
Gas	1,919,989	0.4
Insurance	5,765,000	1.3
Miscellaneous—Manufacturing	10,869,218	2.5
Oil & Gas	11,524,393	2.7
Oil & Gas Services	10,514,415	2.4
Other ABS	5,677,060	1.3
Pharmaceuticals	12,299,696	2.9
Repurchase Agreements	52,262,000	12.1
Retail	13,444,741	3.1
Sovereign	124,898,580	29.0
WL Collateral Support CMO	4,525,000	1.0

	432,643,172	100.3
Other Assets, Less Liabilities	(1,200,198)	(0.3)

Net Assets	$431,442,974	100.0%

†	Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statement of Assets and Liabilities as of October 31, 2012

Assets
Investment in securities, at value (amortized cost $380,381,172)	$380,381,172
Repurchase agreements, at value (identified cost $52,262,000)	52,262,000
Receivables:
Fund shares sold	1,574,961
Interest	91,502
Manager (See Note 3)	4,411
Other assets	34,130

Total assets	434,348,176

Liabilities
Due to custodian	290,454
Payables:
Fund shares redeemed	2,293,872
Transfer agent (See Note 3)	268,972
Shareholder communication	28,231
Professional fees	14,601
Custodian	3,332
Trustees	1,332
Accrued expenses	4,212
Dividend payable	196

Total liabilities	2,905,202

Net assets	$431,442,974

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$4,314,897
Additional paid-in capital	427,125,976

431,440,873
Undistributed net investment income	387
Accumulated net realized gain (loss) on investments	1,714

Net assets	$431,442,974

Investor Class
Net assets applicable to outstanding shares	$59,129,224

Shares of beneficial interest outstanding	59,138,647

Net asset value and offering price per share outstanding	$1.00

Class A
Net assets applicable to outstanding shares	$259,119,368

Shares of beneficial interest outstanding	259,147,249

Net asset value and offering price per share outstanding	$1.00

Class B
Net assets applicable to outstanding shares	$84,982,252

Shares of beneficial interest outstanding	84,989,360

Net asset value and offering price per share outstanding	$1.00

Class C
Net assets applicable to outstanding shares	$28,212,130

Shares of beneficial interest outstanding	28,214,479

Net asset value and offering price per share outstanding	$1.00

14	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2012

Investment Income (Loss)
Income
Interest	$848,043

Expenses
Manager (See Note 3)	2,189,535
Transfer agent (See Note 3)	1,164,872
Registration	131,862
Professional fees	60,325
Shareholder communication	56,366
Custodian	21,493
Trustees	12,244
Miscellaneous	16,167

Total expenses before waiver/reimbursement	3,652,864
Expense waiver/reimbursement from Manager (See Note 3)	(2,844,602)

Net expenses	808,262

Net investment income (loss)	39,781

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	1,714

Net increase (decrease) in net assets resulting from operations	$41,495

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statement of Changes in Net Assets

for the years ended October 31, 2012 and October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$39,781	$58,916
Net realized gain (loss) on investments	1,714	313

Net increase (decrease) in net assets resulting from operations	41,495	59,229

Dividends to shareholders:
From net investment income:
Investor Class	(2,729)	(6,784)
Class A	(28,256)	(36,835)
Class B	(6,389)	(12,070)
Class C	(2,410)	(3,227)

Total dividends to shareholders	(39,784)	(58,916)

Capital share transactions:
Net proceeds from sale of shares	485,458,380	592,279,017
Net asset value of shares issued to shareholders in reinvestment of dividends	39,626	54,492
Cost of shares redeemed	(627,822,156)	(530,560,321)

Increase (decrease) in net assets derived from capital share transactions	(142,324,150)	61,773,188

Net increase (decrease) in net assets	(142,322,439)	61,773,501

Net Assets
Beginning of year	573,765,413	511,991,912

End of year	$431,442,974	$573,765,413

Undistributed net investment income at end of year	$387	$—

16	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
	Year ended October 31,								February 28, 2008** through October 31,
	2012		2011		2010		2009		2008
Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.01
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.01

Less dividends and distributions:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.01)
Return of capital	—		—		(0.00	)‡	—		—

Total dividends and distributions	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.01)

Net asset value at end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return	0.01%		0.01%		0.02%		0.12%		1.24	%(a)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.00	%‡	0.01%		0.01%		0.13%		1.67	%††
Net expenses	0.18%		0.18%		0.25%		0.50%		0.80	%††
Expenses (before waiver/reimbursement)	0.91%		0.91%		0.94%		0.95%		0.88	%††
Net assets at end of period (in 000’s)	$59,129		$63,169		$64,360		$67,220		$72,721

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is not annualized.

	Class A
	Year ended October 31,
	2012		2011		2010		2009		2008
Net asset value at beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.03
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00 ‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.03

Less dividends and distributions:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.03)
Return of capital	—		—		(0.00	)‡	—		—

Total dividends and distributions	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.03)

Net asset value at end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return	0.01%		0.01%		0.02%		0.16%		2.65%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%		0.01%		0.01%		0.18%		2.65%
Net expenses	0.17%		0.17%		0.25%		0.47%		0.68%
Expenses (before waiver/reimbursement)	0.69%		0.71%		0.72%		0.73%		0.71%
Net assets at end of year (in 000’s)	$259,119		$373,790		$301,795		$279,766		$372,956

‡	Less than one cent per share.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Class B
	Year ended October 31,
	2012		2011		2010		2009		2008
Net asset value at beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.03
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00 ‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.03

Less dividends:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.03)
Return of capital	—		—		(0.00	)‡	—		—

Total dividends	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.03)

Net asset value at end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return	0.01%		0.01%		0.02%		0.12%		2.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%		0.01%		0.01%		0.14%		2.54%
Net expenses	0.18%		0.18%		0.25%		0.51%		0.76%
Expenses (before waiver/reimbursement)	0.91%		0.91%		0.94%		0.95%		0.84%
Net assets at end of year (in 000’s)	$84,982		$102,908		$118,529		$144,464		$187,237

‡	Less than one cent per share.

	Class C
	Year ended October 31,
	2012		2011		2010		2009		2008
Net asset value at beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.03
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00 ‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.03

Less dividends and distributions:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.03)
Return of capital	—		—		(0.00	)‡	—		—

Total dividends and distributions	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.03)

Net asset value at end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return	0.01%		0.01%		0.02%		0.12%		2.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%		0.01%		0.01%		0.15%		2.51%
Net expenses	0.18%		0.18%		0.25%		0.52%		0.76%
Expenses (before waiver/reimbursement)	0.91%		0.91%		0.94%		0.95%		0.83%
Net assets at end of year (in 000’s)	$28,212		$33,898		$27,307		$33,194		$56,458

‡	Less than one cent per share.

18	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) were organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Money Market Fund (the “Fund”), a diversified fund.

The Fund currently offers four classes of shares at net asset value (“NAV”) without the imposition of a front-end sales charge or a contingent deferred sales charge (“CDSC”). Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions.

The Fund’s investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Valuation of Fund Shares.  The Fund seeks to maintain a NAV of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do as such. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(B)  Securities Valuation.  Securities are valued at their amortized cost per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee will meet (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee shall meet at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”). These procedures shall be reviewed by the Board no less frequently than annually. Any revisions to these procedures deemed necessary shall be reported to the Board at its next regularly scheduled meeting.

Securities are valued using unadjusted market prices, when available, as supplied primarily by third party pricing services or dealers. To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The aggregate value by input level, as of October 31, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

mainstayinvestments.com	19

Notes to Financial Statements (continued)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids / Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. For the year ended October 31, 2012, there have been no changes to the fair value methodologies.

(C)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund declares dividends of net investment income, if any, at least daily and pays them at least monthly and declares and pays distributions of net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Concentration of Risk.  The Fund’s investments may include securities such as variable rate master demand notes, floating-rate notes and mortgage-related and asset-backed securities. If expectations about changes in interest rates, or assessments of an issuer’s credit worthiness or market conditions are incorrect, these types of investments could lose money.

The Fund may also invest in U.S. dollar denominated securities of foreign issuers, which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political or economic developments and possible imposition of foreign governmental laws or restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

20	MainStay Money Market Fund

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. New York Life Investments is responsible for the day-to-day portfolio management of the Fund.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $500 million; 0.40% from $500 million to $1 billion; and 0.35% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% on from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate (exclusive of any applicable waivers/reimbursement) was 0.47% for the year ended October 31, 2012 inclusive of a fee for fund accounting services of 0.02% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Investor Class, 0.80%; Class A, 0.70%; Class B, 0.80%; and Class C, 0.80%. This agreement will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

New York Life Investments may limit expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund, or a particular class of the Fund, during periods when expenses have a significant impact on the yield of the Fund, or a particular class of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund’s prospectus.

For the year ended October 31, 2012, New York Life Investments earned fees from the Fund in the amount of $2,189,535 and waived its fees and/or reimbursed expenses in the amount of $2,844,602.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Contingent Deferred Sales Charge.  Although the Fund does not assess a CDSC upon redemption of Class B or Class C shares of the Fund, the applicable CDSC will be assessed when shares were redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another Fund in the Trust. The Fund was advised that NYLIFE Distributors LLC (the “Distributor”), an indirect wholly owned subsidiary of New York Life, received from shareholders the proceeds from CDSCs of Investor Class, Class A, Class B and Class C of $195, $27,547, $134,941 and $19,293, respectively for the year ended October 31, 2012.

(C)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2012, were as follows:

Investor Class	$226,079
Class A	472,079
Class B	353,605
Class C	113,109

(D)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

mainstayinvestments.com	21

Notes to Financial Statements (continued)

(E)  Capital.  As of October 31, 2012, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$456	$0.0	%‡

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

As of October 31, 2012, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$2,297	$—	$(196)	$—	$2,101

The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2012 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$390	$(313)	$(77)

The reclassifications for the Fund are primarily due to non-deductible expenses and dividend redesignations.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 shown in the Statements of Changes in Net Assets was as follows:

	2012	2011
Distributions paid from: Ordinary Income	$39,784	$58,916

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Capital Share Transactions

Investor Class (at $1 per share)	Shares
Year ended October 31, 2012:
Shares sold	47,190,238
Shares issued to shareholders in reinvestment of dividends	3,611
Shares redeemed	(47,219,449)

Net increase (decrease) in shares outstanding before conversion	(25,600)
Shares converted into Investor Class (See Note 1)	5,001,213
Shares converted from Investor Class (See Note 1)	(9,015,937)

Net increase (decrease)	(4,040,324)

Year ended October 31, 2011:
Shares sold	55,640,962
Shares issued to shareholders in reinvestment of dividends	5,556
Shares redeemed	(48,995,174)

Net increase (decrease) in shares outstanding before conversion	6,651,344
Shares converted into Investor Class (See Note 1)	5,265,892
Shares converted from Investor Class (See Note 1)	(13,105,669)

Net increase (decrease)	(1,188,433)

Class A (at $1 per share)	Shares
Year ended October 31, 2012:
Shares sold	384,368,212
Shares issued to shareholders in reinvestment of dividends	26,705
Shares redeemed	(503,689,928)

Net increase (decrease) in shares outstanding before conversion	(119,295,011)
Shares converted into Class A (See Note 1)	9,324,253
Shares converted from Class A (See Note 1)	(4,701,096)

Net increase (decrease)	(114,671,854)

Year ended October 31, 2011:
Shares sold	448,411,673
Shares issued to shareholders in reinvestment of dividends	35,048
Shares redeemed	(385,368,151)

Net increase (decrease) in shares outstanding before conversion	63,078,570
Shares converted into Class A (See Note 1)	13,866,381
Shares converted from Class A (See Note 1)	(4,955,930)

Net increase (decrease)	71,989,021

22	MainStay Money Market Fund

Class B (at $1 per share)	Shares
Year ended October 31, 2012:
Shares sold	22,048,636
Shares issued to shareholders in reinvestment of dividends	6,966
Shares redeemed	(39,373,145)

Net increase (decrease) in shares outstanding before conversion	(17,317,543)
Shares converted from Class B (See Note 1)	(608,433)

Net increase (decrease)	(17,925,976)

Year ended October 31, 2011:
Shares sold	36,254,235
Shares issued to shareholders in reinvestment of dividends	10,848
Shares redeemed	(50,814,001)

Net increase (decrease) in shares outstanding before conversion	(14,548,918)
Shares converted from Class B (See Note 1)	(1,070,674)

Net increase (decrease)	(15,619,592)

Class C (at $1 per share)	Shares
Year ended October 31, 2012:
Shares sold	31,851,294
Shares issued to shareholders in reinvestment of dividends	2,345
Shares redeemed	(37,539,635)

Net increase (decrease)	(5,685,996)

Year ended October 31, 2011:
Shares sold	51,972,218
Shares issued to shareholders in reinvestment of dividends	2,888
Shares redeemed	(45,382,993)

Net increase (decrease)	6,592,113

Note 7–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2012, events and transactions subsequent to October 31, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	23

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Money Market Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Money Market Fund of The MainStay Funds as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2012

24	MainStay Money Market Fund

Federal Income Tax Information

(Unaudited)

In February 2013, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2012. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q and every month on Form N-MFP. In addition, the Fund will make available its complete schedule of portfolio holdings on its website at www.mainstayinvestments.com, five days after month-end. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). Form N-MFP will be made available to the public by the SEC 60 days after the month to which the information pertains, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the Fund’s website. You can also obtain and review copies of Forms N-Q and N-MFP by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	25

26	MainStay Money Market Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Trust, Eclipse Funds Inc., MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay Defined Term Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Board Member*	John Y. Kim 9/24/60	Indefinite; Eclipse Trust: Trustee since 2008; Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011 Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011	Member of the Board of Managers, President and Chief Executive Officer (since 2008), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board, MacKay Shields LLC since 2008; Chairman of the Board, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC and McMorgan & Company LLC; Chairman of the Board, NYLIFE Distributors LLC and Chairman of the Board, NYLCAP Manager LLC (since 2008) President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	75	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51

Indefinite;
Eclipse Trust: Chairman since 2005, and Trustee since 2000;
Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (12 funds);
MainStay Funds Trust: Chairman and Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Chairman and Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Chairman and Trustee since 2011

Private Advisors Alternative Strategies Fund: Chairman and Trustee since 2011

MainStay DefinedTerm Municipal Opportunities Fund: Chairman and Trustee since 2011.

			President, Strategic Management Advisors LLC (since 1990)	75	Trustee, Legg Mason Partners Funds, since 1992 (51 portfolios)

mainstayinvestments.com	27

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Alan R. Latshaw 3/27/51

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;
Eclipse Funds Inc.:
Director and Audit Committee Financial Expert since 2007 (1 fund);
The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (12 funds);
MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (31 funds); and
MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	75	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

28	MainStay Money Market Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002; Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	75	None
	Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	75	None

mainstayinvestments.com	29

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Richard S. Trutanic 2/13/52	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	75	None

30	MainStay Money Market Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;

Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund);

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2009 (31 funds); and

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Visiting Professor, University of California—San Diego (since October 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stem School of Business, New York University (2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	75	None

mainstayinvestments.com	31

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	John A. Weisser 10/22/41	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	75	Trustee, Direxion Funds since 2007 (21 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (47 portfolios)

32	MainStay Money Market Fund

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

	Name and Date of Birth	Positions(s) Held with the Funds and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds (2006 to 2008); Assistant Secretary, Eclipse Trust, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)
	Stephen P. Fisher 2/22/59	President, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company FSB (since 2006); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

mainstayinvestments.com	33

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

MainStay 130/30 Core Fund

International/Global Equity

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay 130/30 International Fund

Income

Taxable Bond

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Term Bond Fund

MainStay Money Market Fund

Municipal Bond

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Madison Square Investors LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York , NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2013 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-28193 MS265-12	MSMM11-12/12

NL012

MainStay Tax Free Bond Fund

Message from the President and Annual Report

October 31, 2012

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Message from the President

Most major equity markets delivered positive results for the 12 months ended October 31, 2012. In the United States, stocks provided solid double-digit returns. With a few notable exceptions, international stock markets generally ended the reporting period in positive territory.

The stock market’s advance, however, was far from uniform. After rising to an early peak at the end of March 2012, domestic and international stocks lost ground until the beginning of June. After that, stocks generally rose, reaching their high point for the reporting period in mid-September. Although stocks remained relatively buoyant through mid-October, they drifted lower as the reporting period came to a close.

A variety of forces converged to help fuel these market movements. Investors kept a close eye on developments in the European sovereign debt crisis. The European Central Bank’s Long Term Refinancing Operations helped stabilize European credit markets and provide needed liquidity. Although private holders of Greek sovereign debt had to accept a reduction in their recovery value, the anticipated voluntary exchange provided a positive spark to the markets. Rising unemployment and new austerity measures may impede economic growth as the European Union seeks to strike a delicate balance between fiscal and monetary policies.

In the United States, the Federal Reserve announced an open-ended agency mortgage-backed security purchase program, which helped calm market concerns. The Federal Reserve also continued its maturity extension program (referred to by some as “operation twist”), which seeks to put downward pressure on longer-term interest rates. At the short end of the yield curve, the Federal Reserve maintained the federal funds rate in a near-zero range. In September 2012, the Federal Open Market Committee anticipated that “exceptionally low levels for the federal funds rate” were “likely to be warranted at least through mid-2015.”

With markets stabilizing and short-term interest rates at very low levels, yield-hungry investors had incentives to lengthen maturities and accept higher risk. Domestic high-yield bonds provided double-digit returns for the reporting period, municipal bonds and convertible securities provided high single-digit returns, and domestic corporate bonds provided positive overall returns.

While most investors are pleased when markets rise, MainStay portfolio managers know that long-term results depend on more than short-term market movements. They also depend on the consistent application of well-defined investment strategies and risk-management techniques over longer periods. Our long-term perspective gives our portfolio managers the ability to look past the daily ups and downs of the market as they pursue the specific investment objectives of their individual Funds.

At MainStay, we believe that a long-term perspective can help investors as well. Instead of trying to capitalize on short-term market movements, you may prefer to focus on the long-term potential that can come from getting invested, staying invested and adding to your investments over time. Of course, past performance is no guarantee of future results.

The following pages contain more specific information on the securities, market events and investment decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2012. We invite you to read the information carefully and use it as part of your ongoing portfolio evaluation and investment review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2012

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	7.52 12.58%	4.58 5.54%	3.84 4.32%	0.98 0.98%
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	7.74 12.81	4.67 5.64	3.89 4.37	0.89 0.89
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	7.34 12.34	4.93 5.26	4.05 4.05	1.23 1.23
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	11.33 12.33	5.28 5.28	4.06 4.06	1.23 1.23
Class I Shares[4]	No Sales Charge		12.97	5.86	4.61	0.64

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been different.
4.	Performance figures for Class I shares, first offered on December 21, 2009, include the historical performance of Class B shares through December 20, 2009, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class I shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Ten Years
Barclays Municipal Bond Index[5]	9.03%	6.02%	5.24%
Average Lipper General & Insured Municipal Debt Fund[6]	10.98	5.20	4.55

5.	The Barclays Municipal Bond Index includes approximately 15,000 municipal bonds, rated Baa or better by Moody’s, with a maturity of at least two years. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. The Barclays Municipal Bond Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper general & insured municipal debt fund is representative of funds that, by portfolio practice, either invest primarily in municipal debt issues rated in the top four credit ratings or invest primarily in municipal debt issues insured as to timely payment. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Tax Free Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Tax Free Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2012, to October 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/12	Ending Account Value (Based on Actual Returns and Expenses) 10/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,046.70	$4.37	$1,020.90	$4.32

Class A Shares	$1,000.00	$1,047.10	$4.07	$1,021.20	$4.01

Class B Shares	$1,000.00	$1,044.40	$5.65	$1,019.60	$5.58

Class C Shares	$1,000.00	$1,045.50	$5.71	$1,019.60	$5.64

Class I Shares	$1,000.00	$1,048.40	$2.78	$1,022.40	$2.75

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.85% for Investor Class, 0.79% for Class A, 1.10% for Class B, 1.11% for Class C and 0.54% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of October 31, 2012 (Unaudited)

California	23.4%
Texas	9.3
Michigan	8.6
New York	7.4
Florida	6.1
New Jersey	5.5
U.S. Virgin Islands	3.8
Louisiana	3.3
Pennsylvania	2.9
Massachusetts	2.7
Nebraska	2.1
Ohio	1.9
Colorado	1.7
Connecticut	1.7
Georgia	1.6
Kansas	1.6
Indiana	1.5
Illinois	1.4
Tennessee	1.3
District of Columbia	1.1
South Carolina	0.9
Alabama	0.7

Guam	0.7%
Rhode Island	0.7
Virginia	0.7
Wisconsin	0.7
Missouri	0.6
Hawaii	0.5
Maine	0.5
Mississippi	0.5
North Carolina	0.5
North Dakota	0.4
Minnesota	0.3
New Hampshire	0.3
Kentucky	0.2
Nevada	0.2
Oregon	0.2
Wyoming	0.2
Utah	0.1
Vermont	0.1
Washington	0.1
Other Assets, Less Liabilities	2.0

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Issuers Held as of October 31, 2012 (excluding short–term investment)

1.	Virgin Islands Public Finance Authority, Revenue Bonds, 5.00%–6.75%, due 10/1/32–10/1/37

2.	Central Plains Energy, Project No. 3, Revenue Bonds, 5.00%–5.25%, due 9/1/27–9/1/37

3.	Texas Private Activity Bond Surface Transportation Corp., LBJ Infrastructure, Revenue Bonds, 7.00%–7.50%, due 6/30/32–6/30/40

4.	City of Orlando, Tourist Development Tax, Revenue Bonds, 5.50%, due 11/1/38

5.	Golden State Tobacco Securitization Corp., Revenue Bonds, 5.00%, due 6/1/35–6/1/45
6.	Detroit, Michigan Water Supply System Revenue, Revenue Bonds, 5.25%–5.75%, due 7/1/37–7/1/41

7.	Pennsylvania State Turnpike Commission, Revenue Bonds, 5.00%–5.75%, due 6/1/39–12/1/42

8.	Detroit, Michigan City School District, Unlimited General Obligation, 5.00%, due 5/1/27–5/1/33

9.	California State, Unlimited General Obligation, 6.00%–6.50%, due 4/1/33–11/1/35

10.	Stockton, California Unified School District, Election 2005, Unlimited General Obligation, 4.55%, due 9/1/30

8	MainStay Tax Free Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, and Michael Petty of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Tax Free Bond Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2012?

Excluding all sales charges, MainStay Tax Free Bond Fund returned 12.58% for Investor Class shares, 12.81% for Class A shares, 12.34% for Class B shares and 12.33% for Class C shares for the 12 months ended October 31, 2012. Over the same period, Class I shares returned 12.97%. All share classes outperformed the 10.98% return of the average Lipper1 general & insured municipal debt fund and the 9.03% return of the Barclays Municipal Bond Index2 for the 12 months ended October 31, 2012. The Barclays Municipal Bond Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund outperformed the Barclays Municipal Bond Index during the reporting period because of an overweight position in securities with maturities greater than 15 years and an overweight position in securities rated BBB.3 These securities outperformed intermediate (10 year) bonds and higher-grade (AAA and AA)4 bonds, largely because low interest rates led many investors to seek higher yield through longer maturities and lower-rated investment-grade credits. The Fund also benefited from an underweight position—zero exposure—to Puerto Rico-backed bonds. The structural imbalances in Puerto Rico have caused the U.S. territory’s debt to start underperforming the general market, and we believe this is likely to continue.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

We used U.S. Treasury futures to shorten the Fund’s duration5 (in line with the Barclays Municipal Bond Index) and to manage price volatility. This strategy enabled the Fund to maintain exposure to what we felt were the most attractive segments of the municipal market—municipal bonds with maturities of

15 years or more that were rated A6 or BBB. This position added to the Fund’s performance.

What was the Fund’s duration strategy during the reporting period?

Overall, our strategy is to keep the Fund’s duration close to that of the Barclays Municipal Bond Index. At times, depending on conditions in the municipal market—such as seasonal supply-and-demand imbalances and our outlook for what lies ahead—we may adjust the Fund’s duration modestly shorter or longer. During the reporting period, the Fund’s duration was longer than that of the Index because of how we viewed the attractiveness of the market in general and the relative value of securities with maturities of 15 years or more.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

During the reporting period, excess cash from maturing bonds and continued inflows into municipal funds created strong demand for municipal securities. Midway through the reporting period, however, there was a dearth of supply. These forces produced an attractive technical backdrop for the municipal market. Our decision to overweight the Fund in lower-rated investment-grade bonds and longer-maturity bonds proved beneficial. Interest rates were expected to remain low for an extended period, which gave investors the confidence to reach for incremental yield. As supply returned, we invested the Fund’s cash reserves to maintain a competitive tax-exempt dividend.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were partic-ularly weak?

On an absolute basis, the most significant positive contributions to the Fund’s performance came from bonds rated BBB and from bonds with maturities of 20 years or more. (Contributions

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the Barclays Municipal Bond Index.
3.	An obligation rated ‘BBB’ by Standard & Poor’s (“S&P”) is deemed by S&P to exhibit adequate protection parameters. It is the opinion of S&P, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated issues only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

mainstayinvestments.com	9

take weightings and total returns into account.) Spread7 tightening and a flattening of the municipal yield curve8 were significant drivers of the municipal market during the reporting period. In addition, the Fund’s increased exposure to zero-coupon bonds9 contributed positively to the Fund’s performance, as spreads were wide compared to historical averages and tightened as interest rates remained low and supply remained relatively light.

During the reporting period, the Fund’s cash position detracted from absolute performance.

Did the Fund make any significant purchases or sales during the reporting period?

We increased the Fund’s exposure to zero-coupon bonds dur-ing the reporting period. Specifically, we increased the Fund’s exposure to local California school district general obligation bonds, which we felt allowed the Fund to earn yields that, in our opinion, were attractive.

We eliminated the Fund’s exposure to Puerto Rico credits during the latter part of the reporting period because we believed that the credit fundamentals of these bonds did not support their strong market prices.

Toward the end of the reporting period, we also began shifting the Fund’s average credit quality higher. Credit spreads in BBB-rated securities, while still above historical averages, narrowed significantly during the reporting period. We felt that it was prudent to reduce the Fund’s overweight position in BBB securities. As we implemented this change, we increased the Fund’s exposure to securities rated A.

How did the Fund’s sector weightings change during the reporting period?

As a general rule, we did not make significant sector changes. We felt that 2012 was going to be about security selection, not sector rotation. During the reporting period, we increased the Fund’s exposure to investments in several states that were subject to negative news reports, primarily Michigan and California, as we consistently sought to uncover opportunities. We also increased the Fund’s exposure to local general obligation bonds and toll road credits. As previously mentioned, we eliminated the Fund’s exposure to Puerto Rico bonds because we believed that spreads on these bonds would widen over time.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2012, the Fund was overweight relative to the Barclays Municipal Bond Index in bonds with maturities of 15 years or longer. The Fund was also overweight relative to the Index in credits rated A and BBB. In addition, the Fund had an overweight position in California securities.

On the same date, the Fund held underweight positions relative to the Index in securities rated AA and higher and in bonds with maturities of less than 10 years. We felt that these sectors could have a higher correlation to inflation and to potentially higher interest rates than the rest of the municipal market. The Fund continued to have a slightly longer duration than the Barclays Municipal Bond Index.

7.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
8.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting. The municipal yield curve is said to flatten when the spread between short-term and long-term municipal bonds decreases and the yields of intermediate-term municipal bonds remain within that spread.
9.	A zero-coupon bond is a debt security that does not pay interest (a coupon) but is traded at a deep discount. The price of zero-coupon bonds tends to rise as the bonds approach maturity, when they may be redeemed for their full face value.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Tax Free Bond Fund

Portfolio of Investments††† October 31, 2012

	Principal Amount	Value

Municipal Bonds 98.0%†
Alabama 0.7%
Alabama Water Pollution Control Authority, Revenue Bonds Series B, Insured: AMBAC 4.125%, due 2/15/14	$1,550,000	$1,529,478
Bessemer, Alabama Medical Clinic Board, Bessemer Carraway Medical Center, Revenue Bonds Series A, Insured: NATL-RE 5.875%, due 5/15/26	1,000,000	1,001,250
Jefferson County, Alabama, Revenue Bonds Insured: FSA 5.50%, due 1/1/21	2,380,000	2,425,744

		4,956,472

California 23.4%
Alum Rock Union Elementary School District, Election, Unlimited General Obligation Series A, Insured: GTY 5.00%, due 8/1/33	3,040,000	3,378,291
Anaheim Public Financing Authority, Public Improvement Project, Revenue Bonds Series A-1, Insured: FGIC, NATL-RE 4.75%, due 9/1/33	10,000,000	10,417,600
Anaheim, California, School District, Unlimited General Obligation Insured: AGM 6.25%, due 8/1/40	2,700,000	3,326,319
California Educational Facilities Authority, Revenue Bonds 6.125%, due 10/1/30	1,525,000	1,916,452
California Health Facilities Financing Authority, Catholic Healthcare, Revenue Bonds Series A 6.00%, due 7/1/34	3,000,000	3,562,920
California Health Facilities Financing Authority, Revenue Bonds Series A 6.25%, due 2/1/26	500,000	593,620
California Infrastructure & Economic Development Bank, California Independent System Operator Corp.,
Revenue Bonds Series A 5.50%, due 2/1/30	5,400,000	5,819,202

	Principal Amount	Value

California (continued)
California State Public Works Revenue, Various Capital Project, Revenue Bonds Series G1 5.75%, due 10/1/30	$1,400,000	$1,667,246
♦California State, Unlimited General Obligation
6.00%, due 11/1/35	2,500,000	3,061,400
6.25%, due 11/1/34	5,000,000	6,163,300
6.50%, due 4/1/33	2,530,000	3,185,422
California Statewide Communities Development Authority, Aspire Public Schools, Revenue Bonds 6.375%, due 7/1/45	2,000,000	2,100,940
California Statewide Communities Development Authority, Revenue Bonds 5.25%, due 11/1/30	1,475,000	1,696,471
Ceres Unified School District, Unlimited General Obligation
Series A (zero coupon), due 8/1/37	4,150,000	824,107
Series A (zero coupon), due 8/1/46	8,000,000	810,160
Series A (zero coupon), due 8/1/49	9,000,000	718,470
Dublin-San Ramon Services District, California, Refunding Water,
Revenue Bonds 5.50%, due 8/1/36	4,035,000	4,663,451
Fontana Unified School District, Unlimited General Obligation
Series C (zero coupon), due 8/1/35	14,800,000	4,409,808
Series C (zero coupon), due 8/1/36	15,500,000	4,229,485
Foothill-Eastern Transportation Corridor Agency Toll Road, Revenue Bonds
(zero coupon), due 1/15/24	10,000,000	5,151,400
(zero coupon), due 1/15/34	9,600,000	2,695,968
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds (zero coupon), due 1/15/31	13,000,000	4,385,030
Fresno, California Unified School District Education, Unlimited General Obligation
Series G (zero coupon), due 8/1/32	6,000,000	1,870,140

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of October 31, 2012, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments††† October 31, 2012 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
Fresno, California Unified School District Education, Unlimited General Obligation (continued)
Series G (zero coupon), due 8/1/33	$10,000,000	$2,887,300
Series G (zero coupon), due 8/1/41	23,485,000	3,845,434
♦Golden State Tobacco Securitization Corp., Revenue Bonds
Series A, Insured: AGC-ICC, FGIC 5.00%, due 6/1/35	9,000,000	9,252,990
♦Golden State Tobacco Securitization Corp., Revenue Bonds (continued)
Series A 5.00%, due 6/1/45	5,775,000	5,879,008
Hayward Unified School District, Unlimited General Obligation
Series A, Insured: AGM (zero coupon), due 8/1/36	12,500,000	2,695,125
Series A, Insured: AGM (zero coupon), due 8/1/37	7,000,000	1,392,790
Lake Tahoe Unified School District Election, Unlimited General Obligation Insured: AGM (zero coupon), due 8/1/45	6,000,000	2,378,640
Merced Union High School District, Cabs-Election, Unlimited General Obligation Series C (zero coupon), due 8/1/46	53,000,000	5,715,520
Morongo, California Unified School District Election, Unlimited General Obligation
Series B, Insured: GTY 5.25%, due 8/1/38	3,880,000	4,202,312
Mountain House Public Financing Authority, California Utility System, Revenue Bonds 5.75%, due 12/1/35	1,750,000	1,955,083
National City Community Development Commission,
National City Redevelopment Project, Tax Allocation 7.00%, due 8/1/32	3,500,000	4,363,800
Oakland Unified School District, Unlimited General Obligation Insured: NATL-RE 4.50%, due 8/1/30	10,000,000	10,072,700
Oceanside, California Unified School District, Capital Appreciation Election, Unlimited General Obligation Series B, Insured: AGM (zero coupon), due 8/1/49	18,055,000	1,641,019

	Principal Amount	Value

California (continued)
Palomar Pomerado Health Election, Unlimited General Obligation Series A, Insured: AMBAC 5.00%, due 8/1/34	$9,075,000	$9,841,565
Peralta Community College District, Unlimited General Obligation Series A, Insured: NATL-RE 5.00%, due 8/1/31	4,655,000	5,026,422
San Joaquin Hills Transportation Corridor Agency,
Revenue Bonds Series A, Insured: NATL-RE (zero coupon), due 1/15/36	10,000,000	2,813,600
San Lorenzo, California Unified School District, Unlimited General Obligation Series B 6.00%, due 8/1/41	4,535,000	5,426,354
San Ysidro School District, Unlimited General Obligation Series F, Insured: AGM (zero coupon), due 8/1/48	25,205,000	2,113,691
♦Stockton, California Unified School District, Election 2005, Unlimited General Obligation Insured: FGIC, NATL-RE 4.55%, due 9/1/30	11,995,000	12,307,590
West Contra Costa California Healthcare District,
Certificates of Participation 6.25%, due 7/1/42	3,500,000	4,034,345

		174,492,490

Colorado 1.7%
Colorado Educational & Cultural Facilities Authority, National Jewish Federation Bond, Revenue Bonds
Series C-6 0.23%, due 6/30/36 (a)	380,000	380,000
Series D-5 0.23%, due 10/1/38 (a)	500,000	500,000
Series A-12 0.27%, due 2/1/38 (a)	1,435,000	1,435,000
Denver, Colorado City & County Airport System Revenue, Revenue Bonds Series B 4.00%, due 11/15/43	5,000,000	5,055,650
E-470 Public Highway Authority Colorado, Revenue Bonds Series B-1, Insured: NATL-RE 5.50%, due 9/1/24	3,000,000	3,287,910
Park Creek Metropolitan District, Revenue Bonds Series A, Insured: AGM 6.125%, due 12/1/41	1,600,000	1,882,944

		12,541,504

12	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Connecticut 1.7%
Connecticut Housing Finance Authority, Housing Mortgage Finance Program, Revenue Bonds
Series: E 4.30%, due 11/15/35 (b)	$4,385,000	$4,479,935
Series: B-2 4.40%, due 11/15/43 (b)	3,690,000	3,767,675
Hartford, CT, Unlimited General Obligation
Series A 5.00%, due 4/1/28	2,500,000	2,888,600
Series A 5.00%, due 4/1/29	1,250,000	1,437,688
Series A, Insured: AGM 5.00%, due 4/1/32	275,000	314,124

		12,888,022

District of Columbia 1.1%
District of Columbia, Friendship Public Charter School, Inc., Revenue Bonds
5.00%, due 6/1/32	1,125,000	1,188,844
5.00%, due 6/1/42	3,500,000	3,626,105
District of Columbia, Tax Allocation
5.00%, due 6/1/27	825,000	926,252
5.00%, due 6/1/28	1,445,000	1,615,250
5.00%, due 6/1/31	750,000	835,410

		8,191,861

Florida 6.1%
Citizens Property Insurance Corp., Revenue Bonds Series A-1 5.25%, due 6/1/17	3,500,000	4,006,800
♦City of Orlando, Tourist Development Tax, Revenue Bonds Insured: GTY 5.50%, due 11/1/38	15,000,000	15,532,650
County of Miami-Dade FL Transit System Sales Surtax Revenue, Sales Tax, Revenue Bonds 5.00%, due 7/1/42	4,000,000	4,521,600
County of St. Lucie, Pollution Control, Power & Light Co. Project, Revenue Bonds 0.26%, due 9/1/28 (a)	900,000	900,000
Florida State Board of Governors, Revenue Bonds Series A 5.00%, due 7/1/25	2,405,000	2,761,325
Miami-Dade County Florida Solid Waste System,
Revenue Bonds Insured: NATL-RE 5.00%, due 10/1/19	1,735,000	1,888,790

	Principal Amount	Value

Florida (continued)
Miami-Dade County Florida, Revenue Bonds Series A, Insured: NATL-RE (zero coupon), due 10/1/38	$245,000	$59,969
Orlando & Orange County Florida Expressway Authority, Revenue Bonds Series B, Insured: AMBAC 5.00%, due 7/1/30	8,000,000	8,179,200
Pinellas County Health Facilities Authority, Revenue Bonds 0.28%, due 7/1/34 (a)	4,185,000	4,185,000
Sarasota-Manatee Airport Authority, Revenue Bonds 0.28%, due 8/1/14 (a)	2,990,000	2,990,000

		45,025,334

Georgia 1.6%
Atlanta, Georgia Airport Passenger Facility Charge,
Revenue Bonds Series J, Insured: AGM 5.00%, due 1/1/34	3,500,000	3,673,075
Atlanta, Georgia Water & Wastewater, Revenue Bonds Series A 6.25%, due 11/1/39	4,125,000	4,971,574
Bulloch County Development Authority, Southern Housing Foundation, Revenue Bonds Insured: AGM 5.00%, due 7/1/37	1,475,000	1,651,852
Fulton County Georgia Development Authority,
Piedmont Healthcare, Inc., Revenue Bonds Series A 5.00%, due 6/15/32	1,700,000	1,883,923

		12,180,424

Guam 0.7%
Guam Power Authority, Revenue Bonds Series A, Insured: AGM 5.00%, due 10/1/30	4,935,000	5,539,587

Hawaii 0.5%
Hawaii State Department of Budget and Finance, Hawaiian Electric Co., Revenue Bonds 6.50%, due 7/1/39	3,000,000	3,521,100

Illinois 1.4%
Chicago, Illinois Housing Authority Capital Program, Revenue Bonds Insured: AGM 5.00%, due 7/1/23	4,000,000	4,378,280

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments††† October 31, 2012 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Illinois (continued)
Chicago, Illinois O’ Hare International Airport, Revenue Bonds Series A Insured: NATL-RE 5.00%, due 1/1/31	$2,905,000	$3,043,016
Chicago, lllinois, Unlimited General Obligation Series A 5.25%, due 1/1/35	2,000,000	2,256,500
Knox & Warren Counties, Illinois Community Unit School District No. 205 Galesburg, Unlimited General Obligation
Series A 4.25%, due 1/1/19	240,000	271,846
Series A 5.00%, due 1/1/20	205,000	243,831

		10,193,473

Indiana 1.5%
Indiana State Finance Authority, Butler University, Revenue Bonds
Series B 5.00%, due 2/1/24	2,100,000	2,353,134
Series A 5.00%, due 2/1/25	4,425,000	4,958,390
Series B 5.00%, due 2/1/26	2,320,000	2,578,123
Indianapolis, Indiana Public Improvement Bond Bank, Revenue Bonds Series A, Insured: GTY 5.50%, due 1/1/38	1,100,000	1,251,404

		11,141,051

Kansas 1.6%
Wyandotte County-Kansas City Unified Government, Sales Tax, Revenue Bonds (zero coupon), due 6/1/21	17,500,000	11,739,350

Kentucky 0.2%
Lexington-Fayette Urban County Airport Board, Revenue Bonds Series B 0.23%, due 7/1/38 (a)	1,420,000	1,420,000

Louisiana 3.3%
Jefferson Parish, Louisiana Hospital Service District No. 1,
West Jefferson Medical Center, Revenue Bonds Series A, Insured: AGM 6.00%, due 1/1/39	3,500,000	4,109,875

	Principal Amount	Value

Louisiana (continued)
Louisiana Local Government Environmental Facilities & Community Development Authority,
Parking Facilities Corp., Revenue Bonds Insured: AGM 4.00%, due 10/1/31	$1,000,000	$1,008,200
Louisiana Public Facilities Authority, Dynamic Fuels LLC Project, Revenue Bonds 0.24%, due 10/1/33 (a)	700,000	700,000
Louisiana Public Facilities Authority, Franciscan Missionaries, Revenue Bonds 6.75%, due 7/1/39	3,000,000	3,609,690
Louisiana Public Facilities Authority, Ochsner Clinic, Revenue Bonds 6.25%, due 5/15/31	5,690,000	6,764,557
Louisiana State Citizens Property Insurance Corp., Revenue Bonds
Series B, Insured: AMBAC 5.00%, due 6/1/20	2,340,000	2,605,847
Series C-3, Insured: GTY 6.125%, due 6/1/25	5,000,000	5,876,250

		24,674,419

Maine 0.5%
Maine State Housing Authority Mortgage, Revenue Bonds Series H 0.30%, due 11/15/40 (a)	3,750,000	3,750,000

Massachusetts 2.7%
Massachusetts Educational Financing Authority, Revenue Bonds
Series B 5.70%, due 1/1/31 (b)	2,435,000	2,611,367
Series I 6.00%, due 1/1/28	3,315,000	3,862,373
Massachusetts Health & Educational Facilities Authority, Capital Asset Program, Revenue Bonds Series S 0.30%, due 1/1/35 (a)	1,600,000	1,600,000
Massachusetts State Health & Educational Facilities Authority, Suffolk University, Revenue Bonds
Series A 6.00%, due 7/1/24	2,000,000	2,360,660
Series A 6.25%, due 7/1/30	6,400,000	7,469,120
Metropolitan Boston Transit Parking Corp., Revenue Bonds 5.25%, due 7/1/36	2,000,000	2,286,120

		20,189,640

14	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Michigan 8.6%
♦Detroit, Michigan City School District, Unlimited General Obligation
Series A, Insured: Q-SBLF 5.00%, due 5/1/27	$7,500,000	$8,597,100
Series A, Insured: Q-SBLF 5.00%, due 5/1/33	4,535,000	5,071,037
Detroit, Michigan Sewerage Disposal System, Revenue Bonds
Series A, Insured: AGM 5.00%, due 7/1/39	2,000,000	2,165,600
Series A, Insured: NATL-RE 5.25%, due 7/1/20	2,000,000	2,228,180
Series B, Insured: FGIC, NATL-RE 5.50%, due 7/1/29	4,170,000	4,720,774
Series C-1, Insured: AGM 7.00%, due 7/1/27	2,500,000	3,065,275
♦Detroit, Michigan Water Supply System, Revenue Bonds
Series A 5.25%, due 7/1/41	8,015,000	8,551,604
Series A 5.75%, due 7/1/37	5,500,000	6,170,945
Detroit, Michigan, City School District, Improvement School Building and Site, Unlimited General Obligation
Series A, Insured: Q-SBLF 5.00%, due 5/1/26	750,000	863,287
Series A, Insured: Q-SBLF 5.00%, due 5/1/29	3,620,000	4,097,876
Eastern Michigan University, Revenue Bonds Series B 0.26%, due 3/1/49 (a)	1,585,000	1,585,000
Michigan Finance Authority Revenue, Local Government Loan Program, Revenue Bonds Series C 5.00%, due 11/1/28	7,290,000	7,900,173
Michigan Finance Authority, Revenue Bonds
5.00%, due 6/1/18	175,000	199,229
5.00%, due 6/1/19	1,300,000	1,500,395
5.00%, due 6/1/20	950,000	1,097,497
5.50%, due 6/1/21	5,000,000	5,881,650
Michigan Tobacco Settlement Finance Authority, Revenue Bonds Series A 6.00%, due 6/1/34	250,000	225,950

		63,921,572

	Principal Amount	Value

Minnesota 0.3%
Center City Minnesota, Health Care Facilities, Hazelden Foundation Project, Revenue Bonds 0.25%, due 11/1/35 (a)	$100,000	$100,000
Sherburne County Housing & Redevelopment Authority, Revenue Bonds 0.31%, due 12/1/21 (a)(b)	2,340,000	2,340,000

		2,440,000

Mississippi 0.5%
Mississippi Business Finance Corp., System Energy Resources, Inc. Project, Revenue Bonds 5.875%, due 4/1/22	4,000,000	4,012,000

Missouri 0.6%
Missouri Development Finance Board, Revenue Bonds 5.00%, due 6/1/37	4,255,000	4,592,592

Nebraska 2.1%
♦Central Plains Energy, Project No. 3, Revenue Bonds
5.00%, due 9/1/27	2,010,000	2,237,009
5.25%, due 9/1/37	12,500,000	13,724,000

		15,961,009

Nevada 0.2%
Las Vegas Convention and Visitors Authority, Revenue Bonds Series E, Insured: AGM 5.50%, due 7/1/40	1,450,000	1,654,436

New Hampshire 0.3%
Manchester, NH General Airport, Revenue Bonds Series A, Insured: AGM 5.00%, due 1/1/26	1,800,000	2,050,200

New Jersey 5.5%
Camden County Improvement Authority, Heath Care Redevelopment, Revenue Bonds Series A 5.75%, due 2/15/34	3,500,000	3,622,570
New Jersey Economic Development Authority, Cigarette Tax, Revenue Bonds
5.50%, due 6/15/31	3,140,000	3,404,514
5.75%, due 6/15/29	4,925,000	5,359,779

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments††† October 31, 2012 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
New Jersey (continued)
New Jersey Economic Development Authority, MSU Student Housing Project, Provident Group-Montclair LLC, Revenue Bonds 5.375%, due 6/1/25	$4,500,000	$5,028,975
New Jersey Economic Development Authority, MSU Student Housing Project, Revenue Bonds 5.875%, due 6/1/42	1,000,000	1,118,790
New Jersey Health Care Facilities Financing Authority, Revenue Bonds
Series A 5.25%, due 7/1/26	3,710,000	4,042,379
Insured: GTY 5.25%, due 1/1/31	2,760,000	3,021,151
New Jersey Higher Education Student Assistance Authority, Revenue Bonds Series 1 5.50%, due 12/1/26 (b)	4,130,000	4,770,645
New Jersey State Higher Education Student Assistance Authority, Student Loan, Revenue Bonds Series A, Insured: GTY 6.125%, due 6/1/30 (b)	3,870,000	4,319,733
Newark, New Jersey Housing Authority, South Ward Police Facility, Revenue Bonds
Insured: GTY 5.75%, due 12/1/30	1,135,000	1,347,540
Insured: GTY 6.75%, due 12/1/38	4,000,000	5,040,920

		41,076,996

New York 7.4%
Build NYC Resource Corp., Parking Facility, Revenue Bonds
Insured: AGM 5.00%, due 12/15/17	880,000	1,008,779
Insured: AGM 5.00%, due 12/15/18	930,000	1,079,470
Insured: AGM 5.00%, due 12/15/19	975,000	1,130,132
Insured: AGM 5.00%, due 12/15/20	1,025,000	1,186,079
Insured: AGM 5.00%, due 12/15/21	1,075,000	1,247,021
Insured: AGM 5.00%, due 12/15/22	740,000	857,838
Build NYC Resource Corp., YMCA of Greater New York, Revenue Bonds 5.00%, due 8/1/42	1,190,000	1,335,168

	Principal Amount	Value

New York (continued)
City of New York, Unlimited General Obligation
Series A-4 0.25%, due 8/1/22 (a)	$1,100,000	$1,100,000
Series H-1 0.29%, due 1/1/36 (a)	3,750,000	3,750,000
New York City Municipal Water Finance Authority, Revenue Bonds
Series AA-2 0.29%, due 6/15/32 (a)	1,050,000	1,050,000
New York City Transitional Finance Authority, Future Tax, Revenue Bonds Series 2A 0.28%, due 11/1/22 (a)	500,000	500,000
New York Convention Center Development Corp., Hotel Unit, Revenue Bonds Insured: AMBAC 5.00%, due 11/15/44	3,600,000	3,906,540
New York Liberty Development Corp., Bank of America, Revenue Bonds Class 3 6.375%, due 7/15/49	5,000,000	5,821,700
New York Liberty Development Corp., Revenue Bonds
5.50%, due 10/1/37	2,090,000	2,572,058
5.75%, due 11/15/51	7,500,000	8,858,400
New York Liberty Development Corp., World Trade Center, Revenue Bonds
5.00%, due 9/15/40	7,000,000	7,973,560
Class 3 5.00%, due 3/15/44	4,000,000	4,311,520
New York State Dormitory Authority, Revenue Bonds
5.00%, due 7/1/42	2,050,000	2,322,732
5.50%, due 7/1/40	540,000	620,066
New York State Housing Finance Agency, Affordable Housing, Revenue Bonds Series B 4.85%, due 11/1/41	3,500,000	3,791,620
Niagara, New York Development & Revenue, Niagara University Project, Revenue Bonds Series A 5.00%, due 5/1/42	915,000	1,006,857

		55,429,540

North Carolina 0.5%
North Carolina Turnpike Authority, Revenue Bonds Series A, Insured: GTY 5.75%, due 1/1/39	3,000,000	3,463,920

16	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
North Dakota 0.4%
McLean County North Dakota Solid Waste Facilities, Revenue Bonds
Series A 4.875%, due 7/1/26	$2,700,000	$2,959,983

Ohio 1.9%
Adams County-Ohio Valley Local School District, Unlimited General Obligation
(zero coupon), due 12/1/16	1,385,000	1,214,562
3.80%, due 12/1/21	1,000,000	1,021,120
Cleveland-Cuyahoga County Port Authority, Laurel School Project, Revenue Bonds 0.26%, due 4/1/38 (a)	2,005,000	2,005,000
Cleveland-Cuyahoga County Port Authority, Revenue Bonds 6.00%, due 11/15/25	1,980,000	2,390,316
Hamilton County Health Care Facility, Revenue Bonds 5.50%, due 6/1/42	2,000,000	2,266,600
Toledo-Lucas County Port Authority, Revenue Bonds Series B 6.25%, due 5/15/24 (b)	1,030,000	1,052,979
University of Cincinnati, Ohio, Revenue Bonds Series A, Insured: AMBAC 5.00%, due 6/1/31	4,090,000	4,324,643

		14,275,220

Oregon 0.2%
Medford Hospital Facilities Authority, Rogue Valley Manor Project, Revenue Bonds 0.25%, due 8/15/37 (a)	1,500,000	1,500,000

Pennsylvania 2.9%
Lancaster County Hospital Authority, Revenue Bonds 5.00%, due 7/1/42	1,000,000	1,105,560
Montgomery County Industrial Development Authority, Revenue Bonds
5.25%, due 8/1/33	175,000	201,974
♦Pennsylvania State Turnpike Commission, Revenue Bonds
Series B 5.00%, due 12/1/42	8,535,000	9,470,948
Series B 5.75%, due 6/1/39	4,000,000	4,581,880
Philadelphia, PA, Unlimited General Obligation 6.50%, due 8/1/41	5,125,000	6,275,409

		21,635,771

	Principal Amount	Value

Rhode Island 0.7%
Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds
Series C 0.39%, due 4/1/47 (a)(b)	$5,000,000	$5,000,000

South Carolina 0.9%
Piedmont Municipal Power Agency, Revenue Bonds Series C, Insured: GTY 5.75%, due 1/1/34	5,320,000	6,350,537

Tennessee 1.3%
Johnson City Tennessee Health & Educational Facilities Board Hospital, Revenue Bonds Series A 6.50%, due 7/1/38	6,500,000	7,803,315
Montgomery County Public Building Authority, Tennessee County Loan Pool, Revenue Bonds 0.30%, due 7/1/38 (a)	500,000	500,000
Sevier County Public Building Authority, Revenue Bonds Series A-4 0.56%, due 6/1/25 (a)	1,550,000	1,550,000

		9,853,315

Texas 9.3%
Central Texas Regional Mobility Authority, Revenue Bonds 5.75%, due 1/1/31	2,000,000	2,341,940
Dallas Performing Arts Cultural Facilities Corp., Revenue Bonds Series B 0.23%, due 9/1/41 (a)	415,000	415,000
Dallas-Fort Worth International Airport Revenue, Revenue Bonds Series G 5.00%, due 11/1/35	8,320,000	9,379,053
Harris County Cultural Education Facilities Finance Corp., Baylor College, Revenue Bonds 5.00%, due 11/15/37	5,000,000	5,664,150
Harris County Cultural Education Facilities Finance Corp., YMCA Greater Houston, Revenue Bonds Series A 0.23%, due 6/1/38 (a)	500,000	500,000
Harris County-Houston Sports Authority, Revenue Bonds Series G, Insured: NATL-RE 5.25%, due 11/15/30	555,000	555,755
Houston Higher Education Finance Corp., Revenue Bonds
Series A 5.00%, due 2/15/42	1,000,000	1,058,580

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments††† October 31, 2012 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Texas (continued)
Series A 6.50%, due 5/15/31	$1,050,000	$1,316,910
Series A 6.875%, due 5/15/41	6,450,000	8,247,615
Houston, Texas Hotel Occupancy Tax & Special Revenue, Revenue Bonds Series B 5.00%, due 9/1/31	2,000,000	2,216,000
North Texas Tollway Authority, Revenue Bonds
Series B 5.25%, due 1/1/52	4,725,000	5,303,387
Series F 5.75%, due 1/1/38	1,800,000	1,986,678
Port Freeport, Brazos River Harbor Navigation District, Revenue Bonds
Series A 0.30%, due 4/1/21 (a)(b)	600,000	600,000
San Juan, Texas Higher Education Finance Authority, Idea Public Schools, Revenue Bonds
Series A 6.70%, due 8/15/40	1,275,000	1,485,706
♦Texas Private Activity Bond Surface Transportation Corp., LBJ Infrastructure, Revenue Bonds
7.00%, due 6/30/40	2,640,000	3,266,472
Series Lien-LBG 7.50%, due 6/30/32	4,095,000	5,283,492
7.50%, due 6/30/33	5,500,000	7,074,650
Texas Private Activity Bond Surface Transportation Corp., NTE Mobility, Revenue Bonds 6.875%, due 12/31/39	7,000,000	8,510,390
Texas State Public Finance Authority, Charter School Finance Corp., Revenue Bonds Series A 6.20%, due 2/15/40	1,000,000	1,191,460
Texas State Turnpike Authority, Central Texas System, Revenue Bonds Insured: AMBAC (zero coupon), due 8/15/36	10,000,000	2,429,900

		68,827,138

U.S. Virgin Islands 3.8%
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds 5.00%, due 10/1/32	10,000,000	10,850,000

	Principal Amount	Value

U.S. Virgin Islands (continued)
♦Virgin Islands Public Finance Authority, Revenue Bonds
Insured: AGM 5.00%, due 10/1/32	$10,475,000	$11,555,287
Series A 6.75%, due 10/1/37	5,000,000	5,922,300

		28,327,587

Utah 0.1%
Herriman, Utah, Special Assessment
5.00%, due 11/1/24	575,000	629,280
5.00%, due 11/1/29	425,000	467,470

		1,096,750

Vermont 0.1%
Burlington, Vermont Electric System, Revenue Bonds Series A 5.375%, due 7/1/27	610,000	696,553

Virginia 0.7%
Madison County Industrial Development Authority, Woodberry Forest School, Revenue Bonds 0.28%, due 10/1/37 (a)	3,925,000	3,925,000
Virginia Commonwealth University, Revenue Bonds Series A, Insured: AMBAC 0.21%, due 11/1/30 (a)	1,400,000	1,400,000

		5,325,000

Washington 0.1%
Washington State Housing Finance Commission,
YMCA Snohomish County Project, Revenue Bonds 0.23%, due 12/1/33 (a)	800,000	800,000

Wisconsin 0.7%
Wisconsin Health & Educational Facilities Authority, Revenue Bonds
Series A 0.45%, due 5/1/25 (a)	650,000	650,000
5.00%, due 7/1/20	1,785,000	1,862,005
5.00%, due 7/1/25	2,270,000	2,342,118

		4,854,123

Wyoming 0.2%
West Park Hospital District, Revenue Bonds Series A 6.375%, due 6/1/26	1,000,000	1,188,260

Total Municipal Bonds (Cost $685,896,770)		729,737,229

Total Investments (Cost $685,896,770) (e)	98.0%	729,737,229
Other Assets, Less Liabilities	2.0	14,536,304
Net Assets	100.0%	$744,273,533

18	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Contracts Short	Unrealized Appreciation (Depreciation) (c)
Futures Contracts 0.0%‡
United States Treasury Notes December 2012 (10 Year) (d)	(600)	$223,500

Total Futures Contracts (Settlement Value $79,818,750)		$223,500

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).

‡	Less than one-tenth of a percent.

(a)	Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of October 31, 2012.

(b)	Interest on these securities is subject to alternative minimum tax.

(c)	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2012.
(d)	As of October 31, 2012, cash in the amount of $660,000 is on deposit with the broker for futures transactions.

(e)	As of October 31, 2012, cost is $685,896,770 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$44,224,498
Gross unrealized depreciation	(384,039)

Net unrealized appreciation	$43,840,459

The following abbreviations are used in the above portfolio:

AGC-ICC—Assured Guaranty Corporation—Insured Custody Certificates

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

FGIC—Financial Guaranty Insurance Co.

FSA—Financial Security Assurance, Inc.

GTY—Assured Guaranty Corp.

NATL-RE—National Public Finance Guarantee Corp.

Q-SBLF—Qualified School Board Loan Fund

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$729,737,229	$—	$729,737,229

Other Financial Instruments
Futures Contracts Short (b)	223,500	—	—	223,500

Total Investments in Securities and Other Financial Instruments	$223,500	$729,737,229	$—	$729,960,729

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Statement of Assets and Liabilities as of October 31, 2012

Assets
Investment in securities, at value (identified cost $685,896,770)	$729,737,229
Cash	2,333,946
Cash collateral on deposit at broker	660,000
Receivables:
Interest	9,388,748
Fund shares sold	4,237,715
Other assets	50,680

Total assets	746,408,318

Liabilities
Payables:
Fund shares redeemed	510,096
Manager (See Note 3)	280,581
Variation margin on futures contracts	215,625
NYLIFE Distributors (See Note 3)	156,562
Transfer agent (See Note 3)	85,530
Shareholder communication	17,594
Professional fees	17,441
Custodian	2,359
Trustees	2,143
Accrued expenses	5,068
Dividend payable	841,786

Total liabilities	2,134,785

Net assets	$744,273,533

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$741,436
Additional paid-in capital	706,373,217

707,114,653
Distributions in excess of net investment income	(594,288)
Accumulated net realized gain (loss) on investments and futures transactions	(6,310,791)
Net unrealized appreciation (depreciation) on investments and futures contracts	44,063,959

Net assets	$744,273,533

Investor Class
Net assets applicable to outstanding shares	$21,436,856

Shares of beneficial interest outstanding	2,125,967

Net asset value per share outstanding	$10.08
Maximum sales charge (4.50% of offering price)	0.48

Maximum offering price per share outstanding	$10.56

Class A
Net assets applicable to outstanding shares	$424,757,475

Shares of beneficial interest outstanding	42,326,601

Net asset value per share outstanding	$10.04
Maximum sales charge (4.50% of offering price)	0.47

Maximum offering price per share outstanding	$10.51

Class B
Net assets applicable to outstanding shares	$13,229,880

Shares of beneficial interest outstanding	1,318,538

Net asset value and offering price per share outstanding	$10.03

Class C
Net assets applicable to outstanding shares	$142,246,039

Shares of beneficial interest outstanding	14,167,443

Net asset value and offering price per share outstanding	$10.04

Class I
Net assets applicable to outstanding shares	$142,603,283

Shares of beneficial interest outstanding	14,205,056

Net asset value and offering price per share outstanding	$10.04

20	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2012

Investment Income (Loss)
Income
Interest	$25,920,436

Expenses
Manager (See Note 3)	2,826,763
Distribution/Service—Investor Class (See Note 3)	53,810
Distribution/Service—Class A (See Note 3)	836,397
Distribution/Service—Class B (See Note 3)	54,130
Distribution/Service—Class C (See Note 3)	541,549
Transfer agent (See Note 3)	296,453
Registration	98,640
Professional fees	72,383
Shareholder communication	31,968
Trustees	15,881
Custodian	14,728
Miscellaneous	21,937

Total expenses before waiver/reimbursement	4,864,639
Expense waiver/reimbursement from Manager (See Note 3)	(276,172)

Net expenses	4,588,467

Net investment income (loss)	21,331,969

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Security transactions	14,086,131
Futures transactions	(3,223,472)

Net realized gain (loss) on investments and futures transactions	10,862,659

Net change in unrealized appreciation (depreciation) on:
Investments	30,657,011
Futures contracts	(367,013)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	30,289,998

Net realized and unrealized gain (loss) on investments and futures transactions	41,152,657

Net increase (decrease) in net assets resulting from operations	$62,484,626

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Statements of Changes in Net Assets

for the years ended October 31, 2012 and October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$21,331,969	$16,791,785
Net realized gain (loss) on investments and futures transactions	10,862,659	(2,726,252)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	30,289,998	(3,424,683)

Net increase (decrease) in net assets resulting from operations	62,484,626	10,640,850

Dividends to shareholders:
From net investment income:
Investor Class	(844,342)	(986,044)
Class A	(13,126,144)	(11,463,796)
Class B	(391,448)	(465,160)
Class C	(3,895,004)	(3,080,412)
Class I	(3,144,644)	(1,034,192)

Total dividends to shareholders	(21,401,582)	(17,029,604)

Capital share transactions:
Net proceeds from sale of shares	373,192,486	140,346,273
Net asset value of shares issued to shareholders in reinvestment of dividends	12,240,442	9,884,672
Cost of shares redeemed	(87,911,281)	(100,280,148)

Increase (decrease) in net assets derived from capital share transactions	297,521,647	49,950,797

Net increase (decrease) in net assets	338,604,691	43,562,043

Net Assets
Beginning of year	405,668,842	362,106,799

End of year	$744,273,533	$405,668,842

Distributions in excess of net investment income at end of year	$(594,288)	$(524,675)

22	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
	Year ended October 31,				February 28, 2008** through October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of period	$9.31	$9.48	$9.08	$8.48	$9.07

Net investment income (loss)	0.38 (a)	0.42 (a)	0.39 (a)	0.34 (a)	0.25
Net realized and unrealized gain (loss) on investments	0.77	(0.16)	0.41	0.63	(0.60)

Total from investment operations	1.15	0.26	0.80	0.97	(0.35)

Less dividends:
From net investment income	(0.38)	(0.43)	(0.40)	(0.37)	(0.24)

Net asset value at end of period	$10.08	$9.31	$9.48	$9.08	$8.48

Total investment return (b)	12.58%	2.93%	9.08%	11.67%	(4.03	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.92%	4.67%	4.24%	3.93%	3.92	% ††
Net expenses	0.86%	0.90%	0.93%	1.02%	0.99	% ††
Expenses (before waiver/reimbursement)	0.91%	0.98%	1.03%	1.25%	1.21	% ††
Portfolio turnover rate	125%	138%	97%	94%	90%
Net assets at end of period (in 000’s)	$21,437	$21,547	$22,220	$21,683	$21,450

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Class A
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$9.26	$9.44	$9.04	$8.45	$9.48

Net investment income (loss)	0.38 (a)	0.43 (a)	0.40 (a)	0.35 (a)	0.36
Net realized and unrealized gain (loss) on investments	0.79	(0.18)	0.42	0.62	(1.02)

Total from investment operations	1.17	0.25	0.82	0.97	(0.66)

Less dividends:
From net investment income	(0.39)	(0.43)	(0.42)	(0.38)	(0.37)

Net asset value at end of year	$10.04	$9.26	$9.44	$9.04	$8.45

Total investment return (b)	12.81%	2.93%	9.25%	11.72%	(7.17%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.91%	4.76%	4.36%	4.04%	3.94%
Net expenses	0.79%	0.81%	0.82%	0.90%	0.88%
Expenses (before waiver/reimbursement)	0.84%	0.89%	0.92%	1.08%	1.04%
Portfolio turnover rate	125%	138%	97%	94%	90%
Net assets at end of year (in 000’s)	$424,757	$258,892	$242,891	$162,921	$136,781

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Financial Highlights selected per share data and ratios

	Class B
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$9.26	$9.44	$9.04	$8.44	$9.48

Net investment income (loss)	0.35 (a)	0.40 (a)	0.37 (a)	0.32 (a)	0.33
Net realized and unrealized gain (loss) on investments	0.78	(0.18)	0.41	0.63	(1.03)

Total from investment operations	1.13	0.22	0.78	0.95	(0.70)

Less dividends:
From net investment income	(0.36)	(0.40)	(0.38)	(0.35)	(0.34)

Net asset value at end of year	$10.03	$9.26	$9.44	$9.04	$8.44

Total investment return (b)	12.34%	2.58%	8.85%	11.32%	(7.46%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.59%	4.42%	3.99%	3.68%	3.63%
Net expenses	1.11%	1.15%	1.18%	1.26%	1.20%
Expenses (before waiver/reimbursement)	1.16%	1.23%	1.28%	1.50%	1.40%
Portfolio turnover rate	125%	138%	97%	94%	90%
Net assets at end of year (in 000’s)	$13,230	$9,463	$13,907	$18,219	$23,935

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Class C
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$9.27	$9.44	$9.04	$8.45	$9.48

Net investment income (loss)	0.35 (a)	0.40 (a)	0.37 (a)	0.32 (a)	0.34
Net realized and unrealized gain (loss) on investments	0.78	(0.17)	0.41	0.61	(1.03)

Total from investment operations	1.13	0.23	0.78	0.93	(0.69)

Less dividends:
From net investment income	(0.36)	(0.40)	(0.38)	(0.34)	(0.34)

Net asset value at end of year	$10.04	$9.27	$9.44	$9.04	$8.45

Total investment return (b)	12.33%	2.69%	8.85%	11.31%	(7.46%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.58%	4.42%	3.99%	3.68%	3.64%
Net expenses	1.11%	1.15%	1.18%	1.28%	1.20%
Expenses (before waiver/reimbursement)	1.16%	1.23%	1.28%	1.51%	1.40%
Portfolio turnover rate	125%	138%	97%	94%	90%
Net assets at end of year (in 000’s)	$142,246	$81,880	$65,695	$22,544	$7,425

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

24	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,		December 21, 2009** through October 31,
	2012	2011	2010
Net asset value at beginning of period	$9.27	$9.44	$9.07

Net investment income (loss) (a)	0.40	0.45	0.38
Net realized and unrealized gain (loss) on investments	0.78	(0.16)	0.35

Total from investment operations	1.18	0.29	0.73

Less dividends:
From net investment income	(0.41)	(0.46)	(0.36)

Net asset value at end of period	$10.04	$9.27	$9.44

Total investment return (b)	12.97%	3.29%	8.25	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.06%	4.99%	4.64	%††
Net expenses	0.54%	0.56%	0.57	%††
Expenses (before waiver/reimbursement)	0.59%	0.64%	0.67	%††
Portfolio turnover rate	125%	138%	97%
Net assets at end of period (in 000’s)	$142,603	$33,888	$17,394

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) were organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Tax Free Bond Fund (the “Fund”), a diversified fund.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class I shares commenced operations on December 21, 2009. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $500,000 or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from regular federal income tax.

Prior to February 28, 2012, the Fund’s investment objective was to seek to provide a high level of current income free from regular federal income tax, consistent with the preservation of capital.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation

Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee will meet (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee shall meet at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund. These procedures shall be reviewed by the Board no less frequently than annually. Any revisions to these procedures deemed necessary shall be reported to the Board at its next regularly scheduled meeting.

Securities are valued using unadjusted market prices, when available, as supplied primarily by third party pricing services or dealers. To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

26	MainStay Tax Free Bond Fund

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids / Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market value cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2012, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2012, the Fund did not hold any securities that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities are valued at the evaluated mean prices supplied by a pricing agent or brokers selected by the Fund’s Manager in consultation with the Fund’s Subadvisor whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund declares dividends of net investment income, if any, at least daily and pays them at least monthly and declares and pays distributions of net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP. Prior to January 1, 2012, the Fund declared and paid dividends from net investment income monthly.

mainstayinvestments.com	27

Notes to Financial Statements (continued)

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2012.

(I)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

28	MainStay Tax Free Bond Fund

Fair value of derivatives instruments as of October 31, 2012:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$223,500	$223,500

Total Fair Value		$223,500	$223,500

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2012:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(3,223,472)	$(3,223,472)

Total Realized Gain (Loss)		$(3,223,472)	$(3,223,472)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(367,013)	$(367,013)

Total Change in Unrealized Appreciation (Depreciation)		$(367,013)	$(367,013)

Number of Contracts, Notional Amounts or Shares/Units

	Interest Rate Contracts Risk	Total
Futures Contracts Short (1)	(521)	(521)

(1)	Amount disclosed represents the weighted average held during the year ended October 31, 2012.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly owned subsidiary of New York Life, serves as Subadvisor and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion, plus a fee for fund accounting services, previously provided by New York Life Investments under a separate fund accounting agreement, furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million.

New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% up to $500 million; 0.425% from $500 million to $1 billion; and 0.40% in excess of $1 billion. This agreement will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.52% for the year ended October 31, 2012, inclusive of a fee for fund accounting services of 0.02% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.82% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

mainstayinvestments.com	29

Notes to Financial Statements (continued)

For the year ended October 31, 2012, New York Life Investments earned fees from the Fund in the amount of $2,826,763 and waived its fees and/or reimbursed expenses in the amount of $276,172.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $11,274 and $177,360, respectively, for the year ended October 31, 2012. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $23,557, $23,408 and $10,540, respectively, for the year ended October 31, 2012.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2012, were as follows:

Investor Class	$22,804
Class A	119,788
Class B	11,418
Class C	114,289
Class I	28,154

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2012, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Undistr ibuted Tax Exempt Income	Accum ulated Capital and Other Gain (Loss)	Other Temp orary Differ ences	Unrealized Appre ciation (Deprec iation)	Total Accum ulated Gain (Loss)
$—	$247,498	$(6,087,291)	$(841,786)	$43,840,459	$37,158,880

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily due to mark to market of futures contracts. The other temporary differences are primarily due to dividends payable.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2012, for federal income tax purposes, capital loss carryforwards of $6,087,291 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017 2019	$3,951 2,136	$	— —
Total	$6,087		$—

The Fund utilized $10,495,646 of capital loss carryforwards during the year ended October 31, 2012.

30	MainStay Tax Free Bond Fund

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 shown in the Statements of Changes in Net Assets was as follows:

	2012	2011
Distributions paid from:
Ordinary Income	$110,818	$336,245
Exempt Interest Dividends	21,290,764	16,693,359
Total	$21,401,582	$17,029,604

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under an amended credit agreement, the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 28, 2013, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 29, 2012, the aggregate commitment amount was $125,000,000 with an optional maximum amount of $175,000,000. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the year ended October 31, 2012.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2012, purchases and sales of securities, other than short-term securities, were $973,408 and $686,382, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Year ended October 31, 2012:
Shares sold	302,292	$2,969,559
Shares issued to shareholders in reinvestment of dividends	74,537	728,718
Shares redeemed	(232,083)	(2,264,814)

Net increase (decrease) in shares outstanding before conversion	144,746	1,433,463
Shares converted into Investor Class (See Note 1)	98,094	958,281
Shares converted from Investor Class (See Note 1)	(431,785)	(4,210,943)

Net increase (decrease)	(188,945)	$(1,819,199)

Year ended October 31, 2011:
Shares sold	207,728	$1,893,698
Shares issued to shareholders in reinvestment of dividends	93,473	847,262
Shares redeemed	(305,859)	(2,772,636)

Net increase (decrease) in shares outstanding before conversion	(4,658)	(31,676)
Shares converted into Investor Class (See Note 1)	191,814	1,747,687
Shares converted from Investor Class (See Note 1)	(215,776)	(1,962,032)

Net increase (decrease)	(28,620)	$(246,021)

Class A	Shares	Amount
Year ended October 31, 2012:
Shares sold	18,827,755	$184,035,146
Shares issued to shareholders in reinvestment of dividends	816,477	7,973,089
Shares redeemed	(5,878,933)	(57,367,459)

Net increase (decrease) in shares outstanding before conversion	13,765,299	134,640,776
Shares converted into Class A (See Note 1)	666,672	6,460,233
Shares converted from Class A (See Note 1)	(49,478)	(486,560)

Net increase (decrease)	14,382,493	$140,614,449

Year ended October 31, 2011:
Shares sold	7,914,265	$71,592,911
Shares issued to shareholders in reinvestment of dividends	766,360	6,915,977
Shares redeemed	(6,967,809)	(62,785,852)

Net increase (decrease) in shares outstanding before conversion	1,712,816	15,723,036
Shares converted into Class A (See Note 1)	599,952	5,411,743
Shares converted from Class A (See Note 1)	(99,626)	(904,882)

Net increase (decrease)	2,213,142	$20,229,897

mainstayinvestments.com	31

Notes to Financial Statements (continued)

Class B	Shares	Amount
Year ended October 31, 2012:
Shares sold	716,260	$7,012,721
Shares issued to shareholders in reinvestment of dividends	30,704	299,461
Shares redeemed	(168,094)	(1,633,570)

Net increase (decrease) in shares outstanding before conversion	578,870	5,678,612
Shares converted from Class B (See Note 1)	(281,939)	(2,721,011)

Net increase (decrease)	296,931	$2,957,601

Year ended October 31, 2011:
Shares sold	256,367	$2,333,781
Shares issued to shareholders in reinvestment of dividends	39,803	358,511
Shares redeemed	(271,830)	(2,439,328)

Net increase (decrease) in shares outstanding before conversion	24,340	252,964
Shares converted from Class B (See Note 1)	(476,368)	(4,292,516)

Net increase (decrease)	(452,028)	$(4,039,552)

Class C	Shares	Amount
Year ended October 31, 2012:
Shares sold	6,245,133	$61,118,182
Shares issued to shareholders in reinvestment of dividends	218,599	2,138,827
Shares redeemed	(1,129,894)	(11,018,783)

Net increase (decrease)	5,333,838	$52,238,226

Year ended October 31, 2011:
Shares sold	3,781,769	$34,308,352
Shares issued to shareholders in reinvestment of dividends	164,851	1,489,950
Shares redeemed	(2,070,656)	(18,568,999)

Net increase (decrease)	1,875,964	$17,229,303

Class I	Shares	Amount
Year ended October 31, 2012:
Shares sold	12,037,403	$118,056,878
Shares issued to shareholders in reinvestment of dividends	111,693	1,100,347
Shares redeemed	(1,600,338)	(15,626,655)

Net increase (decrease)	10,548,758	$103,530,570

Year ended October 31, 2011 :
Shares sold	3,315,807	$30,217,531
Shares issued to shareholders in reinvestment of dividends	29,900	272,972
Shares redeemed	(1,531,533)	(13,713,333)

Net increase (decrease)	1,814,174	$16,777,170

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2012, events and transactions subsequent to October 31, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

32	MainStay Tax Free Bond Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Tax Free Bond Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Tax Free Bond Fund of The MainStay Funds as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2012

mainstayinvestments.com	33

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For individual federal income tax purposes, the Fund designated 100.0% of the ordinary income dividends paid during the fiscal year ended October 31, 2012 as attributable to interest income from tax exempt municipal bonds. Such dividends are currently exempt from federal income taxes under Section 103 (a) of the Internal Revenue Code.

In February 2013, shareholders will receive an IRS. Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2012. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2012.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

34	MainStay Tax Free Bond Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Trust, Eclipse Funds Inc., MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay Defined Term Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Board Member*	John Y. Kim 9/24/60	Indefinite; Eclipse Trust: Trustee since 2008; Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011 Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011	Member of the Board of Managers, President and Chief Executive Officer (since 2008), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board, MacKay Shields LLC since 2008; Chairman of the Board, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC and McMorgan & Company LLC; Chairman of the Board, NYLIFE Distributors LLC and Chairman of the Board, NYLCAP Manager LLC (since 2008) President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	75	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com	35

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51

Indefinite;
Eclipse Trust: Chairman since 2005, and Trustee since 2000;
Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (12 funds);
MainStay Funds Trust: Chairman and Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Chairman and Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Chairman and Trustee since 2011

Private Advisors Alternative Strategies Fund: Chairman and Trustee since 2011

MainStay DefinedTerm Municipal Opportunities Fund: Chairman and Trustee since 2011.

			President, Strategic Management Advisors LLC (since 1990)	75	Trustee, Legg Mason Partners Funds, since 1992 (51 portfolios)

36	MainStay Tax Free Bond Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Alan R. Latshaw 3/27/51

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;
Eclipse Funds Inc.:
Director and Audit Committee Financial Expert since 2007 (1 fund);
The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (12 funds);
MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (31 funds); and
MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	75	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

mainstayinvestments.com	37

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002; Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	75	None
	Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	75	None

38	MainStay Tax Free Bond Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Richard S. Trutanic 2/13/52	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	75	None

mainstayinvestments.com	39

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;

Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund);

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2009 (31 funds); and

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Visiting Professor, University of California—San Diego (since October 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stem School of Business, New York University (2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	75	None

40	MainStay Tax Free Bond Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	John A. Weisser 10/22/41	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	75	Trustee, Direxion Funds since 2007 (21 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (47 portfolios)

mainstayinvestments.com	41

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

	Name and Date of Birth	Positions(s) Held with the Funds and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds (2006 to 2008); Assistant Secretary, Eclipse Trust, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)
	Stephen P. Fisher 2/22/59	President, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company FSB (since 2006); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

42	MainStay Tax Free Bond Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

MainStay 130/30 Core Fund

International/Global Equity

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay 130/30 International Fund

Income

Taxable Bond

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Term Bond Fund

MainStay Money Market Fund

Municipal Bond

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Madison Square Investors LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,

169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.

NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a service mark and name under which New York Life Investment Management LLC does business.

MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2013 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-28194 MS265-12	MST11-12/12 NL013

MainStay Convertible Fund

Message from the President and Annual Report

October 31, 2012

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Message from the President

Most major equity markets delivered positive results for the 12 months ended October 31, 2012. In the United States, stocks provided solid double-digit returns. With a few notable exceptions, international stock markets generally ended the reporting period in positive territory.

The stock market’s advance, however, was far from uniform. After rising to an early peak at the end of March 2012, domes-

tic and international stocks lost ground until the beginning of June. After that, stocks generally rose, reaching their high point for the reporting period in mid-September. Although stocks remained relatively buoyant through mid-October, they drifted lower as the reporting period came to a close.

A variety of forces converged to help fuel these market movements. Investors kept a close eye on developments in the European sovereign debt crisis. The European Central Bank’s Long Term Refinancing Operations helped stabilize European credit markets and provide needed liquidity. Although private holders of Greek sovereign debt had to accept a reduction in their recovery value, the anticipated voluntary exchange provided a positive spark to the markets. Rising unemployment and new austerity measures may impede economic growth as the European Union seeks to strike a delicate balance between fiscal and monetary policies.

In the United States, the Federal Reserve announced an open-ended agency mortgage-backed security purchase program, which helped calm market concerns. The Federal Reserve also continued its maturity extension program (referred to by some as “operation twist”), which seeks to put downward pressure on longer-term interest rates. At the short end of the yield curve, the Federal Reserve maintained the federal funds rate in a near-zero range. In September 2012, the Federal Open Market Committee anticipated that “exceptionally low levels for the federal funds rate” were “likely to be warranted at least through mid-2015.”

With markets stabilizing and short-term interest rates at very low levels, yield-hungry investors had incentives to lengthen maturities and accept higher risk. Domestic high-yield bonds provided double-digit returns for the reporting period, municipal bonds and convertible securities provided high single-digit returns, and domestic corporate bonds provided positive overall returns.

While most investors are pleased when markets rise, MainStay portfolio managers know that long-term results depend on more than short-term market movements. They also depend on the consistent application of well-defined investment strategies and risk-management techniques over longer periods. Our long-term perspective gives our portfolio managers the ability to look past the daily ups and downs of the market as they pursue the specific investment objectives of their individual Funds.

At MainStay, we believe that a long-term perspective can help investors as well. Instead of trying to capitalize on short-term market movements, you may prefer to focus on the long-term potential that can come from getting invested, staying invested and adding to your investments over time. Of course, past performance is no guarantee of future results.

The following pages contain more specific information on the securities, market events and investment decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2012. We invite you to read the information carefully and use it as part of your ongoing portfolio evaluation and investment review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2012

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–0.71 5.07%	0.57 1.72%	6.48 7.09%	1.19 1.19%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–0.49 5.30	0.77 1.91	6.59 7.19	0.99 0.99
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–0.58 4.31	0.64 0.97	6.30 6.30	1.94 1.94
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	3.27 4.24	0.96 0.96	6.29 6.29	1.94 1.94
Class I Shares[4]	No Sales Charge		5.56	2.14	7.45	0.74

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been different.
4.	Performance figures for Class I shares, first offered on November 28, 2008, include the historical performance of Class B shares through November 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class I shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Ten Years
Bank of America Merrill Lynch All U.S. Convertible Index[5]	9.15%	2.37%	7.66%
Average Lipper Convertible Securities Fund[6]	6.14	1.04	7.05

5.	The Bank of America Merrill Lynch All U.S. Convertible Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in this Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million. The Bank of America Merrill Lynch All U.S. Convertible Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper convertible securities fund is representative of funds that invest primarily in convertible bonds and/or convertible preferred stock. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Convertible Fund

Cost in Dollars of a $1,000 Investment in MainStay Convertible Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2012, to October 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/12	Ending Account Value (Based on Actual Returns and Expenses) 10/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$989.80	$6.10	$1,019.00	$6.19

Class A Shares	$1,000.00	$990.30	$4.90	$1,020.20	$4.98

Class B Shares	$1,000.00	$986.00	$9.83	$1,015.20	$9.98

Class C Shares	$1,000.00	$985.30	$9.83	$1,015.20	$9.98

Class I Shares	$1,000.00	$992.30	$3.66	$1,021.50	$3.71

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.22% for Investor Class, 0.98% for Class A, 1.97% for Class B and Class C and 0.73% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of October 31, 2012 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2012 (excluding short-term investment)

1.	JPMorgan Chase & Co. (Convertible into Schlumberger, Ltd.), 1.50%, due 6/25/15

2.	Apache Corp., 6.00%

3.	Gilead Sciences, Inc., 1.00%, due 5/1/14

4.	Salix Pharmaceuticals, Ltd., 1.50%–2.75%, due 5/15/15–3/15/19

5.	Teva Pharmaceutical Finance Co. LLC, 0.25%, due 2/1/26
6.	Citigroup, Inc., 7.50%

7.	Allegheny Technologies, Inc., 4.25%, due 6/1/14

8.	Peabody Energy Corp., 4.75%, due 12/15/41

9.	Corsicanto, Ltd., 3.50%, due 1/15/32

10.	Covanta Holding Corp., 3.25%, due 6/1/14

8	MainStay Convertible Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Edward Silverstein, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Convertible Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2012?

Excluding all sales charges, MainStay Convertible Fund returned 5.07% for Investor Class shares, 5.30% for Class A shares, 4.31% for Class B shares and 4.24% for Class C shares for the 12 months ended October 31, 2012. Over the same period, Class I shares returned 5.56%. All share classes underperformed the 6.14% return of the average Lipper1 convertible securities fund and the 9.15% return of the Bank of America Merrill Lynch All U.S. Convertible Index2 for the 12 months ended October 31, 2012. The Bank of America Merrill Lynch All U.S. Convertible Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s underperformance of the Bank of America Merrill Lynch All U.S. Convertible Index was driven primarily by sector allocation. The Fund’s underweight position in the financials sector and overweight positions in the energy and materials sectors hurt relative performance. Partially offsetting this weakness was the positive contribution of the Fund’s overweight position in the biotechnology sector.

Speculative-grade convertible bonds rose 9.78% during the reporting period, while investment-grade convertible bonds rose 8.24%. Because the performance differential between these two market segments was not wide, credit quality did not have a meaningful impact on the Fund’s relative performance during the reporting period.

During the reporting period, which market segments were the strongest positive performers and which market segments were the weakest?

During the reporting period, biotechnology was the Fund’s strongest positive performing sector, largely on the strength of Gilead Sciences and Incyte. The second-strongest sector was pharmaceuticals. The Fund’s positions in the convertible bonds and common stock of Valeant Pharmaceuticals International and in the common stock of Merck performed particularly well. Financials was the Fund’s third-strongest sector. The convertible preferred shares of Citigroup performed especially well, as investors broadly bid up the convertible preferred shares of financial companies that provided high current dividend yields.

During the reporting period, energy was the Fund’s worst-performing sector. Holdings of exploration and production com-panies such as SM Energy, Chesapeake Energy and Apache detracted from the Fund’s performance. The Fund’s second worst-performing market segment was materials, where specialty metals manufacturer Allegheny Technologies was particularly weak. The company’s convertible bonds declined after the company reported that it would not meet earnings expectations because of declin- ing demand for the company’s titanium and alloy products. The information technology sector, specifically the hardware & storage industry, was the Fund’s third-worst-performing market segment. The Fund’s positions in the convertible bonds of Verifone and the common stock of Hewlett-Packard detracted from the Fund’s performance. The convertible bonds of Verifone Systems declined after the company reported that it was having integration problems following the purchase of a large rival, Hypercom. The common stock of Hewlett-Packard declined as the company continued to see a migration away from traditional personal computers toward tablets and smart-phones.

During the reporting period, which individual Fund holdings were the strongest absolute performers and which Fund holdings were particularly weak?

A convertible bond position in Gilead Sciences was the Fund’s best-performing holding on an absolute basis. The company’s convertible bonds rose sharply after Gilead Sciences reported several quarters of earnings that exceeded investor expectations and released trial results that showed efficacy and safety for its novel treatment for hepatitis C. A convertible bond and common stock position in Valeant Pharmaceuticals International was the Fund’s second-strongest performer, as the company continued to consummate acquisitions that were accretive to earnings.

The Fund’s worst-performing holding was a convertible bond position in medical device company China Medical Technologies. The company’s prior years’ financial statements appeared healthy, as they showed the company with solid earnings, positive cash flow, limited debt and a significant amount of cash on its balance sheet. Those financial disclosures, however, later appeared to have been fraudulent, as the company stopped making interest payments on its debt obligations. At the end of the reporting period, the company was being liquidated by creditors. The Fund’s second-weakest performer was a position in the convertible bonds of SM Energy. The company’s profitability was hurt when the price of natural gas in the United States declined sharply because of soft demand during a record warm winter. Bonds issued by JPMorgan Chase convertible into oilfield services company Schlumberger also suffered because of record winter warmth. With high levels of natural gas supply, Schlumberger lagged the overall market when the company’s North American operations saw reduced demand for well-stimulation services.

1.	See footnote on page 6 for more information about Lipper Inc.
2.	See footnote on page 6 for more information on the Bank of America Merrill Lynch All U.S. Convertible Index.

mainstayinvestments.com	9

Did the Fund make any significant purchases and sales during the reporting period?

We initiated a Fund position in the convertible preferred shares of aerospace & defense company United Technologies after the company issued these securities. The convertible preferred shares pay shareholders a 7.5% dividend yield and offer participation in the performance of the company’s common stock, which we believe will have the potential for appreciation in the next 12 to 18 months. During the reporting period, the Fund purchased convertible bonds of consumer products company Jarden after the securities were sold to investors. The convertible bonds offered an interest rate that we felt was attractive, and we believed that there was meaningful upside potential in the company’s common shares.

During the reporting period, the Fund tendered its convertible bond positions in SM Energy and in Verifone Systems as the securities reached their respective maturities.

Were there any changes in the Fund’s sector weightings during the reporting period?

During the reporting period, there were no meaningful sector-weighting changes in the Fund relative to the Bank of America Merrill Lynch All U.S. Convertible Index.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2012, the Fund was overweight relative to the Bank of America Merrill Lynch All U.S. Convertible Index in the health care, energy and materials sectors. On the same date, the Fund was underweight relative to the Index in financials and information technology and generally held neutral weightings in the various other sectors of the Bank of America Merrill Lynch All U.S. Convertible Index.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Convertible Fund

Portfolio of Investments October 31, 2012

	Principal Amount	Value

Convertible Securities 90.2%† Convertible Bonds 72.8%
Aerospace & Defense 1.2%
GenCorp, Inc. 4.063%, due 12/31/39	$3,193,000	$3,837,587
Kaman Corp. 3.25%, due 11/15/17 (a)	3,217,000	4,095,643

		7,933,230

Airlines 0.7%
Continental Airlines, Inc. 4.50%, due 1/15/15	3,833,000	4,990,087

Apparel 0.7%
Iconix Brand Group, Inc. 2.50%, due 6/1/16 (a)	4,637,000	4,639,898

Auto Manufacturers 1.1%
Wabash National Corp. 3.375%, due 5/1/18	7,770,000	7,400,925

Biotechnology 8.8%
Amgen, Inc. 0.375%, due 2/1/13	9,874,000	11,194,647
♦Corsicanto, Ltd. 3.50%, due 1/15/32 (a)	7,440,000	12,117,900
Exelixis, Inc. 4.25%, due 8/15/19	3,867,000	4,084,519
♦Gilead Sciences, Inc. 1.00%, due 5/1/14	9,869,000	15,019,384
Incyte Corp., Ltd. 4.75%, due 10/1/15	3,825,000	7,398,984
InterMune, Inc. 2.50%, due 9/15/18	6,719,000	5,085,443
Medicines Co. (The) 1.375%, due 6/1/17 (a)	4,252,000	4,430,053
Sequenom, Inc. 5.00%, due 10/1/17 (a)	1,082,000	1,053,598

		60,384,528

Coal 1.8%
♦Peabody Energy Corp. 4.75%, due 12/15/41	13,794,000	12,569,782

Commercial Services 1.3%
Hertz Global Holdings, Inc. 5.25%, due 6/1/14	2,348,000	4,057,637
Sotheby’s 3.125%, due 6/15/13	4,656,000	5,072,130

		9,129,767

	Principal Amount	Value

Computers 3.5%
EMC Corp. 1.75%, due 12/1/13	$6,730,000	$10,448,359
Mentor Graphics Corp. 4.00%, due 4/1/31	2,249,000	2,556,832
Quantum Corp. 3.50%, due 11/15/15	566,000	513,291
SanDisk Corp. 1.50%, due 8/15/17	9,356,000	10,437,787

		23,956,269

Distribution & Wholesale 0.7%
WESCO International, Inc. 6.00%, due 9/15/29	2,084,000	4,975,550

Diversified Financial Services 1.3%
Air Lease Corp. 3.875%, due 12/1/18 (a)	8,569,000	9,013,517

Electronics 1.1%
TTM Technologies, Inc. 3.25%, due 5/15/15	7,605,000	7,695,309

Entertainment 1.0%
International Game Technology 3.25%, due 5/1/14	6,505,000	6,789,594

Environmental Controls 1.7%
♦ Covanta Holding Corp. 3.25%, due 6/1/14	9,561,000	11,628,566

Health Care—Products 4.7%
China Medical Technologies, Inc. 4.00%, due 8/15/13 (b)(c)	12,643,000	1,580,375
Hologic, Inc. 2.00%, due 3/1/42 (d)	7,990,000	7,905,106
Insulet Corp. 3.75%, due 6/15/16	6,497,000	7,183,246
Teleflex, Inc. 3.875%, due 8/1/17	8,069,000	9,970,258
Wright Medical Group, Inc. 2.00%, due 8/15/17 (a)	5,289,000	5,556,756

		32,195,741

Health Care—Services 1.1%
WellPoint, Inc. 2.75%, due 10/15/42 (a)	7,160,000	7,500,100

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2012, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments October 31, 2012 (continued)

	Principal Amount	Value

Convertible Bonds (continued)
Home Builders 1.4%
Lennar Corp. 3.25%, due 11/15/21 (a)	$5,653,000	$9,910,416

Household Products & Wares 1.5%
Jarden Corp. 1.875%, due 9/15/18 (a)	10,228,000	10,279,140

Insurance 1.0%
American Equity Investment Life Holding Co. 3.50%, due 9/15/15 (a)	6,174,000	6,949,609

Internet 1.0%
At Home Corp. 4.75%, due 12/31/49 (b)(c)(e)(f)	9,147,056	915
DealerTrack Holdings, Inc. 1.50%, due 3/15/17 (a)	977,000	1,020,354
VeriSign, Inc. 3.25%, due 8/15/37	4,967,000	6,174,602

		7,195,871

Investment Company 1.0%
Ares Capital Corp. 4.875%, due 3/15/17 (a)	6,564,000	6,728,100

Iron & Steel 2.0%
♦Allegheny Technologies, Inc. 4.25%, due 6/1/14	12,231,000	13,446,456

Lodging 0.8%
MGM Resorts International 4.25%, due 4/15/15	5,309,000	5,454,997

Machinery—Diversified 1.1%
Chart Industries, Inc. 2.00%, due 8/1/18	6,092,000	7,790,145

Media 0.6%
Central European Media Enterprises, Ltd. 5.00%, due 11/15/15	4,439,000	4,039,490

Miscellaneous—Manufacturing 1.0%
Danaher Corp. (zero coupon), due 1/22/21	4,548,000	6,861,795

Oil & Gas 0.1%
BPZ Resources, Inc. 6.50%, due 3/1/15	652,000	533,825

	Principal Amount	Value

Oil & Gas Services 6.6%
Helix Energy Solutions Group, Inc. 3.25%, due 3/15/32	$7,642,000	$8,463,515
Hornbeck Offshore Services, Inc. 1.50%, due 9/1/19 (a)	3,683,000	3,710,623
♦JPMorgan Chase & Co. (Convertible into Schlumberger, Ltd.) 1.50%, due 6/25/15 (a)	20,170,427	25,745,533
Subsea 7 S.A. 3.50%, due 10/13/14	5,100,000	7,372,560

		45,292,231

Pharmaceuticals 10.4%
Akorn, Inc. 3.50%, due 6/1/16	5,091,000	7,852,868
BioMarin Pharmaceutical, Inc. 1.875%, due 4/23/17	5,180,000	10,010,350
Medivation, Inc. 2.625%, due 4/1/17	7,433,000	9,449,201
Mylan, Inc. 3.75%, due 9/15/15	4,317,000	8,555,754
Omnicare, Inc. 3.75%, due 12/15/25	4,336,000	6,173,380
♦ Salix Pharmaceuticals, Ltd.
1.50%, due 3/15/19 (a)	5,121,000	4,896,956
2.75%, due 5/15/15	8,871,000	10,107,396
♦Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	13,686,000	14,584,144

		71,630,049

Real Estate Investment Trusts 2.7%
Host Hotels & Resorts, L.P. 2.50%, due 10/15/29 (a)	6,278,000	7,835,729
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (a)	9,324,000	10,367,122

		18,202,851

Retail 0.8%
Coinstar, Inc. 4.00%, due 9/1/14	4,064,000	5,400,040

Semiconductors 4.9%
Microchip Technology, Inc. 2.125%, due 12/15/37	5,604,000	6,805,358
Micron Technology, Inc. 3.125%, due 5/1/32 (a)	7,540,000	6,738,875
Novellus Systems, Inc. 2.625%, due 5/15/41	1,501,000	1,832,158
ON Semiconductor Corp. Series B 2.625%, due 12/15/26	5,869,000	6,056,074
Rovi Corp. 2.625%, due 2/15/40	6,358,000	6,330,184

12	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Convertible Bonds (continued)
Semiconductors (continued)
Xilinx, Inc. 2.625%, due 6/15/17	$4,666,000	$6,065,800

		33,828,449

Software 1.0%
Nuance Communications, Inc. 2.75%, due 11/1/31	6,365,000	6,965,697

Telecommunications 3.6%
Anixter International, Inc. 1.00%, due 2/15/13	6,220,000	6,709,825
Ciena Corp. 4.00%, due 3/15/15 (a)	7,321,000	7,732,806
SBA Communications Corp. 1.875%, due 5/1/13	1,163,000	1,877,518
4.00%, due 10/1/14	3,600,000	8,070,750

		24,390,899

Transportation 0.6%
XPO Logistics, Inc. 4.50%, due 10/1/17	3,704,000	3,986,430

Total Convertible Bonds (Cost $479,222,499)		499,689,353

	Shares
Convertible Preferred Stocks 17.4%
Aerospace & Defense 1.6%
United Technologies Corp. 7.50%	194,200	10,560,596

Auto Manufacturers 1.2%
General Motors Co. 4.75%	198,000	8,042,760

Auto Parts & Equipment 0.6%
Goodyear Tire & Rubber Co. (The) 5.88%	103,400	4,347,970

Banks 2.1%
♦Citigroup, Inc. 7.50%	137,200	14,021,840

Electric 0.7%
PPL Corp. 8.75%	92,100	5,003,793

Hand & Machine Tools 1.4%
Stanley Black & Decker, Inc. 4.75%	78,100	9,455,567

	Shares	Value

Insurance 1.6%
Hartford Financial Services Group, Inc. 7.25%	120,967	$2,473,775
MetLife, Inc. 5.00%	188,300	8,754,067

		11,227,842

Media 1.4%
Nielsen Holdings N.V. 6.25%	178,700	9,767,063

Oil & Gas 5.5%
♦Apache Corp. 6.00%	472,600	22,051,516
Energy XXI Bermuda, Ltd. 5.63%	28,500	10,179,844
Sanchez Energy Corp. (a)(g) 4.88%	71,500	3,523,992
SandRidge Energy, Inc. 7.00%	22,400	2,220,212

		37,975,564

Pharmaceuticals 0.9%
Omnicare Capital Trust II 4.00%	133,550	6,260,824

Real Estate Investment Trusts 0.4%
Health Care REIT, Inc. 6.50%	47,800	2,691,140

Total Convertible Preferred Stocks (Cost $124,552,737)		119,354,959

Total Convertible Securities (Cost $603,775,236)		619,044,312

Common Stocks 7.1%
Auto Manufacturers 0.0%‡
General Motors Co. (g)	2,621	66,835
General Motors Corp. (Escrow Shares) (c)(f)(g)	569,200	57

		66,892

Biotechnology 0.0%‡
InterMune, Inc. (g)	29,211	232,227

Electronics 0.0%‡
TTM Technologies, Inc. (g)	27,753	249,777

Entertainment 0.1%
International Game Technology	54,700	702,348

Health Care—Products 0.2%
Hologic, Inc. (g)	60,000	1,237,200

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments October 31, 2012 (continued)

	Shares	Value

Common Stocks (continued)
Internet 1.1%
Symantec Corp. (g)	276,700	$5,033,173
TIBCO Software, Inc. (g)	96,566	2,434,429

		7,467,602

Lodging 0.4%
MGM Resorts International (g)	248,800	2,565,128

Oil & Gas 0.3%
Ensco PLC Class A	28,000	1,618,960
Forest Oil Corp. (g)	83,100	629,898

		2,248,858

Oil & Gas Services 1.8%
Baker Hughes, Inc.	124,900	5,242,053
Halliburton Co.	113,326	3,659,297
ION Geophysical Corp. (g)	530,100	3,424,446

		12,325,796

Pharmaceuticals 2.1%
Merck & Co., Inc.	191,917	8,757,173
Valeant Pharmaceuticals International, Inc. (g)	94,700	5,296,571

		14,053,744

Semiconductors 0.4%
Microchip Technology, Inc.	54,600	1,711,710
ON Semiconductor Corp. (g)	195,400	1,201,710

		2,913,420

Software 0.2%
Compuware Corp. (g)	15,580	134,923
QLIK Technologies, Inc. (g)	77,700	1,430,457

		1,565,380

Transportation 0.5%
Tidewater, Inc.	65,800	3,126,158

Total Common Stocks (Cost $51,045,634)		48,754,530

	Number of Warrants
Warrants 0.0%‡
Auto Manufacturers 0.0%‡
General Motors Co. Strike Price $10.00 Expires 7/10/16 (g)	1,016	16,713
Strike Price $18.33 Expires 7/10/19 (g)	1,016	10,435

Total Warrants (Cost $1,062)		27,148

	Principal Amount	Value

Short-Term Investment 2.3%
Repurchase Agreement 2.3%
State Street Bank and Trust Co. 0.01%, dated 10/31/12 due 11/1/12
Proceeds at Maturity $16,043,108 (Collateralized by a Federal National Mortgage Assocation security with a rate 0.75% and a maturity date of 6/4/15, with a Principal Amount of $16,300,000 and a Market Value of $16,366,390)	$16,043,103	$16,043,103

Total Short-Term Investment (Cost $16,043,103)		16,043,103

Total Investments (Cost $670,865,035) (h)	99.6%	683,869,093
Other Assets, Less Liabilities	0.4	2,507,356
Net Assets	100.0%	$686,376,449

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(b)	Issue in default.

(c)	Illiquid security. The total market value of these securities as of October 31, 2012 is $1,581,347, which represents 0.2% of the Fund’s net assets.

(d)	Step coupon. Rate shown is the rate in effect as of October 31, 2012.

(e)	Restricted security.

(f)	Fair valued security. The total market value of these securities as of October 31, 2012 is $972, which represents less than one-tenth of a percent of the Fund’s net assets.

(g)	Non-income producing security.

(h)	As of October 31, 2012, cost is $677,176,406 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$45,301,346
Gross unrealized depreciation	(39,108,659)

Net unrealized appreciation	$6,692,687

14	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Convertible Securities
Convertible Bonds (b)	$—	$499,688,438	$915	$499,689,353
Convertible Preferred Stocks	119,354,959	—	—	119,354,959

Total Convertible Securities	119,354,959	499,688,438	915	619,044,312

Common Stocks (c)	48,754,473	—	57	48,754,530
Warrants	27,148	—	—	27,148
Short-Term Investment
Repurchase Agreement	—	16,043,103	—	16,043,103

Total Investments in Securities	$168,136,580	$515,731,541	$972	$683,869,093

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $915 is held in Internet within the Convertible Bonds section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $57 are held in Auto Manufacturers within the Common Stocks section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of October 31, 2012 (a)
Convertible Bonds
Internet	$915	$—	$—	$—	$—	$—	$—	$—	$915	$—
Common Stocks
Auto Manufacturers	6,966	—	—	(6,906)	—	(3)	—	—	57	(6,909)

Total	$7,881	$—	$—	$(6,906)	$—	$(3)	$—	$—	$972	$(6,909)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statement of Assets and Liabilities as of October 31, 2012

Assets
Investment in securities, at value (identified cost $670,865,035)	$683,869,093
Receivables:
Dividends and interest	4,133,600
Investment securities sold	3,668,345
Fund shares sold	491,979
Other assets	32,994

Total assets	692,196,011

Liabilities
Payables:
Due to custodian	2,202,627
Fund shares redeemed	1,689,393
Investment securities purchased	1,018,583
Manager (See Note 3)	356,966
Transfer agent (See Note 3)	302,885
NYLIFE Distributors (See Note 3)	179,858
Shareholder communication	40,309
Professional fees	19,343
Trustees	2,154
Custodian	2,063
Accrued expenses	5,381

Total liabilities	5,819,562

Net assets	$686,376,449

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$463,710
Additional paid-in capital	650,164,931

650,628,641
Undistributed net investment income	1,797,462
Accumulated net realized gain (loss) on investments	20,946,288
Net unrealized appreciation (depreciation) on investments	13,004,058

Net assets	$686,376,449

Investor Class
Net assets applicable to outstanding shares	$80,377,704

Shares of beneficial interest outstanding	5,435,928

Net asset value per share outstanding	$14.79
Maximum sales charge (5.50% of offering price)	0.86

Maximum offering price per share outstanding	$15.65

Class A
Net assets applicable to outstanding shares	$317,267,293

Shares of beneficial interest outstanding	21,449,173

Net asset value per share outstanding	$14.79
Maximum sales charge (5.50% of offering price)	0.86

Maximum offering price per share outstanding	$15.65

Class B
Net assets applicable to outstanding shares	$33,102,620

Shares of beneficial interest outstanding	2,231,174

Net asset value and offering price per share outstanding	$14.84

Class C
Net assets applicable to outstanding shares	$75,371,792

Shares of beneficial interest outstanding	5,084,371

Net asset value and offering price per share outstanding	$14.82

Class I
Net assets applicable to outstanding shares	$180,257,040

Shares of beneficial interest outstanding	12,170,331

Net asset value and offering price per share outstanding	$14.81

16	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2012

Investment Income (Loss)
Income
Interest	$15,454,463
Dividends (a)	7,037,655

Total income	22,492,118

Expenses
Manager (See Note 3)	4,536,197
Distribution/Service—Investor Class (See Note 3)	208,310
Distribution/Service—Class A (See Note 3)	834,607
Distribution/Service—Class B (See Note 3)	382,603
Distribution/Service—Class C (See Note 3)	837,825
Transfer agent (See Note 3)	1,264,946
Professional fees	94,270
Registration	93,498
Shareholder communication	83,008
Trustees	19,292
Custodian	14,154
Miscellaneous	32,629

Total expenses	8,401,339

Net investment income (loss)	14,090,779

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	33,409,121
Net change in unrealized appreciation (depreciation) on investments	(8,108,273)

Net realized and unrealized gain (loss) on investments	25,300,848

Net increase (decrease) in net assets resulting from operations	$39,391,627

(a)	Dividends recorded net of foreign withholding taxes in the amount of $4,435.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Statements of Changes in Net Assets

for the years ended October 31, 2012 and October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$14,090,779	$18,739,701
Net realized gain (loss) on investments	33,409,121	37,365,006
Net change in unrealized appreciation (depreciation) on investments	(8,108,273)	(48,029,038)

Net increase (decrease) in net assets resulting from operations	39,391,627	8,075,669

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(1,534,966)	(1,600,042)
Class A	(7,001,464)	(8,287,054)
Class B	(417,670)	(528,130)
Class C	(911,844)	(1,019,729)
Class I	(5,091,499)	(6,486,188)

	(14,957,443)	(17,921,143)

From net realized gain on investments:
Investor Class	(4,312,356)	—
Class A	(18,447,914)	—
Class B	(2,175,818)	—
Class C	(4,456,329)	—
Class I	(11,630,815)	—

	(41,023,232)	—

Total dividends and distributions to shareholders	(55,980,675)	(17,921,143)

Capital share transactions:
Net proceeds from sale of shares	163,780,168	383,995,667
Net asset value of shares issued to shareholders in reinvestment of dividends	39,617,060	12,573,119
Cost of shares redeemed	(329,417,252)	(363,693,740)

Increase (decrease) in net assets derived from capital share transactions	(126,020,024)	32,875,046

Net increase (decrease) in net assets	(142,609,072)	23,029,572

Net Assets
Beginning of year	828,985,521	805,955,949

End of year	$686,376,449	$828,985,521

Undistributed net investment income at end of year	$1,797,462	$1,968,955

18	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
	Year ended October 31,				February 28, 2008** through October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of period	$15.11	$15.12	$13.02	$10.16	$15.00

Net investment income (loss) (a)	0.26	0.30	0.32	0.35	0.16
Net realized and unrealized gain (loss) on investments	0.47	(0.02)	2.10	2.82	(4.85)

Total from investment operations	0.73	0.28	2.42	3.17	(4.69)

Less dividends and distributions:
From net investment income	(0.28)	(0.29)	(0.32)	(0.31)	(0.15)
From net realized gain on investments	(0.77)	—	—	—	—

Total dividends and distributions	(1.05)	(0.29)	(0.32)	(0.31)	(0.15)

Net asset value at end of period	$14.79	$15.11	$15.12	$13.02	$10.16

Total investment return (b)	5.07%	1.98%	18.78%	31.77%	(31.51	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.74%	1.89%	2.25%	3.16%	1.69	% ††
Net expenses	1.22%	1.19%	1.28%	1.30%	1.28	% ††
Expenses (before waiver/reimbursement)	1.22%	1.19%	1.28%	1.43%	1.34	% ††
Portfolio turnover rate	61%	80%	80%	68%	103%
Net assets at end of period (in 000’s)	$80,378	$85,747	$86,301	$78,734	$61,439

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Class A
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$15.12	$15.13	$13.03	$10.16	$17.18

Net investment income (loss) (a)	0.29	0.33	0.35	0.38	0.23
Net realized and unrealized gain (loss) on investments	0.46	(0.02)	2.10	2.82	(5.74)

Total from investment operations	0.75	0.31	2.45	3.20	(5.51)

Less dividends and distributions:
From net investment income	(0.31)	(0.32)	(0.35)	(0.33)	(0.23)
From net realized gain on investments	(0.77)	—	—	—	(1.28)

Total dividends and distributions	(1.08)	(0.32)	(0.35)	(0.33)	(1.51)

Net asset value at end of year	$14.79	$15.12	$15.13	$13.03	$10.16

Total investment return (b)	5.30%	2.13%	19.05%	32.11%	(35.00%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.96%	2.08%	2.48%	3.34%	1.57%
Net expenses	1.00%	0.99%	1.05%	1.10%	1.13%
Expenses (before waiver/reimbursement)	1.00%	0.99%	1.05%	1.15%	1.13%
Portfolio turnover rate	61%	80%	80%	68%	103%
Net assets at end of year (in 000’s)	$317,267	$367,398	$367,972	$355,311	$217,028

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Class B
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$15.15	$15.16	$13.05	$10.18	$17.21

Net investment income (loss) (a)	0.15	0.18	0.21	0.27	0.11
Net realized and unrealized gain (loss) on investments	0.47	(0.02)	2.11	2.83	(5.75)

Total from investment operations	0.62	0.16	2.32	3.10	(5.64)

Less dividends and distributions:
From net investment income	(0.16)	(0.17)	(0.21)	(0.23)	(0.11)
From net realized gain on investments	(0.77)	—	—	—	(1.28)

Total dividends and distributions	(0.93)	(0.17)	(0.21)	(0.23)	(1.39)

Net asset value at end of year	$14.84	$15.15	$15.16	$13.05	$10.18

Total investment return (b)	4.31%	1.19%	17.93%	30.83%	(35.55%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.99%	1.13%	1.51%	2.42%	0.72%
Net expenses	1.97%	1.94%	2.03%	2.05%	1.98%
Expenses (before waiver/reimbursement)	1.97%	1.94%	2.03%	2.19%	2.01%
Portfolio turnover rate	61%	80%	80%	68%	103%
Net assets at end of year (in 000’s)	$33,103	$43,420	$54,646	$59,041	$59,071

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Class C
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$15.14	$15.15	$13.04	$10.18	$17.20

Net investment income (loss) (a)	0.15	0.18	0.21	0.27	0.11
Net realized and unrealized gain (loss) on investments	0.46	(0.02)	2.11	2.82	(5.74)

Total from investment operations	0.61	0.16	2.32	3.09	(5.63)

Less dividends and distributions:
From net investment income	(0.16)	(0.17)	(0.21)	(0.23)	(0.11)
From net realized gain on investments	(0.77)	—	—	—	(1.28)

Total dividends and distributions	(0.93)	(0.17)	(0.21)	(0.23)	(1.39)

Net asset value at end of year	$14.82	$15.14	$15.15	$13.04	$10.18

Total investment return (b)	4.24%	1.20%	17.94%	30.73%	(35.51%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.98%	1.13%	1.49%	2.39%	0.75%
Net expenses	1.97%	1.94%	2.03%	2.05%	2.00%
Expenses (before waiver/reimbursement)	1.97%	1.94%	2.03%	2.18%	2.04%
Portfolio turnover rate	61%	80%	80%	68%	103%
Net assets at end of year (in 000’s)	$75,372	$90,273	$90,474	$72,563	$40,498

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

20	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,			November 28, 2008** through October 31,
	2012	2011	2010	2009
Net asset value at beginning of period	$15.13	$15.15	$13.04	$9.55

Net investment income (loss) (a)	0.33	0.38	0.38	0.38
Net realized and unrealized gain (loss) on investments	0.47	(0.04)	2.12	3.44

Total from investment operations	0.80	0.34	2.50	3.82

Less dividends and distributions:
From net investment income	(0.35)	(0.36)	(0.39)	(0.33)
From net realized gain on investments	(0.77)	—	—	—

Total dividends and distributions	(1.12)	(0.36)	(0.39)	(0.33)

Net asset value at end of period	$14.81	$15.13	$15.15	$13.04

Total investment return (b)	5.56%	2.39%	19.41%	40.46	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.21%	2.33%	2.66%	3.33	%††
Net expenses	0.75%	0.74%	0.80%	0.86	%††
Expenses (before waiver/reimbursement)	0.75%	0.74%	0.80%	0.89	%††
Portfolio turnover rate	61%	80%	80%	68%
Net assets at end of period (in 000’s)	$180,257	$242,147	$206,563	$64,931

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) were organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Convertible Fund (the “Fund”), a diversified fund.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class I shares commenced operations on November 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek capital appreciation together with current income.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation

Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee will meet (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee shall meet at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund. These procedures shall be reviewed by the Board no less frequently than annually. Any revisions to these procedures deemed necessary shall be reported to the Board at its next regularly scheduled meeting.

Securities are valued using unadjusted market prices, when available, as supplied primarily by third party pricing services or dealers. To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

22	MainStay Convertible Fund

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market value cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2012, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2012, the Fund held securities with a value of $972 that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of October 31, 2012, the Fund did not hold any foreign equity securities.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities are valued at the evaluated mean prices supplied by a pricing agent or brokers selected by the Fund’s Manager in consultation with the Fund’s Subadvisor whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Convertible bonds are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

mainstayinvestments.com	23

Notes to Financial Statements (continued)

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund’s could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, at least quarterly and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Rights and Warrants.  A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. With

24	MainStay Convertible Fund

respect to warrants in international markets, the securities are only purchased when the underlying security cannot be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if the warrant is not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The Fund is exposed to risk until each sale is completed. As of October 31, 2012, the Fund did not hold any rights.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2012.

(J)  Restricted Securities.  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5)

(K)  Concentration of Risk.  The Fund invests in high-yield securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of October 31, 2012:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Warrants	Investments in securities, at value	$27,148	$27,148

Total Fair Value		$27,148	$27,148

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2012:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Warrants	Net realized gain (loss) on investments	$16	$16

Total Realized Gain (Loss)		$16	$16

mainstayinvestments.com	25

Notes to Financial Statements (continued)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Warrants	Net change in unrealized appreciation (depreciation) on investments	$(2,062)	$(2,062)

Total Change in Unrealized Appreciation (Depreciation)		$(2,062)	$(2,062)

Number of Contracts, Notional Amounts or Shares/Units

	Equity Contracts Risk	Total
Warrants (1)	2,032	2,032

(1)	Amount disclosed represents the weighted average held during the year ended October 31, 2012.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; and 0.50% in excess of $1 billion, plus a fee for fund accounting services, previously provided by New York Life Investments under a separate fund accounting agreement, furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate was 0.60% for the year ended October 31, 2012, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

For the year ended October 31, 2012, New York Life Investments earned fees from the Fund in the amount of $4,536,197.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $20,182 and $39,388, respectively, for the year ended October 31, 2012. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $70, $3,075, $45,999 and $15,331, respectively, for the year ended October 31, 2012.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2012, were as follows:

Investor Class	$273,700
Class A	354,198
Class B	125,748
Class C	275,383
Class I	235,917

26	MainStay Convertible Fund

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2012, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$6,276,365	$24,852,256	$(1,397,498)	$6,016,685	$35,747,808

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, defaulted bond income accruals, class actions and contingent payment debt instruments (“CPDI”).

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2012 were not affected.

Undistributed Net Investment Income (loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$695,171	$(8,564,808)	$7,869,637

The reclassifications for the Fund are primarily due to real estate investment trusts (“REITs”) investments, distribution redesignations, distributions in connection with redemptions of fund shares and CPDI.

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 shown in the Statements of Changes in Net Assets was as follows:

	2012	2011
Distributions paid from: Ordinary Income	$24,131,923	$17,921,143
Long-Term Capital Gain	31,848,752	—
Total	$55,980,675	$17,921,143

Note 5–Restricted Securities

As of October 31, 2012, the Fund held the following restricted security:

Security	Date of Acquisition	Principal Amount	Cost	10/31/12 Value	Percentage of Net Assets
At Home Corp. Convertible Bond 4.75%, due 12/31/49	5/4/01	$9,147,056	$674,023	$915	0.0	%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under an amended credit agreement, the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds

Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 28, 2013, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 29, 2012, the aggregate commitment amount was $125,000,000 with an optional maximum amount of $175,000,000. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the year ended October 31, 2012.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2012, purchases and sales of securities, other than short-term securities, were $450,956 and $580,594, respectively.

mainstayinvestments.com	27

Notes to Financial Statements (continued)

Note 9–Capital Share Transactions

Investor Class	Shares	Amount
Year ended October 31, 2012:
Shares sold	315,524	$4,692,773
Shares issued to shareholders in reinvestment of dividends and distributions	415,428	5,815,700
Shares redeemed	(831,278)	(12,361,399)

Net increase (decrease) in shares outstanding before conversion	(100,326)	(1,852,926)
Shares converted into Investor Class (See Note 1)	430,501	6,352,436
Shares converted from Investor Class (See Note 1)	(569,292)	(8,576,018)

Net increase (decrease)	(239,117)	$(4,076,508)

Year ended October 31, 2011:
Shares sold	465,923	$7,551,313
Shares issued to shareholders in reinvestment of dividends	100,782	1,584,776
Shares redeemed	(757,343)	(12,084,811)

Net increase (decrease) in shares outstanding before conversion	(190,638)	(2,948,722)
Shares converted into Investor Class (See Note 1)	730,964	11,038,661
Shares converted from Investor Class (See Note 1)	(572,490)	(9,273,397)

Net increase (decrease)	(32,164)	$(1,183,458)

Class A	Shares	Amount
Year ended October 31, 2012:
Shares sold	4,620,849	$69,277,054
Shares issued to shareholders in reinvestment of dividends and distributions	1,594,182	22,325,718
Shares redeemed	(9,794,989)	(145,007,590)

Net increase (decrease) in shares outstanding before conversion	(3,579,958)	(53,404,818)
Shares converted into Class A (See Note 1)	806,991	12,070,125
Shares converted from Class A (See Note 1)	(84,644)	(1,294,142)

Net increase (decrease)	(2,857,611)	$(42,628,835)

Year ended October 31, 2011:
Shares sold	8,664,883	$141,118,764
Shares issued to shareholders in reinvestment of dividends	444,595	7,025,686
Shares redeemed	(9,625,354)	(153,223,379)

Net increase (decrease) in shares outstanding before conversion	(515,876)	(5,078,929)
Shares converted into Class A (See Note 1)	900,197	14,526,215
Shares converted from Class A (See Note 1)	(402,213)	(5,786,759)

Net increase (decrease)	(17,892)	$3,660,527

Class B	Shares	Amount
Year ended October 31, 2012:
Shares sold	231,752	$3,443,183
Shares issued to shareholders in reinvestment of dividends and distributions	156,211	2,183,308
Shares redeemed	(439,861)	(6,546,653)

Net increase (decrease) in shares outstanding before conversion	(51,898)	(920,162)
Shares converted from Class B (See Note 1)	(582,297)	(8,552,401)

Net increase (decrease)	(634,195)	$(9,472,563)

Year ended October 31, 2011:
Shares sold	449,232	$7,311,371
Shares issued to shareholders in reinvestment of dividends	28,300	447,511
Shares redeemed	(560,699)	(8,976,981)

Net increase (decrease) in shares outstanding before conversion	(83,167)	(1,218,099)
Shares converted from Class B (See Note 1)	(655,790)	(10,504,720)

Net increase (decrease)	(738,957)	$(11,722,819)

Class C	Shares	Amount
Year ended October 31, 2012:
Shares sold	622,852	$9,186,755
Shares issued to shareholders in reinvestment of dividends and distributions	270,074	3,774,904
Shares redeemed	(1,770,212)	(26,195,413)

Net increase (decrease)	(877,286)	$(13,233,754)

Year ended October 31, 2011:
Shares sold	1,626,122	$26,300,062
Shares issued to shareholders in reinvestment of dividends	43,443	683,259
Shares redeemed	(1,679,437)	(26,508,376)

Net increase (decrease)	(9,872)	$474,945

Class I	Shares	Amount
Year ended October 31, 2012:
Shares sold	5,186,678	$77,180,403
Shares issued to shareholders in reinvestment of dividends and distributions	392,510	5,517,430
Shares redeemed	(9,409,185)	(139,306,197)

Net increase (decrease)	(3,829,997)	$(56,608,364)

Year ended October 31, 2011:
Shares sold	12,441,138	$201,714,157
Shares issued to shareholders in reinvestment of dividends	176,106	2,831,887
Shares redeemed	(10,254,792)	(162,900,193)

Net increase (decrease)	2,362,452	$41,645,851

28	MainStay Convertible Fund

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2012, events and transactions subsequent to October 31, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	29

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Convertible Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Convertible Fund of The MainStay Funds as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2012

30	MainStay Convertible Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $31,848,752 as long term capital distribution.

For the fiscal year ended October 31, 2012, the Fund designated approximately $6,207,543 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2012, should be multiplied by 27.6% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2013, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2012. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2012.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	31

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Trust, Eclipse Funds Inc., MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay Defined Term Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Board Member*	John Y. Kim 9/24/60	Indefinite; Eclipse Trust: Trustee since 2008; Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011 Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011	Member of the Board of Managers, President and Chief Executive Officer (since 2008), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board, MacKay Shields LLC since 2008; Chairman of the Board, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC and McMorgan & Company LLC; Chairman of the Board, NYLIFE Distributors LLC and Chairman of the Board, NYLCAP Manager LLC (since 2008) President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	75	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

32	MainStay Convertible Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51

Indefinite;
Eclipse Trust: Chairman since 2005, and Trustee since 2000;
Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (12 funds);
MainStay Funds Trust: Chairman and Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Chairman and Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Chairman and Trustee since 2011

Private Advisors Alternative Strategies Fund: Chairman and Trustee since 2011

MainStay DefinedTerm Municipal Opportunities Fund: Chairman and Trustee since 2011.

			President, Strategic Management Advisors LLC (since 1990)	75	Trustee, Legg Mason Partners Funds, since 1992 (51 portfolios)

mainstayinvestments.com	33

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Alan R. Latshaw 3/27/51

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;
Eclipse Funds Inc.:
Director and Audit Committee Financial Expert since 2007 (1 fund);
The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (12 funds);
MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (31 funds); and
MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	75	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

34	MainStay Convertible Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002; Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	75	None
	Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	75	None

mainstayinvestments.com	35

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Richard S. Trutanic 2/13/52	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	75	None

36	MainStay Convertible Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;

Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund);

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2009 (31 funds); and

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Visiting Professor, University of California—San Diego (since October 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stem School of Business, New York University (2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	75	None

mainstayinvestments.com	37

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	John A. Weisser 10/22/41	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	75	Trustee, Direxion Funds since 2007 (21 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (47 portfolios)

38	MainStay Convertible Fund

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

	Name and Date of Birth	Positions(s) Held with the Funds and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds (2006 to 2008); Assistant Secretary, Eclipse Trust, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)
	Stephen P. Fisher 2/22/59	President, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company FSB (since 2006); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

mainstayinvestments.com	39

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

MainStay 130/30 Core Fund

International/Global Equity

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay 130/30 International Fund

Income

Taxable Bond

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Term Bond Fund

MainStay Money Market Fund

Municipal Bond

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Madison Square Investors LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors

LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.

NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a service mark and name under which New York Life Investment Management LLC does business.

MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2013 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-28263 MS265-12	MSC11-12/12 NL005

MainStay Income Builder Fund

Message from the President and Annual Report

October 31, 2012

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Message from the President

Most major equity markets delivered positive results for the 12 months ended October 31, 2012. In the United States, stocks provided solid double-digit returns. With a few notable exceptions, international stock markets generally ended the reporting period in positive territory.

The stock market’s advance, however, was far from uniform. After rising to an early peak at the end of March 2012, domes-

tic and international stocks lost ground until the beginning of June. After that, stocks generally rose, reaching their high point for the reporting period in mid-September. Although stocks remained relatively buoyant through mid-October, they drifted lower as the reporting period came to a close.

A variety of forces converged to help fuel these market movements. Investors kept a close eye on developments in the European sovereign debt crisis. The European Central Bank’s Long Term Refinancing Operations helped stabilize European credit markets and provide needed liquidity. Although private holders of Greek sovereign debt had to accept a reduction in their recovery value, the anticipated voluntary exchange provided a positive spark to the markets. Rising unemployment and new austerity measures may impede economic growth as the European Union seeks to strike a delicate balance between fiscal and monetary policies.

In the United States, the Federal Reserve announced an open-ended agency mortgage-backed security purchase program, which helped calm market concerns. The Federal Reserve also continued its maturity extension program (referred to by some as “operation twist”), which seeks to put downward pressure on longer-term interest rates. At the short end of the yield curve, the Federal Reserve maintained the federal funds rate in a near-zero range. In September 2012, the Federal Open Market Committee anticipated that “exceptionally low levels for the federal funds rate” were “likely to be warranted at least through mid-2015.”

With markets stabilizing and short-term interest rates at very low levels, yield-hungry investors had incentives to lengthen maturities and accept higher risk. Domestic high-yield bonds provided double-digit returns for the reporting period, municipal bonds and convertible securities provided high single-digit returns, and domestic corporate bonds provided positive overall returns.

While most investors are pleased when markets rise, MainStay portfolio managers know that long-term results depend on more than short-term market movements. They also depend on the consistent application of well-defined investment strategies and risk-management techniques over longer periods. Our long-term perspective gives our portfolio managers the ability to look past the daily ups and downs of the market as they pursue the specific investment objectives of their individual Funds.

At MainStay, we believe that a long-term perspective can help investors as well. Instead of trying to capitalize on short-term market movements, you may prefer to focus on the long-term potential that can come from getting invested, staying invested and adding to your investments over time. Of course, past performance is no guarantee of future results.

The following pages contain more specific information on the securities, market events and investment decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2012. We invite you to read the information carefully and use it as part of your ongoing portfolio evaluation and investment review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2012

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	7.46 13.72%	1.63 2.79%	5.63 6.23%	1.40 1.40%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	7.88 14.16	1.89 3.05	5.77 6.37	1.08 1.08
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	7.87 12.87	1.69 2.02	5.44 5.44	2.15 2.15
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	11.96 12.96	2.02 2.02	5.43 5.43	2.15 2.15
Class I Shares[4]	No Sales Charge		14.41	3.35	6.78	0.83

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been different.
4.	Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class I shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Ten Years
MSCI World Index[5]	9.45%	–2.87%	7.20%
Russell 1000® Index[6]	14.97	0.53	7.31
Income Builder Composite Index[7]	7.59	2.22	6.67
Barclays U.S. Aggregate Bond Index[8]	5.25	6.38	5.39
Average Lipper Mixed-Asset Target Allocation Growth Fund[9]	9.58	0.60	6.39

5.	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is the Fund’s secondary benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.	The Income Builder Index consists of the MSCI World Index and the Barclays U.S. Aggregate Bond Index weighted 50%/50% respectively. The Fund has selected the Income Builder Composite Index is an additional benchmark.
Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the Barclays U.S. Aggregate Bond Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
9.	The average Lipper mixed-asset target allocation growth fund is representative of funds that, by portfolio practice, maintain a mix of between 60%–80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Income Builder Fund

Cost in Dollars of a $1,000 Investment in MainStay Income Builder Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2012, to October 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/12	Ending Account Value (Based on Actual Returns and Expenses) 10/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,051.30	$7.01	$1,018.30	$6.90

Class A Shares	$1,000.00	$1,053.60	$5.42	$1,019.90	$5.33

Class B Shares	$1,000.00	$1,047.70	$10.86	$1,014.50	$10.68

Class C Shares	$1,000.00	$1,047.80	$10.86	$1,014.50	$10.68

Class I Shares	$1,000.00	$1,054.50	$4.13	$1,021.10	$4.06

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.36% for Investor Class, 1.05% for Class A, 2.11% for Class B and Class C and 0.80% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of October 31, 2012 (Unaudited)

See Portfolio of Investments beginning on page 13 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2012 (excluding short-term investment)

1.	United States Treasury Bonds, 3.00%–4.375%, due 5/15/40–5/15/42
2.	MGM Resorts International, 4.25%–10.375%, due 5/15/14–10/1/20
3.	BCE, Inc.
4.	Linn Energy LLC / Linn Energy Finance Corp., 8.625%, due 4/15/20
5.	Pearson PLC
6.	Hartford Financial Services Group, Inc., 6.10%–7.25%, due 10/1/41
7.	Vodafone Group PLC
8.	Swisscom A.G.
9.	USG Corp., 6.30%–9.75%, due 11/15/16–1/15/18
10.	National Grid PLC

8	MainStay Income Builder Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Michael Kimble, Louis N. Cohen and Taylor Wagenseil of MacKay Shields LLC, the Subadvisor for the fixed-income portion of the Fund, and Eric Sappenfield, William Priest, CFA, and Michael A. Welhoelter, CFA, of Epoch Investment Partners, Inc., the Subadvisor for the equity portion of the Fund.

How did MainStay Income Builder Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2012?

Excluding all sales charges, MainStay Income Builder Fund returned 13.72% for Investor Class shares, 14.16% for Class A shares, 12.87% for Class B shares and 12.96% for Class C shares for the 12 months ended October 31, 2012. Over the same period, Class I shares returned 14.41%. All share classes outperformed the 9.58% return of the average Lipper1 mixed-asset target allocation growth fund and the 9.45% return of the MSCI World Index2 for the 12 months ended October 31, 2012. The MSCI World Index is the Fund’s broad-based securities-market index. All share classes also outperformed the 5.25% return of the Barclays U.S. Aggregate Bond Index,3 which is an additional benchmark for the Fund. See page 5 for Fund returns with applicable sales charges.

During the reporting period, how was the Fund materially affected by investments in derivatives?

During the reporting period, Epoch did not use any derivatives. MacKay Shields, however, used S&P equity futures to raise the Fund’s overall equity sensitivity. This position in derivatives had a positive impact on the Fund’s overall performance during the reporting period.

What factors affected the relative performance of the equity portion of the Fund during the reporting period?

The relative performance of the equity portion of the Fund was affected most by stock selection.

In the equity portion of the Fund, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors detracted the most?

The strongest positive sector contributor to performance relative to the MSCI World Index was consumer staples, which benefited from stock selection and an overweight position. (Contributions take weightings and total returns into account.) Stock selection and underweight positions in energy and materials also contributed positively to the Fund’s relative results.

During the reporting period, weak stock selection in industrials and an underweight position in financials detracted from relative performance in the equity portion of the Fund. A slight underweight position and weak stock performance in the health care sector also negatively affected performance relative to the MSCI World Index.

During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Fund and which stocks detracted the most?

Anheuser-Busch InBev, Comcast and Philip Morris International contributed the most to absolute performance in the equity portion of the Fund. Anheuser-Busch InBev, the world’s largest brewer, reported strong operating results, raised its annual dividend by 50% and reduced its debt during the reporting period. The company also announced the acquisition of the unowned half of Mexican brewer Modelo, with which Anheuser-Busch InBev anticipates significant operating synergies. Consistent operating performance and strong return of capital drove the share performance of cable operator Comcast higher during the reporting period. Management increased the company’s cash dividend 44% to yield approximately 2.25% and announced a $3 billion share buyback program (another 4% of market capital) for 2012. Philip Morris International is a U.S.-based international tobacco manufacturer. The company generated significant cash flows driven by leading market positions, pricing power, cost discipline and a highly diversified geographic profile. The company also increased returns to shareholders through dividends and share buybacks.

The most significant detractors from absolute performance in the equity portion of the Fund were bus and train operator FirstGroup, telecommunications company France Telecom and Belgium-based telecommunications company Mobistar. Economic challenges for FirstGroup’s bus businesses in the United States and the U.K. hurt the company’s operating margins and thus its stock price. Further hurting FirstGroup’s stock price was the U.K. transport regulator’s intention to re-let the U.K. rail franchises over the next few years. While FirstGroup was awarded the first U.K. rail franchise, which lifted its stock, the U.K. regulator subsequently canceled the award after finding issues with government procedures. We expect it will take time for the award process to be resolved. In the meantime, the company increased its cash dividend as guided (up 7% year over year) and confirmed its dividend policy through fiscal year 2013. (The company’s fiscal year ends March 31.) Management also made positive comments on both U.K. bus revenue trends and the company’s U.S. bus operation recovery. Even so, FirstGroup generated negative total returns during the reporting period. France Telecom’s share price was down as the result of new competition in the French market. After a change in the company’s capital allocation policy (the company reduced its dividend), we eliminated the stock from the equity portion of the

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the MSCI World Index.
3.	See footnote on page 6 for more information on the Barclays U.S. Aggregate Bond Index.

mainstayinvestments.com	9

Fund. Shares of Mobistar declined after the company announced weak results and missed earnings estimates. The miss was driven by increased competition and higher staffing costs. With competitive pressures intensifying and an uncertain regulatory environment, Mobistar no longer fit our investment criteria and we sold the position.

Did the equity portion of the Fund make any significant purchases or sales during the reporting period?

The Fund purchased a position in Telstra, the incumbent telecommunications operator in Australia, during the reporting period. Telstra’s dividend is well covered; and after a meeting with management, we feel that the company is committed to delivering shareholder yield. The Fund also purchased shares of KLA-Tencor, which manufactures semiconductor testing equipment. The company came through our screening process in the past with a free cash flow yield of 10% and a dividend yield of 3.4%. However, with the development of new products, we now have more confidence that the company will generate sustainable cash flows and increase its dividend. The Fund also purchased shares of Deere, a leading global manufacturer of farming and construction equipment. The company’s management has a solid history of delivering shareholder yield. Deere has steadily increased its dividend over the last 20 years and has routinely repurchased shares.

Progress Energy, a regulated utility company, was eliminated from the equity portion of the Fund during the reporting period as a result of the company’s merger with Duke Energy. We sold the Fund’s position in Brazilian electricity generation and distribution company CPFL when the company announced earnings that were below expectations, based on higher costs and interest expense. The company also reduced its dividend. We eliminated the Fund’s position in leading Chinese telecommunications company China Mobile. The company has not materially increased its payout as originally intended or promised.

How did the Fund’s equity sector weightings change during the reporting period?

There were no significant changes to sector weightings in the equity portion of the Fund. The largest increase was in the financials sector, where the equity portion of the Fund remained significantly underweight, but slightly less so, relative to the MSCI World Index. The largest decrease was in telecommunication services, where our overweight position relative to the MSCI World Index, while still meaningful, was reduced slightly. All sector weights are arrived at through stock selection rather than top-down decisions on the attractiveness of specific sectors.

How was the equity portion of the Fund positioned at the end of October 2012?

The Fund’s most substantially overweight sector positions relative to the MSCI World Index in the equity portion of the Fund were in telecommunication services, utilities and consumer staples. As of the same date, the most substantially underweight sector positions relative to the MSCI World Index in the equity portion of the Fund were in financials, information technology and materials.

The equity portion of the Fund continues to focus on companies with strong balance sheets and growing free cash flow that deliver returns to shareholders through significant cash dividends, share repurchases and debt paydowns.

What factors affected relative performance in the fixed-income portion of the Fund during the reporting period?

The fixed-income portion of the Fund outperformed the Barclays U.S. Aggregate Bond Index during the reporting period, primarily because of security selection and overweight positions in spread4 products, specifically high-yield corporate bonds and convertible securities. Assets with higher risk profiles provided strong results during the reporting period, largely in response to the accommodative monetary policies of the world’s central banks. Long Term Refinancing Operations offered by the European Central Bank in late December 2011 and February 2012 helped recapitalize the European banking system and provide needed liquidity. In the last quarter of the reporting period, the European Central Bank president’s proclamation to “preserve the euro,” along with the U.S. Federal Reserve’s announcement that it would engage in an open-ended mortgage purchase program, calmed the markets’ fears and kept the rally in higher-risk assets alive as investors continued to search for yield. A stronger appetite for risk benefited overweight positions in high-yield corporate bonds and convertible bonds in the fixed-income portion of the Fund.

In the fixed-income portion of the Fund, the largest overweight position in relation to the Barclays U.S. Aggregate Index was in high-yield corporate bonds. (The Index consists entirely of investment-grade bonds.) Within the high-yield segment, holdings in sectors that are more cyclical—such as financials, gaming and housing—were among the strongest performers in the fixed-income portion of the Fund.

Lower-risk assets, such as U.S. Treasury securities and agency mortgages, underperformed the Barclays U.S. Aggregate Bond Index. As investors sought incremental yield and return, underweight positions in these asset classes in the fixed-income

4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

10	MainStay Income Builder Fund

portion of the Fund helped performance relative to the Barclays U.S. Aggregate Bond Index.

During the reporting period, what was the duration5 strategy of the fixed-income portion of the Fund?

The duration of the fixed-income portion of the Fund was shorter than that of the Barclays U.S. Aggregate Bond Index, in large part because the fixed-income portion of the Fund was overweight in high-yield corporate bonds. These bonds tend to have shorter durations than investment-grade corporate bonds. They also tend to have a low correlation to U.S. Trea-sury securities, so they have a lower sensitivity to interest rates. To further insulate the fixed-income portion of the Fund from a potential rise in interest rates, we maintained a short position in U.S. Treasury futures to keep duration shorter than that of the Barclays U.S. Aggregate Bond Index.

What specific factors, risks or market forces prompted significant decisions in the fixed-income portion of the Fund during the reporting period?

There were many macro factors to consider, and the fixed-income portion of the Fund experienced some periods of volatility. Nevertheless, we did not make any material changes to the positioning of the fixed-income portion of the Fund. Prior to the reporting period, we had judged the Federal Reserve’s accommodative monetary policy, along with improving economic data, to be a positive for spread products such as high-yield corporate bonds. For this reason, we maintained a risk profile that was higher than the Barclays U.S. Aggregate Bond Index in the fixed-income portion of the Fund.

During the reporting period, we saw several reasons to believe that the market would continue to favor spread products. The low interest-rate environment sparked healthy demand for higher-yielding securities. Improving profitability signaled that many corporations were doing more with less: less leverage, less short-term debt and smaller funding gaps. In our opinion, improving credit fundamentals would support narrower spreads (or less compensation for assuming credit risk) alongside a favorable balance of supply and demand for corporate debt.

During the reporting period, which market segments were the strongest positive contributors to performance in the fixed-income portion of the Fund and which market segments were particularly weak?

Within the fixed-income portion of the Fund, an overweight position in high-yield corporate bonds was the driving force behind the outperformance of the Barclays U.S. Aggregate Bond Index. During the reporting period, the Barclays U.S. Aggregate Bond Index was up 5.25%, while high-yield corporate bonds, as measured by the Bank of America Merrill Lynch High Yield Master II Constrained Index,6 were up 13.15%. Within high-yield corporate bonds, financials and housing securities were the best performers in the fixed-income portion of the Fund. Of course, not all of the Fund’s high-yield securities were strong performers. Within the high-yield asset class, energy and utilities holdings were among the weakest performers.

Our position in convertible bonds also had a positive impact on performance in the fixed-income portion of the Fund during the reporting period.

With an overweight position in high-yield corporate bonds came underweight positions in U.S. Treasurys and agency mortgages. These underweight sector positions contributed positively to relative performance in the fixed-income portion of the Fund as investors continued their search for higher-yielding assets and were willing to assume higher levels of risk to pursue their yield objectives.

Did the fixed-income portion of the Fund make any significant purchases or sales during the reporting period?

Through October 31, the year 2012 brought robust new issuance in the high-yield corporate bond market. Year-to-date volume exceeded the previous record set in 2010. The majority of new issuance (61% year-to-date) was for refinancing. As a result, several companies in which the fixed-income portion of the Fund held positions, including privatized correctional and detention facilities operator Corrections Corporation of America and residential home builder Meritage Homes, redeemed their bonds during the reporting period.

5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB–/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

mainstayinvestments.com	11

During the reporting period, some companies whose bonds the fixed-income portion of the Fund had previously owned issued new securities that fit our process, and we bought them. Among these companies were oil and gas producer Chesapeake Energy, gaming facilities operator Mohegan Tribal Gaming Authority and residential home builder KB Home.

How did sector weightings change in the fixed-income portion of the Fund’s during the reporting period?

We slightly increased exposure to high-yield corporate bonds and to investment-grade corporate bonds in the fixed-income portion of the Fund. Over the same period, we decreased exposure to convertible securities and to U.S. Treasury securities.

How was the fixed-income portion of the Fund positioned at the end of the reporting period?

As of October 31, 2012, the most substantially overweight sector relative to the Barclays U.S. Aggregate Bond Index in the fixed-income portion of the Fund was high-yield corporate bonds. The fixed-income portion of the Fund also held a meaningful overweight in convertible securities.

As of the same date, the fixed-income portion of the Fund held underweight positions relative to the Barclays U.S. Aggregate Bond Index in U.S. Treasury securities and agency mortgage-backed securities. As of October 31, 2012, the fixed-income portion of the Fund had a shorter duration than the Barclays U.S. Aggregate Bond Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

12	MainStay Income Builder Fund

Portfolio of Investments††† October 31, 2012

	Principal Amount	Value

Long-Term Bonds 43.1%† Asset-Backed Securities 2.1%
Home Equity 1.9%
Ameriquest Mortgage Securities, Inc. Series 2003-8, Class AF5 5.14%, due 10/25/33 (a)(b)	$171,072	$170,096
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.271%, due 10/25/36 (b)(c)	551,939	391,611
Chase Funding Mortgage Loan Asset-Backed Certificates Series 2002-2, Class 1A5 6.333%, due 4/25/32 (a)(b)	241,287	247,282
CIT Group Home Equity Loan Trust Series 2003-1, Class A4 3.93%, due 3/20/32 (a)(b)	56,272	57,743
Citicorp Residential Mortgage Securities, Inc. Series 2006-1, Class A3 5.706%, due 7/25/36 (a)(b)	26,529	26,480
Citifinancial Mortgage Securities, Inc. Series 2003-3, Class AF5 5.053%, due 8/25/33 (a)(b)	250,450	248,198
Citigroup Mortgage Loan Trust, Inc. Series 2007-AHL2, Class A3A 0.281%, due 5/25/37 (b)(c)	1,590,740	1,193,687
Countrywide Asset-Backed Certificates Series 2003-5, Class AF5 5.908%, due 2/25/34 (a)(b)	485,496	492,342
Equity One ABS, Inc.
Series 2003-4, Class AF6 4.833%, due 10/25/34 (a)(b)	315,735	317,777
Series 2003-3, Class AF4 5.495%, due 12/25/33 (a)(b)	421,722	410,470
GSAA Home Equity Trust Series 2006-14, Class A1 0.261%, due 9/25/36 (c)	6,932,550	3,452,833
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 0.311%, due 4/25/37 (b)(c)	454,172	384,770
JP Morgan Mortgage Acquisition Corp. Series 2007-HE1, Class AF1 0.311%, due 3/25/47 (b)(c)	1,307,246	905,725
Master Asset Backed Securities Trust Series 2006-HE4, Class A1 0.261%, due 11/25/36 (b)(c)	910,591	361,791
Merrill Lynch Mortgage Investors Trust Series 2007-MLN1, Class A2A 0.321%, due 3/25/37 (b)(c)	4,216,763	2,970,330

	Principal Amount	Value

Home Equity (continued)
RAMP Trust
Series 2003-RZ5, Class A7 4.97%, due 9/25/33 (a)	$181,949	$187,134
Series 2003-RS7, Class AI6 5.34%, due 8/25/33 (c)	111,473	109,549
RASC Trust Series 2002-KS2, Class AI6 6.228%, due 4/25/32 (b)(c)	121,041	124,096
Saxon Asset Securities Trust Series 2003-1, Class AF5 5.455%, due 6/25/33 (a)(b)	96,707	91,701
Soundview Home Equity Loan Trust Series 2006-EQ2, Class A2 0.321%, due 1/25/37 (b)(c)	1,735,976	993,947
Specialty Underwriting & Residential Finance Series 2006-BC4, Class A2B 0.321%, due 9/25/37 (b)(c)	1,218,296	972,879
Terwin Mortgage Trust Series 2005-14HE, Class AF2 4.849%, due 8/25/36 (a)(b)	125,527	127,691

		14,238,132

Student Loans 0.2%
Keycorp Student Loan Trust Series 2000-A, Class A2 0.747%, due 5/25/29 (c)	1,234,929	1,131,097

Total Asset-Backed Securities (Cost $16,610,315)		15,369,229

Convertible Bonds 5.8%
Aerospace & Defense 0.2%
L-3 Communications Corp. 3.00%, due 8/1/35	1,326,000	1,335,945

Apparel 0.1%
Iconix Brand Group, Inc. 2.50%, due 6/1/16 (d)	729,000	729,456

Auto Parts & Equipment 0.1%
Meritor, Inc. 4.00%, due 2/15/27 (a)	1,390,000	1,033,812

Biotechnology 0.1%
Gilead Sciences, Inc. 1.00%, due 5/1/14	537,000	817,247

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2012, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments††† October 31, 2012 (continued)

	Principal Amount	Value

Convertible Bonds (continued)
Coal 0.2%
Alpha Natural Resources, Inc. 2.375%, due 4/15/15	$557,000	$508,262
Peabody Energy Corp. 4.75%, due 12/15/41	1,143,000	1,041,559

		1,549,821

Computers 0.4%
EMC Corp. 1.75%, due 12/1/13	1,051,000	1,631,683
Mentor Graphics Corp. 4.00%, due 4/1/31	747,000	849,245
SanDisk Corp. 1.50%, due 8/15/17	603,000	672,722

		3,153,650

Distribution & Wholesale 0.2%
WESCO International, Inc. 6.00%, due 9/15/29	769,000	1,835,987

Electronics 0.2%
TTM Technologies, Inc. 3.25%, due 5/15/15	1,356,000	1,372,102

Health Care—Products 0.3%
Teleflex, Inc. 3.875%, due 8/1/17	1,726,000	2,132,689

Health Care—Services 0.1%
WellPoint, Inc. 2.75%, due 10/15/42 (d)	604,000	632,690

Household Products & Wares 0.1%
Jarden Corp. 1.875%, due 9/15/18 (d)	853,000	857,265

Internet 0.2%
DealerTrack Holdings, Inc. 1.50%, due 3/15/17 (d)	85,000	88,772
Symantec Corp. Series B 1.00%, due 6/15/13	614,000	667,725
VeriSign, Inc. 3.25%, due 8/15/37	408,000	507,195

		1,263,692

Iron & Steel 0.5%
Allegheny Technologies, Inc. 4.25%, due 6/1/14	1,951,000	2,144,880
ArcelorMittal 5.00%, due 5/15/14	975,000	993,891

	Principal Amount	Value

Iron & Steel (continued)
Steel Dynamics, Inc. 5.125%, due 6/15/14	$71,000	$75,837
United States Steel Corp. 4.00%, due 5/15/14	286,000	293,329

		3,507,937

Lodging 0.1%
♦ MGM Resorts International 4.25%, due 4/15/15	717,000	736,718

Machinery—Diversified 0.1%
Chart Industries, Inc. 2.00%, due 8/1/18	494,000	631,703

Mining 0.4%
Newmont Mining Corp. 1.25%, due 7/15/14	2,247,000	2,960,422

Miscellaneous—Manufacturing 0.3%
Danaher Corp. (zero coupon), due 1/22/21	1,694,000	2,555,822

Oil & Gas Services 0.1%
Subsea 7 S.A. 3.50%, due 10/13/14	400,000	578,240

Pharmaceuticals 0.4%
BioMarin Pharmaceutical, Inc. 1.875%, due 4/23/17	423,000	817,448
Salix Pharmaceuticals, Ltd.
1.50%, due 3/15/19 (d)	301,000	287,831
2.75%, due 5/15/15	547,000	623,238
Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	995,000	1,060,297

		2,788,814

Real Estate Investment Trusts 0.2%
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (d)	1,305,000	1,450,997

Retail 0.3%
Costco Wholesale Corp. (zero coupon), due 8/19/17	926,000	2,074,819

Semiconductors 0.6%
Intel Corp. 3.25%, due 8/1/39	1,131,000	1,380,527
Microchip Technology, Inc. 2.125%, due 12/15/37	667,000	809,988

14	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Convertible Bonds (continued)
Semiconductors (continued)
ON Semiconductor Corp. Series B 2.625%, due 12/15/26	$1,130,000	$1,166,019
Xilinx, Inc. 2.625%, due 6/15/17	673,000	874,900

		4,231,434

Telecommunications 0.6%
Ciena Corp. 4.00%, due 3/15/15 (d)	594,000	627,412
InterDigital, Inc. 2.50%, due 3/15/16	349,000	366,232
SBA Communications Corp.
1.875%, due 5/1/13	922,000	1,488,454
4.00%, due 10/1/14	699,000	1,567,071

		4,049,169

Total Convertible Bonds (Cost $40,038,493)		42,280,431

Corporate Bonds 25.2%
Aerospace & Defense 0.3%
B/E Aerospace, Inc. 6.875%, due 10/1/20	1,805,000	2,003,550

Agriculture 0.0%‡
Lorillard Tobacco Co. 8.125%, due 6/23/19	255,000	327,994

Airlines 1.3%
Continental Airlines, Inc.
Series A 7.25%, due 11/10/19	2,010,893	2,322,581
7.875%, due 7/2/18	1,477,970	1,526,004
U.S. Airways Group, Inc. Series A 6.25%, due 4/22/23	1,354,745	1,449,577
U.S. Airways, Inc. Class A Class A Series 2012-1, Pass-Through Trust 5.90%, due 10/1/24	2,455,000	2,675,950
UAL 2009-1 Pass-Through Trust 10.40%, due 11/1/16	1,212,192	1,392,566

		9,366,678

Auto Manufacturers 0.7%
Chrysler Group LLC / CG Co-Issuer, Inc. 8.25%, due 6/15/21	2,100,000	2,244,375

	Principal Amount	Value

Auto Manufacturers (continued)
Ford Motor Co.
6.625%, due 10/1/28	$1,500,000	$1,705,791
7.45%, due 7/16/31	450,000	569,250
8.90%, due 1/15/32	215,000	285,144

		4,804,560

Auto Parts & Equipment 0.5%
Continental Rubber of America Corp. 4.50%, due 9/15/19 (d)	2,200,000	2,247,300
Goodyear Tire & Rubber Co. (The) 8.25%, due 8/15/20	1,200,000	1,303,500

		3,550,800

Banks 2.2%
AgriBank FCB 9.125%, due 7/15/19	300,000	397,061
Bank of America Corp.
5.625%, due 7/1/20	1,200,000	1,400,048
6.50%, due 8/1/16	135,000	157,014
7.625%, due 6/1/19	1,015,000	1,287,132
8.00%, due 12/31/49 (c)	1,500,000	1,670,580
CIT Group, Inc.
4.25%, due 8/15/17	100,000	102,581
5.00%, due 5/15/17	1,745,000	1,838,881
Citigroup, Inc.
6.875%, due 6/1/25	1,715,000	2,247,053
8.50%, due 5/22/19	85,000	113,341
Discover Bank 8.70%, due 11/18/19	1,955,000	2,556,206
Fifth Third Bancorp 6.25%, due 5/1/13	255,000	262,117
JPMorgan Chase & Co. 7.90%, due 12/31/49 (c)	1,500,000	1,727,595
Morgan Stanley 4.875%, due 11/1/22	1,125,000	1,137,297
Wells Fargo & Co. 7.98%, due 12/31/49 (c)	1,200,000	1,419,000

		16,315,906

Building Materials 1.0%
Boise Cascade LLC 7.125%, due 10/15/14	826,000	827,569
♦USG Corp.
6.30%, due 11/15/16	4,695,000	4,777,163
9.75%, due 1/15/18	1,330,000	1,453,025

		7,057,757

Chemicals 0.7%
Dow Chemical Co. (The)
4.125%, due 11/15/21	1,605,000	1,754,356
8.55%, due 5/15/19	225,000	305,124
Hexion U.S. Finance Corp. 6.625%, due 4/15/20	1,735,000	1,730,663

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments††† October 31, 2012 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Chemicals (continued)
Huntsman International LLC 5.50%, due 6/30/16	$80,000	$80,200
Rockwood Specialties Group, Inc. 4.625%, due 10/15/20	1,525,000	1,570,750

		5,441,093

Coal 0.1%
Alpha Natural Resources, Inc.
6.00%, due 6/1/19	1,100,000	965,250
6.25%, due 6/1/21	110,000	95,700

		1,060,950

Commercial Services 0.7%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 8.25%, due 1/15/19	2,640,000	2,880,900
Hertz Corp. (The) 7.375%, due 1/15/21	700,000	753,375
Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares) 9.75%, due 11/15/49 (d)(e)(f)(g)	110,000	1,760
UR Merger Sub Corp. 8.375%, due 9/15/20	1,625,000	1,779,375

		5,415,410

Computers 0.5%
NCR Corp. 5.00%, due 7/15/22 (d)	2,200,000	2,246,750
SunGard Data Systems, Inc.
6.625%, due 11/1/19 (d)	1,100,000	1,109,625
7.375%, due 11/15/18	200,000	215,250
7.625%, due 11/15/20	200,000	217,250

		3,788,875

Diversified Financial Services 0.3%
Alterra Finance LLC 6.25%, due 9/30/20	200,000	221,844
GE Capital Trust II 5.50%, due 9/15/67 (c)	€640,000	807,304
General Electric Capital Corp. 6.50%, due 9/15/67 (c)	£760,000	1,241,473

		2,270,621

Electric 0.7%
Allegheny Energy Supply Co. LLC 5.75%, due 10/15/19 (d)	$305,000	337,350
CMS Energy Corp.
5.05%, due 3/15/22	735,000	821,031
6.25%, due 2/1/20	195,000	232,647
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. 10.00%, due 12/1/20	1,563,000	1,707,578

	Principal Amount	Value

Electric (continued)
Wisconsin Energy Corp. 6.25%, due 5/15/67 (c)	$1,554,717	$1,667,434

		4,766,040

Entertainment 0.2%
Mohegan Tribal Gaming Authority 10.50%, due 12/15/16 (d)	1,370,000	1,291,225
Pinnacle Entertainment, Inc. 8.625%, due 8/1/17	120,000	129,600
Tunica-Biloxi Gaming Authority 9.00%, due 11/15/15 (d)	123,000	110,700

		1,531,525

Environmental Controls 0.2%
EnergySolutions, Inc. / EnergySolutions LLC 10.75%, due 8/15/18	1,195,000	1,108,363

Finance—Auto Loans 0.1%
Ford Motor Credit Co. LLC 5.875%, due 8/2/21	350,000	402,991

Finance—Consumer Loans 0.8%
HSBC Finance Capital Trust IX 5.911%, due 11/30/35 (c)	2,400,000	2,392,104
SLM Corp. 6.25%, due 1/25/16	1,700,000	1,836,085
Springleaf Finance Corp. 6.90%, due 12/15/17	1,765,000	1,553,200

		5,781,389

Finance—Credit Card 0.2%
American Express Co. 6.80%, due 9/1/66 (c)	1,600,000	1,738,000

Finance—Mortgage Loan/Banker 0.2%
Countrywide Financial Corp. 6.25%, due 5/15/16	1,200,000	1,322,641

Food 0.3%
JBS USA LLC / JBS USA Finance, Inc. 8.25%, due 2/1/20 (d)	480,000	495,600
Smithfield Foods, Inc. 7.75%, due 7/1/17	1,500,000	1,695,000

		2,190,600

Forest Products & Paper 0.2%
Boise Paper Holdings LLC / Boise Co-Issuer Co. 8.00%, due 4/1/20	1,400,000	1,533,000

16	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Gas 0.1%
Southern Union Co. 7.60%, due 2/1/24	$650,000	$835,757

Health Care—Products 0.2%
Kinetic Concepts, Inc. / KCI U.S.A., Inc. 10.50%, due 11/1/18 (d)	1,300,000	1,384,500

Health Care—Services 0.6%
CHS / Community Health Systems, Inc. 5.125%, due 8/15/18	1,775,000	1,841,562
CIGNA Corp. 4.375%, due 12/15/20	270,000	297,855
HCA, Inc. 8.00%, due 10/1/18	1,825,000	2,107,875

		4,247,292

Home Builders 1.6%
Beazer Homes USA, Inc. 6.875%, due 7/15/15	1,825,000	1,834,125
K Hovnanian Enterprises, Inc. 7.25%, due 10/15/20 (d)	5,435,000	5,733,925
MDC Holdings, Inc. 5.625%, due 2/1/20	2,750,000	3,065,579
Shea Homes, L.P. / Shea Homes Funding Corp. 8.625%, due 5/15/19	1,300,000	1,446,250

		12,079,879

Household Products & Wares 0.3%
Mead Products LLC / ACCO Brands Corp. 6.75%, due 4/30/20 (d)	1,789,000	1,827,016
Reynolds Group Issuer, Inc. 9.875%, due 8/15/19	260,000	272,350

		2,099,366

Insurance 3.3%
Allstate Corp. (The) 6.50%, due 5/15/57 (c)	3,790,000	4,074,250
American International Group, Inc.
4.875%, due 3/15/67 (c)	€1,300,000	1,456,677
Series A2 5.75%, due 3/15/67 (c)	£700,000	1,031,347
Chubb Corp. (The) 6.375%, due 3/29/67 (c)	$1,660,000	1,801,100
♦ Hartford Financial Services Group, Inc. 6.10%, due 10/1/41	4,100,000	4,976,887
Hartford Life, Inc. 7.65%, due 6/15/27	355,000	465,393
Liberty Mutual Group, Inc.
7.80%, due 3/15/37 (d)	1,760,000	1,975,600
10.75%, due 6/15/58 (c)(d)	750,000	1,117,500

	Principal Amount	Value

Insurance (continued)
Pacific Life Insurance Co. 7.90%, due 12/30/23 (d)	$2,575,000	$3,146,246
Progressive Corp. (The) 6.70%, due 6/15/37 (c)	3,700,000	4,028,375

		24,073,375

Lodging 1.6%
Caesars Entertainment Operating Co., Inc. 10.00%, due 12/15/18	1,800,000	1,125,000
Harrah’s Operating Co., Inc. 11.25%, due 6/1/17	240,000	259,800
♦ MGM Resorts International
6.75%, due 10/1/20 (d)	8,531,000	8,467,017
8.625%, due 2/1/19 (d)	80,000	86,500
10.375%, due 5/15/14	40,000	44,950
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
7.75%, due 8/15/20	1,500,000	1,683,750
7.875%, due 11/1/17	240,000	262,800

		11,929,817

Machinery—Construction & Mining 0.3%
Terex Corp. 8.00%, due 11/15/17	1,800,000	1,878,750

Machinery—Diversified 0.0%‡
Manitowoc Co., Inc. (The) 7.125%, due 11/1/13	240,000	240,000

Media 1.1%
Cequel Communications Holdings I LLC / Cequel Capital Corp. 8.625%, due 11/15/17 (d)	3,625,000	3,878,750
Clear Channel Communications, Inc.
5.50%, due 12/15/16	335,000	216,075
6.875%, due 6/15/18	2,070,000	1,293,750
DISH DBS Corp. 7.125%, due 2/1/16	1,400,000	1,564,500
NBC Universal Media LLC 5.15%, due 4/30/20	160,000	191,608
Time Warner Cable, Inc. 8.25%, due 2/14/14	340,000	371,900
Time Warner, Inc. 7.70%, due 5/1/32	300,000	439,614

		7,956,197

Mining 0.4%
Century Aluminum Co. 8.00%, due 5/15/14	1,313,000	1,331,054
Old AII, Inc. 7.875%, due 11/1/20 (d)	1,900,000	1,890,500

		3,221,554

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments††† October 31, 2012 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Miscellaneous—Manufacturing 0.5%
Amsted Industries, Inc. 8.125%, due 3/15/18 (d)	$3,500,000	$3,762,500

Office & Business Equipment 0.0%‡
Xerox Corp. 4.25%, due 2/15/15	300,000	318,679

Oil & Gas 1.8%
Chesapeake Energy Corp. 6.625%, due 8/15/20	2,350,000	2,467,500
♦Linn Energy LLC / Linn Energy Finance Corp. 8.625%, due 4/15/20	6,190,000	6,770,312
Nabors Industries, Inc. 5.00%, due 9/15/20	1,000,000	1,114,190
Plains Exploration & Production Co. 6.125%, due 6/15/19	1,700,000	1,695,750
Samson Investment Co. 9.75%, due 2/15/20 (d)	1,270,000	1,339,850

		13,387,602

Oil & Gas Services 0.3%
Geokinetics Holdings USA, Inc. 9.75%, due 12/15/14	505,000	220,938
Hornbeck Offshore Services, Inc. 5.875%, due 4/1/20	1,700,000	1,729,750

		1,950,688

Pipelines 0.3%
Energy Transfer Partners, L.P. 4.65%, due 6/1/21	1,455,000	1,615,964
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp. 6.25%, due 6/15/22	140,000	151,550
ONEOK, Inc. 6.00%, due 6/15/35	350,000	411,083

		2,178,597

Real Estate Investment Trusts 0.1%
Health Care REIT, Inc. 4.70%, due 9/15/17	290,000	325,163
ProLogis, L.P. 7.375%, due 10/30/19	195,000	242,449

		567,612

Retail 0.1%
CVS Caremark Corp. 5.789%, due 1/10/26 (d)(f)	253,990	284,193
Wal-Mart Stores, Inc. 6.75%, due 10/15/23	314,000	427,161

		711,354

	Principal Amount	Value

Semiconductors 0.2%
Freescale Semiconductor, Inc. 9.25%, due 4/15/18 (d)	$1,600,000	$1,712,000

Software 0.7%
Fidelity National Information Services, Inc. 7.875%, due 7/15/20	1,485,000	1,659,487
First Data Corp.
7.375%, due 6/15/19 (d)	2,535,000	2,623,725
8.875%, due 8/15/20 (d)	635,000	692,150

		4,975,362

Telecommunications 0.5%
CommScope, Inc. 8.25%, due 1/15/19 (d)	1,975,000	2,128,062
Hughes Satellite Systems Corp. 7.625%, due 6/15/21	1,200,000	1,335,000

		3,463,062

Total Corporate Bonds (Cost $170,472,521)		184,752,686

Foreign Bonds 0.5%
Banks 0.3%
Canada Square Operations PLC 7.50%, due 12/31/49 (c)	£1,035,000	1,668,226

Packaging & Containers 0.2%
Rexam PLC 6.75%, due 6/29/67 (c)	€1,250,000	1,668,161

Total Foreign Bonds (Cost $3,297,191)		3,336,387

Foreign Government Bonds 0.8%
Banks 0.3%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21	£1,186,000	2,398,473

Foreign Sovereign 0.5%
Portugal Obrigacoes do Tesouro OT Series Reg S 4.95%, due 10/25/23	€3,420,000	3,424,357
Republic of Venezuela 6.00%, due 12/9/20	$309,000	235,613

		3,659,970

Total Foreign Government Bonds (Cost $4,544,939)		6,058,443

18	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Loan Assignments & Participations 1.0% (h)
Airlines 0.3%
U.S. Airways Group, Inc. Term Loan 2.711%, due 3/21/14	$1,944,444	$1,896,238

Automobile 0.4%
Allison Transmission, Inc. Extended Term Loan B2 3.72%, due 8/7/17	2,868,875	2,870,668

Media 0.2%
Clear Channel Communications, Inc. Term Loan B 3.862%, due 1/29/16	1,964,135	1,620,718

Metals & Mining 0.1%
FMG America Finance, Inc. Term Loan 5.25%, due 10/18/17	1,100,000	1,094,328

Total Loan Assignments & Participations (Cost $7,637,974)		7,481,952

Mortgage-Backed Securities 1.5%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.4%
Banc of America Commercial Mortgage, Inc. Series 2007-2, Class A4 5.631%, due 4/10/49 (i)	400,000	465,000
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.441%, due 12/25/36 (c)(d)(e)	287,883	222,656
Bear Stearns Commercial Mortgage Securities Series 2006-PW12, Class AAB 5.687%, due 9/11/38 (i)	181,558	185,583
Series 2007-PW16, Class A4 5.716%, due 6/11/40 (i)	400,000	476,150
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.061%, due 12/10/49 (i)	200,000	241,989
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1, Class AM 5.219%, due 7/15/44 (i)	1,000,000	1,105,161
Commercial Mortgage Pass-Through Certificates Series 2006-C8, Class AAB 5.291%, due 12/10/46	420,527	435,224

	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (d)	$860,000	$1,018,931
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2004-C3, Class A5 4.878%, due 1/15/42	510,000	550,462
Series 2007-CB20, Class A3 5.819%, due 2/12/51	500,000	521,888
Series 2007-LD12, Class A3 5.971%, due 2/15/51 (i)	500,000	533,163
LB-UBS Commercial Mortgage Trust Series 2006-C7, Class A3 5.347%, due 11/15/38	500,000	576,141
Series 2007-C6, Class AAB 5.855%, due 7/15/40	469,578	503,058
Series 2007-C6, Class A3 5.933%, due 7/15/40	500,000	553,693
Merrill Lynch / Countrywide Commercial Mortgage Trust Series 2007-8, Class A2 5.912%, due 8/12/49 (i)	424,095	444,681
Morgan Stanley Capital I, Inc. Series 2007-IQ14, Class AAB 5.654%, due 4/15/49 (c)	459,844	498,024
Series 2006-HQ9, Class AM 5.773%, due 7/12/44 (c)	500,000	561,264
Timberstar Trust Series 2006-1, Class A 5.668%, due 10/15/36 (d)	280,000	316,030
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class AM 5.339%, due 11/15/48	500,000	552,601
WaMu Mortgage Pass-Through Certificates Series 2006-AR14, Class 1A1 2.298%, due 11/25/36 (i)	796,621	632,407

		10,394,106

Residential Mortgage (Collateralized Mortgage Obligation) 0.1%
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.65%, due 2/25/42 (c)(d)(e)(f)	678,866	544,253

Total Mortgage-Backed Securities (Cost $10,006,651)		10,938,359

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments††† October 31, 2012 (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies 1.6%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.1%
6.50%, due 11/1/16	$18,133	$19,444
6.50%, due 2/1/27	224	256
6.50%, due 5/1/29	37,012	43,336
6.50%, due 6/1/29	16,476	18,991
6.50%, due 7/1/29	69,698	81,466
6.50%, due 8/1/29	33,676	39,421
6.50%, due 9/1/29	2,506	2,934
6.50%, due 6/1/32	11,762	13,640
6.50%, due 1/1/37	10,007	11,375
7.00%, due 3/1/26	322	380
7.00%, due 9/1/26	11,249	13,349
7.00%, due 7/1/32	32,806	38,876
7.50%, due 1/1/16	2,268	2,413
7.50%, due 5/1/32	16,244	19,900

		305,781

Federal National Mortgage Association (Mortgage Pass-Through Securities) 0.0%‡
4.50%, due 7/1/20	9,115	9,842
4.50%, due 3/1/21	20,974	22,647
6.00%, due 4/1/19	2,631	2,917
7.00%, due 10/1/37	3,265	3,886
7.00%, due 11/1/37	31,948	38,018
7.50%, due 10/1/15	16,013	17,056

		94,366

Government National Mortgage Association (Mortgage Pass-Through Securities) 0.0%‡
5.00%, due 12/15/37	14,432	15,813
5.50%, due 9/15/35	43,128	47,806
6.50%, due 4/15/29	159	187
6.50%, due 5/15/29	454	536
6.50%, due 10/15/31	6,678	7,768
7.00%, due 9/15/23	988	1,152
7.00%, due 7/15/25	1,878	2,218
7.00%, due 12/15/25	4,437	5,239
7.00%, due 11/15/27	14,223	16,954
7.00%, due 12/15/27	63,564	75,767
7.00%, due 6/15/28	4,690	5,613
7.50%, due 3/15/26	8,651	9,079
7.50%, due 6/15/26	504	604
7.50%, due 10/15/30	28,612	33,233
8.00%, due 8/15/26	1,955	2,023
8.00%, due 9/15/26	151	155
8.00%, due 10/15/26	13,210	15,988
8.50%, due 11/15/26	23,148	23,845

		263,980

	Principal Amount	Value

♦United States Treasury Bonds 1.4%
3.00%, due 5/15/42	$9,186,000	$9,488,853
4.375%, due 5/15/40	475,000	625,961

		10,114,814

United States Treasury Notes 0.1%
1.25%, due 3/15/14	235,000	238,213
3.625%, due 8/15/19	385,000	449,517

		687,730

Total U.S. Government & Federal Agencies (Cost $11,460,941)		11,466,671

Yankee Bonds 4.6% (j)
Banks 0.0%‡
HSBC Holdings PLC 5.10%, due 4/5/21	115,000	135,596
Royal Bank of Scotland Group PLC 2.55%, due 9/18/15	205,000	210,148

		345,744

Building Materials 0.4%
Desarrolladora Homex S.A.B. de C.V. 9.50%, due 12/11/19 (d)	1,650,000	1,648,020
Urbi Desarrollos Urbanos S.A.B. de C.V. 9.50%, due 1/21/20 (d)	1,700,000	1,564,000

		3,212,020

Cosmetics & Personal Care 0.3%
Albea Beauty Holdings S.A. 8.375%, due 11/1/19 (d)	1,850,000	1,877,750

Diversified Financial Services 0.1%
Permanent TSB PLC 3.60%, due 1/14/13 (d)	400,000	400,000

Finance—Leasing Companies 0.2%
Banque PSA Finance S.A. 5.75%, due 4/4/21 (d)	1,800,000	1,731,904

Food 0.9%
Grupo Bimbo S.A.B. de C.V. 4.50%, due 1/25/22 (d)	1,640,000	1,804,075
JBS Finance II, Ltd. 8.25%, due 1/29/18 (d)	675,000	703,688
Minerva Luxembourg S.A. 12.25%, due 2/10/22 (d)	2,000,000	2,380,000
Virgolino de Oliveira Finance, Ltd. 11.75%, due 2/9/22 (d)	1,700,000	1,657,500

		6,545,263

Holding Company—Diversified 0.0%‡
Hutchison Whampoa International, Ltd. 7.625%, due 4/9/19 (d)	215,000	276,566

20	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Yankee Bonds (continued)
Insurance 0.4%
Oil Insurance, Ltd. 3.342%, due 12/31/49 (c)(d)	$1,320,000	$1,178,800
Swiss Re Capital I, L.P. 6.854%, due 12/31/49 (c)(d)	1,350,000	1,408,356

		2,587,156

Investment Company 0.4%
CDP Financial, Inc. 4.40%, due 11/25/19 (d)	2,300,000	2,663,810

Iron & Steel 0.2%
Vale S.A. 5.625%, due 9/11/42	1,545,000	1,655,163

Mining 1.1%
Anglo American Capital PLC 9.375%, due 4/8/19 (d)	250,000	333,670
FMG Resources August 2006 Pty, Ltd. 8.25%, due 11/1/19 (d)	2,000,000	2,000,000
Rio Tinto Finance USA, Ltd. 9.00%, due 5/1/19	1,300,000	1,784,869
Vedanta Resources PLC 8.25%, due 6/7/21 (d)	1,690,000	1,736,475
Xstrata Finance Canada, Ltd. 5.80%, due 11/15/16 (d)	2,005,000	2,272,224

		8,127,238

Miscellaneous—Manufacturing 0.1%
Siemens Financieringsmaatschappij N.V. 6.125%, due 8/17/26 (d)	300,000	395,744

Oil & Gas 0.2%
ENI S.p.A. 4.15%, due 10/1/20 (d)	175,000	179,267
Gazprom International S.A. 7.201%, due 2/1/20 (d)	180,733	202,421
OGX Austria GmbH 8.50%, due 6/1/18 (d)	1,345,000	1,173,512
TNK-BP Finance S.A. 7.50%, due 7/18/16 (d)	200,000	228,470

		1,783,670

Transportation 0.3%
CHC Helicopter S.A. 9.25%, due 10/15/20	1,690,000	1,715,350

	Principal Amount	Value

Transportation (continued)
Hapag-Lloyd A.G. 9.75%, due 10/15/17 (d)	$375,000	$365,625

		2,080,975

Total Yankee Bonds (Cost $32,819,671)		33,683,003

Total Long-Term Bonds (Cost $296,888,696)		315,367,161

	Shares
Common Stocks 47.2%
Aerospace & Defense 1.3%
BAE Systems PLC	723,950	3,647,350
Lockheed Martin Corp.	50,750	4,753,753
Meggitt PLC	235,950	1,469,749

		9,870,852

Agriculture 3.9%
Altria Group, Inc.	176,998	5,628,536
British American Tobacco PLC	61,747	3,058,578
Imperial Tobacco Group PLC	151,650	5,726,566
Lorillard, Inc.	38,090	4,418,821
Philip Morris International, Inc.	58,913	5,217,335
Reynolds American, Inc.	109,920	4,577,069

		28,626,905

Auto Manufacturers 0.8%
Daimler A.G.	91,200	4,258,473
Ford Motor Co.	125,000	1,395,000

		5,653,473

Banks 0.6%
CIT Group, Inc. (g)	28,100	1,045,882
Citigroup, Inc.	41,000	1,532,990
Westpac Banking Corp.	82,606	2,187,460

		4,766,332

Beverages 2.1%
Anheuser-Busch InBev N.V.	64,097	5,359,445
Coca-Cola Co. (The)	53,770	1,999,168
Coca-Cola Enterprises, Inc.	65,600	2,062,464
Diageo PLC, Sponsored ADR (k)	39,550	4,518,192
PepsiCo., Inc.	24,300	1,682,532

		15,621,801

Building Materials 0.1%
U.S. Concrete, Inc. (e)(g)	83,147	639,400

Chemicals 1.6%
BASF S.E.	61,944	5,132,855
Bayer A.G.	27,750	2,416,700
E.I. du Pont de Nemours & Co.	88,616	3,945,184

		11,494,739

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Portfolio of Investments††† October 31, 2012 (continued)

	Shares	Value

Common Stocks (continued)
Commercial Services 0.6%
Automatic Data Processing, Inc.	37,000	$2,138,230
R.R. Donnelley & Sons Co.	210,350	2,107,707

		4,245,937

Computers 0.3%
Diebold, Inc.	80,850	2,405,288

Distribution & Wholesale 0.3%
Genuine Parts Co.	35,500	2,221,590

Electric 4.1%
CMS Energy Corp.	117,650	2,861,248
Dominion Resources, Inc.	51,550	2,720,809
Duke Energy Corp.	89,673	5,890,619
Integrys Energy Group, Inc.	49,130	2,654,985
PPL Corp.	60,850	1,799,943
SCANA Corp.	45,608	2,238,441
Southern Co. (The)	36,550	1,712,002
SSE PLC	166,250	3,884,778
TECO Energy, Inc.	162,150	2,897,621
Terna S.p.A.	897,300	3,372,801

		30,033,247

Electrical Components & Equipment 0.5%
Emerson Electric Co.	69,673	3,374,263

Electronics 0.5%
Honeywell International, Inc.	59,350	3,634,594

Engineering & Construction 0.5%
Vinci S.A.	84,945	3,759,413

Entertainment 0.5%
Regal Entertainment Group Class A	238,150	3,657,984

Environmental Controls 0.3%
Waste Management, Inc.	75,500	2,471,870

Finance—Other Services 0.5%
CME Group, Inc.	32,050	1,792,557
NYSE Euronext	91,200	2,258,112

		4,050,669

Food 1.6%
H.J. Heinz Co.	33,350	1,917,959
Nestle S.A. Registered	94,405	5,990,911
Unilever PLC	55,300	2,062,344
WM Morrison Supermarkets PLC	432,950	1,871,744

		11,842,958

	Shares	Value

Food Services 0.4%
Compass Group PLC	249,700	$2,740,081

Gas 1.4%
♦National Grid PLC	526,750	6,005,549
NiSource, Inc.	70,991	1,808,141
Vectren Corp.	83,450	2,467,617

		10,281,307

Household Products & Wares 1.2%
Kimberly-Clark Corp.	69,245	5,778,495
Reckitt Benckiser Group PLC	47,550	2,877,517

		8,656,012

Insurance 2.1%
Arthur J. Gallagher & Co.	105,600	3,742,464
Muenchener Rueckversicherungs-Gesellschaft A.G. Registered	29,880	4,802,389
SCOR SE	167,350	4,466,189
Travelers Cos., Inc. (The)	30,100	2,135,294

		15,146,336

Investment Company 0.0%‡
BGP Holdings PLC (e)(f)(g)	20,068	3

Machinery—Diversified 0.3%
Deere & Co.	22,150	1,892,496

Media 2.4%
Comcast Corp. Class A	114,650	4,177,846
Dex One Corp. (g)	2,323	2,323
♦Pearson PLC	329,700	6,624,061
Shaw Communications, Inc.	173,800	3,786,621
Time Warner, Inc.	66,650	2,895,943

		17,486,794

Miscellaneous—Manufacturing 0.3%
Orkla ASA	327,800	2,593,054

Office & Business Equipment 0.3%
Pitney Bowes, Inc.	138,527	1,989,248

Oil & Gas 2.4%
ConocoPhillips	46,650	2,698,703
Diamond Offshore Drilling, Inc.	40,850	2,828,454
ExxonMobil Corp.	22,805	2,079,132
Royal Dutch Shell PLC, ADR (k)	70,350	4,817,568
Total S.A.	97,868	4,924,377

		17,348,234

22	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Pharmaceuticals 3.9%
Abbott Laboratories	35,900	$2,352,168
AstraZeneca PLC, Sponsored ADR (k)	93,600	4,343,040
Bristol-Myers Squibb Co.	75,935	2,524,839
GlaxoSmithKline PLC	145,400	3,253,272
Johnson & Johnson	39,367	2,787,971
Merck & Co., Inc.	65,359	2,982,331
Novartis A.G.	59,350	3,571,961
Roche Holding A.G., Genusscheine	19,550	3,759,696
Sanofi	35,500	3,120,622

		28,695,900

Pipelines 1.4%
Enterprise Products Partners, L.P.	55,300	2,914,863
Kinder Morgan Energy Partners, L.P.	46,050	3,852,543
MarkWest Energy Partners, L.P.	34,650	1,879,069
Spectra Energy Corp.	63,650	1,837,576

		10,484,051

Retail 0.3%
McDonald’s Corp.	21,942	1,904,566

Semiconductors 1.3%
KLA-Tencor Corp.	58,500	2,721,420
Microchip Technology, Inc.	128,850	4,039,448
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (k)	170,350	2,708,565

		9,469,433

Software 0.9%
Microsoft Corp.	101,723	2,902,666
Oracle Corp.	110,353	3,426,460

		6,329,126

Telecommunications 7.0%
AT&T, Inc.	123,027	4,255,504
♦BCE, Inc.	164,750	7,201,987
CenturyLink, Inc.	134,401	5,158,310
Comverse Technology, Inc. (g)	7,732	50,954
Deutsche Telekom A.G.	374,650	4,277,671
Philippine Long Distance Telephone Co., Sponsored ADR (k)	26,450	1,680,369
Rogers Communications, Inc. Class B	76,950	3,377,710
♦Swisscom A.G.	15,270	6,343,781
Telstra Corp, Ltd.	628,250	2,699,921
Verizon Communications, Inc.	132,274	5,904,711
Vivendi S.A.	186,673	3,819,277
♦Vodafone Group PLC	2,391,427	6,493,042

		51,263,237

Toys, Games & Hobbies 0.6%
Mattel, Inc.	111,400	4,097,292

	Shares	Value

Transportation 0.4%
FirstGroup PLC	940,450	$2,891,124

Water 0.5%
United Utilities Group PLC	341,100	3,726,545

Total Common Stocks (Cost $295,147,196)		345,366,154

Convertible Preferred Stocks 1.6%
Aerospace & Defense 0.1%
United Technologies Corp. 7.50%	16,100	875,518

Auto Manufacturers 0.1%
General Motors Co. 4.75%	15,000	609,300

Auto Parts & Equipment 0.1%
Goodyear Tire & Rubber Co. (The) 5.88%	13,000	546,650

Banks 0.6%
Bank of America Corp. 7.25% Series L	800	891,784
Citigroup, Inc. 7.50%	13,200	1,349,040
Wells Fargo & Co. 7.50% Series L	1,800	2,250,000

		4,490,824

Hand & Machine Tools 0.1%
Stanley Black & Decker, Inc. 4.75%	6,200	750,634

Insurance 0.2%
♦Hartford Financial Services Group, Inc. 7.25%	75,400	1,541,930

Investment Management/Advisory Services 0.2%
Affiliated Managers Group, Inc. 5.10%	30,100	1,595,300

Media 0.0%‡
Nielsen Holdings N.V. 6.25%	4,600	251,419

Oil & Gas 0.2%
Energy XXI Bermuda, Ltd. 5.63%	2,400	857,250

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Portfolio of Investments††† October 31, 2012 (continued)

	Shares	Value

Convertible Preferred Stocks (continued)
Oil & Gas (continued)
Sanchez Energy Corp. (d)(g) 4.88%	5,800	$285,862

		1,143,112

Total Convertible Preferred Stocks (Cost $12,082,412)		11,804,687

Preferred Stocks 0.6%
Insurance 0.3%
MetLife, Inc. 6.50%	89,400	2,292,216

Media 0.3%
ProSiebenSat.1 Media A.G. 5.34%	84,300	2,349,206

Total Preferred Stocks (Cost $4,241,971)		4,641,422

	Number of Warrants
Warrants 0.0%‡
Media 0.0%‡
ION Media Networks, Inc. Second Lien Expires 12/18/39 (e)(f)(g)(l)	6	0	(m)
Unsecured Debt Expires 12/18/16 (e)(f)(g)(l)	6	0	(m)

Total Warrants (Cost $20)		0	(m)

	Principal Amount
Short-Term Investment 6.2%
Repurchase Agreement 6.2%
State Street Bank and Trust Co. 0.01%, dated 10/31/12 due 11/1/12 proceeds at Maturity $45,264,842 (Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 10/17/22, with Principal Amount of $45,995,000 and Market Value of $46,176,405)	$45,264,829	$45,264,829

Total Short-Term Investment (Cost $45,264,829)		45,264,829

Total Investments (Cost $653,625,124) (p)	98.7%	722,444,253
Other Assets, Less Liabilities	1.3	9,204,410
Net Assets	100.0%	$731,648,663

	Contracts Long	Unrealized Appreciation (Depreciation) (n)
Futures Contracts (0.4%)
Standard & Poor’s 500 Index Mini December 2012 (o)	1,400	$(3,167,500)

Total Futures Contracts Long (Settlement Value $98,476,000)		(3,167,500)

	Contracts Short
United States Treasury Notes December 2012 (5 Year) (o)	(457)	(54,697)

Total Futures Contracts Short (Settlement Value $56,782,250)		(54,697)

Total Futures Contracts (Settlement Value $41,693,750)		$(3,222,197)

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).

‡	Less than one-tenth of a percent.

(a)	Step coupon. Rate shown is the rate in effect as of October 31, 2012.

(b)	Subprime mortgage investment and other asset-backed securities. The total market value of these securities as of October 31, 2012 is $10,488,616, which represents 1.4% of the Fund’s net assets.

(c)	Floating rate—Rate shown is the rate in effect as of October 31, 2012.

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(e)	Illiquid security. The total market value of these securities as of October 31, 2012 is $1,408,072, which represents 0.2% of the Fund’s net assets.

(f)	Fair valued security. The total market value of these securities as of October 31, 2012 is $830,209, which represents 0.1% of the Fund’s net assets.

(g)	Non-income producing security.

(h)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the rate(s) in effect as of October 31, 2012. Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.

(i)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of October 31, 2012.

(j)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(k)	ADR—American Depositary Receipt.

(l)	Restricted security.

(m)	Less than one dollar.

(n)	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2012.

24	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(o)	As of October 31, 2012, cash in the amount of $5,151,350 is on deposit with the broker for futures transactions.

(p)	As of October 31, 2012, cost is $652,176,731 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$89,856,527
Gross unrealized depreciation	(19,589,005)

Net unrealized appreciation	$70,267,522

The following abbreviations are used in the above portfolio:

€—Euro

£—British Pound Sterling

As of October 31, 2012, the Fund held the following foreign currency forward contracts:

Foreign Currency Sale Contracts	Expiration Date	Counterparty	Contract Amount Sold		Contract Amount Purchased		Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	12/6/12	JPMorgan Chase Bank	EUR	33,482,000	USD	43,439,212	USD	28,212
Pound Sterling vs. U.S. Dollar	12/6/12	JPMorgan Chase Bank	GBP	19,963,000		31,794,272		(417,349)
Net unrealized appreciation (depreciation) on foreign currency forward contracts							USD	(389,137)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$15,369,229	$—		$15,369,229
Convertible Bonds	—	42,280,431	—		42,280,431
Corporate Bonds (b)	—	184,466,733	285,953		184,752,686
Foreign Bonds	—	3,336,387	—		3,336,387
Foreign Government Bonds	—	6,058,443	—		6,058,443
Loan Assignments & Participations	—	7,481,952	—		7,481,952
Mortgage-Backed Securities (c)	—	10,394,106	544,253		10,938,359
U.S. Government & Federal Agencies	—	11,466,671	—		11,466,671
Yankee Bonds	—	33,683,003	—		33,683,003

Total Long-Term Bonds	—	314,536,955	830,206		315,367,161

Common Stocks (d)	345,366,151	—	3		345,366,154
Convertible Preferred Stocks	11,804,687	—	—		11,804,687
Preferred Stocks	4,641,422	—	—		4,641,422
Warrants (e)	—	—	0	(e)	0	(e)
Short-Term Investment
Repurchase Agreement	—	45,264,829	—		45,264,829

Total Investments in Securities	361,812,260	359,801,784	830,209		722,444,253

Other Financial Instruments
Foreign Currency Forward Contracts (f)	—	28,212	—		28,212

Total Investments in Securities and Other Financial Instruments	$361,812,260	$359,829,996	$830,209		$722,472,465

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Portfolio of Investments††† October 31, 2012 (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (f)	$—	$(417,349)	$—	$(417,349)
Futures Contracts Long (f)	(3,167,500)	—	—	(3,167,500)
Futures Contracts Short (f)	(54,697)	—	—	(54,697)

Total Other Financial Instruments	$(3,222,197)	$(417,349)	$—	$(3,639,546)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $1,760 and $284,193 are held in Commercial Services and Retail, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(c)	The Level 3 security valued at $544,253 is held in Residential Mortgage (Collateralized Mortgage Obligation) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(d)	The Level 3 security valued at $3 is held in Investment Company within the Common Stocks section of the Portfolio of Investments.

(e)	The Level 3 securities valued at less than one dollar are held in Media within the Warrants section of the Portfolio of Investments.

(f)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2011		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2012		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2012 (a)
Long-Term Bonds
Corporate Bonds
Commercial Services	$1,760		$—	$—	$—		$—	$—	$—	$—	$1,760		$—
Retail	278,122		(259)	(259)	19,472		—	(12,883)	—	—	284,193		19,756
Loan Assignments & Participations Machinery	312		(3,041)	(74,769)	77,498		—	—	—	—	—		—
Mortgage-Backed Securities
Residential Mortgage (Collateralized Mortgage Obligation)	633,007		—	—	(64,278)		—	(24,476)	—	—	544,253		(66,725)
Common Stocks
Investment Company	3		—	—	0	(b)	—	—	—	—	3		—
Warrants
Media	0	(b)	—	—	—		—	—	—	—	0	(b)	—

Total	$913,204		$(3,300)	$(75,028)	$32,692		$—	$(37,359)	$—	$—	$830,209		$(46,969)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Less than one dollar.

26	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2012

Assets
Investment in securities, at value (identified cost $653,625,124)	$722,444,253
Cash collateral on deposit at broker	5,151,350
Cash denominated in foreign currencies (identified cost $565,102)	566,816
Receivables:
Dividends and interest	5,522,116
Investment securities sold	2,011,576
Fund shares sold	1,016,151
Other assets	26,463
Unrealized appreciation on foreign currency forward contracts	28,212

Total assets	736,766,937

Liabilities
Payables:
Investment securities purchased	3,040,230
Fund shares redeemed	472,781
Manager (See Note 3)	398,180
Transfer agent (See Note 3)	373,662
Variation margin on futures contracts	170,250
NYLIFE Distributors (See Note 3)	158,837
Shareholder communication	45,835
Professional fees	22,391
Custodian	8,458
Trustees	2,215
Accrued expenses	8,086
Unrealized depreciation on foreign currency forward contracts	417,349

Total liabilities	5,118,274

Net assets	$731,648,663

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$418,136
Additional paid-in capital	697,834,311

698,252,447
Undistributed net investment income	135,567
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	(31,943,789)
Net unrealized appreciation (depreciation) on investments and futures contracts	65,596,932
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(392,494)

Net assets	$731,648,663

Investor Class
Net assets applicable to outstanding shares	$160,758,248

Shares of beneficial interest outstanding	9,205,930

Net asset value per share outstanding	$17.46
Maximum sales charge (5.50% of offering price)	1.02

Maximum offering price per share outstanding	$18.48

Class A
Net assets applicable to outstanding shares	$292,602,597

Shares of beneficial interest outstanding	16,762,065

Net asset value per share outstanding	$17.46
Maximum sales charge (5.50% of offering price)	1.02

Maximum offering price per share outstanding	$18.48

Class B
Net assets applicable to outstanding shares	$51,232,757

Shares of beneficial interest outstanding	2,920,609

Net asset value and offering price per share outstanding	$17.54

Class C
Net assets applicable to outstanding shares	$22,444,286

Shares of beneficial interest outstanding	1,281,403

Net asset value and offering price per share outstanding	$17.52

Class I
Net assets applicable to outstanding shares	$204,610,775

Shares of beneficial interest outstanding	11,643,551

Net asset value and offering price per share outstanding	$17.57

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Statement of Operations for the year ended October 31, 2012

Investment Income (Loss)
Income
Interest	$18,710,752
Dividends (a)	15,604,546

Total income	34,315,298

Expenses
Manager (See Note 3)	4,338,445
Distribution/Service—Investor Class (See Note 3)	406,508
Distribution/Service—Class A (See Note 3)	656,854
Distribution/Service—Class B (See Note 3)	549,980
Distribution/Service—Class C (See Note 3)	139,690
Transfer agent (See Note 3)	1,438,732
Shareholder communication	106,397
Professional fees	92,042
Registration	75,107
Custodian	57,386
Trustees	18,316
Miscellaneous	52,354

Total expenses	7,931,811

Net investment income (loss)	26,383,487

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	4,042,635
Futures transactions	21,313,550
Foreign currency transactions	410,543

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	25,766,728

Net change in unrealized appreciation (depreciation) on:
Investments	38,007,126
Futures contracts	(7,553,678)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	5,188,844

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	35,642,292

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	61,409,020

Net increase (decrease) in net assets resulting from operations	$87,792,507

(a)	Dividends recorded net of foreign withholding taxes in the amount of $788,403.

28	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2012 and October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$26,383,487	$26,060,639
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	25,766,728	41,535,303
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	35,642,292	(27,945,312)

Net increase (decrease) in net assets resulting from operations	87,792,507	39,650,630

Dividends to shareholders:
From net investment income:
Investor Class	(5,900,968)	(5,865,470)
Class A	(10,557,156)	(9,611,379)
Class B	(1,558,486)	(1,746,756)
Class C	(417,633)	(304,467)
Class I	(7,601,444)	(6,884,253)

Total dividends to shareholders	(26,035,687)	(24,412,325)

Capital share transactions:
Net proceeds from sale of shares	102,526,815	59,978,153
Net asset value of shares issued to shareholders in reinvestment of dividends	25,166,825	23,685,357
Cost of shares redeemed	(98,350,492)	(114,713,132)

Increase (decrease) in net assets derived from capital share transactions	29,343,148	(31,049,622)

Net increase (decrease) in net assets	91,099,968	(15,811,317)

Net Assets
Beginning of year	640,548,695	656,360,012

End of year	$731,648,663	$640,548,695

Undistributed net investment income at end of year	$135,567	$1,671,718

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Financial Highlights selected per share data and ratios

	Investor Class
	Year ended October 31,					February 28, 2008** through October 31,
	2012	2011	2010	2009		2008
Net asset value at beginning of period	$15.93	$15.58	$13.89	$12.58		$16.50

Net investment income (loss) (a)	0.62	0.60	0.59	0.30		0.19
Net realized and unrealized gain (loss) on investments	1.39	0.37	1.81	1.36		(3.89)
Net realized and unrealized gain (loss) on foreign currency transactions	0.14	(0.05)	(0.16)	0.00	‡	0.01

Total from investment operations	2.15	0.92	2.24	1.66		(3.69)

Less dividends:
From net investment income	(0.62)	(0.57)	(0.55)	(0.35)		(0.23)

Net asset value at end of period	$17.46	$15.93	$15.58	$13.89		$12.58

Total investment return (b)	13.72%	5.92%	16.39%	13.57%		(22.65	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.73%	3.73%	4.02%	2.40%		1.84	% ††
Net expenses	1.37%	1.40%	1.50%	1.40%		1.29	% ††
Expenses (before waiver/reimbursement)	1.37%	1.40%	1.50%	1.72%		1.50	% ††
Portfolio turnover rate	25%	33%	76%	182	%(d)	101	% (d)
Net assets at end of period (in 000’s)	$160,758	$163,168	$170,852	$161,824		$136,858

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 151% and 86% for the years ended October 31, 2009 and 2008, respectively.

30	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Year ended October 31,
	2012	2011	2010	2009		2008
Net asset value at beginning of year	$15.92	$15.58	$13.88	$12.57		$20.10

Net investment income (loss) (a)	0.67	0.66	0.64	0.33		0.32
Net realized and unrealized gain (loss) on investments	1.40	0.35	1.82	1.36		(5.27)
Net realized and unrealized gain (loss) on foreign currency transactions	0.14	(0.05)	(0.16)	0.00	‡	0.01

Total from investment operations	2.21	0.96	2.30	1.69		(4.94)

Less dividends and distributions:
From net investment income	(0.67)	(0.62)	(0.60)	(0.38)		(0.32)
From net realized gain on investments	—	—	—	—		(2.27)

Total dividends and distributions	(0.67)	(0.62)	(0.60)	(0.38)		(2.59)

Net asset value at end of year	$17.46	$15.92	$15.58	$13.88		$12.57

Total investment return (b)	14.16%	6.21%	16.80%	13.82%		(27.88%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.03%	4.05%	4.37%	2.60%		1.93%
Net expenses	1.06%	1.08%	1.15%	1.20%		1.18%
Expenses (before waiver/reimbursement)	1.06%	1.08%	1.15%	1.23%		1.26%
Portfolio turnover rate	25%	33%	76%	182	%(c)	101	% (c)
Net assets at end of year (in 000’s)	$292,603	$242,939	$239,564	$222,648		$185,491

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 151% and 86% for the years ended October 31, 2009 and 2008, respectively.

	Class B
	Year ended October 31,
	2012	2011	2010	2009		2008
Net asset value at beginning of year	$15.99	$15.64	$13.93	$12.61		$20.15

Net investment income (loss) (a)	0.50	0.49	0.48	0.21		0.18
Net realized and unrealized gain (loss) on investments	1.40	0.35	1.84	1.35		(5.28)
Net realized and unrealized gain (loss) on foreign currency transactions	0.14	(0.05)	(0.17)	0.00	‡	0.01

Total from investment operations	2.04	0.79	2.15	1.56		(5.09)

Less dividends and distributions:
From net investment income	(0.49)	(0.44)	(0.44)	(0.24)		(0.18)
From net realized gain on investments	—	—	—	—		(2.27)

Total dividends and distributions	(0.49)	(0.44)	(0.44)	(0.24)		(2.45)

Net asset value at end of year	$17.54	$15.99	$15.64	$13.93		$12.61

Total investment return (b)	12.87%	5.14%	15.53%	12.77%		(28.53%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.99%	2.98%	3.25%	1.65%		1.12%
Net expenses	2.12%	2.15%	2.24%	2.14%		1.99%
Expenses (before waiver/reimbursement)	2.12%	2.15%	2.24%	2.47%		2.15%
Portfolio turnover rate	25%	33%	76%	182	%(c)	101	% (c)
Net assets at end of year (in 000’s)	$51,233	$59,225	$71,239	$79,742		$76,420

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 151% and 86% for the years ended October 31, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	31

Financial Highlights selected per share data and ratios

	Class C
	Year ended October 31,
	2012	2011	2010	2009		2008
Net asset value at beginning of year	$15.97	$15.62	$13.92	$12.59		$20.12

Net investment income (loss) (a)	0.49	0.48	0.48	0.22		0.18
Net realized and unrealized gain (loss) on investments	1.41	0.36	1.82	1.35		(5.27)
Net realized and unrealized gain (loss) on foreign currency transactions	0.14	(0.05)	(0.16)	0.00	‡	0.01

Total from investment operations	2.04	0.79	2.14	1.57		(5.08)

Less dividends and distributions:
From net investment income	(0.49)	(0.44)	(0.44)	(0.24)		(0.18)
From net realized gain on investments	—	—	—	—		(2.27)

Total dividends and distributions	(0.49)	(0.44)	(0.44)	(0.24)		(2.45)

Net asset value at end of year	$17.52	$15.97	$15.62	$13.92		$12.59

Total investment return (b)	12.96%	5.08%	15.55%	12.69%		(28.47%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.88%	2.98%	3.27%	1.67%		1.12%
Net expenses	2.12%	2.15%	2.24%	2.17%		1.99%
Expenses (before waiver/reimbursement)	2.12%	2.15%	2.24%	2.47%		2.15%
Portfolio turnover rate	25%	33%	76%	182	%(c)	101	% (c)
Net assets at end of year (in 000’s)	$22,444	$10,899	$10,312	$9,622		$1,563

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 151% and 86% for the years ended October 31, 2009 and 2008, respectively.

	Class I
	Year ended October 31,
	2012	2011	2010	2009		2008
Net asset value at beginning of year	$16.02	$15.67	$13.97	$12.65		$20.25

Net investment income (loss) (a)	0.72	0.70	0.68	0.77		0.37
Net realized and unrealized gain (loss) on investments	1.40	0.36	1.82	0.97		(5.33)
Net realized and unrealized gain (loss) on foreign currency transactions	0.14	(0.05)	(0.16)	0.00	‡	0.01

Total from investment operations	2.26	1.01	2.34	1.74		(4.95)

Less dividends and distributions:
From net investment income	(0.71)	(0.66)	(0.64)	(0.42)		(0.38)
From net realized gain on investments	—	—	—	—		(2.27)

Total dividends and distributions	(0.71)	(0.66)	(0.64)	(0.42)		(2.65)

Net asset value at end of year	$17.57	$16.02	$15.67	$13.97		$12.65

Total investment return (b)	14.41%	6.50%	17.07%	14.14%		(27.60%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.28%	4.30%	4.60%	3.74%		2.31%
Net expenses	0.81%	0.83%	0.89%	0.97%		0.79%
Expenses (before waiver/reimbursement)	0.81%	0.83%	0.89%	0.97%		0.97%
Portfolio turnover rate	25%	33%	76%	182	%(c)	101	% (c)
Net assets at end of year (in 000’s)	$204,611	$164,317	$164,393	$189,333		$43

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 151% and 86% for the years ended October 31, 2009 and 2008, respectively.

32	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) were organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Income Builder Fund (the “Fund”), a diversified fund.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on December 29, 1987. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income consistent with reasonable opportunity for future growth of capital and income.

Note 2—Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee will meet (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee shall meet at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)) of the Fund. These procedures shall be reviewed by the Board no less frequently than annually. Any revisions to these procedures deemed necessary shall be reported to the Board at its next regularly scheduled meeting.

Securities are valued using unadjusted market prices, when available, as supplied primarily by third party pricing services or dealers. To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

mainstayinvestments.com	33

Notes to Financial Statements (continued)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market value cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2012, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisors reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2012, the Fund held securities with a value of $830,209 that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisors may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of October 31, 2012, foreign equity securities held by the Fund were not fair valued in such a manner.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible bonds and municipal debt securities) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible bonds and municipal debt securities) supplied by a pricing agent or broker selected by the Fund’s Manager in consultation with the Fund’s Subadvisor if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, if any, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

34	MainStay Income Builder Fund

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service, and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by single broker quotes obtained from the engaged independent pricing service with significant unobservable inputs and are generally categorized as Level 3 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source, and a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon their current interpretation of tax rules and regulations that exist in the market in which they invest. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended October 31, 2012, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, at least quarterly and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

mainstayinvestments.com	35

Notes to Financial Statements (continued)

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Loan Assignments, Participations and Commitments.  The Fund invests in loan assignments and loan participations. Loan assignments and participations (“loans”) are agreements to make money available (a “commitment”) to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower (“intermediate participants”). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and recorded in the Statement of Assets and Liabilities. As of October 31, 2012, the Fund did not hold any unfunded commitments.

(J)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(K)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may enter into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be

36	MainStay Income Builder Fund

large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(L)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Mortgage Dollar Rolls.  The Fund may enter into mortgage dollar roll (“MDR”) transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(N)  Rights and Warrants.  A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security cannot be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if the warrant is not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The Fund is exposed to risk until each sale is completed. As of October 31, 2012, the Fund did not hold any rights.

(O)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2012.

(P)  Restricted Securities.  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 6)

mainstayinvestments.com	37

Notes to Financial Statements (continued)

(Q)  Concentration of Risk.  The Fund invests in high-yield securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Fund invests in floating rate loans. The floating rate loans in which the Fund principally invests are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be less liquid than higher quality debt securities. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In the event of a recession or serious credit event, among other eventualities, the Fund’s investments in floating rate loans are more likely to decline.

(R)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(S)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of October 31, 2012:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk		Interest Rate Contracts Risk	Total
Warrants	Investments in securities, at value	$—	$0	(a)	$—	$0	(a)
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	28,212	—		—	28,212

Total Fair Value		$28,212	$0	(a)	$—	$28,212

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (b)	$—	$(3,167,500)	$(54,697)	$(3,222,197)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(417,349)	—	—	(417,349)

Total Fair Value		$(417,349)	$(3,167,500)	$(54,697)	$(3,639,546)

(a)	Less than one dollar.

(b)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

38	MainStay Income Builder Fund

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2012:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$21,651,574	$(338,024)	$21,313,550
Forward Contracts	Net realized gain (loss) on foreign currency transactions	605,638	—	—	605,638

Total Realized Gain (Loss)		$605,638	$21,651,574	$(338,024)	$21,919,188

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$(7,579,750)	$26,072	$(7,553,678)
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	5,228,860	—	—	5,228,860

Total Change in Unrealized Appreciation (Depreciation)		$5,228,860	$(7,579,750)	$26,072	$(2,324,818)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Warrants	—	12	—	12
Futures Contracts Long	—	1,633	95	1,728
Futures Contracts Short	—	—	(278)	(278)
Forward Contracts Long	$24,490,185	—	—	$24,490,185
Forward Contracts Short	$(111,641,936)	—	—	$(111,641,936)

(1)	Amount disclosed represents the weighted average held during the year ended October 31, 2012.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor, pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and MacKay Shields, is responsible for the overall asset allocation decisions of the Fund and is responsible for the day-to-day portfolio management of the fixed-income portion of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment advisor, serves as Subadvisor pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Epoch, is responsible for the day-to-day portfolio management of the equity portion of the Fund. New York Life Investments pays for the services of the Subadvisors.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.64% up to $500 million; 0.60% from $500 million to $1 billion; and 0.575% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate was 0.64% for the year ended October 31, 2012, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

mainstayinvestments.com	39

Notes to Financial Statements (continued)

For the year ended October 31, 2012, New York Life Investments earned fees from the Fund in the amount of $4,338,445.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $22,194 and $52,966, respectively, for the year ended October 31, 2012. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $68, $2,913, $55,222 and $2,056, respectively, for the year ended October 31, 2012.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2012, were as follows:

Investor Class	$684,906
Class A	275,215
Class B	231,778
Class C	58,555
Class I	188,278

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2012, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$3,478	0.0	%‡
Class I	83,063,114	40.6

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

As of October 31, 2012, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$1,760,437	$(36,949,478)	$—	$68,585,257	$33,396,216

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, mark to market of foreign forward contracts and future contracts, partnership investments, straddle adjustments and class actions.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2012 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(1,883,951)	$1,286,143	$597,808

The reclassifications for the Fund are primarily due to foreign currency gain (loss), partnership investments, reclassification of amendment fees, consent fees, defaulted bond income accruals and contingent payment debt instruments (“CPDI”).

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

40	MainStay Income Builder Fund

As of October 31, 2012, for federal income tax purposes, capital loss carryforwards of $36,949,478 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2016	$19,833	—
2017	17,116	—
Unlimited	—	—
Total	$36,949	$—

The Fund utilized $23,386,657 of capital loss carryforwards during the year ended October 31, 2012.

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 shown in the Statements of Changes in Net Assets was as follows:

	2012	2011
Distributions paid from:
Ordinary Income	$26,035,687	$24,412,325

Note 5–Foreign Currency Transactions

As of October 31, 2012, the Fund held the following foreign currencies:

		Currency		Cost		Value
Canadian Dollar	CAD	3	USD	0	USD	3
Euro	EUR	376,142		486,844		487,535
Pound Sterling	GBP	49,126		78,258		79,278
Total			USD	565,102	USD	566,816

(a)	Less than one dollar.

Note 6–Restricted Securities

As of October 31, 2012, the Fund held the following restricted securities:

Security	Date(s) of Acquisition	Number of Warrants	Cost	10/31/2012 Value		Percent of Net Assets
ION Media Networks, Inc.
Warrant, Second Lien, Expires 12/18/39	12/20/10	6	$—	$0	(a)	0.00	%‡
Warrant, Unsecured Debt, Expires 12/18/16	3/12/10	6	20	0	(a)	0.00	‡
Total			$20	$0	(a)	0.00	%‡

‡	Less than one-tenth of a percent.

(a)	Less than one dollar.

Note 7–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 8–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under an amended credit agreement, the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain

MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 28, 2013, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 29, 2012, the aggregate commitment amount was $125,000,000 with an optional maximum amount of $175,000,000. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the year ended October 31, 2012.

Note 9–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2012, purchases and sales of U.S. government securities were $14,987 and $20,476, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $184,238 and $136,247, respectively.

mainstayinvestments.com	41

Notes to Financial Statements (continued)

Note 10–Capital Share Transactions

Investor Class	Shares	Amount
Year ended October 31, 2012:
Shares sold	300,478	$5,034,969
Shares issued to shareholders in reinvestment of dividends	352,875	5,859,051
Shares redeemed	(1,157,017)	(19,304,664)

Net increase (decrease) in shares outstanding before conversion	(503,664)	(8,410,644)
Shares converted into Investor Class (See Note 1)	561,420	9,379,360
Shares converted from Investor Class (See Note 1)	(1,097,592)	(18,805,363)

Net increase (decrease)	(1,039,836)	$(17,836,647)

Year ended October 31, 2011:
Shares sold	301,623	$4,894,870
Shares issued to shareholders in reinvestment of dividends	362,106	5,822,096
Shares redeemed	(1,274,246)	(20,699,932)

Net increase (decrease) in shares outstanding before conversion	(610,517)	(9,982,966)
Shares converted into Investor Class (See Note 1)	618,525	9,861,583
Shares converted from Investor Class (See Note 1)	(728,615)	(11,845,881)

Net increase (decrease)	(720,607)	$(11,967,264)

Class A	Shares	Amount
Year ended October 31, 2012:
Shares sold	2,112,879	$35,891,107
Shares issued to shareholders in reinvestment of dividends	601,558	10,007,149
Shares redeemed	(2,524,241)	(42,299,856)

Net increase (decrease) in shares outstanding before conversion	190,196	3,598,400
Shares converted into Class A (See Note 1)	1,371,450	23,393,132
Shares converted from Class A (See Note 1)	(59,140)	(1,036,401)

Net increase (decrease)	1,502,506	$25,955,131

Year ended October 31, 2011:
Shares sold	961,146	$15,591,460
Shares issued to shareholders in reinvestment of dividends	564,789	9,077,397
Shares redeemed	(2,421,542)	(39,109,362)

Net increase (decrease) in shares outstanding before conversion	(895,607)	(14,440,505)
Shares converted into Class A (See Note 1)	987,670	16,038,026
Shares converted from Class A (See Note 1)	(211,977)	(3,277,620)

Net increase (decrease)	(119,914)	$(1,680,099)

Class B	Shares	Amount
Year ended October 31, 2012:
Shares sold	362,058	$6,096,769
Shares issued to shareholders in reinvestment of dividends	91,121	1,517,631
Shares redeemed	(462,521)	(7,756,057)

Net increase (decrease) in shares outstanding before conversion	(9,342)	(141,657)
Shares converted from Class B (See Note 1)	(773,238)	(12,930,728)

Net increase (decrease)	(782,580)	$(13,072,385)

Year ended October 31, 2011:
Shares sold	320,728	$5,219,365
Shares issued to shareholders in reinvestment of dividends	105,511	1,706,694
Shares redeemed	(615,040)	(10,014,062)

Net increase (decrease) in shares outstanding before conversion	(188,801)	(3,088,003)
Shares converted from Class B (See Note 1)	(663,457)	(10,776,108)

Net increase (decrease)	(852,258)	$(13,864,111)

Class C	Shares	Amount
Year ended October 31, 2012:
Shares sold	697,896	$11,977,966
Shares issued to shareholders in reinvestment of dividends	17,535	294,626
Shares redeemed	(116,451)	(1,931,390)

Net increase (decrease)	598,980	$10,341,202

Year ended October 31, 2011:
Shares sold	135,557	$2,204,643
Shares issued to shareholders in reinvestment of dividends	13,722	221,566
Shares redeemed	(127,134)	(2,065,857)

Net increase (decrease)	22,145	$360,352

Class I	Shares	Amount
Year ended October 31, 2012:
Shares sold	2,546,530	$43,526,004
Shares issued to shareholders in reinvestment of dividends	447,441	7,488,368
Shares redeemed	(1,605,981)	(27,058,525)

Net increase (decrease)	1,387,990	$23,955,847

Year ended October 31, 2011:
Shares sold	1,956,364	$32,067,815
Shares issued to shareholders in reinvestment of dividends	424,064	6,857,604
Shares redeemed	(2,614,201)	(42,823,919)

Net increase (decrease)	(233,773)	$(3,898,500)

42	MainStay Income Builder Fund

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2012, events and transactions subsequent to October 31, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified except as described below.

On December 6, 2012, Epoch Holding Corporation, the parent company of the Fund’s Subadvisor, announced that it has agreed to be acquired by TD Bank. Subject to the approval of Epoch Holding Corporation’s stockholders, receipt of regulatory approvals and satisfaction of other customary closing conditions for a transaction of this type, this transaction is expected to close in the first half of 2013.

mainstayinvestments.com	43

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Income Builder Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Income Builder Fund of The MainStay Funds as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2012

44	MainStay Income Builder Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2012, the Fund designated approximately $14,961,838 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2012, should be multiplied by 24.9% to arrive at the corporate dividends received deduction.

In February 2013, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2012. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2012.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling (1-800-SEC-0330).

mainstayinvestments.com	45

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Trust, Eclipse Funds Inc., MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay Defined Term Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Board Member*	John Y. Kim 9/24/60	Indefinite; Eclipse Trust: Trustee since 2008; Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011 Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011	Member of the Board of Managers, President and Chief Executive Officer (since 2008), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board, MacKay Shields LLC since 2008; Chairman of the Board, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC and McMorgan & Company LLC; Chairman of the Board, NYLIFE Distributors LLC and Chairman of the Board, NYLCAP Manager LLC (since 2008) President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	75	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

46	MainStay Income Builder Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51

Indefinite;
Eclipse Trust: Chairman since 2005, and Trustee since 2000;
Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (12 funds);
MainStay Funds Trust: Chairman and Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Chairman and Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Chairman and Trustee since 2011

Private Advisors Alternative Strategies Fund: Chairman and Trustee since 2011

MainStay DefinedTerm Municipal Opportunities Fund: Chairman and Trustee since 2011.

			President, Strategic Management Advisors LLC (since 1990)	75	Trustee, Legg Mason Partners Funds, since 1992 (51 portfolios)

mainstayinvestments.com	47

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Alan R. Latshaw 3/27/51

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;
Eclipse Funds Inc.:
Director and Audit Committee Financial Expert since 2007 (1 fund);
The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (12 funds);
MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (31 funds); and
MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	75	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

48	MainStay Income Builder Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002; Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	75	None
	Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	75	None

mainstayinvestments.com	49

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Richard S. Trutanic 2/13/52	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	75	None

50	MainStay Income Builder Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;

Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund);

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2009 (31 funds); and

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Visiting Professor, University of California—San Diego (since October 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stem School of Business, New York University (2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	75	None

mainstayinvestments.com	51

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	John A. Weisser 10/22/41	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	75	Trustee, Direxion Funds since 2007 (21 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (47 portfolios)

52	MainStay Income Builder Fund

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

	Name and Date of Birth	Positions(s) Held with the Funds and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds (2006 to 2008); Assistant Secretary, Eclipse Trust, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)
	Stephen P. Fisher 2/22/59	President, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company FSB (since 2006); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

mainstayinvestments.com	53

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

MainStay 130/30 Core Fund

International/Global Equity

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay 130/30 International Fund

Income

Taxable Bond

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Term Bond Fund

MainStay Money Market Fund

Municipal Bond

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Madison Square Investors LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,

169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.

NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a service mark and name under which New York Life Investment Management LLC does business.

MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2013 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-28353 MS265-12	MSIB11-12/12 NL014

MainStay Global High Income Fund

Message from the President and Annual Report

October 31, 2012

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Message from the President

Most major equity markets delivered positive results for the 12 months ended October 31, 2012. In the United States, stocks provided solid double-digit returns. With a few notable exceptions, international stock markets generally ended the reporting period in positive territory.

The stock market’s advance, however, was far from uniform. After rising to an early peak at the end of March 2012, domes-

tic and international stocks lost ground until the beginning of June. After that, stocks generally rose, reaching their high point for the reporting period in mid-September. Although stocks remained relatively buoyant through mid-October, they drifted lower as the reporting period came to a close.

A variety of forces converged to help fuel these market movements. Investors kept a close eye on developments in the European sovereign debt crisis. The European Central Bank’s Long Term Refinancing Operations helped stabilize European credit markets and provide needed liquidity. Although private holders of Greek sovereign debt had to accept a reduction in their recovery value, the anticipated voluntary exchange provided a positive spark to the markets. Rising unemployment and new austerity measures may impede economic growth as the European Union seeks to strike a delicate balance between fiscal and monetary policies.

In the United States, the Federal Reserve announced an open-ended agency mortgage-backed security purchase program, which helped calm market concerns. The Federal Reserve also continued its maturity extension program (referred to by some as “operation twist”), which seeks to put downward pressure on longer-term interest rates. At the short end of the yield curve, the Federal Reserve maintained the federal funds rate in a near-zero range. In September 2012, the Federal Open Market Committee anticipated that “exceptionally low levels for the federal funds rate” were “likely to be warranted at least through mid-2015.”

With markets stabilizing and short-term interest rates at very low levels, yield-hungry investors had incentives to lengthen maturities and accept higher risk. Domestic high-yield bonds provided double-digit returns for the reporting period, municipal bonds and convertible securities provided high single-digit returns, and domestic corporate bonds provided positive overall returns.

While most investors are pleased when markets rise, MainStay portfolio managers know that long-term results depend on more than short-term market movements. They also depend on the consistent application of well-defined investment strategies and risk-management techniques over longer periods. Our long-term perspective gives our portfolio managers the ability to look past the daily ups and downs of the market as they pursue the specific investment objectives of their individual Funds.

At MainStay, we believe that a long-term perspective can help investors as well. Instead of trying to capitalize on short-term market movements, you may prefer to focus on the long-term potential that can come from getting invested, staying invested and adding to your investments over time. Of course, past performance is no guarantee of future results.

The following pages contain more specific information on the securities, market events and investment decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2012. We invite you to read the information carefully and use it as part of your ongoing portfolio evaluation and investment review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2012

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	10.32 15.52%	7.93 8.93%	11.57 12.08%	1.32 1.32%
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	10.47 15.68	8.07 9.07	11.64 12.15	1.22 1.22
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	9.60 14.60	7.82 8.12	11.24 11.24	2.07 2.07
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	13.59 14.59	8.13 8.13	11.25 11.25	2.07 2.07
Class I Shares[4]	No Sales Charge		15.95	9.34	12.43	0.97

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been different.
4.	Performance figures for Class I shares, first offered on August 31, 2007, include the historical performance of Class A shares through August 30, 2007 adjusted for certain fees and expenses. Unadjusted, the performance shown for Class I shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Ten Years
JPMorgan EMBI Global Diversified Index[5]	15.53%	9.73%	11.34%
Average Lipper Emerging Markets Debt Fund[6]	14.85	8.68	12.03

5.	The JPMorgan EMBI Global Diversified Index is a market-capitalization weighted, total return index tracking the traded market for U.S. dollar-denominated Brady Bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities. The JPMorgan EMBI Global Diversified Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an Index.
6.	The average Lipper emerging markets debt fund is representative of funds that seek either current income or total return by investing at least 65% of total assets in emerging market debt securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Global High Income Fund

Cost in Dollars of a $1,000 Investment in MainStay Global High Income Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2012, to October 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2012. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/12	Ending Account Value (Based on Actual Returns and Expenses) 10/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,087.90	$6.72	$1,018.70	$6.50

Class A Shares	$1,000.00	$1,088.40	$5.98	$1,019.40	$5.79

Class B Shares	$1,000.00	$1,083.90	$10.63	$1,014.90	$10.28

Class C Shares	$1,000.00	$1,082.90	$10.63	$1,014.90	$10.28

Class I Shares	$1,000.00	$1,089.70	$4.67	$1,020.70	$4.52

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.28% for Investor Class, 1.14% for Class A, 2.03% for Class B and Class C and 0.89% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of October 31, 2012 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Issuers Held as of October 31, 2012 (excluding short-term investment)

1.	Republic of Turkey, 5.125%–9.00%, due 3/8/17–1/14/41
2.	Republic of Philippines, 4.00%–9.50%, due 6/17/19–2/2/30
3.	Republic of Venezuela, 6.00%–9.25%, due 12/9/20–5/7/28
4.	Republic of Indonesia, 4.875%–6.625%, due 5/5/21–2/17/37
5.	Republic of Colombia, 4.375%, due 7/12/21
6.	Majapahit Holding B.V., 8.00%, due 8/7/19
7.	Republic of Croatia, 6.375%–6.625%, due 7/14/20–3/24/21
8.	United Mexican States, 7.25%, due 12/15/16
9.	Republic of Peru, 7.35%, due 7/21/25
10.	KazMunayGas National, 11.75%, due 1/23/15

8	MainStay Global High Income Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Michael Kimble and Jakob Bak, PhD, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Global High Income Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2012?

Excluding all sales charges, MainStay Global High Income Fund returned 15.52% for Investor Class shares, 15.68% for Class A shares, 14.60% for Class B shares and 14.59% for Class C shares for the 12 months ended October 31, 2012. Over the same period, the Fund’s Class I shares returned 15.95%. Investor Class, Class A shares and Class I shares outperformed—and Class B and Class C shares underperformed—the 14.85% return of the average Lipper1 emerging markets debt fund for the 12 months ended October 31, 2012. Class A shares and Class I shares outperformed—and Investor Class, Class B and Class C shares underperformed—the 15.53% return of the JPMorgan EMBI Global Diversified Index2 for the reporting period. The JPMorgan EMBI Global Diversified Index is the Fund’s broad- based securities-market index. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Although there were times of volatility, emerging market debt market fundamentals remained strong throughout the reporting period. From the demand side, investors continued the pursuit for yield, which supported emerging market debt prices throughout the reporting period. The Fund’s strong performance was largely attributable to its positions in corporate bonds and, to a lesser degree, to positions in local currency denominated bonds, neither of which are components of the JPMorgan EMBI Global Diversified Index. The Fund continued to hold an overweight position in corporate debt because we believed that the yield premium corporate bonds offered relative to sovereign debt could add value to the Fund.

What was the Fund’s duration3 strategy during the reporting period?

During the reporting period, the Fund’s duration was shorter than that of JPMorgan EMBI Global Diversified Index, in large part because of the Fund’s corporate bond exposure. Since corporate bonds generally tend to have shorter maturities than sovereign debt, corporate exposure would tend to lower the Fund’s duration. Corporate debt also tends to have a lower sensitivity to interest rates than sovereign debt. As a result, the Fund lowered its exposure to a higher interest-rate environment on two fronts: with shorter duration and with increased credit exposure.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The general improvement in global macroeconomic data during the reporting period led us to increase the Fund’s exposure to corporate debt. In light of the continuing European sovereign debt crisis, we restricted the Fund’s purchases primarily to corporate bonds that we determined to have only minor exposure to Europe. Additionally, we slightly increased the Fund’s exposure to local currency bonds. From a country allocation perspective, we increased the Fund’s exposure to Mexico, while modestly reducing its position in Venezuela and eliminating its allocation to debt issued by the Cayman Islands.

During the reporting period, which countries were the strongest contributors to the Fund’s performance and which countries were particularly weak?

During the reporting period, most of the countries represented in the Fund posted positive performance. Belize, however, was particularly weak, and the Fund’s holdings in that country sold off more than 9% as the government showed a decreased willingness to pay. Venezuela posted strong gains on talk of Hugo Chavez’s deteriorating health, which could lead to a change in power.

How did the Fund’s sector and country weightings change during the reporting period?

During the reporting period, we increased the Fund’s allocation to corporate bonds. From a country perspective, we increased the Fund’s exposure to Mexico, initiated exposure to Portugal and eliminated exposure to the Cayman Islands.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2012, the Fund was overweight relative to the JPMorgan EMBI Global Diversified Index in corporate and local-currency bonds and underweight in sovereign bonds. As of the same date, the Fund held overweight positions relative to the JPMorgan EMBI Global Diversified Index in Mexico and Vene- zuela. As of the same date, the Fund’s most significant under- weight positions relative to the Index were in South Africa, Malaysia and Chile.

1.	See page 6 for more information on Lipper Inc.
2.	See page 6 for more information on the JPMorgan EMBI Global Diversified Index.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	9

Portfolio of Investments ††† October 31, 2012

	Principal Amount	Value

Long-Term Bonds 96.7%† Corporate Bonds 43.8%
Australia 0.7%
Mirabela Nickel, Ltd. 8.75%, due 4/15/18 (a)	$3,000,000	$2,460,000

Austria 0.9%
OGX Austria GmbH 8.50%, due 6/1/18 (a)	3,750,000	3,271,875

Brazil 1.5%
Banco Bradesco S.A. 5.90%, due 1/16/21 (a)	3,000,000	3,300,000
Itau Unibanco Holding S.A. 6.20%, due 4/15/20 (a)	2,000,000	2,205,000

		5,505,000

British Virgin Islands 0.4%
CITIC Resources Finance, Ltd. 6.75%, due 5/15/14 (a)	1,475,000	1,544,694

Cayman Islands 6.1%
Braskem Finance, Ltd. 7.00%, due 5/7/20 (a)	3,000,000	3,532,500
Fibria Overseas Finance, Ltd. 6.75%, due 3/3/21 (a)	3,000,000	3,315,000
Industrial Senior Trust 5.50%, due 11/1/22 (a)	2,200,000	2,202,750
JBS Finance II, Ltd. 8.25%, due 1/29/18 (a)	3,000,000	3,127,500
Odebrecht Finance, Ltd.
6.00%, due 4/5/23 (a)	500,000	578,750
7.00%, due 4/21/20 (a)	3,000,000	3,472,500
Petrobras International Finance Co. 5.375%, due 1/27/21	3,000,000	3,402,168
Raizen Fuels Finance, Ltd. 9.50%, due 8/15/14 (a)	2,500,000	2,812,500

		22,443,668

Colombia 0.8%
Colombia Telecomunicaciones S.A. ESP 5.375%, due 9/27/22 (a)	3,000,000	3,067,500

Georgia 1.0%
Georgian Oil and Gas Corp. 6.875%, due 5/16/17 (a)	3,500,000	3,613,750

Ireland 0.6%
Novatek Finance, Ltd. 6.604%, due 2/3/21 (a)	2,000,000	2,344,000

	Principal Amount	Value

Kazakhstan 2.3%
♦KazMunayGas National 11.75%, due 1/23/15 (a)	$7,000,000	$8,394,260

Luxembourg 5.4%
ALROSA Finance S.A. 7.75%, due 11/3/20 (a)	1,500,000	1,715,700
Evraz Group S.A. 7.40%, due 4/24/17 (a)	3,250,000	3,372,850
Gaz Capital S.A. for Gazprom Series Reg S 9.25%, due 4/23/19	6,000,000	7,830,000
Minerva Luxembourg S.A. 12.25%, due 2/10/22 (a)	3,250,000	3,867,500
Virgolino de Oliveira Finance, Ltd. 11.75%, due 2/9/22 (a)	3,000,000	2,925,000

		19,711,050

Mexico 6.0%
Controladora Mabe S.A. de C.V.
7.875%, due 10/28/19	1,160,000	1,345,600
7.875%, due 10/28/19 (a)	1,600,000	1,856,000
Corporacion GEO S.A.B. de C.V. 8.875%, due 3/27/22 (a)	2,000,000	2,115,000
Desarrolladora Homex S.A.B. de C.V. 9.75%, due 3/25/20 (a)	3,000,000	3,030,000
Empresas ICA S.A.B. de C.V. 8.375%, due 7/24/17 (a)	3,000,000	3,202,500
Grupo Bimbo S.A.B. de C.V. 4.50%, due 1/25/22 (a)	3,000,000	3,300,138
Petroleos Mexicanos 6.50%, due 6/2/41	1,000,000	1,241,250
Satmex Escrow S.A. de C.V. 9.50%, due 5/15/17	3,000,000	3,180,000
Urbi Desarrollos Urbanos S.A.B. de C.V. 9.75%, due 2/3/22 (a)	3,000,000	2,790,000

		22,060,488

Netherlands 5.5%
Kazakhstan Temir Zholy Finance B.V. 6.375%, due 10/6/20 (a)	1,000,000	1,199,010
Lukoil International Finance B.V.
6.656%, due 6/7/22 (a)	1,000,000	1,207,900
7.25%, due 11/5/19 (a)	2,000,000	2,410,840
♦Majapahit Holding B.V. 8.00%, due 8/7/19 (a)	8,300,000	10,541,000
Vimpelcom Holdings B.V. 7.504%, due 3/1/22 (a)	3,000,000	3,240,000
WPE International Cooperatief UA 10.375%, due 9/30/20 (a)	2,000,000	1,720,000

		20,318,750

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of October 31, 2012, excluding short-term investment. May be subject to change daily.

10	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value

Corporate Bonds (continued)
Paraguay 1.0%
Banco Continental S.A.E. 8.875%, due 10/15/17 (a)		$3,500,000	$3,640,000

Peru 0.9%
BBVA Bancomer S.A. 5.00%, due 8/26/22 (a)		3,000,000	3,195,000

Republic of Korea 2.9%
Export-Import Bank of Korea 4.375%, due 9/15/21		2,000,000	2,247,958
Korea Finance Corp. 4.625%, due 11/16/21		3,000,000	3,386,664
Korea Gas Corp. 6.25%, due 1/20/42 (a)		2,000,000	2,734,910
National Agricultural Cooperative Federation 3.50%, due 2/8/17 (a)		2,000,000	2,112,188

			10,481,720

Spain 0.9%
Cemex Espana Luxembourg 9.25%, due 5/12/20 (a)		3,000,000	3,120,000

Thailand 1.1%
Bangkok Bank PCL 4.80%, due 10/18/20 (a)		3,750,000	4,116,926

Trinidad and Tobago 1.0%
Petroleum Co. of Trinidad & Tobago, Ltd. 9.75%, due 8/14/19 (a)		2,840,000	3,748,800

United Arab Emirates 1.0%
Abu Dhabi National Energy Co. 6.25%, due 9/16/19 (a)		3,000,000	3,585,000

United Kingdom 1.8%
Lloyds TSB Bank PLC 13.00%, due 12/19/21 (b)	A$	3,000,000	3,714,115
Vedanta Resources PLC 8.25%, due 6/7/21 (a)		$2,750,000	2,825,625

			6,539,740

United States 0.9%
AES Corp. (The) 8.00%, due 10/15/17		3,000,000	3,431,250

Venezuela 1.1%
Petroleos de Venezuela S.A. Series Reg S 12.75%, due 2/17/22		4,000,000	4,110,000

Total Corporate Bonds (Cost $147,171,532)			160,703,471

	Principal Amount	Value

Government & Federal Agencies 52.9%
Argentina 1.9%
Republic of Argentina 2.50%, due 12/31/38 (c)	$17,360,000	$5,642,000
8.28%, due 12/31/33	2,025,827	1,387,691

		7,029,691

Belarus 0.8%
Republic of Belarus Series Reg S 8.95%, due 1/26/18	3,000,000	2,992,500

Colombia 3.0%
♦Republic of Colombia 4.375%, due 7/12/21	9,500,000	10,910,750

Croatia 2.6%
♦Republic of Croatia 6.375%, due 3/24/21 (a)	7,000,000	7,933,940
6.625%, due 7/14/20 (a)	1,500,000	1,715,505

		9,649,445

Dominican Republic 1.1%
Dominican Republic Series Reg S 7.50%, due 5/6/21	3,500,000	4,112,500

El Salvador 2.3%
Republic of El Salvador Series Reg S
7.375%, due 12/1/19 (a)	3,000,000	3,525,000
7.65%, due 6/15/35	2,450,000	2,848,125
8.25%, due 4/10/32 (a)	1,550,000	1,898,750

		8,271,875

Gabon 0.7%
Gabonese Republic 8.20%, due 12/12/17 (a)	2,200,000	2,667,500

Georgia 0.6%
Republic of Georgia Series Reg S 6.875%, due 4/12/21	2,000,000	2,295,000

Ghana 0.8%
Republic of Ghana Series Reg S 8.50%, due 10/4/17	2,500,000	2,900,000

Indonesia 3.2%
♦Republic of Indonesia 4.875%, due 5/5/21 (a)	8,000,000	9,120,000
6.625%, due 2/17/37 (a)	2,000,000	2,680,000

		11,800,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments††† October 31, 2012 (continued)

	Principal Amount		Value

Government & Federal Agencies (continued)
Jamaica 0.2%
Jamaica Government 8.00%, due 6/24/19		$650,000	$650,000

Lebanon 1.9%
Lebanon Government International Bond Series Reg S 6.00%, due 5/20/19		6,500,000	6,750,250

Lithuania 1.1%
Republic of Lithuania 5.125%, due 9/14/17 (a)		3,500,000	3,920,000

Mexico 2.5%
♦United Mexican States 7.25%, due 12/15/16	M$111,250,000		9,165,015

Nigeria 0.6%
Nigeria Government International Bond Series Reg S 6.75%, due 1/28/21		$2,000,000	2,305,000

Panama 1.2%
Republic of Panama 6.70%, due 1/26/36		3,058,000	4,353,063

Peru 2.4%
♦Republic of Peru 7.35%, due 7/21/25		6,000,000	8,730,000

Philippines 4.8%
♦Republic of Philippines
4.00%, due 1/15/21		3,500,000	3,924,375
8.375%, due 6/17/19		4,000,000	5,520,000
9.50%, due 2/2/30		4,660,000	8,143,350

			17,587,725

Poland 1.9%
Poland Government Bond 5.75%, due 10/25/21	PLN	20,300,000	6,930,606

Portugal 1.2%
Portugal Obrigacoes do Tesouro OT Series Reg S 4.95%, due 10/25/23		€4,200,000	4,205,351

Republic of Korea 1.5%
Korea Housing Finance Corp. 3.50%, due 12/15/16 (a)		$5,000,000	5,311,805

	Principal Amount		Value

Senegal 0.4%
Republic of Senegal 8.75%, due 5/13/21 (a)		$1,250,000	$1,512,500

Sri Lanka 0.9%
Republic of Sri Lanka 6.25%, due 10/4/20 (a)		3,000,000	3,360,000

Supranational 0.8%
International Bank for Reconstruction & Development 14.50%, due 3/28/13 (d)	NGN	472,000,000	2,999,902

Turkey 5.9%
♦Republic of Turkey
5.125%, due 3/25/22		$1,800,000	2,020,500
6.00%, due 1/14/41		5,000,000	5,875,000
7.375%, due 2/5/25		6,225,000	8,139,187
9.00%, due 3/8/17	YTL	9,400,000	5,561,339

			21,596,026

Ukraine 2.2%
Financing of Infrastructural Projects State Enterprise 8.375%, due 11/3/17 (a)		$2,000,000	1,900,000
Ukraine Government 7.75%, due 9/23/20 (a)		6,000,000	6,261,720

			8,161,720

Uruguay 1.5%
Republica Orient Uruguay 4.375%, due 12/15/28	UYU	91,382,077	5,464,417

Venezuela 4.3%
♦Republic of Venezuela
6.00%, due 12/9/20		$7,800,000	5,947,500
Series Reg S 9.25%, due 5/7/28		11,095,000	9,791,338

			15,738,838

Vietnam 0.6%
Socialist Republic of Vietnam 6.75%, due 1/29/20 (a)		2,000,000	2,335,000

Total Government & Federal Agencies (Cost $167,924,996)			193,706,479

Total Long-Term Bonds (Cost $315,096,528)			354,409,950

12	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Short-Term Investment 2.2%
Repurchase Agreement 2.2%
State Street Bank and Trust Co. 0.01%, dated 10/31/12 due 11/1/12
Proceeds at Maturity $8,155,427 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 10/17/22, with a Principal Amount of $8,290,000 and a Market Value of $8,322,696)	$8,155,425	$8,155,425

Total Short-Term Investment (Cost $8,155,425)		8,155,425

Total Investments (Cost $323,251,953) (e)	98.9%	362,565,375
Other Assets, Less Liabilities	1.1	3,984,606
Net Assets	100.0%	$366,549,981
†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown is the rate in effect as of October 31, 2012.
(c)	Step coupon. Rate shown is the rate in effect as of October 31, 2012.
(d)	Fair valued security. The total market value of this security as of October 31, 2012 is $2,999,902, which represents 0.8% of the Fund’s net assets.
(e)	As of October 31, 2012, cost is $323,251,953 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$40,367,377
Gross unrealized depreciation	(1,053,955)

Net unrealized appreciation	$39,313,422

The following abbreviations are used in the above portfolio:

€—Euro

A$—Australian Dollar

M$—Mexican Peso

NGN—Nigerian Naira

PLN—Polish Zloty

UYU—Uruguayan Peso

YTL—Turkish Lira

As of October 31, 2012, the Fund held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold		Unrealized Appreciation (Depreciation)
Polish Zloty vs. U.S. Dollar	1/17/13	Barclays Bank PLC	PLN	10,674,510	USD	3,300,000	USD	16,171
Russian Rubles vs. U.S. Dollar	12/6/12	HSBC Bank USA	RUB	196,308,000		6,000,000		222,349
South Korean Won vs. U.S. Dollar	1/17/13	HSBC Bank USA	KRW	7,300,000,000		6,526,598		140,262

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Australian Dollar vs. U.S. Dollar	11/15/12	HSBC Bank USA	AUD	3,150,000	USD	3,282,930	USD	16,433
Euro vs. Polish Zloty	12/17/12	HSBC Bank USA	EUR	2,700,000	PLN	11,195,550		(11,619)
Euro vs. U.S. Dollar	11/19/12	HSBC Bank USA	EUR	5,000,000	USD	6,146,550		(335,157)
Euro vs. U.S. Dollar	1/17/13	HSBC Bank USA	EUR	2,503,437		3,250,000		2,650
Pound Sterling vs. U.S. Dollar	1/17/13	HSBC Bank USA	GBP	2,027,775		3,250,000		(21,536)
Net unrealized appreciation (depreciation) on foreign currency forward contracts							USD	29,553

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments††† October 31, 2012 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$160,703,471	$—	$160,703,471
Government & Federal Agencies (b)	—	190,706,577	2,999,902	193,706,479

Total Long-Term Bonds	—	351,410,048	2,999,902	354,409,950

Short-Term Investment
Repurchase Agreement	—	8,155,425	—	8,155,425

Other Financial Instruments
Foreign Currency Forward Contracts (c)	—	397,865	—	397,865

Total Investments in Securities and Other Financial Instruments	$—	$359,963,338	$2,999,902	$362,963,240

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (c)	$—	$(368,312)	$—	$(368,312)

Total Other Financial Instruments	$—	$(368,312)	$—	$(368,312)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $2,999,902 is held in Supranational within the Government & Federal Agencies section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of October 31, 2012 (a)
Long-Term Bonds
Corporate Bonds Cayman Islands	$280	$37,170	$(372,048)	$371,768	$—	$(37,170)	$—	$—	$—	$—
Government & Federal Agencies Supranational	—	—	—	(2,643)	3,002,545	—	—	—	2,999,902	(2,643)

Total	$280	$37,170	$(372,048)	$369,125	$3,002,545	$(37,170)	$—	$—	$2,999,902	$(2,643)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

14	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2012

Assets
Investment in securities, at value (identified cost $323,251,953)	$362,565,375
Cash denominated in foreign currencies (identified cost $642,304)	636,412
Receivables:
Interest	5,857,312
Fund shares sold	983,400
Other assets	31,242
Unrealized appreciation on foreign currency forward contracts	397,865

Total assets	370,471,606

Liabilities
Payables:
Investment securities purchased	2,200,000
Fund shares redeemed	287,861
Manager (See Note 3)	221,658
Transfer agent (See Note 3)	145,436
NYLIFE Distributors (See Note 3)	137,382
Shareholder communication	23,396
Professional fees	17,115
Custodian	5,389
Trustees	1,091
Accrued expenses	4,478
Dividend payable	509,507
Unrealized depreciation on foreign currency forward contracts	368,312

Total liabilities	3,921,625

Net assets	$366,549,981

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$291,413
Additional paid-in capital	322,033,316

322,324,729
Undistributed net investment income	4,942,861
Accumulated net realized gain (loss) on investments, swap transactions and foreign currency transactions	(61,234)
Net unrealized appreciation (depreciation) on investments	39,313,422
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	30,203

Net assets	$366,549,981

Investor Class
Net assets applicable to outstanding shares	$27,165,324

Shares of beneficial interest outstanding	2,137,941

Net asset value per share outstanding	$12.71
Maximum sales charge (4.50% of offering price)	0.60

Maximum offering price per share outstanding	$13.31

Class A
Net assets applicable to outstanding shares	$179,429,806

Shares of beneficial interest outstanding	14,218,736

Net asset value per share outstanding	$12.62
Maximum sales charge (4.50% of offering price)	0.59

Maximum offering price per share outstanding	$13.21

Class B
Net assets applicable to outstanding shares	$20,101,021

Shares of beneficial interest outstanding	1,614,442

Net asset value and offering price per share outstanding	$12.45

Class C
Net assets applicable to outstanding shares	$91,001,728

Shares of beneficial interest outstanding	7,302,167

Net asset value and offering price per share outstanding	$12.46

Class I
Net assets applicable to outstanding shares	$48,852,102

Shares of beneficial interest outstanding	3,868,005

Net asset value and offering price per share outstanding	$12.63

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statement of Operations for the year ended October 31, 2012

Investment Income (Loss)
Income
Interest	$21,080,467

Expenses
Manager (See Note 3)	2,368,398
Distribution/Service—Investor Class (See Note 3)	61,933
Distribution/Service—Class A (See Note 3)	394,770
Distribution/Service—Class B (See Note 3)	204,440
Distribution/Service—Class C (See Note 3)	840,882
Transfer agent (See Note 3)	553,227
Registration	82,203
Professional fees	67,289
Shareholder communication	51,074
Custodian	36,223
Trustees	8,880
Miscellaneous	16,720

Total expenses	4,686,039

Net investment income (loss)	16,394,428

Realized and Unrealized Gain (Loss) on Investments, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	4,658,287
Swap transactions	55,206
Foreign currency transactions	740,256

Net realized gain (loss) on investments, swap transactions and foreign currency transactions	5,453,749

Net change in unrealized appreciation (depreciation) on:
Investments	25,909,744
Swap contracts	53,602
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(73,575)

Net change in unrealized appreciation (depreciation) on investments, swap contracts and foreign currency transactions	25,889,771

Net realized and unrealized gain (loss) on investments, swap transactions and foreign currency transactions	31,343,520

Net increase (decrease) in net assets resulting from operations	$47,737,948

16	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2012 and October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$16,394,428	$15,088,682
Net realized gain (loss) on investments, futures transactions, swap transactions and foreign currency transactions	5,453,749	8,891,927
Net change in unrealized appreciation (depreciation) on investments, futures contracts, swap contracts and foreign currency transactions	25,889,771	(20,042,118)

Net increase (decrease) in net assets resulting from operations	47,737,948	3,938,491

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(1,279,141)	(1,173,686)
Class A	(8,448,828)	(7,882,513)
Class B	(920,192)	(1,135,158)
Class C	(3,803,138)	(3,844,514)
Class I	(2,392,977)	(2,356,918)

	(16,844,276)	(16,392,789)

From net realized gain on investments:
Investor Class	(630,762)	(291,094)
Class A	(3,912,908)	(2,027,880)
Class B	(595,783)	(351,875)
Class C	(2,218,133)	(1,164,949)
Class I	(1,033,355)	(693,290)

	(8,390,941)	(4,529,088)

Total dividends and distributions to shareholders	(25,235,217)	(20,921,877)

Capital share transactions:
Net proceeds from sale of shares	116,559,348	97,940,571
Net asset value of shares issued to shareholders in reinvestment of dividends	17,050,329	13,660,011
Cost of shares redeemed	(95,612,363)	(137,334,007)

Increase (decrease) in net assets derived from capital share transactions	37,997,314	(25,733,425)

Net increase (decrease) in net assets	60,500,045	(42,716,811)

Net Assets
Beginning of year	306,049,936	348,766,747

End of year	$366,549,981	$306,049,936

Undistributed (distributions in excess of) net investment income at end of year	$4,942,861	$(175,816)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Investor Class
	Year ended October 31,				February 28, 2008** through October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.90	$12.49	$11.16	$8.07	$11.27

Net investment income (loss) (a)	0.61	0.59	0.66	0.65	0.42
Net realized and unrealized gain (loss) on investments	1.12	(0.41)	1.33	3.00	(3.23)
Net realized and unrealized gain (loss) on foreign currency transactions	0.02	0.03	0.05	0.13	0.02

Total from investment operations	1.75	0.21	2.04	3.78	(2.79)

Less dividends and distributions:
From net investment income	(0.62)	(0.64)	(0.71)	(0.69)	(0.41)
From net realized gain on investments	(0.32)	(0.16)	—	—	—

Total dividends and distributions	(0.94)	(0.80)	(0.71)	(0.69)	(0.41)

Net asset value at end of period	$12.71	$11.90	$12.49	$11.16	$8.07

Total investment return (b)	15.52%	1.94%	18.95%	48.62%	(25.54	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.10%	4.93%	5.65%	6.69%	5.79	% ††
Net expenses	1.29%	1.32%	1.37%	1.49%	1.50	% ††
Expenses (before waiver/reimbursement)	1.29%	1.32%	1.37%	1.57%	1.53	% ††
Portfolio turnover rate	31%	65%	92%	133%	55%
Net assets at end of period (in 000’s)	$27,165	$23,439	$21,834	$17,581	$12,662

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Class A
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$11.83	$12.42	$11.09	$8.02	$11.81

Net investment income (loss) (a)	0.62	0.60	0.67	0.66	0.67
Net realized and unrealized gain (loss) on investments	1.11	(0.41)	1.33	2.99	(3.59)
Net realized and unrealized gain (loss) on foreign currency transactions	0.02	0.03	0.05	0.12	0.02

Total from investment operations	1.75	0.22	2.05	3.77	(2.90)

Less dividends and distributions:
From net investment income	(0.64)	(0.65)	(0.72)	(0.70)	(0.66)
From net realized gain on investments	(0.32)	(0.16)	—	—	(0.23)

Total dividends and distributions	(0.96)	(0.81)	(0.72)	(0.70)	(0.89)

Net asset value at end of year	$12.62	$11.83	$12.42	$11.09	$8.02

Total investment return (b)	15.68%	1.96%	19.09%	49.04%	(26.29%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.22%	5.03%	5.77%	6.77%	6.08%
Net expenses	1.17%	1.22%	1.25%	1.32%	1.34%
Expenses (before waiver/reimbursement)	1.17%	1.22%	1.25%	1.40%	1.37%
Portfolio turnover rate	31%	65%	92%	133%	55%
Net assets at end of year (in 000’s)	$179,430	$144,272	$159,834	$119,132	$59,843

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

18	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class B
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$11.68	$12.28	$10.97	$7.94	$11.70

Net investment income (loss) (a)	0.51	0.49	0.56	0.57	0.56
Net realized and unrealized gain (loss) on investments	1.09	(0.41)	1.32	2.96	(3.54)
Net realized and unrealized gain (loss) on foreign currency transactions	0.02	0.03	0.05	0.12	0.02

Total from investment operations	1.62	0.11	1.93	3.65	(2.96)

Less dividends and distributions:
From net investment income	(0.53)	(0.55)	(0.62)	(0.62)	(0.57)
From net realized gain on investments	(0.32)	(0.16)	—	—	(0.23)

Total dividends and distributions	(0.85)	(0.71)	(0.62)	(0.62)	(0.80)

Net asset value at end of year	$12.45	$11.68	$12.28	$10.97	$7.94

Total investment return (b)	14.60%	1.13%	18.11%	47.69%	(26.92%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.35%	4.18%	4.90%	5.98%	5.21%
Net expenses	2.04%	2.07%	2.12%	2.24%	2.20%
Expenses (before waiver/reimbursement)	2.04%	2.07%	2.12%	2.32%	2.19%
Portfolio turnover rate	31%	65%	92%	133%	55%
Net assets at end of year (in 000’s)	$20,101	$21,961	$27,314	$25,651	$21,006

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Class C
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$11.69	$12.29	$10.98	$7.95	$11.70

Net investment income (loss) (a)	0.51	0.49	0.56	0.56	0.57
Net realized and unrealized gain (loss) on investments	1.09	(0.41)	1.32	2.97	(3.54)
Net realized and unrealized gain (loss) on foreign currency transactions	0.02	0.03	0.05	0.12	0.02

Total from investment operations	1.62	0.11	1.93	3.65	(2.95)

Less dividends and distributions:
From net investment income	(0.53)	(0.55)	(0.62)	(0.62)	(0.57)
From net realized gain on investments	(0.32)	(0.16)	—	—	(0.23)

Total dividends and distributions	(0.85)	(0.71)	(0.62)	(0.62)	(0.80)

Net asset value at end of year	$12.46	$11.69	$12.29	$10.98	$7.95

Total investment return (b)	14.59%	1.13%	18.20%	47.50%	(26.83%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.35%	4.18%	4.89%	5.85%	5.22%
Net expenses	2.04%	2.07%	2.12%	2.23%	2.19%
Expenses (before waiver/reimbursement)	2.04%	2.07%	2.12%	2.31%	2.20%
Portfolio turnover rate	31%	65%	92%	133%	55%
Net assets at end of year (in 000’s)	$91,002	$80,351	$87,597	$57,731	$27,377

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$11.84	$12.43	$11.10	$8.02	$11.81

Net investment income (loss) (a)	0.66	0.63	0.69	0.66	0.69
Net realized and unrealized gain (loss) on investments	1.10	(0.41)	1.34	3.01	(3.58)
Net realized and unrealized gain (loss) on foreign currency transactions	0.02	0.03	0.05	0.13	0.02

Total from investment operations	1.78	0.25	2.08	3.80	(2.87)

Less dividends and distributions:
From net investment income	(0.67)	(0.68)	(0.75)	(0.72)	(0.69)
From net realized gain on investments	(0.32)	(0.16)	—	—	(0.23)

Total dividends and distributions	(0.99)	(0.84)	(0.75)	(0.72)	(0.92)

Net asset value at end of year	$12.63	$11.84	$12.43	$11.10	$8.02

Total investment return (b)	15.95%	2.22%	19.48%	49.31%	(26.11%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.47%	5.31%	5.89%	6.32%	6.28%
Net expenses	0.92%	0.97%	1.00%	1.12%	1.14%
Expenses (before waiver/reimbursement)	0.92%	0.97%	1.00%	1.12%	1.15%
Portfolio turnover rate	31%	65%	92%	133%	55%
Net assets at end of year (in 000’s)	$48,852	$36,027	$52,188	$3,972	$27

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

20	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) were organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Global High Income Fund (the “Fund”), a non-diversified fund.

The Fund currently offers five classes of shares. Class A and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on August 31, 2007. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek maximum current income by investing in high-yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective.

The Fund is “non-diversified,” which means that it may invest a greater percentage of its assets than diversified funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee will meet (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee shall meet at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund. These procedures shall be reviewed by the Board no less frequently than annually. Any revisions to these procedures deemed necessary shall be reported to the Board at its next regularly scheduled meeting.

Securities are valued using unadjusted market prices, when available, as supplied primarily by third party pricing services or dealers. To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

mainstayinvestments.com	21

Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market value cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2012, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2012, the Fund held securities with a value of $2,999,902 that were fair valued.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of October 31, 2012, foreign equity securities held by the Fund were not fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible bonds and municipal debt securities) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible bonds and municipal debt securities) supplied by a pricing agent or broker selected by the Fund’s Manager in consultation with the Fund’s Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, if any, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

22	MainStay Global High Income Fund

Credit default swaps are valued at prices supplied by a pricing agent or brokers selected by the Fund’s Manager in consultation with the Fund’s Subadvisor whose prices reflect broker/dealer supplied valuations and electronic data processing techniques. Swaps are marked-to-market daily and the change in value, if any, is recorded as unrealized appreciation or depreciation. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source, and a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, at least monthly and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or

mainstayinvestments.com	23

Notes to Financial Statements (continued)

bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund. As of October 31, 2012, the Fund did not hold any futures contracts.

(J)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may enter into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(K)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Swap Contracts.  The Fund may enter into credit default, interest rate, index and currency exchange rate contracts (“swaps”) for the purpose of attempting to obtain a desired return at a lower cost to the Fund, rather than directly investing in an instrument yielding that desired return or to hedge against credit risk. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on a particular investment or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap.

Credit default swaps, in particular, are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to

24	MainStay Global High Income Fund

receive a specified return in the event of a default by a third party on its obligation. Such periodic payments are accrued daily and recorded as a realized gain or loss. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers.

Swaps are “marked-to-market” daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss.

The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Fund may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar creditworthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions. As of October 31, 2012, the Fund did not hold any swap contracts.

(M)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2012.

(N)  Concentration of Risk.  The Fund’s principal investments include high yield securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(O)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(P)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of October 31, 2012:

Asset Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Total
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	$—	$397,865	$397,865

Total Fair Value		$—	$397,865	$397,865

Liability Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Total
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	$—	$(368,312)	$(368,312)

Total Fair Value		$—	$(368,312)	$(368,312)

mainstayinvestments.com	25

Notes to Financial Statements (continued)

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2012:

Realized Gain (Loss)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Total
Swap Contracts	Net realized gain (loss) on swap transactions	$55,206	$—	$55,206
Forward Contracts	Net realized gain (loss) on foreign currency transactions	—	668,258	668,258

Total Realized Gain (Loss)		$55,206	$668,258	$723,464

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Total
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	$53,602	$—	$53,602
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	—	(71,331)	(71,331)

Total Change in Unrealized Appreciation (Depreciation)		$53,602	$(71,331)	$(17,729)

Number of Contracts, Notional Amounts or Shares/Units

	Credit Contracts Risk	Foreign Exchange Contracts Risk	Total
Swap Contracts	$6,450,000	$—	$6,450,000
Forward Contracts Long (1)	—	18,366,870	18,366,870
Forward Contracts Short (1)	—	(19,418,040)	(19,418,040)

(1)	Amount disclosed represents the weighted average held during the year ended October 31, 2012.

Note 3–Fees and Related Party Transactions

(A)   Manager and Subadvisor.   New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% to $500 million and 0.65% in excess of $500 million, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate was 0.72% for the year ended October 31, 2012, inclusive of a fee for fund accounting services of 0.02% of the Fund’s average daily net assets.

For the year ended October 31, 2012, New York Life Investments earned fees from the Fund in the amount of $2,368,398.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)   Distribution and Service Fees.   The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service

26	MainStay Global High Income Fund

activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)   Sales Charges.   The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $15,266 and $64,194, respectively, for the year ended October 31, 2012. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $4, $997, $29,166 and $14,167, respectively, for the year ended October 31, 2012.

(D)   Transfer, Dividend Disbursing and Shareholder Servicing Agent.   NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2012, were as follows:

Investor Class	$60,471
Class A	187,127
Class B	49,910
Class C	205,263
Class I	50,456

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2012, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$7,526,745	4.2%

Note 4–Federal Income Tax

As of October 31, 2012, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$5,452,368	$(31,681)	$(509,507)	$39,314,072	$44,225,252

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily due to mark to market of foreign forward contracts.

The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2012 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$5,568,525	$(5,568,525)	$—

The reclassifications for the Fund are primarily due to foreign currency gain (loss), defaulted bond income accruals, distribution redesignations and SWAPs.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2012, for federal income tax purposes, capital loss carryforwards of $31,681 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$ —	$32
Total	$ —	$32

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 shown in the Statements of Changes in Net Assets was as follows:

	2012	2011
Distributions paid from:
Ordinary Income	$18,673,611	$17,885,269
Long-Term Capital Gain	6,561,606	3,036,608
Total	$25,235,217	$20,921,877

mainstayinvestments.com	27

Notes to Financial Statements (continued)

Note 5–Foreign Currency Transactions

As of October 31, 2012, the Fund held the following foreign currencies:

	Currency		Cost		Value
Australian Dollar	AUD	46	USD	48	USD	48
Euro	EUR	207,900		276,999		269,470
Polish Zloty	PLN	1,167,250		363,975		365,605
Turkish Lira	YTL	2,311		1,282		1,289
Total			USD	642,304	USD	636,412

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under an amended credit agreement, the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 28, 2013, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 29, 2012, the aggregate commitment amount was $125,000,000 with an optional maximum amount of $175,000,000. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the year ended October 31, 2012.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2012, purchases and sales of securities, other than short-term securities, were $129,296 and $97,993, respectively.

Note 9–Capital Share Transactions

Investor Class	Shares	Amount
Year ended October 31, 2012:
Shares sold	372,134	$4,460,524
Shares issued to shareholders in reinvestment of dividends and distributions	159,077	1,875,394
Shares redeemed	(317,774)	(3,793,141)

Net increase (decrease) in shares outstanding before conversion	213,437	2,542,777
Shares converted into Investor Class (See Note 1)	172,480	2,062,845
Shares converted from Investor Class (See Note 1)	(216,830)	(2,612,364)

Net increase (decrease)	169,087	$1,993,258

Year ended October 31, 2011:
Shares sold	320,111	$3,842,246
Shares issued to shareholders in reinvestment of dividends and distributions	120,590	1,432,277
Shares redeemed	(323,886)	(3,879,385)

Net increase (decrease) in shares outstanding before conversion	116,815	1,395,138
Shares converted into Investor Class (See Note 1)	231,170	2,750,835
Shares converted from Investor Class (See Note 1)	(126,642)	(1,511,546)

Net increase (decrease)	221,343	$2,634,427

Class A	Shares	Amount
Year ended October 31, 2012:
Shares sold	5,119,258	$61,476,229
Shares issued to shareholders in reinvestment of dividends and distributions	742,513	8,700,600
Shares redeemed	(4,180,155)	(49,963,776)

Net increase (decrease) in shares outstanding before conversion	1,681,616	20,213,053
Shares converted into Class A (See Note 1)	369,189	4,390,805
Shares converted from Class A (See Note 1)	(27,285)	(339,062)

Net increase (decrease)	2,023,520	$24,264,796

Year ended October 31, 2011:
Shares sold	4,367,359	$52,252,654
Shares issued to shareholders in reinvestment of dividends and distributions	566,677	6,688,120
Shares redeemed	(5,850,444)	(69,677,320)

Net increase (decrease) in shares outstanding before conversion	(916,408)	(10,736,546)
Shares converted into Class A (See Note 1)	322,665	3,833,422
Shares converted from Class A (See Note 1)	(78,823)	(909,011)

Net increase (decrease)	(672,566)	$(7,812,135)

28	MainStay Global High Income Fund

Class B	Shares	Amount
Year ended October 31, 2012:
Shares sold	260,630	$3,060,681
Shares issued to shareholders in reinvestment of dividends and distributions	109,051	1,255,122
Shares redeemed	(333,617)	(3,919,815)

Net increase (decrease) in shares outstanding before conversion	36,064	395,988
Shares converted from Class B (See Note 1)	(301,184)	(3,502,224)

Net increase (decrease)	(265,120)	$(3,106,236)

Year ended October 31, 2011:
Shares sold	298,891	$3,526,416
Shares issued to shareholders in reinvestment of dividends and distributions	104,140	1,213,553
Shares redeemed	(394,873)	(4,631,002)

Net increase (decrease) in shares outstanding before conversion	8,158	108,967
Shares converted from Class B (See Note 1)	(353,297)	(4,163,700)

Net increase (decrease)	(345,139)	$(4,054,733)

Class C	Shares	Amount
Year ended October 31, 2012:
Shares sold	1,550,892	$18,281,318
Shares issued to shareholders in reinvestment of dividends and distributions	333,307	3,849,049
Shares redeemed	(1,453,119)	(17,017,512)

Net increase (decrease)	431,080	$5,112,855

Year ended October 31, 2011:
Shares sold	1,581,342	$18,636,471
Shares issued to shareholders in reinvestment of dividends and distributions	246,670	2,877,700
Shares redeemed	(2,086,275)	(24,429,250)

Net increase (decrease)	(258,263)	$(2,915,079)

Class I	Shares	Amount
Year ended October 31, 2012:
Shares sold	2,465,677	$29,280,596
Shares issued to shareholders in reinvestment of dividends and distributions	116,597	1,370,164
Shares redeemed	(1,757,404)	(20,918,119)

Net increase (decrease)	824,870	$9,732,641

Year ended October 31, 2011:
Shares sold	1,645,798	$19,682,784
Shares issued to shareholders in reinvestment of dividends and distributions	122,866	1,448,361
Shares redeemed	(2,924,110)	(34,717,050)

Net increase (decrease)	(1,155,446)	$(13,585,905)

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2012, events and transactions subsequent to October 31, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	29

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Global High Income Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Global High Income Fund of The MainStay Funds as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2012

30	MainStay Global High Income Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $6,561,606 as a long term capital gain distribution.

In February 2013, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2012. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2012.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	31

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Trust, Eclipse Funds Inc., MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay Defined Term Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Board Member*	John Y. Kim 9/24/60	Indefinite; Eclipse Trust: Trustee since 2008; Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011 Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011	Member of the Board of Managers, President and Chief Executive Officer (since 2008), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board, MacKay Shields LLC since 2008; Chairman of the Board, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC and McMorgan & Company LLC; Chairman of the Board, NYLIFE Distributors LLC and Chairman of the Board, NYLCAP Manager LLC (since 2008) President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	75	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

32	MainStay Global High Income Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51

Indefinite;
Eclipse Trust: Chairman since 2005, and Trustee since 2000;
Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (12 funds);
MainStay Funds Trust: Chairman and Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Chairman and Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Chairman and Trustee since 2011

Private Advisors Alternative Strategies Fund: Chairman and Trustee since 2011

MainStay DefinedTerm Municipal Opportunities Fund: Chairman and Trustee since 2011.

			President, Strategic Management Advisors LLC (since 1990)	75	Trustee, Legg Mason Partners Funds, since 1992 (51 portfolios)

mainstayinvestments.com	33

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Alan R. Latshaw 3/27/51

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;
Eclipse Funds Inc.:
Director and Audit Committee Financial Expert since 2007 (1 fund);
The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (12 funds);
MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (31 funds); and
MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	75	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

34	MainStay Global High Income Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002; Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	75	None
	Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	75	None

mainstayinvestments.com	35

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Richard S. Trutanic 2/13/52	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	75	None

36	MainStay Global High Income Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;

Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund);

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2009 (31 funds); and

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Visiting Professor, University of California—San Diego (since October 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stem School of Business, New York University (2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	75	None

mainstayinvestments.com	37

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	John A. Weisser 10/22/41	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	75	Trustee, Direxion Funds since 2007 (21 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (47 portfolios)

38	MainStay Global High Income Fund

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

	Name and Date of Birth	Positions(s) Held with the Funds and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds (2006 to 2008); Assistant Secretary, Eclipse Trust, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)
	Stephen P. Fisher 2/22/59	President, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company FSB (since 2006); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

mainstayinvestments.com	39

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

MainStay 130/30 Core Fund

International/Global Equity

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay 130/30 International Fund

Income

Taxable Bond

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Term Bond Fund

MainStay Money Market Fund

Municipal Bond

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Madison Square Investors LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors
 LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.

NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a service mark and name under which New York Life Investment Management LLC does business.
MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2013 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-28419 MS265-12	MSGH11-12/12 NL020

MainStay International Equity Fund

Message from the President and Annual Report

October 31, 2012

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Message from the President

Most major equity markets delivered positive results for the 12 months ended October 31, 2012. In the United States, stocks provided solid double-digit returns. With a few notable exceptions, international stock markets generally ended the reporting period in positive territory.

The stock market’s advance, however, was far from uniform. After rising to an early peak at the end of March 2012, domes-

tic and international stocks lost ground until the beginning of June. After that, stocks generally rose, reaching their high point for the reporting period in mid-September. Although stocks remained relatively buoyant through mid-October, they drifted lower as the reporting period came to a close.

A variety of forces converged to help fuel these market movements. Investors kept a close eye on developments in the European sovereign debt crisis. The European Central Bank’s Long Term Refinancing Operations helped stabilize European credit markets and provide needed liquidity. Although private holders of Greek sovereign debt had to accept a reduction in their recovery value, the anticipated voluntary exchange provided a positive spark to the markets. Rising unemployment and new austerity measures may impede economic growth as the European Union seeks to strike a delicate balance between fiscal and monetary policies.

In the United States, the Federal Reserve announced an open-ended agency mortgage-backed security purchase program, which helped calm market concerns. The Federal Reserve also continued its maturity extension program (referred to by some as “operation twist”), which seeks to put downward pressure on longer-term interest rates. At the short end of the yield curve, the Federal Reserve maintained the federal funds rate in a near-zero range. In September 2012, the Federal Open Market Committee anticipated that “exceptionally low levels for the federal funds rate” were “likely to be warranted at least through mid-2015.”

With markets stabilizing and short-term interest rates at very low levels, yield-hungry investors had incentives to lengthen maturities and accept higher risk. Domestic high-yield bonds provided double-digit returns for the reporting period, municipal bonds and convertible securities provided high single-digit returns, and domestic corporate bonds provided positive overall returns.

While most investors are pleased when markets rise, MainStay portfolio managers know that long-term results depend on more than short-term market movements. They also depend on the consistent application of well-defined investment strategies and risk-management techniques over longer periods. Our long-term perspective gives our portfolio managers the ability to look past the daily ups and downs of the market as they pursue the specific investment objectives of their individual Funds.

At MainStay, we believe that a long-term perspective can help investors as well. Instead of trying to capitalize on short-term market movements, you may prefer to focus on the long-term potential that can come from getting invested, staying invested and adding to your investments over time. Of course, past performance is no guarantee of future results.

The following pages contain more specific information on the securities, market events and investment decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2012. We invite you to read the information carefully and use it as part of your ongoing portfolio evaluation and investment review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2012

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4.72 10.81%	–4.49 –3.41%	6.42 7.02%	1.71 1.71%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	5.15 11.27	–4.23 –3.14	6.56 7.17	1.46 1.46
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	5.05 10.05	–4.45 –4.15	6.21 6.21	2.46 2.46
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9.05 10.05	–4.14 –4.14	6.21 6.21	2.46 2.46
Class I Shares[4]	No Sales Charge		11.45	–2.87	7.58	1.21
Class R1 Shares[4]	No Sales Charge		11.41	–2.96	7.45	1.31
Class R2 Shares[4]	No Sales Charge		11.12	–3.19	7.22	1.55
Class R3 Shares[5]	No Sales Charge		10.82	–3.45	6.86	1.80

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the periods of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Performance figures shown reflect non-recurring reimbursements from affiliates for professional fees and losses attributable to shareholder trading arrangements. If these non-recurring reimbursements had not been made the total return (excluding sales charges) would have been 7.14% for Class A, 6.18% for Class B, 6.18% for Class C, 7.56% for Class I, 7.42% for Class R1, and 7.19% for Class R2 for the ten-year period ended October 31, 2012. Investor Class and Class R3 shares were not affected, because the reimbursement occurred prior to the launch of these share classes.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been different.
4.	Performance figures for Class I, R1 and R2 shares, each of which was first offered on January 2, 2004, include the historical performance of Class B shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class I, R1 and R2 shares might have been different.
5.	Performance figures for Class R3 shares, which were first offered on April 28, 2006, include the historical performance of Class B shares through April 27, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Ten Years
MSCI EAFE® Index[6]	4.61%	–5.81%	7.73%
MSCI ACWI® Ex U.S. Index[7]	3.98	–5.08	9.31
Average Lipper International Multi-Cap Growth Fund[8]	6.36	–5.36	8.29

6.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

7.

The MSCI ACWI® Ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The MSCI ACWI® Ex U.S. Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.	The average Lipper international multi-cap growth fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. International multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay International Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay International Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2012, to October 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/12	Ending Account Value (Based on Actual Returns and Expenses) 10/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,008.70	$8.84	$1,016.30	$8.87

Class A Shares	$1,000.00	$1,010.40	$7.02	$1,018.10	$7.05

Class B Shares	$1,000.00	$1,004.70	$12.60	$1,012.60	$12.65

Class C Shares	$1,000.00	$1,004.70	$12.60	$1,012.60	$12.65

Class I Shares	$1,000.00	$1,011.20	$5.81	$1,019.40	$5.84

Class R1 Shares	$1,000.00	$1,010.40	$6.32	$1,018.90	$6.34

Class R2 Shares	$1,000.00	$1,009.50	$7.58	$1,017.60	$7.61

Class R3 Shares	$1,000.00	$1,007.80	$8.83	$1,016.30	$8.87

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.75% for Investor Class, 1.39% for Class A, 2.50% for Class B and Class C, 1.15% for Class I, 1.25% for Class R1, 1.50% for Class R2 and 1.75% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of October 31, 2012 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2012 (excluding short-term investment)

1.	Grifols S.A.

2.	Aggreko PLC

3.	Svenska Handelsbanken AB Class A

4.	Adidas A.G.

5.	Teva Pharmaceutical Industries, Ltd., Sponsored ADR
6.	Intertek Group PLC

7.	SABMiller PLC

8.	Petrofac, Ltd.

9.	Daito Trust Construction Co., Ltd.

10.	Linde A.G.

8	MainStay International Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Edward Ramos, CFA, of Madison Square Investors LLC, the Fund’s Subadvisor.

How did MainStay International Equity Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2012?

Excluding all sales charges, MainStay International Equity Fund returned 10.81% for Investor Class shares, 11.27% for Class A shares and 10.05% for Class B and Class C shares for the 12 months ended October 31, 2012. Over the same period, the Fund’s Class I shares returned 11.45%, Class R1 shares returned 11.41%, Class R2 shares returned 11.12% and Class R3 shares returned 10.82%. All share classes outper-formed the 6.36% return of the average Lipper1 international multi-cap growth fund and the 4.61% return of the MSCI EAFE® Index2 for the 12 months ended October 31, 2012. The MSCI EAFE® Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund in addition to those discussed in the semiannual report?

Effective July 2, 2012, the Fund adjusted its principal investment strategies to limit its investments in securities from countries located in emerging markets. The Fund also selected the MSCI ACWI® (All Country World Index) Ex U.S.3 as its secondary benchmark. For more information on these changes, please refer to the Prospectus Supplement dated July 2, 2012, and the Fund’s current Summary Prospectus.

What factors affected the Fund’s relative performance during the reporting period?

The Fund outperformed the MSCI EAFE® Index primarily because of favorable stock selection. Country allocation—and, to a lesser extent, sector allocation—also benefited the Fund’s relative performance.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The strongest-contributing sectors to the Fund’s relative performance were health care, industrials and materials. (Contri- butions take weightings and total returns into account.) In the health care sector, the Fund benefited from an overweight allocation and favorable stock selection. In the industrials sector, the Fund benefitted primarily from favorable stock selection. In the materials sector, the Fund benefited from an underweight allocation to a poorly performing sector and from favorable stock selection. The Fund’s positions in the consumer discretionary and consumer staples sectors detracted from the Fund’s relative performance, primarily because of poor stock selection.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were Spanish plasma therapeutics company Grifols, U.K.-listed testing company Intertek and Danish health care supplies maker Coloplast. Grifols benefited from strong demand for its products and from synergies the company achieved following its acquisition of a competitor. Intertek also benefited from rapid integration of an acquisition, as more companies outsourced testing and inspection services to specialized providers.

The stocks that detracted the most from the Fund’s absolute performance were Chinese pork processor China Yurun, Swedish media conglomerate Modern Times Group and U.K.-listed asset manager Man Group. China Yurun faced food-safety concerns in China, and the company’s average selling price declined. Modern Times Group suffered from increased competition and higher prices for acquired content. China Yurun and Man Group were sold because of concerns about margin pressures that could potentially affect future earnings.

Did the Fund make any significant purchases or sales during the reporting period?

Noteworthy purchases during the reporting period included new positions in Aggreko, a U.K.-listed temporary power solutions provider; Linde, a Germany-listed provider of industrial gases; and Sysmex, a Japanese designer, manufacturer and marketer of diagnostic medical equipment.

Significant sales included the elimination of the Fund’s positions in U.K.-listed asset manager Man Group PLC, Chinese oil & gas firm CNOOC, and Swiss biotechnology company Actelion.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund increased its weightings in the consumer discretionary, industrials and information technology sectors. Over the same period, the Fund reduced its weightings in the consumer staples, financials and health care sectors.

How was the Fund positioned at the end of October 2012?

As of October 31, 2012, the Fund held overweight positions in the health care, information technology and industrials sectors. As of the same date, the Fund held underweight positions in the financials, consumer staples and telecommunications sectors.

1.	See footnote on page 6 for more information on Lipper Inc.

2.	See footnote on page 6 for more information on the MSCI EAFE® Index.
3.	See footnote on page 6 for more information on the MSCI ACWI® Ex U.S.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	9

Portfolio of Investments October 31, 2012

	Shares	Value

Common Stocks 97.4%†
Australia 1.7%
Computershare, Ltd. (IT Services)	611,030	$5,511,889

Bermuda 1.2%
Genpact, Ltd. (IT Services)	211,774	3,729,340

Brazil 2.0%
Cia. Hering (Specialty Retail)	277,500	6,375,101

Canada 4.2%
IGM Financial, Inc. (Capital Markets)	130,300	5,170,252
Open Text Corp. (Internet Software & Services) (a)	93,985	5,064,851
Tim Hortons, Inc. (Hotels, Restaurants & Leisure)	61,900	3,072,843

		13,307,946

China 1.4%
China Shenhua Energy Co., Ltd. (Oil, Gas & Consumable Fuels)	1,005,200	4,280,179

Czech Republic 2.3%
Komercni Banka A.S. (Commercial Banks)	36,134	7,374,286

Denmark 5.1%
Coloplast A/S Class B (Health Care Equipment & Supplies)	36,130	7,922,378
FLSmidth & Co. A/S (Construction & Engineering)	139,112	8,218,107

		16,140,485

France 6.9%
Bureau Veritas S.A. (Professional Services)	61,230	6,502,229
Dassault Systemes S.A. (Software)	59,083	6,225,220
Essilor International S.A. (Health Care Equipment & Supplies)	101,093	9,113,250
Ipsen S.A. (Pharmaceuticals)	7,830	201,962

		22,042,661

Germany 13.5%
♦Adidas A.G. (Textiles, Apparel & Luxury Goods)	140,675	11,984,933
Brenntag A.G. (Trading Companies & Distributors)	41,576	5,240,138
Fresenius Medical Care A.G. & Co. KGaA (Health Care Providers & Services)	135,460	9,514,485
♦Linde A.G. (Chemicals)	57,274	9,632,077
United Internet A.G. (Internet Software & Services)	154,216	3,085,255

	Shares	Value

Germany (continued)
Wirecard A.G. (IT Services)	154,678	$3,534,565

		42,991,453

Hong Kong 2.6%
Li & Fung, Ltd. (Distributors)	4,859,200	8,150,863

India 0.9%
Infosys, Ltd., Sponsored ADR (IT Services) (b)	67,953	2,950,519

Indonesia 1.2%
Media Nusantara Citra Tbk PT (Media)	12,741,000	3,747,353

Ireland 0.5%
ICON PLC, Sponsored ADR (Life Sciences Tools & Services) (a)(b)	59,479	1,400,136

Israel 5.6%
Check Point Software Technologies, Ltd. (Software) (a)	142,495	6,345,303
♦Teva Pharmaceutical Industries, Ltd., Sponsored ADR (Pharmaceuticals) (b)	284,127	11,484,413

		17,829,716

Japan 7.4%
♦Daito Trust Construction Co., Ltd. (Real Estate Management & Development)	97,100	9,803,658
FamilyMart Co., Ltd. (Food & Staples Retailing)	91,400	4,430,891
Sysmex Corp. (Health Care Equipment & Supplies)	194,300	9,139,377

		23,373,926

South Africa 1.2%
Clicks Group, Ltd. (Food & Staples Retailing)	541,147	3,730,951

Spain 4.3%
♦Grifols S.A. (Biotechnology) (a)	395,932	13,732,885

Sweden 5.6%
Modern Times Group AB Class B (Media)	168,523	5,132,242
♦Svenska Handelsbanken AB Class A (Commercial Banks)	372,064	12,744,492

		17,876,734

Thailand 3.0%
Kasikornbank PCL (Commercial Banks)	1,610,800	9,459,837

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2012, excluding short-term investment. May be subject to change daily.

10	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
United Kingdom 24.1%
♦Aggreko PLC (Commercial Services & Supplies)	370,744	$12,863,188
Experian PLC (Professional Services)	458,418	7,915,557
♦Intertek Group PLC (Professional Services)	232,675	10,584,755
Johnson Matthey PLC (Chemicals)	208,968	7,584,121
♦Petrofac, Ltd. (Energy Equipment & Services)	402,384	10,415,523
♦SABMiller PLC (Beverages)	246,181	10,545,649
Shire PLC (Pharmaceuticals)	205,048	5,767,518
Standard Chartered PLC (Commercial Banks)	320,912	7,579,049
Telecity Group PLC (Internet Software & Services)	226,301	3,292,215

		76,547,575

United States 2.7%
ResMed, Inc. (Health Care Equipment & Supplies)	216,637	8,652,482

Total Common Stocks (Cost $274,167,269)		309,206,317

	Principal Amount	Value

Short-Term Investment 0.6%
Repurchase Agreement 0.6%
United States 0.6%
State Street Bank and Trust Co. 0.01%, dated 10/31/12 due 11/1/12 Proceeds at Maturity $1,989,193 (Collateralized by a Federal National Mortgage Association security with a rate of 5.00% and a maturity date of 3/15/16, with a Principal Amount of $1,760,000 and a Market Value of $2,032,129) (Capital Markets)	$1,989,193	$1,989,193

Total Short-Term Investment (Cost $1,989,193)		1,989,193

Total Investments (Cost $276,156,462) (c)	98.0%	311,195,510
Other Assets, Less Liabilities	2.0	6,392,574
Net Assets	100.0%	$317,588,084

(a)	Non-income producing security.

(b)	ADR—American Depositary Receipt.

(c)	As of October 31, 2012, cost is $277,221,220 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$42,585,904
Gross unrealized depreciation	(8,611,614)

Net unrealized appreciation	$33,974,290

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$309,206,317	$—	$—	$309,206,317
Short-Term Investment
Repurchase Agreement	—	1,989,193	—	1,989,193

Total Investments in Securities	$309,206,317	$1,989,193	$—	$311,195,510

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of October 31, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

As of October 31, 2012, foreign securities with a total value of $208,727,187 were transferred from Level 2 to Level 1 as the prices of these securities were based on quoted prices compared with the prior year prices which were adjusted for events after the market close. The October 31, 2011 prices were adjusted by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures. Fair values as of October 31, 2012 for these securities are based on quoted prices in active markets for identical investments. (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments October 31, 2012 (continued)

The table below sets forth the diversification of MainStay International Equity Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Beverages	$10,545,649	3.3%
Biotechnology	13,732,885	4.3
Capital Markets	7,159,445	2.3
Chemicals	17,216,198	5.4
Commercial Banks	37,157,664	11.7
Commercial Services & Supplies	12,863,188	4.0
Construction & Engineering	8,218,107	2.6
Distributors	8,150,863	2.6
Energy Equipment & Services	10,415,523	3.3
Food & Staples Retailing	8,161,842	2.6
Health Care Equipment & Supplies	34,827,487	11.0
Health Care Providers & Services	9,514,485	3.0
Hotels, Restaurants & Leisure	3,072,843	1.0
Internet Software & Services	11,442,321	3.6
IT Services	15,726,313	4.9
Life Sciences Tools & Services	1,400,136	0.4
Media	8,879,595	2.8
Oil, Gas & Consumable Fuels	4,280,179	1.3
Pharmaceuticals	17,453,893	5.5
Professional Services	25,002,541	7.9
Real Estate Management & Development	9,803,658	3.1
Software	12,570,523	4.0
Specialty Retail	6,375,101	2.0
Textiles, Apparel & Luxury Goods	11,984,933	3.8
Trading Companies & Distributors	5,240,138	1.6

	311,195,510	98.0
Other Assets, Less Liabilities	6,392,574	2.0

Net Assets	$317,588,084	100.0%

†	Percentages indicated are based on Fund net assets.

12	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2012

Assets
Investment in securities, at value (identified cost $276,156,462)	$311,195,510
Cash denominated in foreign currencies (identified cost $6,425,066)	6,448,883
Receivables:
Investment securities sold	1,080,663
Dividends and interest	410,613
Fund shares sold	218,357
Other assets	26,382

Total assets	319,380,408

Liabilities
Payables:
Fund shares redeemed	940,605
Foreign capital gains tax (See Note 2(B))	307,203
Manager (See Note 3)	251,921
Transfer agent (See Note 3)	182,824
NYLIFE Distributors (See Note 3)	47,172
Shareholder communication	27,339
Professional fees	18,501
Custodian	10,913
Trustees	984
Accrued expenses	4,862

Total liabilities	1,792,324

Net assets	$317,588,084

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$273,068
Additional paid-in capital	407,824,309

408,097,377
Undistributed net investment income	2,688,911
Accumulated net realized gain (loss) on investments and foreign currency transactions	(128,030,436)
Net unrealized appreciation (depreciation) on investments (a)	34,731,845
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	100,387

Net assets	$317,588,084

Investor Class
Net assets applicable to outstanding shares	$34,821,780

Shares of beneficial interest outstanding	2,986,462

Net asset value per share outstanding	$11.66
Maximum sales charge (5.50% of offering price)	0.68

Maximum offering price per share outstanding	$12.34

Class A
Net assets applicable to outstanding shares	$60,303,047

Shares of beneficial interest outstanding	5,163,485

Net asset value per share outstanding	$11.68
Maximum sales charge (5.50% of offering price)	0.68

Maximum offering price per share outstanding	$12.36

Class B
Net assets applicable to outstanding shares	$16,185,769

Shares of beneficial interest outstanding	1,507,765

Net asset value and offering price per share outstanding	$10.73

Class C
Net assets applicable to outstanding shares	$11,111,455

Shares of beneficial interest outstanding	1,034,722

Net asset value and offering price per share outstanding	$10.74

Class I
Net assets applicable to outstanding shares	$177,726,151

Shares of beneficial interest outstanding	15,122,074

Net asset value and offering price per share outstanding	$11.75

Class R1
Net assets applicable to outstanding shares	$4,676,543

Shares of beneficial interest outstanding	400,615

Net asset value and offering price per share outstanding	$11.67

Class R2
Net assets applicable to outstanding shares	$10,545,117

Shares of beneficial interest outstanding	901,196

Net asset value and offering price per share outstanding	$11.70

Class R3
Net assets applicable to outstanding shares	$2,218,222

Shares of beneficial interest outstanding	190,517

Net asset value and offering price per share outstanding	$11.64

(a)	Net of foreign capital gains tax of $307,203.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statement of Operations for the year ended October 31, 2012

Investment Income (Loss)
Income
Dividends (a)	$7,313,003
Interest	261

Total income	7,313,264

Expenses
Manager (See Note 3)	2,897,372
Transfer agent (See Note 3)	686,151
Distribution/Service—Investor Class (See Note 3)	85,475
Distribution/Service—Class A (See Note 3)	158,475
Distribution/Service—Class B (See Note 3)	178,750
Distribution/Service—Class C (See Note 3)	116,981
Distribution/Service—Class R2 (See Note 3)	29,698
Distribution/Service—Class R3 (See Note 3)	9,486
Registration	96,316
Professional fees	87,810
Custodian	67,058
Shareholder communication	60,900
Shareholder service (See Note 3)	18,454
Trustees	8,077
Miscellaneous	28,301

Total expenses	4,529,304

Net investment income (loss)	2,783,960

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions (b)	(8,721,330)
Foreign currency transactions	(13,763)

Net realized gain (loss) on investments and foreign currency transactions	(8,735,093)

Net change in unrealized appreciation (depreciation) on:
Investments (c)	37,412,268
Translation of other assets and liabilities in foreign currencies	30,210

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	37,442,478

Net realized and unrealized gain (loss) on investments and foreign currency transactions	28,707,385

Net increase (decrease) in net assets resulting from operations	$31,491,345

(a)	Dividends recorded net of foreign withholding taxes in the amount of $603,560.

(b)	Net of foreign capital gains tax of $34,045.

(c)	Net of foreign capital gains tax of $307,203.

14	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2012 and October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,783,960	$9,127,922
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	(8,735,093)	(31,844,705)
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	37,442,478	(24,686,590)

Net increase (decrease) in net assets resulting from operations	31,491,345	(47,403,373)

Dividends to shareholders:
From net investment income:
Investor Class	(893,973)	(1,105,464)
Class A	(1,933,319)	(3,107,422)
Class B	(379,000)	(672,597)
Class C	(232,501)	(420,464)
Class I	(5,180,205)	(10,291,930)
Class R1	(142,357)	(195,343)
Class R2	(330,290)	(322,439)
Class R3	(39,158)	(25,620)

Total dividends to shareholders	(9,130,803)	(16,141,279)

Capital share transactions:
Net proceeds from sale of shares	71,221,509	90,448,988
Net asset value of shares issued to shareholders in reinvestment of dividends	8,641,477	14,107,001
Cost of shares redeemed	(128,600,287)	(282,849,754)

Increase (decrease) in net assets derived from capital share transactions	(48,737,301)	(178,293,765)

Net increase (decrease) in net assets	(26,376,759)	(241,838,417)

Net Assets
Beginning of year	343,964,843	585,803,260

End of year	$317,588,084	$343,964,843

Undistributed net investment income at end of year	$2,688,911	$9,049,517

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Financial Highlights selected per share data and ratios

	Investor Class
	Year ended October 31,					February 28, 2008** through October 31,
	2012	2011	2010		2009	2008
Net asset value at beginning of period	$10.81	$12.66	$12.24		$10.96	$14.70

Net investment income (loss) (a)	0.06	0.21	0.22	(b)	0.23	0.36
Net realized and unrealized gain (loss) on investments	1.07	(1.62)	0.44		1.73	(4.31)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.09)	0.08		0.18	0.21

Total from investment operations	1.13	(1.50)	0.74		2.14	(3.74)

Less dividends:
From net investment income	(0.28)	(0.35)	(0.32)		(0.86)	—

Redemption fee (a)(c)	—	—	0.00	‡	0.00 ‡	0.00	‡

Net asset value at end of period	$11.66	$10.81	$12.66		$12.24	$10.96

Total investment return (d)	10.81%	(12.19%)	6.11%		21.20%	(25.44	%)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.54%	1.77%	1.82	%(b)	2.19%	3.91	% ††
Net expenses	1.77%	1.71%	1.75%		1.71%	1.70	% ††
Expenses (before waiver/reimbursement)	1.77%	1.71%	1.75%		1.86%	1.73	% ††
Portfolio turnover rate	43%	80%	54%		88%	82%
Net assets at end of period (in 000’s)	$34,822	$34,895	$39,843		$39,969	$35,429

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Total investment return is not annualized.

16	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Year ended October 31,
	2012	2011	2010		2009	2008
Net asset value at beginning of year	$10.82	$12.66	$12.24		$10.97	$18.09

Net investment income (loss) (a)	0.10	0.26	0.25	(b)	0.26	0.41
Net realized and unrealized gain (loss) on investments	1.07	(1.63)	0.44		1.73	(6.10)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.09)	0.08		0.18	0.30

Total from investment operations	1.17	(1.46)	0.77		2.17	(5.39)

Less dividends and distributions:
From net investment income	(0.31)	(0.38)	(0.35)		(0.90)	(0.05)
From net realized gain on investments	—	—	—		—	(1.68)

Total dividends and distributions	(0.31)	(0.38)	(0.35)		(0.90)	(1.73)

Redemption fee (a)(c)	—	—	0.00	‡	0.00 ‡	0.00 ‡

Net asset value at end of year	$11.68	$10.82	$12.66		$12.24	$10.97

Total investment return (d)	11.27%	(11.96%)	6.31%		21.57%	(32.67%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.87%	2.11%	2.11	%(b)	2.40%	2.79%
Net expenses	1.43%	1.46%	1.44%		1.39%	1.47%
Expenses (before waiver/reimbursement)	1.43%	1.46%	1.44%		1.42%	1.47%
Portfolio turnover rate	43%	80%	54%		88%	82%
Net assets at end of year (in 000’s)	$60,303	$72,699	$104,169		$117,023	$63,470

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Class B
	Year ended October 31,
	2012	2011	2010		2009	2008
Net asset value at beginning of year	$9.95	$11.67	$11.33		$10.17	$16.99

Net investment income (loss) (a)	(0.02)	0.11	0.12	(b)	0.14	0.28
Net realized and unrealized gain (loss) on investments	0.99	(1.49)	0.39		1.61	(5.70)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.08)	0.07		0.16	0.28

Total from investment operations	0.97	(1.46)	0.58		1.91	(5.14)

Less dividends and distributions:
From net investment income	(0.19)	(0.26)	(0.24)		(0.75)	—
From net realized gain on investments	—	—	—		—	(1.68)

Total dividends and distributions	(0.19)	(0.26)	(0.24)		(0.75)	(1.68)

Redemption fee (a)(c)	—	—	0.00	‡	0.00 ‡	0.00 ‡

Net asset value at end of year	$10.73	$9.95	$11.67		$11.33	$10.17

Total investment return (d)	10.05%	(12.81%)	5.17%		20.31%	(33.36%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.22%)	1.02%	1.04	%(b)	1.41%	2.10%
Net expenses	2.52%	2.46%	2.50%		2.46%	2.40%
Expenses (before waiver/reimbursement)	2.52%	2.46%	2.50%		2.62%	2.42%
Portfolio turnover rate	43%	80%	54%		88%	82%
Net assets at end of year (in 000’s)	$16,186	$20,509	$31,314		$36,397	$37,098

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

18	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class C
	Year ended October 31,
	2012	2011	2010		2009	2008
Net asset value at beginning of year	$9.96	$11.68	$11.32		$10.17	$16.98

Net investment income (loss) (a)	(0.02)	0.12	0.12	(b)	0.13	0.29
Net realized and unrealized gain (loss) on investments	0.99	(1.50)	0.41		1.61	(5.69)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.08)	0.07		0.16	0.27

Total from investment operations	0.97	(1.46)	0.60		1.90	(5.13)

Less dividends and distributions:
From net investment income	(0.19)	(0.26)	(0.24)		(0.75)	—
From net realized gain on investments	—	—	—		—	(1.68)

Total dividends and distributions	(0.19)	(0.26)	(0.24)		(0.75)	(1.68)

Redemption fee (a)(c)	—	—	0.00	‡	0.00 ‡	0.00 ‡

Net asset value at end of year	$10.74	$9.96	$11.68		$11.32	$10.17

Total investment return (d)	10.05%	(12.88%)	5.23%		20.32%	(33.32%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.21%)	1.07%	1.09	%(b)	1.34%	2.12%
Net expenses	2.52%	2.46%	2.50%		2.46%	2.39%
Expenses (before waiver/reimbursement)	2.52%	2.46%	2.50%		2.60%	2.41%
Portfolio turnover rate	43%	80%	54%		88%	82%
Net assets at end of year (in 000’s)	$11,111	$12,960	$19,242		$19,079	$10,976

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,
	2012	2011	2010		2009	2008
Net asset value at beginning of year	$10.89	$12.75	$12.33		$11.05	$18.23

Net investment income (loss) (a)	0.13	0.26	0.29	(b)	0.29	0.50
Net realized and unrealized gain (loss) on investments	1.07	(1.62)	0.43		1.75	(6.16)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.09)	0.08		0.18	0.30

Total from investment operations	1.20	(1.45)	0.80		2.22	(5.36)

Less dividends and distributions:
From net investment income	(0.34)	(0.41)	(0.38)		(0.94)	(0.14)
From net realized gain on investments	—	—	—		—	(1.68)

Total dividends and distributions	(0.34)	(0.41)	(0.38)		(0.94)	(1.82)

Redemption fee (a)(c)	—	—	0.00	‡	0.00 ‡	0.00 ‡

Net asset value at end of year	$11.75	$10.89	$12.75		$12.33	$11.05

Total investment return (d)	11.45%	(11.73%)	6.61%		22.01%	(32.44%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.15%	2.16%	2.40	%(b)	2.70%	3.48%
Net expenses	1.18%	1.21%	1.18%		1.08%	1.03%
Expenses (before waiver/reimbursement)	1.18%	1.21%	1.18%		1.17%	1.05%
Portfolio turnover rate	43%	80%	54%		88%	82%
Net assets at end of year (in 000’s)	$177,726	$184,373	$373,332		$387,245	$371,975

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

20	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R1
	Year ended October 31,
	2012	2011	2010		2009	2008
Net asset value at beginning of year	$10.82	$12.67	$12.25		$10.98	$18.13

Net investment income (loss) (a)	0.11	0.26	0.27	(b)	0.28	0.49
Net realized and unrealized gain (loss) on investments	1.07	(1.62)	0.44		1.74	(6.13)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.09)	0.08		0.18	0.30

Total from investment operations	1.18	(1.45)	0.79		2.20	(5.34)

Less dividends and distributions:
From net investment income	(0.33)	(0.40)	(0.37)		(0.93)	(0.13)
From net realized gain on investments	—	—	—		—	(1.68)

Total dividends and distributions	(0.33)	(0.40)	(0.37)		(0.93)	(1.81)

Redemption fee (a)(c)	—	—	0.00	‡	0.00 ‡	0.00 ‡

Net asset value at end of year	$11.67	$10.82	$12.67		$12.25	$10.98

Total investment return (d)	11.41%	(11.89%)	6.58%		21.89%	(32.53%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.04%	2.12%	2.30	%(b)	2.58%	3.40%
Net expenses	1.28%	1.31%	1.29%		1.19%	1.13%
Expenses (before waiver/reimbursement)	1.28%	1.31%	1.29%		1.27%	1.15%
Portfolio turnover rate	43%	80%	54%		88%	82%
Net assets at end of year (in 000’s)	$4,677	$4,760	$6,225		$5,348	$2,755

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Financial Highlights selected per share data and ratios

	Class R2
	Year ended October 31,
	2012	2011	2010		2009	2008
Net asset value at beginning of year	$10.84	$12.69	$12.27		$10.99	$18.14

Net investment income (loss) (a)	0.09	0.24	0.25	(b)	0.16	0.46
Net realized and unrealized gain (loss) on investments	1.06	(1.63)	0.43		1.82	(6.14)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.09)	0.08		0.19	0.30

Total from investment operations	1.15	(1.48)	0.76		2.17	(5.38)

Less dividends and distributions:
From net investment income	(0.29)	(0.37)	(0.34)		(0.89)	(0.09)
From net realized gain on investments	—	—	—		—	(1.68)

Total dividends and distributions	(0.29)	(0.37)	(0.34)		(0.89)	(1.77)

Redemption fee (a)(c)	—	—	0.00	‡	0.00 ‡	0.00 ‡

Net asset value at end of year	$11.70	$10.84	$12.69		$12.27	$10.99

Total investment return (d)	11.12%	(12.09%)	6.32%		21.53%	(32.63%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.82%	2.02%	2.09	%(b)	1.39%	3.24%
Net expenses	1.53%	1.55%	1.54%		1.50%	1.38%
Expenses (before waiver/reimbursement)	1.53%	1.55%	1.54%		1.54%	1.40%
Portfolio turnover rate	43%	80%	54%		88%	82%
Net assets at end of year (in 000’s)	$10,545	$12,176	$10,942		$7,826	$274

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.

22	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R3
	Year ended October 31,
	2012	2011	2010		2009	2008
Net asset value at beginning of year	$10.79	$12.64	$12.24		$10.95	$18.10

Net investment income (loss) (a)	0.06	0.24	0.24	(b)	0.26	0.42
Net realized and unrealized gain (loss) on investments	1.06	(1.65)	0.41		1.72	(6.13)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.09)	0.07		0.17	0.30

Total from investment operations	1.12	(1.50)	0.72		2.15	(5.41)

Less dividends and distributions:
From net investment income	(0.27)	(0.35)	(0.32)		(0.86)	(0.06)
From net realized gain on investments	—	—	—		—	(1.68)

Total dividends and distributions	(0.27)	(0.35)	(0.32)		(0.86)	(1.74)

Redemption fee (a)(c)	—	—	0.00	‡	0.00 ‡	0.00 ‡

Net asset value at end of year	$11.64	$10.79	$12.64		$12.24	$10.95

Total investment return (d)	10.82%	(12.28%)	5.99%		21.31%	(32.86%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.56%	1.98%	2.00	%(b)	2.45%	2.93%
Net expenses	1.78%	1.80%	1.79%		1.69%	1.63%
Expenses (before waiver/reimbursement)	1.78%	1.80%	1.79%		1.77%	1.65%
Portfolio turnover rate	43%	80%	54%		88%	82%
Net assets at end of year (in 000’s)	$2,218	$1,592	$737		$322	$37

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay International Equity Fund (the “Fund”), a diversified fund.

The Fund currently offers eight classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on September 13, 1994. Class C shares commenced operations on September 1, 1998. Class I, Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term growth of capital.

Prior to February 28, 2012, the investment objective of the Fund was to seek long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income was a secondary objective.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”)

(generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee will meet (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee shall meet at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund. These procedures shall be reviewed by the Board no less frequently than annually. Any revisions to these procedures deemed necessary shall be reported to the Board at its next regularly scheduled meeting.

Securities are valued using unadjusted market prices, when available, as supplied primarily by third party pricing services or dealers. To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the

24	MainStay International Equity Fund

risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market value cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2012, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally catego-

rized as Level 3 in the hierarchy. As of October 31, 2012, the Fund did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of October 31, 2012, foreign equity securities held by the Fund were not fair valued in such a manner.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to

mainstayinvestments.com	25

Notes to Financial Statements (continued)

distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source, and a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon their current interpretation of tax rules and regulations that exist in the market in which they invest. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended October 31, 2012, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than

Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Written and Purchased Options.  The Fund may write covered call and put options on its portfolio securities or foreign currencies. These securities are subject to equity price risk in the normal course of investing in these transactions. An amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are cancelled in

26	MainStay International Equity Fund

closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price. The Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer’s owning the underlying security throughout the option period. A call option may also be covered by the call writer’s maintaining liquid assets valued at greater than the exercise price of the call written. However, as long as the obligation as the writer continues, the Fund has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur risk exposure equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option. The Fund writes covered call options to try to realize greater return on the sale of a stock. The Fund writes put options to help protect against unanticipated adverse developments.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum risk exposure for any purchased option is limited to the premium initially paid for the option. As of October 31, 2012, the Fund did not hold any purchased or written options.

(J)  Rights and Warrants.  A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security cannot be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if the warrant is not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The Fund is exposed to risk until each sale is completed. As of October 31, 2012, the Fund did not hold any rights or warrants.

(K)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund enters into futures contracts for hedging purposes and market exposure.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may also enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund. The Fund invests in futures contracts to reduce the Fund’s return volatility. As of October 31, 2012, the Fund did not hold any futures contracts.

(L)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may enter into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the

mainstayinvestments.com	27

Notes to Financial Statements (continued)

extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of October 31, 2012, the Fund did not hold any foreign currency forward contracts.

(M)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(N)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserves the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2012.

(O)  Concentration of Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

(P)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. Madison Square Investors LLC (“Madison Square Investors” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Madison Square

28	MainStay International Equity Fund

Investors, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.90% up to $500 million and 0.85% in excess of $500 million, plus a fee for fund accounting services furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate was 0.92% for the year ended October 31, 2012, inclusive of the effective fund accounting services rate of 0.02% of the Fund’s average daily net assets.

New York Life Investments has voluntarily agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2012, New York Life Investments earned fees from the Fund in the amount of $2,897,372.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder Service Fees incurred by the Fund for the year ended October 31, 2012, were as follows:

Class R1	$4,678
Class R2	11,879
Class R3	1,897

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $9,706 and $5,674, respectively, for the year ended October 31, 2012. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $26, $1,243, $29,122 and $1,613, respectively, for the year ended October 31, 2012.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2012, were as follows:

Investor Class	$166,629
Class A	94,699
Class B	87,305
Class C	57,080
Class I	252,883
Class R1	6,977
Class R2	17,766
Class R3	2,812

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

mainstayinvestments.com	29

Notes to Financial Statements (continued)

(F)  Capital.  As of October 31, 2012, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class I	$55,721,253	31.4%

Note 4–Federal Income Tax

As of October 31, 2012, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$2,688,911	$(127,272,881)	$—	$34,074,677	$(90,509,293)

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2012 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(13,763)	$13,763	$—

The reclassifications for the Fund are primarily due to foreign currency gain (loss).

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2012, for federal income tax purposes, capital loss carryforwards of $127,272,881 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2016 2017 2019 Unlimited	$29,857 53,693 35,593 4,261	$	— — — 3,869
Total	$123,404		$3,869

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 shown in the Statements of Changes in Net Assets was as follows:

	2012	2011
Distributions paid from: Ordinary Income	$9,130,803	$16,141,279

Note 5–Foreign Currency Transactions

As of October 31, 2012, the Fund held the following foreign currencies:

	Currency		Cost			Value
Australian Dollar	AUD	177	USD	184		USD	184
Brazilian Real	BRL	168,970		83,103			83,193
Canadian Dollar	CAD	134,908		134,997			135,077
Danish Krone	DKK	6,584,826		1,141,866			1,144,123
Euro	EUR	2,250,291		2,917,390			2,916,713
Hong Kong Dollar	HKD	4,810,863		620,446			620,753
Indonesian Rupiah	IDR	3		0	(a)		0	(a)
Japanese Yen	JPY	1		0	(a)		0	(a)
Pound Sterling	GBP	879,268		1,398,111			1,418,919
Singapore Dollar	SGD	32,658		25,904			26,773
Swedish Krona	SEK	474		72			71
Thailand Baht	THB	3,159,315		102,993			103,077
Total			USD	6,425,066		USD	6,448,883

(a)	Less than one dollar.

30	MainStay International Equity Fund

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under an amended credit agreement, the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 28, 2013, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 29, 2012, the aggregate commitment amount was $125,000,000 with an optional maximum amount of $175,000,000. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the year ended October 31, 2012.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2012, purchases and sales of securities, other than short-term securities, were $133,557 and $188,297, respectively.

Note 9–Capital Share Transactions

Investor Class	Shares	Amount
Year ended October 31, 2012:
Shares sold	196,224	$2,141,258
Shares issued to shareholders in reinvestment of dividends	86,352	887,712
Shares redeemed	(575,649)	(6,302,435)

Net increase (decrease) in shares outstanding before conversion	(293,073)	(3,273,465)
Shares converted into Investor Class (See Note 1)	228,238	2,472,290
Shares converted from Investor Class (See Note 1)	(176,452)	(1,974,946)

Net increase (decrease)	(241,287)	$(2,776,121)

Year ended October 31, 2011:
Shares sold	255,410	$3,104,372
Shares issued to shareholders in reinvestment of dividends	88,910	1,098,040
Shares redeemed	(549,047)	(6,635,729)

Net increase (decrease) in shares outstanding before conversion	(204,727)	(2,433,317)
Shares converted into Investor Class (See Note 1)	373,694	4,153,993
Shares converted from Investor Class (See Note 1)	(89,414)	(1,099,827)

Net increase (decrease)	79,553	$620,849

Class A	Shares	Amount
Year ended October 31, 2012:
Shares sold	690,751	$7,565,303
Shares issued to shareholders in reinvestment of dividends	167,449	1,719,726
Shares redeemed	(2,707,184)	(29,445,459)

Net increase (decrease) in shares outstanding before conversion	(1,848,984)	(20,160,430)
Shares converted into Class A (See Note 1)	301,754	3,320,325
Shares converted from Class A (See Note 1)	(10,161)	(118,949)

Net increase (decrease)	(1,557,391)	$(16,959,054)

Year ended October 31, 2011:
Shares sold	1,961,197	$24,241,634
Shares issued to shareholders in reinvestment of dividends	215,220	2,653,664
Shares redeemed	(3,688,192)	(43,375,045)

Net increase (decrease) in shares outstanding before conversion	(1,511,775)	(16,479,747)
Shares converted into Class A (See Note 1)	201,074	2,412,655
Shares converted from Class A (See Note 1)	(193,869)	(1,973,995)

Net increase (decrease)	(1,504,570)	$(16,041,087)

mainstayinvestments.com	31

Notes to Financial Statements (continued)

Class B	Shares	Amount
Year ended October 31, 2012:
Shares sold	145,998	$1,465,620
Shares issued to shareholders in reinvestment of dividends	37,762	359,869
Shares redeemed	(365,412)	(3,685,754)

Net increase (decrease) in shares outstanding before conversion	(181,652)	(1,860,265)
Shares converted from Class B (See Note 1)	(371,315)	(3,698,720)

Net increase (decrease)	(552,967)	$(5,558,985)

Year ended October 31, 2011:
Shares sold	215,858	$2,445,662
Shares issued to shareholders in reinvestment of dividends	55,069	629,984
Shares redeemed	(577,541)	(6,436,816)

Net increase (decrease) in shares outstanding before conversion	(306,614)	(3,361,170)
Shares converted from Class B (See Note 1)	(314,841)	(3,492,826)

Net increase (decrease)	(621,455)	$(6,853,996)

Class C	Shares	Amount
Year ended October 31, 2012:
Shares sold	67,205	$672,940
Shares issued to shareholders in reinvestment of dividends	17,749	169,161
Shares redeemed	(351,969)	(3,528,369)

Net increase (decrease)	(267,015)	$(2,686,268)

Year ended October 31, 2011:
Shares sold	215,489	$2,484,165
Shares issued to shareholders in reinvestment of dividends	26,446	302,804
Shares redeemed	(588,079)	(6,641,709)

Net increase (decrease)	(346,144)	$(3,854,740)

Class I	Shares	Amount
Year ended October 31, 2012:
Shares sold	5,017,234	$55,099,791
Shares issued to shareholders in reinvestment of dividends	488,524	5,036,688
Shares redeemed	(7,310,229)	(78,460,736)

Net increase (decrease)	(1,804,471)	$(18,324,257)

Year ended October 31, 2011:
Shares sold	3,952,695	$48,215,141
Shares issued to shareholders in reinvestment of dividends	721,480	8,939,145
Shares redeemed	(17,027,206)	(212,987,403)

Net increase (decrease)	(12,353,031)	$(155,833,117)

Class R1	Shares	Amount
Year ended October 31, 2012:
Shares sold	31,458	$334,344
Shares issued to shareholders in reinvestment of dividends	13,609	139,492
Shares redeemed	(84,394)	(922,049)

Net increase (decrease)	(39,327)	$(448,213)

Year ended October 31, 2011:
Shares sold	154,670	$1,841,336
Shares issued to shareholders in reinvestment of dividends	15,410	189,846
Shares redeemed	(221,660)	(2,788,670)

Net increase (decrease)	(51,580)	$(757,488)

Class R2	Shares	Amount
Year ended October 31, 2012:
Shares sold	249,216	$2,727,325
Shares issued to shareholders in reinvestment of dividends	28,124	289,671
Shares redeemed	(499,811)	(5,462,254)

Net increase (decrease)	(222,471)	$(2,445,258)

Year ended October 31, 2011:
Shares sold	532,831	$6,566,352
Shares issued to shareholders in reinvestment of dividends	21,675	267,898
Shares redeemed	(293,374)	(3,497,639)

Net increase (decrease)	261,132	$3,336,611

Class R3	Shares	Amount
Year ended October 31, 2012:
Shares sold	111,377	$1,214,928
Shares issued to shareholders in reinvestment of dividends	3,813	39,158
Shares redeemed	(72,312)	(793,231)

Net increase (decrease)	42,878	$460,855

Year ended October 31, 2011:
Shares sold	126,679	$1,550,326
Shares issued to shareholders in reinvestment of dividends	2,078	25,620
Shares redeemed	(39,423)	(486,743)

Net increase (decrease)	89,334	$1,089,203

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2012, events and transactions subsequent to October 31, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

32	MainStay International Equity Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay International Equity Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay International Equity Fund of The MainStay Funds as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2012

mainstayinvestments.com	33

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2012, the Fund designated approximately $6,599,365 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2012, should be multiplied by 0.1% to arrive at the amount eligible for the corporate dividends received deduction.

In accordance with federal tax law, the Fund elects to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2012:

—  the total amount of taxes paid to foreign countries was $599,171

—  the total amount of income sourced from foreign countries was $7,878,162

In February 2013, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2012. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2012.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

34	MainStay International Equity Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Trust, Eclipse Funds Inc., MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay Defined Term Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Board Member*	John Y. Kim 9/24/60	Indefinite; Eclipse Trust: Trustee since 2008; Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011 Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011	Member of the Board of Managers, President and Chief Executive Officer (since 2008), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board, MacKay Shields LLC since 2008; Chairman of the Board, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC and McMorgan & Company LLC; Chairman of the Board, NYLIFE Distributors LLC and Chairman of the Board, NYLCAP Manager LLC (since 2008) President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	75	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com	35

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51

Indefinite;
Eclipse Trust: Chairman since 2005, and Trustee since 2000;
Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (12 funds);
MainStay Funds Trust: Chairman and Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Chairman and Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Chairman and Trustee since 2011

Private Advisors Alternative Strategies Fund: Chairman and Trustee since 2011

MainStay DefinedTerm Municipal Opportunities Fund: Chairman and Trustee since 2011.

			President, Strategic Management Advisors LLC (since 1990)	75	Trustee, Legg Mason Partners Funds, since 1992 (51 portfolios)

36	MainStay International Equity Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Alan R. Latshaw 3/27/51

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;
Eclipse Funds Inc.:
Director and Audit Committee Financial Expert since 2007 (1 fund);
The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (12 funds);
MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (31 funds); and
MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	75	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

mainstayinvestments.com	37

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002; Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	75	None
	Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	75	None

38	MainStay International Equity Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Richard S. Trutanic 2/13/52	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	75	None

mainstayinvestments.com	39

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;

Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund);

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2009 (31 funds); and

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Visiting Professor, University of California—San Diego (since October 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stem School of Business, New York University (2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	75	None

40	MainStay International Equity Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	John A. Weisser 10/22/41	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	75	Trustee, Direxion Funds since 2007 (21 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (47 portfolios)

mainstayinvestments.com	41

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

	Name and Date of Birth	Positions(s) Held with the Funds and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds (2006 to 2008); Assistant Secretary, Eclipse Trust, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)
	Stephen P. Fisher 2/22/59	President, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company FSB (since 2006); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

42	MainStay International Equity Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

MainStay 130/30 Core Fund

International/Global Equity

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay 130/30 International Fund

Income

Taxable Bond

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Term Bond Fund

MainStay Money Market Fund

Municipal Bond

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Madison Square Investors LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.

NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2013 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-28188 MS265-12	MSIE11-12/12 NL010

MainStay Common Stock Fund

Message from the President and Annual Report

October 31, 2012

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Message from the President

Most major equity markets delivered positive results for the 12 months ended October 31, 2012. In the United States, stocks provided solid double-digit returns. With a few notable exceptions, international stock markets generally ended the reporting period in positive territory.

The stock market’s advance, however, was far from uniform. After rising to an early peak at the end of March 2012, domes-

tic and international stocks lost ground until the beginning of June. After that, stocks generally rose, reaching their high point for the reporting period in mid-September. Although stocks remained relatively buoyant through mid-October, they drifted lower as the reporting period came to a close.

A variety of forces converged to help fuel these market movements. Investors kept a close eye on developments in the European sovereign debt crisis. The European Central Bank’s Long Term Refinancing Operations helped stabilize European credit markets and provide needed liquidity. Although private holders of Greek sovereign debt had to accept a reduction in their recovery value, the anticipated voluntary exchange provided a positive spark to the markets. Rising unemployment and new austerity measures may impede economic growth as the European Union seeks to strike a delicate balance between fiscal and monetary policies.

In the United States, the Federal Reserve announced an open-ended agency mortgage-backed security purchase program, which helped calm market concerns. The Federal Reserve also continued its maturity extension program (referred to by some as “operation twist”), which seeks to put downward pressure on longer-term interest rates. At the short end of the yield curve, the Federal Reserve maintained the federal funds rate in a near-zero range. In September 2012, the Federal Open Market Committee anticipated that “exceptionally low levels for the federal funds rate” were “likely to be warranted at least through mid-2015.”

With markets stabilizing and short-term interest rates at very low levels, yield-hungry investors had incentives to lengthen maturities and accept higher risk. Domestic high-yield bonds provided double-digit returns for the reporting period, municipal bonds and convertible securities provided high single-digit returns, and domestic corporate bonds provided positive overall returns.

While most investors are pleased when markets rise, MainStay portfolio managers know that long-term results depend on more than short-term market movements. They also depend on the consistent application of well-defined investment strategies and risk-management techniques over longer periods. Our long-term perspective gives our portfolio managers the ability to look past the daily ups and downs of the market as they pursue the specific investment objectives of their individual Funds.

At MainStay, we believe that a long-term perspective can help investors as well. Instead of trying to capitalize on short-term market movements, you may prefer to focus on the long-term potential that can come from getting invested, staying invested and adding to your investments over time. Of course, past performance is no guarantee of future results.

The following pages contain more specific information on the securities, market events and investment decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2012. We invite you to read the information carefully and use it as part of your ongoing portfolio evaluation and investment review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison 1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2012

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	8.82 15.15%	–3.26 –2.16%	4.18 4.77%	1.54 1.54%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	9.28 15.64	–2.80 –1.70	4.42 5.02	0.99 0.99
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	9.23 14.23	–3.25 –2.90	3.99 3.99	2.29 2.29
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	13.23 14.23	–2.90 –2.90	3.99 3.99	2.29 2.29
Class I Shares[4]	No Sales Charge		15.89	–1.40	5.42	0.74
Class R2 Shares[5]	No Sales Charge		15.52	–1.80	4.92	1.09

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Investor Class shares were first offered on February 28, 2008. Performance figures for Investor Class shares include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares might have been different.
4.	Performance figures for Class I shares, first offered on December 28, 2004, include the historical performance of Class A shares through December 27, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class I shares might have been different.
5.	Performance figures for Class R2 shares, first offered on December 14, 2007, include the historical performance of Class A shares through October 31, 2012, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class R2 shares might have been different. As of October 31, 2012, Class R2 shares had yet to commence investment operations.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[6]	15.21%	0.36%	6.91%
Russell 1000® Index[7]	14.97	0.53	7.31
Average Lipper Large-Cap Core Fund[8]	13.15	–0.64	6.33

6.

“S&P 500®” is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® represents approximately 92% of the U.S. market. The Russell 1000® Index is the Fund’s secondary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8.

The average Lipper large-cap core fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Common Stock Fund

Cost in Dollars of a $1,000 Investment in MainStay Common Stock Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2012, to October 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/12	Ending Account Value (Based on Actual Returns and Expenses) 10/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,026.30	$7.84	$1,017.40	$7.81

Class A Shares	$1,000.00	$1,028.70	$5.30	$1,019.90	$5.28

Class B Shares	$1,000.00	$1,022.40	$11.64	$1,013.60	$11.59

Class C Shares	$1,000.00	$1,022.40	$11.64	$1,013.60	$11.59

Class I Shares	$1,000.00	$1,030.30	$4.03	$1,021.20	$4.01

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.54% for Investor Class, 1.04% for Class A, 2.29% for Class B and Class C and 0.79% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. See page 5 for more information on Class R2 shares.

mainstayinvestments.com	7

Industry Composition as of October 31, 2012 (Unaudited)

Oil, Gas & Consumable Fuels	10.4%
Computers & Peripherals	6.1
Pharmaceuticals	5.9
Software	5.1
Specialty Retail	5.0
Insurance	4.9
Food & Staples Retailing	4.4
Diversified Telecommunication Services	4.3
IT Services	4.3
Media	4.3
Biotechnology	3.6
Diversified Financial Services	3.4
Health Care Providers & Services	3.3
Internet Software & Services	3.3
Beverages	3.2
Exchange Traded Fund	2.6
Chemicals	2.2
Commercial Services & Supplies	2.2
Food Products	1.7
Capital Markets	1.5
Household Durables	1.5
Wireless Telecommunication Services	1.5
Communications Equipment	1.4
Industrial Conglomerates	1.3
Aerospace & Defense	1.1

Semiconductors & Semiconductor Equipment	1.1%
Commercial Banks	1.0
Health Care Equipment & Supplies	1.0
Tobacco	1.0
Hotels, Restaurants & Leisure	0.9
Air Freight & Logistics	0.8
Consumer Finance	0.8
Household Products	0.8
Multiline Retail	0.8
Road & Rail	0.7
Diversified Consumer Services	0.4
Internet & Catalog Retail	0.4
Machinery	0.4
Airlines	0.2
Electric Utilities	0.2
Independent Power Producers & Energy Traders	0.2
Real Estate Investment Trusts	0.2
Electrical Equipment	0.1
Energy Equipment & Services	0.1
Multi-Utilities	0.1
Textiles, Apparel & Luxury Goods	0.1
Thrifts & Mortgage Finance	0.0 ‡
Short-Term Investment	0.1
Other Assets, Less Liabilities	0.1

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2012 (excluding short-term investment)

1.	Apple, Inc.

2.	ExxonMobil Corp.

3.	S&P 500 Index—SPDR Trust Series 1

4.	Microsoft Corp.

5.	International Business Machines Corp.
6.	AT&T, Inc.

7.	Chevron Corp.

8.	Google, Inc. Class A

9.	JPMorgan Chase & Co.

10.	Wal-Mart Stores, Inc.

8	MainStay Common Stock Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by Harvey J. Fram, CFA, and Migene Kim, CFA, of Madison Square Investors LLC, the Fund’s Subadvisor.

How did MainStay Common Stock Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2012?

Excluding all sales charges, MainStay Common Stock Fund returned 15.15% for Investor Class shares, 15.64% for Class A shares and 14.23% for Class B and Class C shares for the 12 months ended October 31, 2012. Over the same period, the Fund’s Class I shares returned 15.89% and Class R2 shares1 returned 15.52%. All share classes outperformed the 13.15% return of the average Lipper2 large-cap core fund for the same period. Class A, Class I and Class R2 shares outperformed—and Investor Class, Class B and Class C shares underper- formed—the 15.21% return of the S&P 500® Index3 for the 12 months ended October 31, 2012. The S&P 500® Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s stock-selection model performed well during the reporting period, with both price momentum and valuation factors contributing positively to the Fund’s performance relative to the S&P 500® Index. The Fund’s model was particularly successful in identifying stocks that proved to be strong performers during the reporting period.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the S&P 500® Index were consumer discretionary, energy and information technology. (Contributions take weightings and total returns into account.) The Fund’s overweight position in the consumer discretionary sector helped relative performance because of good stock selection within the sector. In energy, the Fund benefited from a tilt toward refiners, which tend to be less sensitive to falling oil and gas prices, and from underweight positions relative to the S&P 500® Index in oil & gas exploration companies and coal producers, which were particularly affected by commodity price declines. In information technology, favorable stock selection helped relative performance.

The weakest sector contributions to the Fund’s relative performance came from industrials, utilities and telecommunication services. While the Fund was prudently underweight in the industrials and utilities sectors, both of which lagged the S&P 500® Index during the reporting period, unfavorable stock selection within each of these sectors detracted from relative performance. Telecommunication services, with a neutral contribution to Fund performance, was the third-weakest-contributing sector during the reporting period.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The individual stocks that made the strongest positive contributions to the Fund’s absolute performance included computers & peripherals company Apple, integrated oil company ExxonMobil and tobacco company Philip Morris International. The Fund held overweight positions in all three stocks. Although Apple’s share price has corrected somewhat since mid-Septem- ber, the company delivered strong financial results during the entire reporting period and the stock provided a total return of approximately 48% for the reporting period. ExxonMobil also reported strong financial results and Philip Morris International built on a strong run in 2011 and continued to deliver solid financial results. In September 2012, the company announced a 10% dividend increase.

The individual stocks that detracted the most from absolute performance included computers & peripherals company EMC, trading company & distributor United Rentals and insurance company MetLife. EMC, which provides enterprise storage systems, performed well after reporting better-than-expected fourth-quarter 2011 earnings. Unfortunately, the company was unable to sustain its momentum, and a weak economy and slower corporate spending led EMC to cut its sales forecast and post disappointing third-quarter 2012 earnings. United Rentals has a network of rental equipment operations that serve indus- tries and individuals in the United States and Canada. The company’s shares sold off in July 2012, after a merger with RSC Holdings led to lower utilization rates. MetLife, which sells life insurance, annuities and other financial services, initially saw its share price trend upward. The Federal Reserve, however, remained highly accommodative and kept the federal funds rate near zero, which exerted pressure on MetLife’s margins and constrained the company’s investment income. MetLife’s share price has recovered somewhat since the second quarter of 2012, but at the end of the reporting period, the stock continued to trade at a deep discount to its book value.

Did the Fund make any significant purchases or sales during the reporting period?

We increased the Fund’s position in computers & peripherals company Apple during the reporting period. The Fund’s stock-

1.	See footnote on page 5 for more information on Class R2 shares.

2.	See footnote on page 6 for more information on Lipper Inc.
3.	See footnote on page 6 for more information on the S&P 500® Index.

mainstayinvestments.com	9

selection model liked Apple because of its momentum, valuation and quality. We also added to the Fund’s position in home improvement retailer Lowe’s during the reporting period. We made a particularly sizable purchase of shares in April 2012 in light of the stock’s strong price momentum as well as the company’s share buyback program and reasonable valuation.

We began trimming the Fund’s position in railroad company CSX in November 2011 because of a poor revenue multiple and mediocre price momentum. We continued to dispose of the Fund’s shares of CSX as other metrics, such as bond price momentum and short interest, also deteriorated. We complete- ly sold out of the Fund’s position in CSX in June 2012. We eliminated the Fund’s position in mining company Freeport-McMoRan Copper & Gold over the course of the reporting period when our model provided poor scores for momentum, revenue multiples and share issuance. The Fund completely sold its position in the mining company by the end of May 2012.

How did the Fund’s sector weightings change during the reporting period?

The Fund saw its largest sector-weighting increases (on both an absolute and a relative basis) in the telecommunication services, information technology and health care sectors. Over the same period, the Fund’s most substantial weighting decreases relative to the S&P 500® Index were in the utilities and financials sectors.

How was the Fund positioned at the end of October 2012?

As of October 31, 2012, the Fund’s most substantially overweight sector positions relative to the S&P 500® Index were in telecommunication services, consumer discretionary and information technology. As of the same date, the Fund held underweight positions relative to the Index in the financials, utilities and industrials sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Common Stock Fund

Portfolio of Investments October 31, 2012

	Shares	Value

Common Stocks 97.2%†
Aerospace & Defense 1.1%
United Technologies Corp.	16,302	$1,274,164

Air Freight & Logistics 0.8%
United Parcel Service, Inc. Class B	12,784	936,428

Airlines 0.2%
Alaska Air Group, Inc. (a)	5,065	193,686

Beverages 3.2%
Coca-Cola Co. (The)	41,564	1,545,350
Constellation Brands, Inc. Class A (a)	22,312	788,506
PepsiCo., Inc.	17,239	1,193,628

		3,527,484

Biotechnology 3.6%
Amgen, Inc.	15,126	1,309,080
Biogen Idec, Inc. (a)	816	112,788
Celgene Corp. (a)	9,535	699,106
Gilead Sciences, Inc. (a)	17,065	1,146,085
United Therapeutics Corp. (a)	12,879	588,184
Vertex Pharmaceuticals, Inc. (a)	2,883	139,076

		3,994,319

Capital Markets 1.5%
Bank of New York Mellon Corp. (The)	25,444	628,721
BlackRock, Inc.	9	1,707
Charles Schwab Corp. (The)	13,168	178,822
Northern Trust Corp.	6,030	288,113
State Street Corp.	12,475	556,011

		1,653,374

Chemicals 2.2%
CF Industries Holdings, Inc.	2,193	449,982
Eastman Chemical Co.	7,214	427,357
LyondellBasell Industries, N.V., Class A	16,751	894,336
PPG Industries, Inc.	5,889	689,484

		2,461,159

Commercial Banks 1.0%
KeyCorp	42,040	353,977
Wells Fargo & Co.	21,509	724,638

		1,078,615

Commercial Services & Supplies 2.2%
ADT Corp. (The) (a)	7,873	326,808
Avery Dennison Corp.	22,235	719,969
Iron Mountain, Inc.	18,271	632,177
Pitney Bowes, Inc.	40,782	585,630

	Shares	Value

Commercial Services & Supplies (continued)
R.R. Donnelley & Sons Co.	6	$60
Tyco International, Ltd.	5,551	149,155

		2,413,799

Communications Equipment 1.4%
Cisco Systems, Inc.	55,112	944,620
Harris Corp.	9,005	412,249
QUALCOMM, Inc.	2,848	166,821

		1,523,690

Computers & Peripherals 6.1%
♦Apple, Inc.	9,082	5,404,698
EMC Corp. (a)	7,685	187,668
NetApp, Inc. (a)	14,300	384,670
Seagate Technology PLC	15,061	411,466
Western Digital Corp.	11,265	385,601

		6,774,103

Consumer Finance 0.8%
American Express Co.	7,429	415,801
Discover Financial Services	11,811	484,251

		900,052

Diversified Consumer Services 0.4%
H&R Block, Inc.	25,747	455,722

Diversified Financial Services 3.4%
Bank of America Corp.	169,625	1,580,905
Citigroup, Inc.	4,240	158,533
♦JPMorgan Chase & Co.	49,591	2,066,953

		3,806,391

Diversified Telecommunication Services 4.3%
♦AT&T, Inc.	68,444	2,367,478
CenturyLink, Inc.	6,030	231,431
Frontier Communications Corp.	86,725	409,342
Verizon Communications, Inc.	40,056	1,788,100

		4,796,351

Electric Utilities 0.2%
Exelon Corp.	4,449	159,185
Southern Co. (The)	2,122	99,395

		258,580

Electrical Equipment 0.1%
Cooper Industries PLC	1,356	101,619

Energy Equipment & Services 0.1%
Helmerich & Payne, Inc.	1,058	50,573
Schlumberger, Ltd.	1,553	107,980

		158,553

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2012. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments October 31, 2012 (continued)

	Shares	Value

Common Stocks (continued)
Food & Staples Retailing 4.4%
Costco Wholesale Corp.	6,520	$641,764
CVS Caremark Corp.	25,830	1,198,512
Kroger Co. (The)	9,468	238,783
♦Wal-Mart Stores, Inc.	23,894	1,792,528
Walgreen Co.	27,262	960,440

		4,832,027

Food Products 1.7%
Dean Foods Co. (a)	49,226	828,966
Mondelez International, Inc. Class A	14,164	375,912
Smithfield Foods, Inc. (a)	34,098	697,986

		1,902,864

Health Care Equipment & Supplies 1.0%
Boston Scientific Corp. (a)	137,383	706,149
Hologic, Inc. (a)	555	11,444
Zimmer Holdings, Inc.	6,060	389,112

		1,106,705

Health Care Providers & Services 3.3%
Aetna, Inc.	2,412	105,404
Community Health Systems, Inc. (a)	25,931	711,028
Coventry Health Care, Inc.	1,394	60,834
Humana, Inc.	1,357	100,784
McKesson Corp.	10,151	947,190
Omnicare, Inc.	22,166	765,392
UnitedHealth Group, Inc.	15,113	846,328
WellPoint, Inc.	1,402	85,915

		3,622,875

Hotels, Restaurants & Leisure 0.9%
Brinker International, Inc.	10,415	320,782
McDonald’s Corp.	904	78,467
Starwood Hotels & Resorts Worldwide, Inc.	8,357	433,311
Wyndham Worldwide Corp.	2,416	121,766
Wynn Resorts, Ltd.	143	17,312

		971,638

Household Durables 1.5%
Leggett & Platt, Inc.	30,039	796,935
PulteGroup, Inc. (a)	47,042	815,708

		1,612,643

Household Products 0.8%
Procter & Gamble Co. (The)	13,091	906,421

Independent Power Producers & Energy Traders 0.2%
NRG Energy, Inc.	9,682	208,744

Industrial Conglomerates 1.3%
General Electric Co.	68,672	1,446,232

	Shares	Value

Insurance 4.9%
Aflac, Inc.	18,817	$936,710
Allstate Corp. (The)	21,800	871,564
American International Group, Inc. (a)	30,553	1,067,216
Berkshire Hathaway, Inc. Class B (a)	7,565	653,238
Hartford Financial Services Group, Inc. (The)	1,504	32,652
MetLife, Inc.	463	16,432
Prudential Financial, Inc.	16,528	942,922
Travelers Cos., Inc. (The)	13,691	971,240

		5,491,974

Internet & Catalog Retail 0.4%
Amazon.com, Inc. (a)	212	49,358
Expedia, Inc.	7,156	423,277

		472,635

Internet Software & Services 3.3%
Akamai Technologies, Inc. (a)	20,237	768,804
AOL, Inc. (a)	10,695	367,159
Equinix, Inc. (a)	1,924	347,109
♦Google, Inc. Class A (a)	3,212	2,183,421

		3,666,493

IT Services 4.3%
Accenture PLC Class A	16,017	1,079,706
Computer Sciences Corp.	12,442	378,859
CoreLogic, Inc. (a)	27,193	647,193
Global Payments, Inc.	4,346	185,792
♦International Business Machines Corp.	12,591	2,449,327

		4,740,877

Machinery 0.4%
Cummins, Inc.	4,276	400,148
Ingersoll-Rand PLC	36	1,693
Pentair, Ltd.	1,012	42,747

		444,588

Media 4.3%
Cablevision Systems Corp. Class A	31,584	550,193
Comcast Corp. Class A	36,058	1,352,536
DIRECTV (a)	19,300	986,423
Gannett Co., Inc.	41,638	703,682
Interpublic Group of Cos., Inc. (The)	58,030	586,103
Time Warner Cable, Inc.	5,138	509,227
Walt Disney Co. (The)	1,421	69,729

		4,757,893

Multi-Utilities 0.1%
Public Service Enterprise Group, Inc.	2,636	84,457

Multiline Retail 0.8%
Kohl’s Corp.	2,985	159,041
Macy’s, Inc.	19,477	741,489

		900,530

12	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Oil, Gas & Consumable Fuels 10.4%
♦Chevron Corp.	21,308	$2,348,355
ConocoPhillips	17,164	992,937
♦ExxonMobil Corp.	47,188	4,302,130
HollyFrontier Corp.	19,810	765,260
Marathon Petroleum Corp.	16,131	886,076
Phillips 66	15,541	732,914
Tesoro Corp.	19,058	718,677
Valero Energy Corp.	28,256	822,250

		11,568,599

Pharmaceuticals 5.9%
Abbott Laboratories	12,305	806,224
Eli Lilly & Co.	15,325	745,255
Forest Laboratories, Inc. (a)	8,450	284,849
Johnson & Johnson	22,148	1,568,521
Merck & Co., Inc.	37,877	1,728,328
Pfizer, Inc.	54,894	1,365,214

		6,498,391

Real Estate Investment Trusts 0.2%
American Tower Corp.	709	53,380
OMEGA Healthcare Investors, Inc.	5,988	137,365

		190,745

Road & Rail 0.7%
Union Pacific Corp.	6,021	740,764

Semiconductors & Semiconductor Equipment 1.1%
Intel Corp.	38,999	843,353
NVIDIA Corp. (a)	28,753	344,174

		1,187,527

Software 5.1%
CA, Inc.	12,329	277,649
♦Microsoft Corp.	88,372	2,521,695
Oracle Corp.	55,256	1,715,699
Symantec Corp. (a)	36,474	663,462
Synopsys, Inc. (a)	15,193	489,215

		5,667,720

Specialty Retail 5.0%
American Eagle Outfitters, Inc.	34,643	722,999
Best Buy Co., Inc.	3,475	52,855
Chico’s FAS, Inc.	40,195	747,627
Foot Locker, Inc.	21,500	720,250
GameStop Corp. Class A	16,973	387,494
Gap, Inc. (The)	12,460	445,071
Home Depot, Inc. (The)	4,874	299,166
Lowe’s Cos., Inc.	30,074	973,796
PetSmart, Inc.	11,308	750,738
TJX Cos., Inc.	11,716	487,737

		5,587,733

Textiles, Apparel & Luxury Goods 0.1%
Carter’s, Inc. (a)	1,906	103,038

	Shares	Value

Thrifts & Mortgage Finance 0.0%‡
Hudson City Bancorp, Inc.	3,945	$33,473

Tobacco 1.0%
Philip Morris International, Inc.	11,964	1,059,532

Wireless Telecommunication Services 1.5%
MetroPCS Communications, Inc. (a)	63,886	652,276
Sprint Nextel Corp. (a)	150,553	834,064
Telephone & Data Systems, Inc.	8,069	200,676

		1,687,016

Total Common Stocks (Cost $99,410,104)		107,802,223

Exchange Traded Fund 2.6% (b)
♦S&P 500 Index—SPDR Trust Series 1	20,925	2,954,191

Total Exchange Traded Fund (Cost $3,040,263)		2,954,191

	Principal Amount
Short-Term Investment 0.1%
Repurchase Agreement 0.1%
State Street Bank and Trust Co. 0.01%, dated 10/31/12 due 11/1/12 Proceeds at Maturity $62,719 (Collateralized by a Federal National Mortgage Association security with a rate of 5.00% and a maturity date of 3/15/16, with a Principal Amount of $60,000 and a Market Value of $69,277)	$62,719	62,719

Total Short-Term Investment (Cost $62,719)		62,719

Total Investments (Cost $102,513,086) (c)	99.9%	110,819,133
Other Assets, Less Liabilities	0.1	71,289
Net Assets	100.0%	$110,890,422

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(c)	As of October 31, 2012, cost is $104,167,663 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$8,045,120
Gross unrealized depreciation	(1,393,650)

Net unrealized appreciation	$6,651,470

The following abbreviation is used in the above portfolio:

SPDR—Standard & Poor’s Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments October 31, 2012 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$107,802,223	$—	$—	$107,802,223
Exchange Traded Fund	2,954,191	—	—	2,954,191
Short-Term Investment
Repurchase Agreement	—	62,719	—	62,719

Total Investments in Securities	$110,756,414	$62,719	$—	$110,819,133

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

14	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2012

Assets
Investment in securities, at value (identified cost $102,513,086)	$110,819,133
Receivables:
Dividends and interest	193,581
Fund shares sold	37,493
Other assets	23,417

Total assets	111,073,624

Liabilities
Payables:
Manager (See Note 3)	54,809
Transfer agent (See Note 3)	49,381
Investment securities purchased	34,599
Shareholder communication	13,246
NYLIFE Distributors (See Note 3)	12,295
Professional fees	12,088
Custodian	3,025
Trustees	331
Accrued expenses	3,428

Total liabilities	183,202

Net assets	$110,890,422

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$86,278
Additional paid-in capital	187,134,681

187,220,959
Undistributed net investment income	1,360,464
Accumulated net realized gain (loss) on investments	(85,997,048)
Net unrealized appreciation (depreciation) on investments	8,306,047

Net assets	$110,890,422

Investor Class
Net assets applicable to outstanding shares	$15,092,975

Shares of beneficial interest outstanding	1,171,204

Net asset value per share outstanding	$12.89
Maximum sales charge (5.50% of offering price)	0.75

Maximum offering price per share outstanding	$13.64

Class A
Net assets applicable to outstanding shares	$12,401,892

Shares of beneficial interest outstanding	961,143

Net asset value per share outstanding	$12.90
Maximum sales charge (5.50% of offering price)	0.75

Maximum offering price per share outstanding	$13.65

Class B
Net assets applicable to outstanding shares	$5,835,818

Shares of beneficial interest outstanding	491,642

Net asset value and offering price per share outstanding	$11.87

Class C
Net assets applicable to outstanding shares	$1,574,699

Shares of beneficial interest outstanding	132,687

Net asset value and offering price per share outstanding	$11.87

Class I
Net assets applicable to outstanding shares	$75,985,038

Shares of beneficial interest outstanding	5,871,158

Net asset value and offering price per share outstanding	$12.94

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statement of Operations for the year ended October 31, 2012

Investment Income (Loss)
Income
Dividends	$2,680,884
Interest	37

Total income	2,680,921

Expenses
Manager (See Note 3)	684,775
Transfer agent (See Note 3)	190,287
Distribution/Service—Investor Class (See Note 3)	36,492
Distribution/Service—Class A (See Note 3)	29,222
Distribution/Service—Class B (See Note 3)	63,481
Distribution/Service—Class C (See Note 3)	13,810
Registration	77,344
Professional fees	47,402
Custodian	25,872
Shareholder communication	19,053
Trustees	2,873
Miscellaneous	11,380

Total expenses	1,201,991

Net investment income (loss)	1,478,930

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	10,898,706
Net change in unrealized appreciation (depreciation) on investments	3,860,672

Net realized and unrealized gain (loss) on investments	14,759,378

Net increase (decrease) in net assets resulting from operations	$16,238,308

16	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2012 and October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,478,930	$2,998,653
Net realized gain (loss) on investments	10,898,706	33,497,513
Net change in unrealized appreciation (depreciation) on investments	3,860,672	(15,466,809)

Net increase (decrease) in net assets resulting from operations	16,238,308	21,029,357

Dividends to shareholders:
From net investment income:
Investor Class	(154,586)	(49,796)
Class A	(173,110)	(117,655)
Class B	(25,337)	(2,806)
Class C	(4,598)	(441)
Class I	(1,961,353)	(3,037,676)

Total dividends to shareholders	(2,318,984)	(3,208,374)

Capital share transactions:
Net proceeds from sale of shares	48,665,925	51,838,875
Net asset value of shares issued to shareholders in reinvestment of dividends	1,993,945	2,990,464
Cost of shares redeemed	(98,399,615)	(193,804,634)

Increase (decrease) in net assets derived from capital share transactions	(47,739,745)	(138,975,295)

Net increase (decrease) in net assets	(33,820,421)	(121,154,312)

Net Assets
Beginning of year	144,710,843	265,865,155

End of year	$110,890,422	$144,710,843

Undistributed net investment income at end of year	$1,360,464	$2,238,884

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Investor Class
	Year ended October 31,				February 28, 2008** through October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.32	$10.77	$9.69	$9.27	$13.17

Net investment income (loss) (a)	0.09	0.06	0.03	0.07	0.03
Net realized and unrealized gain (loss) on investments	1.61	0.53	1.13	0.40	(3.93)

Total from investment operations	1.70	0.59	1.16	0.47	(3.90)

Less dividends:
From net investment income	(0.13)	(0.04)	(0.08)	(0.05)	—

Net asset value at end of period	$12.89	$11.32	$10.77	$9.69	$9.27

Total investment return (b)	15.15%	5.47%	11.99%	5.12%	(29.61	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.72%	0.56%	0.25%	0.81%	0.41	% ††
Net expenses	1.56%	1.52%	1.61%	1.46%	1.40	% ††
Expenses (before waiver/reimbursement)	1.56%	1.52%	1.61%	1.73%	1.58	% ††
Portfolio turnover rate	182%	139%	152%	138%	158%
Net assets at end of period (in 000’s)	$15,093	$13,917	$13,661	$12,752	$11,811

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Class A
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$11.34	$10.79	$9.70	$9.28	$16.10

Net investment income (loss) (a)	0.15	0.13	0.09	0.12	0.08
Net realized and unrealized gain (loss) on investments	1.60	0.53	1.13	0.40	(5.70)

Total from investment operations	1.75	0.66	1.22	0.52	(5.62)

Less dividends and distributions:
From net investment income	(0.19)	(0.11)	(0.13)	(0.10)	(0.06)
From net realized gain on investments	—	—	—	—	(1.14)

Total dividends and distributions	(0.19)	(0.11)	(0.13)	(0.10)	(1.20)

Net asset value at end of year	$12.90	$11.34	$10.79	$9.70	$9.28

Total investment return (b)	15.64%	6.10%	12.64%	5.80%	(37.22%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.22%	1.12%	0.90%	1.38%	0.65%
Net expenses	1.06%	0.97%	0.96%	0.94%	1.15%
Expenses (before waiver/reimbursement)	1.06%	0.97%	0.96%	0.98%	1.30%
Portfolio turnover rate	182%	139%	152%	138%	158%
Net assets at end of year (in 000’s)	$12,402	$10,662	$12,140	$11,579	$12,530

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

18	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class B
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$10.43	$9.96	$8.97	$8.60	$15.07

Net investment income (loss) (a)	(0.00)‡	(0.02)	(0.05)	0.01	(0.04)
Net realized and unrealized gain (loss) on investments	1.48	0.49	1.05	0.36	(5.29)

Total from investment operations	1.48	0.47	1.00	0.37	(5.33)

Less dividends and distributions:
From net investment income	(0.04)	(0.00)‡	(0.01)	—	—
From net realized gain on investments	—	—	—	—	(1.14)

Total dividends and distributions	(0.04)	(0.00)‡	(0.01)	—	(1.14)

Net asset value at end of year	$11.87	$10.43	$9.96	$8.97	$8.60

Total investment return (b)	14.23%	4.75%	11.14%	4.30%	(37.77%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.02%)	(0.17%)	(0.49%)	0.14%	(0.30%)
Net expenses	2.31%	2.27%	2.36%	2.20%	2.10%
Expenses (before waiver/reimbursement)	2.31%	2.27%	2.36%	2.49%	2.27%
Portfolio turnover rate	182%	139%	152%	138%	158%
Net assets at end of year (in 000’s)	$5,836	$6,762	$8,466	$10,371	$13,212

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Class C
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$10.43	$9.96	$8.97	$8.59	$15.07

Net investment income (loss) (a)	(0.00)‡	(0.02)	(0.05)	0.01	(0.04)
Net realized and unrealized gain (loss) on investments	1.48	0.49	1.05	0.37	(5.30)

Total from investment operations	1.48	0.47	1.00	0.38	(5.34)

Less dividends and distributions:
From net investment income	(0.04)	(0.00)‡	(0.01)	—	—
From net realized gain on investments	—	—	—	—	(1.14)

Total dividends and distributions	(0.04)	(0.00)‡	(0.01)	—	(1.14)

Net asset value at end of year	$11.87	$10.43	$9.96	$8.97	$8.59

Total investment return (b)	14.23%	4.75%	11.12%	4.42%	(37.84%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.02%)	(0.18%)	(0.49%)	0.12%	(0.30%)
Net expenses	2.31%	2.27%	2.36%	2.21%	2.10%
Expenses (before waiver/reimbursement)	2.31%	2.27%	2.36%	2.49%	2.27%
Portfolio turnover rate	182%	139%	152%	138%	158%
Net assets at end of year (in 000’s)	$1,575	$1,221	$1,352	$1,357	$1,611

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$11.38	$10.82	$9.72	$9.32	$16.19

Net investment income (loss) (a)	0.18	0.16	0.12	0.15	0.15
Net realized and unrealized gain (loss) on investments	1.60	0.53	1.14	0.39	(5.73)

Total from investment operations	1.78	0.69	1.26	0.54	(5.58)

Less dividends and distributions:
From net investment income	(0.22)	(0.13)	(0.16)	(0.14)	(0.15)
From net realized gain on investments	—	—	—	—	(1.14)

Total dividends and distributions	(0.22)	(0.13)	(0.16)	(0.14)	(1.29)

Net asset value at end of year	$12.94	$11.38	$10.82	$9.72	$9.32

Total investment return (b)	15.89%	6.43%	13.00%	5.99%	(36.92%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.48%	1.39%	1.16%	1.69%	1.16%
Net expenses	0.81%	0.72%	0.71%	0.65%	0.62%
Expenses (before waiver/reimbursement)	0.81%	0.72%	0.71%	0.73%	0.80%
Portfolio turnover rate	182%	139%	152%	138%	158%
Net assets at end of year (in 000’s)	$75,985	$112,148	$230,246	$260,081	$336,529

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

20	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) were organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Common Stock Fund (the “Fund”), a diversified fund.

The Fund currently offers six classes of shares. Class A and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on December 28, 2004. Class R2 shares were first offered on December 14, 2007. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee. Class R2 shares are also subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable. There were no investment operations for Class R2 during the year ended October 31, 2012.

The Fund’s investment objective is to seek long-term growth of capital.

Prior to February 28, 2012, the Fund’s investment objective was to seek long-term growth of capital, with income as a secondary consideration.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee will meet (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee shall meet at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund. These procedures shall be reviewed by the Board no less frequently than annually. Any revisions to these procedures deemed necessary shall be reported to the Board at its next regularly scheduled meeting.

Securities are valued using unadjusted market prices, when available, as supplied primarily by third party pricing services or dealers. To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

mainstayinvestments.com	21

Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market value cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2012, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2012, the Fund did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of October 31, 2012, the Fund did not hold any foreign equity securities.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal,

22	MainStay Common Stock Fund

state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2012.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses

mainstayinvestments.com	23

Notes to Financial Statements (continued)

of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. Madison Square Investors LLC (“Madison Square Investors” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Madison Square Investors, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $500 million; 0.525% from $500 million to $1 billion; and 0.50% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.58% for the year ended October 31, 2012, inclusive of a fee for fund accounting services of 0.03% of the Fund’s average daily net assets.

New York Life Investments has voluntarily agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2012, New York Life Investments earned fees from the Fund in the amount of $684,775.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor.

Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $3,708 and $1,313, respectively, for the year ended October 31, 2012. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $30, $9,401 and $15, respectively, for the year ended October 31, 2012.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2012, were as follows:

Investor Class	$82,900
Class A	7,776
Class B	36,119
Class C	7,835
Class I	55,657

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

24	MainStay Common Stock Fund

Note 4–Federal Income Tax

As of October 31, 2012, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$1,360,464	$(84,342,471)	$—	$6,651,470	$(76,330,537)

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, real estate investment trust (“REIT”) investments and class actions.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2012 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(38,366)	$38,366	$—

The reclassifications for the Fund are primarily due to REIT investments.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2012, for federal income tax purposes, capital loss carryforwards of $84,342,471 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017	$84,342	$—

The Fund utilized $8,554,619 of capital loss carryforwards during the year ended October 31, 2012.

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 shown in the Statements of Changes in Net Assets was as follows:

	2012	2011
Distributions paid from: Ordinary Income	$2,318,984	$3,208,374

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under an amended credit agreement, the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 28, 2013, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 29, 2012, the aggregate commitment amount was $125,000,000 with an optional maximum amount of $175,000,000. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the year ended October 31, 2012.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2012, purchases and sales of securities, other than short-term securities, were $216,181 and $264,434, respectively.

mainstayinvestments.com	25

Notes to Financial Statements (continued)

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Year ended October 31, 2012:
Shares sold	85,370	$1,044,806
Shares issued to shareholders in reinvestment of dividends	13,604	153,721
Shares redeemed	(180,434)	(2,192,388)

Net increase (decrease) in shares outstanding before conversion	(81,460)	(993,861)
Shares converted into Investor Class (See Note 1)	104,206	1,253,282
Shares converted from Investor Class (See Note 1)	(80,491)	(1,000,500)

Net increase (decrease)	(57,745)	$(741,079)

Year ended October 31, 2011:
Shares sold	71,504	$823,904
Shares issued to shareholders in reinvestment of dividends	4,376	49,461
Shares redeemed	(210,907)	(2,428,101)

Net increase (decrease) in shares outstanding before conversion	(135,027)	(1,554,736)
Shares converted into Investor Class (See Note 1)	126,852	1,421,922
Shares converted from Investor Class (See Note 1)	(31,150)	(357,045)

Net increase (decrease)	(39,325)	$(489,859)

Class A	Shares	Amount
Year ended October 31, 2012:
Shares sold	102,868	$1,265,546
Shares issued to shareholders in reinvestment of dividends	14,309	161,110
Shares redeemed	(190,780)	(2,337,511)

Net increase (decrease) in shares outstanding before conversion	(73,603)	(910,855)
Shares converted into Class A (See Note 1)	98,947	1,223,586
Shares converted from Class A (See Note 1)	(4,355)	(56,206)

Net increase (decrease)	20,989	$256,525

Year ended October 31, 2011:
Shares sold	102,427	$1,167,439
Shares issued to shareholders in reinvestment of dividends	9,773	109,994
Shares redeemed	(317,081)	(3,559,161)

Net increase (decrease) in shares outstanding before conversion	(204,881)	(2,281,728)
Shares converted into Class A (See Note 1)	47,382	541,643
Shares converted from Class A (See Note 1)	(27,252)	(289,757)

Net increase (decrease)	(184,751)	$(2,029,842)

Class B	Shares	Amount
Year ended October 31, 2012:
Shares sold	73,944	$824,547
Shares issued to shareholders in reinvestment of dividends	2,395	25,079
Shares redeemed	(105,218)	(1,180,427)

Net increase (decrease) in shares outstanding before conversion	(28,879)	(330,801)
Shares converted from Class B (See Note 1)	(127,785)	(1,420,162)

Net increase (decrease)	(156,664)	$(1,750,963)

Year ended October 31, 2011:
Shares sold	77,494	$821,291
Shares issued to shareholders in reinvestment of dividends	258	2,736
Shares redeemed	(154,216)	(1,633,358)

Net increase (decrease) in shares outstanding before conversion	(76,464)	(809,331)
Shares converted from Class B (See Note 1)	(124,988)	(1,316,763)

Net increase (decrease)	(201,452)	$(2,126,094)

Class C	Shares	Amount
Year ended October 31, 2012:
Shares sold	29,459	$337,801
Shares issued to shareholders in reinvestment of dividends	329	3,443
Shares redeemed	(14,200)	(162,581)

Net increase (decrease)	15,588	$178,663

Year ended October 31, 2011:
Shares sold	18,058	$182,243
Shares issued to shareholders in reinvestment of dividends	32	337
Shares redeemed	(36,729)	(387,586)

Net increase (decrease)	(18,639)	$(205,006)

Class I	Shares	Amount
Year ended October 31, 2012:
Shares sold	3,579,954	$45,193,225
Shares issued to shareholders in reinvestment of dividends	146,459	1,650,592
Shares redeemed	(7,712,875)	(92,526,708)

Net increase (decrease)	(3,986,462)	$(45,682,891)

Year ended October 31, 2011:
Shares sold	4,289,136	$48,843,998
Shares issued to shareholders in reinvestment of dividends	251,054	2,827,936
Shares redeemed	(15,953,505)	(185,796,428)

Net increase (decrease)	(11,413,315)	$(134,124,494)

Note 9–Litigation

The Fund has been named as a defendant and a putative member of the proposed defendant group of shareholders in the case entitled Official Committee of Unsecured Creditors of the Tribune Company v. FitzSimons, et al. (In re Tribune Company), No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout

26	MainStay Common Stock Fund

transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, which was served on the Fund in October 2012, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to recover proceeds received by shareholders through the LBO from a putative defendant class comprised of former Tribune shareholders other than the insiders, major shareholders and certain other defendants. The sole claim and cause of action brought against the Fund either as a named defendant or as a member of the putative defendant class is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Fund as a defendant.

The FitzSimons and Deutsche Bank actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance

Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”). On November 6, 2012, the defendants moved to dismiss the SLCFC actions. The Court has not yet issued a decision on the motion.

These lawsuits do not allege any misconduct on the part of the Fund. The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis
MainStay Common Stock Fund	$751,774	$729,369

At this stage of the proceedings, management is not able to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Fund’s net asset values.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2012, events and transactions subsequent to October 31, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	27

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Common Stock Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Common Stock Fund of The MainStay Funds as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2012

28	MainStay Common Stock Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2012, the Fund designated approximately $2,406,178 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2012, should be multiplied by 100.0% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2013, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2012. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2012.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	29

30	MainStay Common Stock Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Trust, Eclipse Funds Inc., MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay Defined Term Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Board Member*	John Y. Kim 9/24/60	Indefinite; Eclipse Trust: Trustee since 2008; Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011 Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011	Member of the Board of Managers, President and Chief Executive Officer (since 2008), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board, MacKay Shields LLC since 2008; Chairman of the Board, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC and McMorgan & Company LLC; Chairman of the Board, NYLIFE Distributors LLC and Chairman of the Board, NYLCAP Manager LLC (since 2008) President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	75	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51

Indefinite;
Eclipse Trust: Chairman since 2005, and Trustee since 2000;
Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (12 funds);
MainStay Funds Trust: Chairman and Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Chairman and Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Chairman and Trustee since 2011

Private Advisors Alternative Strategies Fund: Chairman and Trustee since 2011

MainStay DefinedTerm Municipal Opportunities Fund: Chairman and Trustee since 2011.

			President, Strategic Management Advisors LLC (since 1990)	75	Trustee, Legg Mason Partners Funds, since 1992 (51 portfolios)

mainstayinvestments.com	31

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Alan R. Latshaw 3/27/51

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;
Eclipse Funds Inc.:
Director and Audit Committee Financial Expert since 2007 (1 fund);
The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (12 funds);
MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (31 funds); and
MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	75	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

32	MainStay Common Stock Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002; Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	75	None
	Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	75	None

mainstayinvestments.com	33

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Richard S. Trutanic 2/13/52	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	75	None

34	MainStay Common Stock Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;

Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund);

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2009 (31 funds); and

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Visiting Professor, University of California—San Diego (since October 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stem School of Business, New York University (2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	75	None

mainstayinvestments.com	35

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	John A. Weisser 10/22/41	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	75	Trustee, Direxion Funds since 2007 (21 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (47 portfolios)

36	MainStay Common Stock Fund

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

	Name and Date of Birth	Positions(s) Held with the Funds and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds (2006 to 2008); Assistant Secretary, Eclipse Trust, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)
	Stephen P. Fisher 2/22/59	President, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company FSB (since 2006); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

mainstayinvestments.com	37

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

MainStay 130/30 Core Fund

International/Global Equity

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay 130/30 International Fund

Income

Taxable Bond

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Term Bond Fund

MainStay Money Market Fund

Municipal Bond

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Madison Square Investors LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,

169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.

NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a service mark and name under which New York Life Investment Management LLC does business.

MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2013 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-28186 MS265-12	MSCS11-12/12 NL021

MainStay Large Cap Growth Fund

Message from the President and Annual Report

October 31, 2012

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Message from the President

Most major equity markets delivered positive results for the 12 months ended October 31, 2012. In the United States, stocks provided solid double-digit returns. With a few notable exceptions, international stock markets generally ended the reporting period in positive territory.

The stock market’s advance, however, was far from uniform. After rising to an early peak at the end of March 2012, domes-

tic and international stocks lost ground until the beginning of June. After that, stocks generally rose, reaching their high point for the reporting period in mid-September. Although stocks remained relatively buoyant through mid-October, they drifted lower as the reporting period came to a close.

A variety of forces converged to help fuel these market movements. Investors kept a close eye on developments in the European sovereign debt crisis. The European Central Bank’s Long Term Refinancing Operations helped stabilize European credit markets and provide needed liquidity. Although private holders of Greek sovereign debt had to accept a reduction in their recovery value, the anticipated voluntary exchange provided a positive spark to the markets. Rising unemployment and new austerity measures may impede economic growth as the European Union seeks to strike a delicate balance between fiscal and monetary policies.

In the United States, the Federal Reserve announced an open-ended agency mortgage-backed security purchase program, which helped calm market concerns. The Federal Reserve also continued its maturity extension program (referred to by some as “operation twist”), which seeks to put downward pressure on longer-term interest rates. At the short end of the yield curve, the Federal Reserve maintained the federal funds rate in a near-zero range. In September 2012, the Federal Open Market Committee anticipated that “exceptionally low levels for the federal funds rate” were “likely to be warranted at least through mid-2015.”

With markets stabilizing and short-term interest rates at very low levels, yield-hungry investors had incentives to lengthen maturities and accept higher risk. Domestic high-yield bonds provided double-digit returns for the reporting period, municipal bonds and convertible securities provided high single-digit returns, and domestic corporate bonds provided positive overall returns.

While most investors are pleased when markets rise, MainStay portfolio managers know that long-term results depend on more than short-term market movements. They also depend on the consistent application of well-defined investment strategies and risk-management techniques over longer periods. Our long-term perspective gives our portfolio managers the ability to look past the daily ups and downs of the market as they pursue the specific investment objectives of their individual Funds.

At MainStay, we believe that a long-term perspective can help investors as well. Instead of trying to capitalize on short-term market movements, you may prefer to focus on the long-term potential that can come from getting invested, staying invested and adding to your investments over time. Of course, past performance is no guarantee of future results.

The following pages contain more specific information on the securities, market events and investment decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2012. We invite you to read the information carefully and use it as part of your ongoing portfolio evaluation and investment review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class A shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2012

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	0.81 6.68%	–0.28 0.86%	7.59 8.20%	1.15 1.15%
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	0.92 6.79	–0.17 0.96	7.64 8.25	1.07 1.07
Class B Shares[5]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	0.98 5.98	–0.31 0.08	7.40 7.40	1.90 1.90
Class C Shares[5]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4.99 5.99	0.08 0.08	7.38 7.38	1.90 1.90
Class I Shares[5]	No Sales Charge		7.15	1.28	8.67	0.82
Class R1 Shares[5]	No Sales Charge		6.94	1.16	8.52	0.92
Class R2 Shares[5]	No Sales Charge		6.77	0.93	8.26	1.17
Class R3 Shares[6]	No Sales Charge		6.44	0.67	7.97	1.42

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been different.
4.	Performance figures for Class A shares include the historical performance of the FMI Winslow Growth Fund (a predecessor to the Fund) through March 31, 2005, adjusted to reflect the current maximum sales charge applicable to Class A shares. Unadjusted, the performance shown for Class A shares might have been different.
5.	Performance figures for Class B, Class C, Class I, Class R1 and Class R2 shares, each of which was first offered on April 1, 2005, include the historical performance of Class A shares through March 31, 2005, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class B, C, I, R1 and R2 shares might have been different.
6.	Performance figures for Class R3 shares, first offered on April 28, 2006, include the historical performance of Class A shares through April 27, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Ten Years
Russell 1000® Growth Index[7]	13.02%	1.95%	7.15%
S&P 500® Index[8]	15.21	0.36	6.91
Average Lipper Large-Cap Growth Fund[9]	10.12	–0.12	6.13

7.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard for measuring large-cap U.S. stock-market performance. The S&P 500® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
9.

The average Lipper large-cap growth fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Large Cap Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Large Cap Growth Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2012, to October 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/12	Ending Account Value (Based on Actual Returns and Expenses) 10/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$950.70	$5.49	$1,019.50	$5.69

Class A Shares	$1,000.00	$950.90	$5.25	$1,019.80	$5.43

Class B Shares	$1,000.00	$947.90	$9.16	$1,015.70	$9.47

Class C Shares	$1,000.00	$946.60	$9.15	$1,015.70	$9.47

Class I Shares	$1,000.00	$952.40	$4.02	$1,021.00	$4.17

Class R1 Shares	$1,000.00	$951.90	$4.46	$1,020.60	$4.62

Class R2 Shares	$1,000.00	$951.10	$5.69	$1,019.30	$5.89

Class R3 Shares	$1,000.00	$949.00	$6.96	$1,018.00	$7.20

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.12% for Investor Class, 1.07% for Class A, 1.87% for Class B and Class C, 0.82% for Class I, 0.91% for Class R1, 1.16% for Class R2 and 1.42% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Industry Composition as of October 31, 2012 (Unaudited)

IT Services	9.3%
Computers & Peripherals	8.0
Internet Software & Services	5.5
Biotechnology	4.5
Chemicals	4.5
Internet & Catalog Retail	4.5
Health Care Providers & Services	4.2
Health Care Equipment & Supplies	4.0
Road & Rail	4.0
Hotels, Restaurants & Leisure	3.8
Specialty Retail	3.6
Textiles, Apparel & Luxury Goods	3.5
Aerospace & Defense	3.4
Software	3.4
Communications Equipment	3.3
Oil, Gas & Consumable Fuels	3.3
Industrial Conglomerates	2.9
Capital Markets	2.8
Food & Staples Retailing	2.7

Energy Equipment & Services	1.8%
Media	1.8
Real Estate Investment Trusts	1.6
Construction & Engineering	1.4
Health Care Technology	1.4
Multiline Retail	1.3
Wireless Telecommunication Services	1.3
Auto Components	1.1
Machinery	1.0
Personal Products	0.8
Diversified Financial Services	0.6
Household Durables	0.5
Trading Companies & Distributors	0.4
Pharmaceuticals	0.3
Semiconductors & Semiconductor Equipment	0.3
Short-Term Investment	3.2
Other Assets, Less Liabilities	–0.0 ‡

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2012 (excluding short-term investment)

1.	Apple, Inc.

2.	Visa, Inc. Class A

3.	Union Pacific Corp.

4.	QUALCOMM, Inc.

5.	International Business Machines Corp.
6.	Danaher Corp.

7.	Monsanto Co.

8.	Express Scripts Holding Co.

9.	Google, Inc. Class A

10.	Priceline.com, Inc.

8	MainStay Large Cap Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Clark J. Winslow, Justin H. Kelly, CFA, and R. Bart Wear, CFA, of Winslow Capital Management, Inc., the Fund’s Subadvisor.

How did MainStay Large Cap Growth Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2012?

Excluding all sales charges, MainStay Large Cap Growth Fund returned 6.68% for Investor Class shares, 6.79% for Class A shares, 5.98% for Class B shares and 5.99% for Class C shares for the 12 months ended October 31, 2012. Over the same period, the Fund returned 7.15% for Class I shares, 6.94% for Class R1 shares, 6.77% for Class R2 shares and 6.44% for Class R3 shares. All share classes underperformed the 10.12% return of the average Lipper1 large-cap growth fund for the same period. All share classes underperformed the 13.02% return of the Russell 1000® Growth Index2 for the 12 months ended October 31, 2012. The Russell 1000® Growth Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s relative performance was affected by the macro environment, with record-high stock return correlations and clear mispricings. Against this backdrop, the Fund’s positioning was adjusted throughout the reporting period to balance risk. Despite relatively strong performance for defensive stocks, the Fund did not become defensive. Many companies were structurally challenged because of poor business models, which are inconsistent with a growth investment philosophy. In response to deceleration in global economic growth, the Fund reduced the weight of its stocks that demonstrated cyclical patterns of growth, which were dominant for most of the fiscal year. The Fund also added to positions in companies with more unconventional growth, unusual technologies or unique products that grew despite a tepid economic environment.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The Fund’s performance relative to the Russell 1000® Growth Index was primarily driven by stock selection, which detracted across seven sectors and contributed positively in two sectors. (Contributions take weightings and total returns into account.) Stock selection contributed positively to the Fund’s performance relative to the Russell 1000® Growth Index in the materials and telecommunication services sectors. Stock selection detracted the most from relative performance in the consumer discretionary and information technology sectors. The Fund’s con-sumer discretionary holdings also showed negative absolute returns during the reporting period.

Sector weighting decisions hurt relative performance in the long-underweight consumer staples sector but helped relative performance in the underweight energy sector.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The strongest positive contributor to absolute performance during the reporting period was computers & peripherals company Apple, a position long held by the Fund. Payments technology company Visa was also a strong contributor, as was railroad company Union Pacific.

The most substantial detractor from the Fund’s absolute performance was software and hardware provider Oracle. Clothing company Abercrombie & Fitch also provided weak results, as did information technology consulting company Cognizant Technology Solutions. All three of these stocks provided negative total returns during the reporting period.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund purchased a position in discount retailer Ross Stores as the company gained domestic share from new store growth and market share from the traditional department store channel. The Fund established a position in oil, gas & consumable fuels company Cabot Oil & Gas in light of improving natural gas fundamentals.

The Fund sold its long-held position in Chinese Internet search engine Baidu when stronger competition and a softer Chinese economy weakened the company’s growth prospects. The Fund sold its position in energy equipment & services company Schlumberger because of weakness in North American land activity. The proceeds were redirected to high-margin international companies and companies involved in deepwater drilling and related activities.

How did the Fund’s sector weightings change during the reporting period?

We increased the Fund’s weighting in the consumer discretionary sector during the reporting period, moving to a more substantially overweight position relative to the Russell 1000® Growth Index.

Overall, energy sector holdings decreased in the Fund and in the Index, with the Fund moving to a slightly overweight posi-tion at the end of the reporting period. The Fund reduced its information technology exposure, moving to an underweight position relative to the Russell 1000® Growth Index.

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the Russell 1000® Growth Index.

mainstayinvestments.com	9

How was the Fund positioned at the end of Oct-ober 2012?

As of October 31, 2012, the Fund held an underweight position relative to the Russell 1000® Growth Index in the consumer staples sector. The Fund was most substantially overweight relative to the Index in the consumer discretionary and health care sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Large Cap Growth Fund

Portfolio of Investments October 31, 2012

	Shares	Value

Common Stocks 96.8%†
Aerospace & Defense 3.4%
Precision Castparts Corp.	1,609,000	$278,469,630
United Technologies Corp.	3,636,900	284,260,104

		562,729,734

Auto Components 1.1%
BorgWarner, Inc. (a)	2,777,200	182,795,304

Biotechnology 4.5%
Biogen Idec, Inc. (a)	1,807,400	249,818,828
Celgene Corp. (a)	3,714,000	272,310,480
Gilead Sciences, Inc. (a)	3,323,600	223,212,976

		745,342,284

Capital Markets 2.8%
BlackRock, Inc.	1,002,900	190,230,072
Franklin Resources, Inc.	2,160,100	276,060,780

		466,290,852

Chemicals 4.5%
Ecolab, Inc.	3,791,100	263,860,560
♦Monsanto Co.	5,454,822	469,496,530

		733,357,090

Communications Equipment 3.3%
♦QUALCOMM, Inc.	9,378,600	549,351,495

Computers & Peripherals 8.0%
♦Apple, Inc.	1,942,075	1,155,728,833
EMC Corp. (a)	6,704,300	163,719,006

		1,319,447,839

Construction & Engineering 1.4%
Fluor Corp.	4,033,500	225,270,975

Diversified Financial Services 0.6%
Intercontinental Exchange, Inc. (a)	698,300	91,477,300

Energy Equipment & Services 1.8%
FMC Technologies, Inc. (a)	2,899,100	118,573,190
Schlumberger, Ltd.	2,600,900	180,840,577

		299,413,767

Food & Staples Retailing 2.7%
Costco Wholesale Corp.	1,895,600	186,583,908
CVS Caremark Corp.	5,631,500	261,301,600

		447,885,508

Health Care Equipment & Supplies 4.0%
Covidien PLC	3,959,600	217,580,020
Edwards Lifesciences Corp. (a)	2,060,900	178,947,947

	Shares	Value

Health Care Equipment & Supplies (continued)
Intuitive Surgical, Inc. (a)	497,615	$269,816,805

		666,344,772

Health Care Providers & Services 4.2%
♦Express Scripts Holding Co. (a)	7,328,800	451,014,352
UnitedHealth Group, Inc.	4,420,200	247,531,200

		698,545,552

Health Care Technology 1.4%
Cerner Corp. (a)	3,008,700	229,232,853

Hotels, Restaurants & Leisure 3.8%
Las Vegas Sands Corp.	4,055,600	188,342,064
Starbucks Corp.	5,678,400	260,638,560
Yum! Brands, Inc.	2,490,600	174,615,966

		623,596,590

Household Durables 0.5%
Lennar Corp. Class A	2,203,600	82,568,892

Industrial Conglomerates 2.9%
♦Danaher Corp.	9,277,100	479,904,383

Internet & Catalog Retail 4.5%
Amazon.com, Inc. (a)	1,496,600	348,438,412
♦Priceline.com, Inc. (a)	688,230	394,885,727

		743,324,139

Internet Software & Services 5.5%
eBay, Inc. (a)	5,442,600	262,823,154
Facebook, Inc. Class A (a)	4,609,000	97,319,035
♦Google, Inc. Class A (a)	606,825	412,501,430
VeriSign, Inc. (a)	3,485,400	129,203,778

		901,847,397

IT Services 9.3%
♦International Business Machines Corp.	2,574,050	500,729,946
MasterCard, Inc. Class A	463,930	213,839,255
Teradata Corp. (a)	2,057,500	140,547,825
♦Visa, Inc. Class A	4,883,700	677,662,212

		1,532,779,238

Machinery 1.0%
Illinois Tool Works, Inc.	2,722,600	166,977,058

Media 1.8%
CBS Corp. Class B	4,209,900	136,400,760
Sirius XM Radio, Inc. (a)	57,696,200	161,549,360

		297,950,120

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2012, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments October 31, 2012 (continued)

	Shares	Value

Common Stocks (continued)
Multiline Retail 1.3%
Dollar General Corp. (a)	4,291,300	$208,643,006

Oil, Gas & Consumable Fuels 3.3%
Cabot Oil & Gas Corp.	3,632,900	170,673,642
Concho Resources, Inc. (a)	2,314,300	199,307,516
Range Resources Corp.	2,556,850	167,115,716

		537,096,874

Personal Products 0.8%
Estee Lauder Cos., Inc. (The) Class A	2,215,100	136,494,462

Pharmaceuticals 0.3%
Allergan, Inc.	547,200	49,204,224

Real Estate Investment Trusts 1.6%
American Tower Corp.	3,467,800	261,090,662

Road & Rail 4.0%
♦Union Pacific Corp.	5,312,000	653,535,360

Semiconductors & Semiconductor Equipment 0.3%
Altera Corp.	1,588,000	48,402,240

Software 3.4%
Intuit, Inc.	3,019,600	179,424,632
Salesforce.com, Inc. (a)	2,561,800	373,971,564

		553,396,196

Specialty Retail 3.6%
Gap, Inc. (The)	5,418,000	193,530,960
Home Depot, Inc. (The)	1,421,800	87,270,084
Ross Stores, Inc.	2,612,800	159,250,160
Ulta Salon Cosmetics & Fragrance, Inc.	1,607,700	148,262,094

		588,313,298

Textiles, Apparel & Luxury Goods 3.5%
Coach, Inc.	3,052,700	171,103,835
Michael Kors Holdings, Ltd. (a)	3,317,200	181,417,668
Ralph Lauren Corp.	1,416,800	217,747,992

		570,269,495

Trading Companies & Distributors 0.4%
W.W. Grainger, Inc.	315,900	63,625,419

Wireless Telecommunication Services 1.3%
SBA Communications Corp. Class A (a)	3,328,200	221,757,966

Total Common Stocks (Cost $13,268,551,321)		15,938,262,344

	Principal Amount	Value

Short-Term Investment 3.2%
Repurchase Agreement 3.2%
State Street Bank and Trust Co. 0.01%, dated 10/31/12 due 11/1/12 Proceeds at Maturity $534,684,553 (Collateralized by United States Treasury and Government Agency securities with rates between 0.74% and 5.25% and maturity dates between 6/4/15 and 2/15/29, with a Principal Amount of $535,140,000 and a Market Value of $545,378,339)	$534,684,405	$534,684,405

Total Short-Term Investment (Cost $534,684,405)		534,684,405

Total Investments (Cost $13,803,235,726) (b)	100.0%	16,472,946,749
Other Assets, Less Liabilities	(0.0)‡	(3,576,937)
Net Assets	100.0%	$16,469,369,812

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	As of October 31, 2012, cost is $13,836,804,928 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$2,724,197,570
Gross unrealized depreciation	(88,055,749)

Net unrealized appreciation	$2,636,141,821

12	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$15,938,262,344	$—	$—	$15,938,262,344
Short-Term Investment
Repurchase Agreement	—	534,684,405	—	534,684,405

Total Investments in Securities	$15,938,262,344	$534,684,405	$—	$16,472,946,749

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statement of Assets and Liabilities as of October 31, 2012

Assets
Investment in securities, at value (identified cost $13,803,235,726)	$16,472,946,749
Receivables:
Investment securities sold	91,473,912
Fund shares sold	31,569,414
Dividends and interest	2,896,280
Other assets	105,126

Total assets	16,598,991,481

Liabilities
Payables:
Investment securities purchased	81,342,470
Fund shares redeemed	30,872,632
Manager (See Note 3)	8,992,747
Transfer agent (See Note 3)	6,672,517
NYLIFE Distributors (See Note 3)	1,056,703
Shareholder communication	411,297
Professional fees	157,193
Trustees	53,192
Custodian	18,196
Accrued expenses	44,722

Total liabilities	129,621,669

Net assets	$16,469,369,812

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$21,311,816
Additional paid-in capital	14,340,220,495

14,361,532,311
Distributions in excess of net investment income	(11,181,745)
Accumulated net realized gain (loss) on investments	(550,691,777)
Net unrealized appreciation (depreciation) on investments	2,669,711,023

Net assets	$16,469,369,812

Investor Class
Net assets applicable to outstanding shares	$199,156,061

Shares of beneficial interest outstanding	26,484,619

Net asset value per share outstanding	$7.52
Maximum sales charge (5.50% of offering price)	0.44

Maximum offering price per share outstanding	$7.96

Class A
Net assets applicable to outstanding shares	$1,611,373,937

Shares of beneficial interest outstanding	213,286,636

Net asset value per share outstanding	$7.55
Maximum sales charge (5.50% of offering price)	0.44

Maximum offering price per share outstanding	$7.99

Class B
Net assets applicable to outstanding shares	$58,392,136

Shares of beneficial interest outstanding	8,231,335

Net asset value and offering price per share outstanding	$7.09

Class C
Net assets applicable to outstanding shares	$375,521,260

Shares of beneficial interest outstanding	52,984,104

Net asset value and offering price per share outstanding	$7.09

Class I
Net assets applicable to outstanding shares	$11,215,463,746

Shares of beneficial interest outstanding	1,437,177,986

Net asset value and offering price per share outstanding	$7.80

Class R1
Net assets applicable to outstanding shares	$1,950,014,570

Shares of beneficial interest outstanding	252,670,886

Net asset value and offering price per share outstanding	$7.72

Class R2
Net assets applicable to outstanding shares	$854,119,000

Shares of beneficial interest outstanding	112,772,720

Net asset value and offering price per share outstanding	$7.57

Class R3
Net assets applicable to outstanding shares	$205,329,102

Shares of beneficial interest outstanding	27,573,354

Net asset value and offering price per share outstanding	$7.45

14	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2012

Investment Income (Loss)
Income
Dividends	$132,775,839
Interest	48,266

Total income	132,824,105

Expenses
Manager (See Note 3)	98,732,081
Transfer agent (See Note 3)	25,945,350
Distribution/Service—Investor Class (See Note 3)	469,067
Distribution/Service—Class A (See Note 3)	4,365,669
Distribution/Service—Class B (See Note 3)	669,823
Distribution/Service—Class C (See Note 3)	3,988,587
Distribution/Service—Class R2 (See Note 3)	2,247,969
Distribution/Service—Class R3 (See Note 3)	1,005,569
Shareholder service (See Note 3)	2,900,950
Shareholder communication	1,256,955
Registration	1,011,345
Professional fees	614,763
Trustees	458,928
Custodian	200,196
Miscellaneous	476,097

Total expenses before waiver/reimbursement	144,343,349
Expense waiver/reimbursement from Manager (See Note 3)	(337,499)

Net expenses	144,005,850

Net investment income (loss)	(11,181,745)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(512,103,447)
Net change in unrealized appreciation (depreciation) on investments	1,549,658,941

Net realized and unrealized gain (loss) on investments	1,037,555,494

Net increase (decrease) in net assets resulting from operations	$1,026,373,749

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statements of Changes in Net Assets

for the years ended October 31, 2012 and October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(11,181,745)	$(19,203,459)
Net realized gain (loss) on investments (a)	(512,103,447)	454,053,678
Net change in unrealized appreciation (depreciation) on investments	1,549,658,941	123,965,023

Net increase (decrease) in net assets resulting from operations	1,026,373,749	558,815,242

Distributions to shareholders:
From net realized gain on investments:
Investor Class	(3,134,315)	—
Class A	(42,302,237)	—
Class B	(1,683,517)	—
Class C	(9,016,819)	—
Class I	(193,020,340)	—
Class R1	(29,736,149)	—
Class R2	(16,672,198)	—
Class R3	(3,756,927)	—

Total distributions to shareholders	(299,322,502)	—

Capital share transactions:
Net proceeds from sale of shares	7,252,755,190	9,347,727,533
Net asset value of shares issued to shareholders in reinvestment of distributions	218,164,571	—
Cost of shares redeemed (b)	(4,644,732,279)	(2,744,011,243)

Increase (decrease) in net assets derived from capital share transactions	2,826,187,482	6,603,716,290

Net increase (decrease) in net assets	3,553,238,729	7,162,531,532

Net Assets
Beginning of year	12,916,131,083	5,753,599,551

End of year	$16,469,369,812	$12,916,131,083

Distributions in excess of net investment income at end of the year	$(11,181,745)	$—

(a)	Includes realized gain of $20,175,242 due to an in-kind redemption during the year ended October 31, 2011. (See Note 9)

(b)	Includes an in-kind redemption in the amount of $90,171,285 during the year ended October 31, 2011. (See Note 9)

16	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
	Year ended October 31,				February 28, 2008** through October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of period	$7.21	$6.55	$5.53	$4.70	$6.63

Net investment income (loss) (a)	(0.02)	(0.03)	(0.04)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	0.49	0.69	1.06	0.86	(1.90)

Total from investment operations	0.47	0.66	1.02	0.83	(1.93)

Less distributions:
From net realized gain on investments	(0.16)	—	—	—	—

Net asset value at end of period	$7.52	$7.21	$6.55	$5.53	$4.70

Total investment return (b)	6.68%	10.08%	18.44%	17.66%	(29.11	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.28%)	(0.43%)	(0.64%)	(0.62%)	(0.73	%)††
Net expenses	1.10%	1.15%	1.27%	1.45%	1.38	% ††
Expenses (before waiver/reimbursement)	1.10%	1.15%	1.28%	1.45%	1.39	% ††
Portfolio turnover rate	60%	52%	91%	62%	115%
Net assets at end of period (in 000’s)	$199,156	$130,140	$93,733	$59,499	$46,762

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Class A
	Year ended October 31,
	2012	2011	2010	2009		2008
Net asset value at beginning of year	$7.24	$6.58	$5.54	$4.70		$7.37

Net investment income (loss) (a)	(0.02)	(0.02)	(0.03)	(0.02)		(0.03)
Net realized and unrealized gain (loss) on investments	0.49	0.68	1.07	0.86		(2.64)

Total from investment operations	0.47	0.66	1.04	0.84		(2.67)

Less distributions:
From net realized gain on investments	(0.16)	—	—	—		—

Net asset value at end of year	$7.55	$7.24	$6.58	$5.54		$4.70

Total investment return (b)	6.79%	10.03%	18.77%	17.87	% (c)	(36.36%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.20%)	(0.35%)	(0.52%)	(0.43%)		(0.52%)
Net expenses	1.04%	1.06%	1.17%	1.21%		1.23%
Expenses (before waiver/reimbursement)	1.04%	1.07%	1.18%	1.24%		1.26%
Portfolio turnover rate	60%	52%	91%	62%		115%
Net assets at end of year (in 000’s)	$1,611,374	$1,887,326	$1,131,968	$1,662,622		$495,184

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Class B
	Year ended October 31,
	2012	2011		2010		2009	2008
Net asset value at beginning of year	$6.86	$6.28		$5.34		$4.57	$7.24

Net investment income (loss) (a)	(0.07)	(0.08)		(0.08)		(0.06)	(0.09)
Net realized and unrealized gain (loss) on investments	0.46	0.66		1.02		0.83	(2.58)

Total from investment operations	0.39	0.58		0.94		0.77	(2.67)

Less distributions:
From net realized gain on investments	(0.16)	—		—		—	—

Net asset value at end of year	$7.09	$6.86		$6.28		$5.34	$4.57

Total investment return (b)	5.98%	9.24	% (c)	17.60	% (c)	16.85%	(36.88%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.01%)	(1.18%)		(1.38%)		(1.35%)	(1.34%)
Net expenses	1.84%	1.90%		2.02%		2.20%	2.10%
Expenses (before waiver/reimbursement)	1.85%	1.90%		2.03%		2.21%	2.12%
Portfolio turnover rate	60%	52%		91%		62%	115%
Net assets at end of year (in 000’s)	$58,392	$72,591		$82,590		$63,327	$65,996

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

	Class C
	Year ended October 31,
	2012	2011	2010		2009		2008
Net asset value at beginning of year	$6.85	$6.28	$5.33		$4.57		$7.23

Net investment income (loss) (a)	(0.07)	(0.08)	(0.08)		(0.07)		(0.09)
Net realized and unrealized gain (loss) on investments	0.47	0.65	1.03		0.83		(2.57)

Total from investment operations	0.40	0.57	0.95		0.76		(2.66)

Less distributions:
From net realized gain on investments	(0.16)	—	—		—		—

Net asset value at end of year	$7.09	$6.85	$6.28		$5.33		$4.57

Total investment return (b)	5.99%	9.08%	17.82	% (c)	16.63	% (c)	(36.79%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.02%)	(1.18%)	(1.39%)		(1.38%)		(1.41%)
Net expenses	1.85%	1.89%	2.02%		2.19%		2.11%
Expenses (before waiver/reimbursement)	1.85%	1.90%	2.03%		2.20%		2.12%
Portfolio turnover rate	60%	52%	91%		62%		115%
Net assets at end of year (in 000’s)	$375,521	$380,186	$262,799		$174,955		$93,249

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

18	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,
	2012	2011		2010		2009		2008
Net asset value at beginning of year	$7.45	$6.75		$5.67		$4.79		$7.49

Net investment income (loss) (a)	0.00 ‡	(0.01)		(0.01)		0.00	‡	(0.01)
Net realized and unrealized gain (loss) on investments	0.51	0.71		1.09		0.88		(2.69)

Total from investment operations	0.51	0.70		1.08		0.88		(2.70)

Less distributions:
From net realized gain on investments	(0.16)	—		—		—		—

Net asset value at end of year	$7.80	$7.45		$6.75		$5.67		$4.79

Total investment return (b)	7.15%	10.37	% (c)	19.05	% (c)	18.37%		(36.05%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.03%	(0.09%)		(0.23%)		0.00	%(d)	(0.08%)
Net expenses	0.79%	0.81%		0.85%		0.82%		0.79%
Expenses (before waiver/reimbursement)	0.79%	0.82%		0.94%		0.99%		0.94%
Portfolio turnover rate	60%	52%		91%		62%		115%
Net assets at end of year (in 000’s)	$11,215,464	$8,465,658		$3,497,859		$1,341,715		$761,458

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Less than one-hundredth of a percent.

	Class R1
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$7.38	$6.70	$5.63	$4.76	$7.45

Net investment income (loss) (a)	(0.01)	(0.02)	(0.02)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	0.51	0.70	1.09	0.88	(2.68)

Total from investment operations	0.50	0.68	1.07	0.87	(2.69)

Less distributions:
From net realized gain on investments	(0.16)	—	—	—	—

Net asset value at end of year	$7.72	$7.38	$6.70	$5.63	$4.76

Total investment return (b)	6.94%	10.15%	19.01%	18.28%	(36.11%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.08%)	(0.21%)	(0.35%)	(0.19%)	(0.16%)
Net expenses	0.89%	0.91%	0.97%	0.98%	0.88%
Expenses (before waiver/reimbursement)	0.89%	0.92%	1.04%	1.09%	1.03%
Portfolio turnover rate	60%	52%	91%	62%	115%
Net assets at end of year (in 000’s)	$1,950,015	$1,140,164	$418,253	$161,642	$62,344

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Class R2
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$7.26	$6.61	$5.57	$4.72	$7.40

Net investment income (loss) (a)	(0.02)	(0.03)	(0.04)	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments	0.49	0.68	1.08	0.87	(2.65)

Total from investment operations	0.47	0.65	1.04	0.85	(2.68)

Less distributions:
From net realized gain on investments	(0.16)	—	—	—	—

Net asset value at end of year	$7.57	$7.26	$6.61	$5.57	$4.72

Total investment return (b)	6.77%	9.83%	18.67%	18.01%	(36.22%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.32%)	(0.46%)	(0.66%)	(0.45%)	(0.46%)
Net expenses	1.14%	1.16%	1.28%	1.24%	1.14%
Expenses (before waiver/reimbursement)	1.14%	1.17%	1.29%	1.35%	1.29%
Portfolio turnover rate	60%	52%	91%	62%	115%
Net assets at end of year (in 000’s)	$854,119	$701,183	$217,002	$113,942	$35,410

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.

	Class R3
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$7.16	$6.53	$5.52	$4.69	$7.37

Net investment income (loss) (a)	(0.04)	(0.05)	(0.06)	(0.03)	(0.05)
Net realized and unrealized gain (loss) on investments	0.49	0.68	1.07	0.86	(2.63)

Total from investment operations	0.45	0.63	1.01	0.83	(2.68)

Less distributions:
From net realized gain on investments	(0.16)	—	—	—	—

Net asset value at end of year	$7.45	$7.16	$6.53	$5.52	$4.69

Total investment return (b)	6.44%	9.65%	18.30%	17.70%	(36.36%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.57%)	(0.70%)	(0.92%)	(0.70%)	(0.77%)
Net expenses	1.39%	1.41%	1.53%	1.49%	1.40%
Expenses (before waiver/reimbursement)	1.39%	1.42%	1.54%	1.59%	1.56%
Portfolio turnover rate	60%	52%	91%	62%	115%
Net assets at end of year (in 000’s)	$205,329	$138,883	$49,395	$13,436	$4,689

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.

20	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Large Cap Growth Fund (the “Fund”), a diversified fund.

The Fund currently offers eight classes of shares. Class A shares commenced operations on July 1, 1995. Class B, Class C, Class I, Class R1and Class R2 shares commenced operations on April 1, 2005. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term growth of capital.

As of January 13, 2012, the Fund is closed to new investors with certain exceptions. See the Fund’s prospectus for more information.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee will meet (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee shall meet at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund. These procedures shall be reviewed by the Board no less frequently than annually. Any revisions to these procedures deemed necessary shall be reported to the Board at its next regularly scheduled meeting.

Securities are valued using unadjusted market prices, when available, as supplied primarily by third party pricing services or dealers. To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

mainstayinvestments.com	21

Notes to Financial Statements (continued)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids / Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market value cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2012, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2012, the Fund did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of October 31, 2012, the Fund did not hold any foreign equity securities.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

22	MainStay Large Cap Growth Fund

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2012.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. Winslow Capital Management, Inc. (“Winslow” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to

mainstayinvestments.com	23

Notes to Financial Statements (continued)

the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Winslow, New York Life Investments pays for the services of the Subadvisor.

The management fee is an annual percentage of the Fund’s average daily net assets, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. New York Life Investments has contractually agreed to waive a portion of its management fee, so that the management fee does not exceed 0.75% up to $500 million. All other management fee breakpoints remain the same. Without this fee waiver, the actual fee would be 0.80% up to $250 million; 0.75% from $250 million to $500 million; 0.725% from $500 million to $750 million; 0.70% from $750 million to $2 billion; 0.65% from $2 billion to $3 billion; 0.60% from $3 billion to $7 billion; 0.575% from $7 billion to $9 billion; and 0.565% in excess of $9 billion. This agreement will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

New York Life Investments has voluntarily agreed to waive a portion of its management fee so that it does not exceed the following percentages of the Fund’s average daily net assets: 0.72% up to $500 million; 0.70% from $500 million to $2 billion. All other management fee breakpoints remain the same. This voluntary waiver may be discontinued at any time.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses of Class I shares so that Total Annual Fund Operating Expenses of Class I Shares do not exceed 0.88% of the Fund’s average daily net assets. This agreement will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to further voluntarily waive fees and/or reimburse the expenses of Class R1 shares so that Total Annual Fund Operating Expenses do not exceed 0.95% of the Fund’s average daily net assets. This voluntary waiver may be discontinued at any time. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.61% for the year ended October 31, 2012, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

For the year ended October 31, 2012, New York Life Investments earned fees from the Fund in the amount of $98,732,081 and waived its fees and/or reimbursed expenses in the amount of $337,499.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder Service Fees incurred by the Fund for the year ended October 31, 2012, were as follows:

Class R1	$1,800,648
Class R2	899,188
Class R3	201,114

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $23,124 and $78,026, respectively, for the year ended October 31, 2012. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $8, $9,539, $86,320 and $71,955, respectively, for the year ended October 31, 2012.

24	MainStay Large Cap Growth Fund

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2012, were as follows:

Investor Class	$401,247
Class A	2,758,292
Class B	141,308
Class C	845,669
Class I	17,204,345
Class R1	2,854,357
Class R2	1,421,750
Class R3	318,382

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2012, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class C	$3,286	0.0	%‡
Class I	6,054	0.0	‡

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

As of October 31, 2012, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$(517,122,575)	$(11,181,745)	$2,636,141,821	$2,107,837,501

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to qualified late-year losses. The Fund intends to elect to defer qualified late-year losses of $11,181,745, incurred from January 1, 2012 through October 31, 2012 and treat them as arising on the first day of the tax year ended October 31, 2013.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2012 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$ —	$15,996	$(15,996)

The reclassifications for the Fund are primarily due to taxable overdistribution.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2012, for federal income tax purposes, capital loss carryforwards of $517,122,575 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2016	$16,533	$—
Unlimited	500,590	—
Total	$517,123	$—

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 shown in the Statements of Changes In Net Assets was as follows:

	2012	2011
Distributions paid from:
Long Term Capital Gains	$299,322,502	$—
Total	$299,322,502	$—

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under an amended credit agreement, the aggregate commitment amount is $200,000,000 with an optional

mainstayinvestments.com	25

Notes to Financial Statements (continued)

maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 28, 2013, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 29, 2012, the aggregate commitment amount was $125,000,000 with an optional maximum amount of

$175,000,000. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the year ended October 31, 2012.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2012, purchases and sales of securities, other than short-term securities, were $11,954,339 and $9,404,365, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Year ended October 31, 2012:
Shares sold	12,391,068	$90,243,593
Shares issued to shareholders in reinvestment of distributions	446,324	3,124,635
Shares redeemed	(4,719,951)	(35,519,415)

Net increase (decrease) in shares outstanding before conversion	8,117,441	57,848,813
Shares converted into Investor Class (See Note 1)	1,269,652	9,384,061
Shares converted from Investor Class (See Note 1)	(958,935)	(7,360,703)

Net increase (decrease)	8,428,158	$59,872,171

Year ended October 31, 2011:
Shares sold	5,702,548	$38,655,882
Shares redeemed	(2,740,989)	(19,713,173)

Net increase (decrease) in shares outstanding before conversion	2,961,559	18,942,709
Shares converted into Investor Class (See Note 1)	1,460,380	10,264,041
Shares converted from Investor Class (See Note 1)	(669,598)	(4,747,092)

Net increase (decrease)	3,752,341	$24,459,658

Class A	Shares	Amount
Year ended October 31, 2012:
Shares sold	67,808,598	$498,104,060
Shares issued to shareholders in reinvestment of distributions	5,344,897	37,575,729
Shares redeemed	(121,882,365)	(888,467,676)

Net increase (decrease) in shares outstanding before conversion	(48,728,870)	(352,787,887)
Shares converted into Class A (See Note 1)	1,370,838	10,461,371
Shares converted from Class A (See Note 1)	(62,777)	(500,454)

Net increase (decrease)	(47,420,809)	$(342,826,970)

Year ended October 31, 2011:
Shares sold	181,470,698	$1,311,688,729
Shares redeemed	(93,840,875)	(659,903,255)

Net increase (decrease) in shares outstanding before conversion	87,629,823	651,785,474
Shares converted into Class A (See Note 1)	1,256,201	8,956,912
Shares converted from Class A (See Note 1)	(304,197)	(2,072,144)

Net increase (decrease)	88,581,827	$658,670,242

Class B	Shares	Amount
Year ended October 31, 2012:
Shares sold	713,830	$4,976,197
Shares issued to shareholders in reinvestment of distributions	219,228	1,457,422
Shares redeemed	(1,567,164)	(11,124,541)

Net increase (decrease) in shares outstanding before conversion	(634,106)	(4,690,922)
Shares converted from Class B (See Note 1)	(1,715,464)	(11,984,275)

Net increase (decrease)	(2,349,570)	$(16,675,197)

Year ended October 31, 2011:
Shares sold	1,359,085	$9,347,566
Shares redeemed	(2,095,004)	(14,349,392)

Net increase (decrease) in shares outstanding before conversion	(735,919)	(5,001,826)
Shares converted from Class B (See Note 1)	(1,827,164)	(12,401,717)

Net increase (decrease)	(2,563,083)	$(17,403,543)

Class C	Shares	Amount
Year ended October 31, 2012:
Shares sold	7,495,431	$50,953,860
Shares issued to shareholders in reinvestment of distributions	464,352	3,082,334
Shares redeemed	(10,440,443)	(73,636,254)

Net increase (decrease)	(2,480,660)	$(19,600,060)

Year ended October 31, 2011:
Shares sold	22,562,736	$155,503,002
Shares redeemed	(8,952,657)	(60,971,444)

Net increase (decrease)	13,610,079	$94,531,558

26	MainStay Large Cap Growth Fund

Class I	Shares	Amount
Year ended October 31, 2012:
Shares sold	654,647,732	$4,998,865,969
Shares issued to shareholders in reinvestment of distributions	17,729,231	128,359,572
Shares redeemed	(370,957,702)	(2,894,036,604)

Net increase (decrease)	301,419,261	$2,233,188,937

Year ended October 31, 2011:
Shares sold	861,822,014	$6,398,461,657
Shares redeemed (a)	(243,882,757)	(1,761,683,149)

Net increase (decrease)	617,939,257	$4,636,778,508

Class R1	Shares	Amount
Year ended October 31, 2012:
Shares sold	137,395,385	$1,040,318,139
Shares issued to shareholders in reinvestment of distributions	4,141,499	29,694,545
Shares redeemed	(43,352,568)	(331,070,740)

Net increase (decrease)	98,184,316	$738,941,944

Year ended October 31, 2011:
Shares sold	108,232,421	$792,700,960
Shares redeemed	(16,214,633)	(118,246,931)

Net increase (decrease)	92,017,788	$674,454,029

Class R2	Shares	Amount
Year ended October 31, 2012:
Shares sold	61,660,981	$458,857,617
Shares issued to shareholders in reinvestment of distributions	1,649,907	11,631,846
Shares redeemed	(47,072,369)	(355,480,673)

Net increase (decrease)	16,238,519	$115,008,790

Year ended October 31, 2011:
Shares sold	75,569,737	$533,861,744
Shares redeemed	(11,888,901)	(85,483,044)

Net increase (decrease)	63,680,836	$448,378,700

Class R3	Shares	Amount
Year ended October 31, 2012:
Shares sold	15,178,283	$110,435,755
Shares issued to shareholders in reinvestment of distributions	465,969	3,238,488
Shares redeemed	(7,463,724)	(55,396,376)

Net increase (decrease)	8,180,528	$58,277,867

Year ended October 31, 2011:
Shares sold	15,129,955	$107,507,993
Shares redeemed	(3,303,505)	(23,660,855)

Net increase (decrease)	11,826,450	$83,847,138

(a)	Includes the redemption of 13,112,802 shares through an in-kind transfer of securities in the amount of $90,171,285. (See Note 9)

Note 9–In-Kind Transfer of Securities

During the year ended October 31, 2011, the Fund redeemed shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of the transaction.

Transaction Date	Shares	Redeemed Value	Gain (Loss)
9/14/11	13,112,802	$90,171,285	$20,175,242

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2012, events and transactions subsequent to October 31, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	27

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Large Cap Growth Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Large Cap Growth Fund of The MainStay Funds as of October 31, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2012

28	MainStay Large Cap Growth Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise share-holders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $299,322,502 as long-term capital distributions.

In February 2013, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2012. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	29

30	MainStay Large Cap Growth Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Trust, Eclipse Funds Inc., MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay Defined Term Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Board Member*	John Y. Kim 9/24/60	Indefinite; Eclipse Trust: Trustee since 2008; Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011 Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011	Member of the Board of Managers, President and Chief Executive Officer (since 2008), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board, MacKay Shields LLC since 2008; Chairman of the Board, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC and McMorgan & Company LLC; Chairman of the Board, NYLIFE Distributors LLC and Chairman of the Board, NYLCAP Manager LLC (since 2008) President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	75	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51

Indefinite;
Eclipse Trust: Chairman since 2005, and Trustee since 2000;
Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (12 funds);
MainStay Funds Trust: Chairman and Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Chairman and Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Chairman and Trustee since 2011

Private Advisors Alternative Strategies Fund: Chairman and Trustee since 2011

MainStay DefinedTerm Municipal Opportunities Fund: Chairman and Trustee since 2011.

			President, Strategic Management Advisors LLC (since 1990)	75	Trustee, Legg Mason Partners Funds, since 1992 (51 portfolios)

mainstayinvestments.com	31

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Alan R. Latshaw 3/27/51

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;
Eclipse Funds Inc.:
Director and Audit Committee Financial Expert since 2007 (1 fund);
The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (12 funds);
MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (31 funds); and
MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	75	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

32	MainStay Large Cap Growth Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002; Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	75	None
	Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	75	None

mainstayinvestments.com	33

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Richard S. Trutanic 2/13/52	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	75	None

34	MainStay Large Cap Growth Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;

Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund);

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2009 (31 funds); and

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Visiting Professor, University of California—San Diego (since October 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stem School of Business, New York University (2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	75	None

mainstayinvestments.com	35

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	John A. Weisser 10/22/41	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	75	Trustee, Direxion Funds since 2007 (21 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (47 portfolios)

36	MainStay Large Cap Growth Fund

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

	Name and Date of Birth	Positions(s) Held with the Funds and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds (2006 to 2008); Assistant Secretary, Eclipse Trust, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)
	Stephen P. Fisher 2/22/59	President, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company FSB (since 2006); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

mainstayinvestments.com	37

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

MainStay 130/30 Core Fund

International/Global Equity

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay 130/30 International Fund

Income

Taxable Bond

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Term Bond Fund

MainStay Money Market Fund

Municipal Bond

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Madison Square Investors LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.

NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2013 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-28189 MS265-12	MSLG11-12/12
NL031

MainStay MAP Fund

Message from the President and Annual Report

October 31, 2012

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Message from the President

Most major equity markets delivered positive results for the 12 months ended October 31, 2012. In the United States, stocks provided solid double-digit returns. With a few notable exceptions, international stock markets generally ended the reporting period in positive territory.

The stock market’s advance, however, was far from uniform. After rising to an early peak at the end of March 2012, domes- tic and international stocks lost ground until the beginning of June. After that, stocks generally rose, reaching their high point for the reporting period in mid-September. Although stocks remained relatively buoyant through mid-October, they drifted lower as the reporting period came to a close.

A variety of forces converged to help fuel these market movements. Investors kept a close eye on developments in the European sovereign debt crisis. The European Central Bank’s Long Term Refinancing Operations helped stabilize European credit markets and provide needed liquidity. Although private holders of Greek sovereign debt had to accept a reduction in their recovery value, the anticipated voluntary exchange provided a positive spark to the markets. Rising unemployment and new austerity measures may impede economic growth as the European Union seeks to strike a delicate balance between fiscal and monetary policies.

In the United States, the Federal Reserve announced an open-ended agency mortgage-backed security purchase program, which helped calm market concerns. The Federal Reserve also continued its maturity extension program (referred to by some as “operation twist”), which seeks to put downward pressure on longer-term interest rates. At the short end of the yield curve, the Federal Reserve maintained the federal funds rate in a near-zero range. In September 2012, the Federal Open Market Committee anticipated that “exceptionally low levels for the federal funds rate” were “likely to be warranted at least through mid-2015.”

With markets stabilizing and short-term interest rates at very low levels, yield-hungry investors had incentives to lengthen maturities and accept higher risk. Domestic high-yield bonds provided double-digit returns for the reporting period, municipal bonds and convertible securities provided high single-digit returns, and domestic corporate bonds provided positive overall returns.

While most investors are pleased when markets rise, MainStay portfolio managers know that long-term results depend on more than short-term market movements. They also depend on the consistent application of well-defined investment strategies and risk-management techniques over longer periods. Our long-term perspective gives our portfolio managers the ability to look past the daily ups and downs of the market as they pursue the specific investment objectives of their individual Funds.

At MainStay, we believe that a long-term perspective can help investors as well. Instead of trying to capitalize on short-term market movements, you may prefer to focus on the long-term potential that can come from getting invested, staying invested and adding to your investments over time. Of course, past performance is no guarantee of future results.

The following pages contain more specific information on the securities, market events and investment decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2012. We invite you to read the information carefully and use it as part of your ongoing portfolio evaluation and investment review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2012

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6.67 12.88%	–1.77 –0.66%	7.68 8.29%	1.34 1.34%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6.92 13.14	–1.60 –0.48	7.78 8.39	1.14 1.14
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	7.04 12.04	–1.75 –1.41	7.49 7.49	2.09 2.09
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	11.07 12.07	–1.40 –1.40	7.49 7.49	2.09 2.09
Class I Shares	No Sales Charge		13.40	–0.22	8.72	0.89
Class R1 Shares[4]	No Sales Charge		13.26	–0.34	8.59	0.99
Class R2 Shares[4]	No Sales Charge		12.99	–0.56	8.33	1.24
Class R3 Shares[5]	No Sales Charge		12.72	–0.82	8.03	1.49

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been different.
4.	Performance figures for Class R1 and R2 shares, each of which was first offered on January 2, 2004, include the historical performance of Class A shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R1 and R2 shares might have been different.
5.	Performance figures for Class R3 shares, which were first offered on April 28, 2006, include the historical performance of Class A shares through April 27, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Ten Years
Russell 3000® Index[6]	14.75%	0.59%	7.47%
S&P 500® Index[7]	15.21	0.36	6.91
Average Lipper Large-Cap Core Fund[8]	13.15	–0.64	6.33

6.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.

The average Lipper large-cap core fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MAP Fund

Cost in Dollars of a $1,000 Investment in MainStay MAP Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2012, to October 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/12	Ending Account Value (Based on Actual Returns and Expenses) 10/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,017.90	$6.75	$1,018.50	$6.75

Class A Shares	$1,000.00	$1,019.10	$5.79	$1,019.40	$5.79

Class B Shares	$1,000.00	$1,014.10	$10.53	$1,014.70	$10.53

Class C Shares	$1,000.00	$1,014.50	$10.53	$1,014.70	$10.53

Class I Shares	$1,000.00	$1,020.20	$4.52	$1,020.70	$4.52

Class R1 Shares	$1,000.00	$1,019.70	$5.03	$1,020.20	$5.03

Class R2 Shares	$1,000.00	$1,018.50	$6.29	$1,018.90	$6.29

Class R3 Shares	$1,000.00	$1,017.10	$7.55	$1,017.60	$7.56

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.33% for Investor Class, 1.14% for Class A, 2.08% for Class B and Class C, 0.89% for Class I, 0.99% for Class R1, 1.24% for Class R2 and 1.49% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Industry Composition as of October 31, 2012 (Unaudited)

Oil, Gas & Consumable Fuels	10.5%
Pharmaceuticals	8.1
Media	7.7
Commercial Banks	4.2
Diversified Financial Services	4.1
Health Care Equipment & Supplies	3.7
Insurance	3.5
Software	3.5
Chemicals	3.4
Aerospace & Defense	3.3
Consumer Finance	2.8
Industrial Conglomerates	2.8
Internet Software & Services	2.6
Semiconductors & Semiconductor Equipment	2.2
Computers & Peripherals	2.0
Health Care Providers & Services	2.0
Wireless Telecommunication Services	1.9
Capital Markets	1.7
Metals & Mining	1.7
Auto Components	1.6
Food & Staples Retailing	1.6
Machinery	1.6
Beverages	1.5
Energy Equipment & Services	1.5
Communications Equipment	1.4
Diversified Telecommunication Services	1.4
Electrical Equipment	1.3
Food Products	1.3

Electric Utilities	1.2%
Specialty Retail	1.2
Real Estate Investment Trusts	1.1
Hotels, Restaurants & Leisure	1.0
IT Services	1.0
Commercial Services & Supplies	0.7
Internet & Catalog Retail	0.7
Road & Rail	0.7
Construction & Engineering	0.5
Electronic Equipment & Instruments	0.5
Household Products	0.5
Automobiles	0.4
Biotechnology	0.4
Diversified Consumer Services	0.4
Trading Companies & Distributors	0.4
Gas Utilities	0.3
Construction Materials	0.2
Independent Power Producers & Energy Traders	0.2
Multiline Retail	0.2
Multi-Utilities	0.1
Paper & Forest Products	0.1
Real Estate Management & Development	0.1
Office Electronics	0.0	‡
Thrifts & Mortgage Finance	0.0	‡
Short-Term Investment	3.0
Other Assets, Less Liabilities	0.2

	100.0%

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2012 (excluding short-term investment)

1.	Time Warner, Inc.
2.	Pfizer, Inc.
3.	Microsoft Corp.
4.	Monsanto Co.
5.	General Electric Co.
6.	Vodafone Group PLC, Sponsored ADR
7.	ExxonMobil Corp.
8.	Honeywell International, Inc.
9.	Citigroup, Inc.
10.	Liberty Media Corp.—Liberty Capital Class A

8	MainStay MAP Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Roger Lob and Christopher Mullarkey of the Fund’s Subadvisor Markston International LLC and by portfolio managers Thomas R. Wenzel, CFA, Jerrold K. Senser, CFA, and Thomas M. Cole, CFA, of the Fund’s Subadvisor Institutional Capital LLC (ICAP).

How did MainStay MAP Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2012?

Excluding all sales charges, MainStay MAP Fund returned 12.88% for Investor Class shares, 13.14% for Class A shares, 12.04% for Class B shares and 12.07% for Class C shares for the 12 months ended October 31, 2012. Over the same period, Class I shares returned 13.40%, Class R1 shares returned 13.26%, Class R2 shares returned 12.99% and Class R3 shares returned 12.72%. Class I shares and Class R1 shares outperformed—and Investor Class, Class A, Class B, Class C, Class R2 and Class R3 shares underperformed—the 13.15% return of the average Lipper1 large-cap core fund during the reporting period. All share classes underperformed the 14.75% return of the Russell 3000® Index2 and the 15.21% return of the S&P 500® Index3 for the 12 months ended October 31, 2012. The Russell 3000® Index is the Fund’s broad-based securities-market index. The S&P 500® Index is the Fund’s secondary benchmark. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund in addition to those discussed in the semiannual report?

Effective September 28, 2012, Thomas M. Cole became an additional portfolio manager for the ICAP portion of the Fund. Please refer to the Prospectus Supplement dated September 28, 2012, for additional information regarding Mr. Cole.

What factors affected the Fund’s performance during the reporting period?

Markston International

During the reporting period, the performance of our portion of the Fund relative to the Russell 3000® Index resulted primarily from favorable stock selection in the consumer discretionary sector, particularly a large position in media conglomerate Liberty Media.

ICAP

In our portion of the Fund that invests in domestic equities, a number of key drivers affected performance relative to the S&P 500® Index. Favorable stock selection in the financials and health care sectors added to relative performance. Unfavorable stock selection in the information technology and consumer staples sectors detracted from relative performance. Domestic equities benefited from an underweight position in the information technology sector. An underweight position in the industrials sector, however, detracted from relative performance.

In global equities, the health care, financials and materials sectors were the best-performing sectors on an absolute basis. The weakest-performing sectors on an absolute basis were utilities, information technology and telecommunication services.

Which sectors made the strongest contributions to the Fund’s performance and which sectors were particularly weak?

Markston International

In our portion of the Fund, the strongest sector contributions to performance relative to the Russell 3000® Index came from the consumer discretionary, financials and information technology sectors. (Contributions take weightings and total returns into account.) Favorable stock selection and overweight positions in the consumer discretionary and financials sectors made the strongest positive contributions in our portion of the Fund. Favorable stock selection and an underweight allocation to information technology also contributed positively.

The weakest sector contributions to the Fund’s relative performance in our portion of the Fund came from the health care and energy sectors. An underweight position in health care and an overweight allocation to energy detracted from performance relative to the Russell 3000® Index. In addition, a modest cash position in our portion of the Fund detracted from performance relative to the double-digit return of the Russell 3000® Index.

ICAP

In our portion of the Fund that invests in domestic equities, the sectors that contributed most positively to performance relative to the S&P 500® Index were financials, health care and industrials. Favorable stock selection was the primary driver in each case. The sectors that detracted the most from performance relative to the S&P 500® Index were information technology, consumer staples and telecommunication services. Once again, stock selection was the primary driver in each case.

In our portion of the Fund that invests in global equities, the health care, financials and consumer discretionary sectors made the strongest contributions on an absolute basis. The weakest sector contributions on an absolute basis came from consumer staples, utilities and information technology.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

Markston International

The strongest contributions to absolute performance in our portion of the Fund came from media conglomerate Liberty

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the Russell 3000® Index.
3.	See footnote on page 6 for more information on the S&P 500® Index.

mainstayinvestments.com	9

Media, Internet retailer eBay and computers & peripherals

company Apple. Liberty Media advanced because of its successful investment in Sirius XM Radio, which is benefiting from a renewed ability to generate free cash flow. Shares of eBay appreciated because of strong organic growth in its core platform and its PayPal division. Apple’s shares appreciated because of continued success across its innovative product suite and market share gains from its proprietary operating system.

Stocks that detracted from absolute performance included computers & peripherals company Dell and independent oil and gas companies Apache and Chesapeake Energy. Dell underperformed the Russell 3000® Index as consumers and businesses held off from purchasing personal computers. Apache and Chesapeake Energy suffered because of weak natural gas prices. Natural gas prices remained low because of an oversupplied market, a function of the successful shale gas fracking4 revolution our country is experiencing.

ICAP

During the reporting period, the strongest contributions to absolute performance in our domestic equity portion of the Fund came from pharmaceutical company Pfizer, media company Time Warner and commercial and retail banking firm Wells Fargo. Pfizer advanced during the reporting period, as investors approved of the company’s plan to divest its nutritionals and animal-health businesses. Time Warner’s stock outpaced the S&P 500® Index, as the company reported strong operational performance, returned cash to shareholders through increased dividends and stock buybacks, and announced that it expected growth in affiliate fee revenue. Wells Fargo’s stock benefited from improved revenue and cost control, along with successful integration of the company’s Wachovia acquisition. Wells Fargo increased its quarterly dividend by 83% during the reporting period. All three positions remained in the Fund at the end of the reporting period.

In our domestic equity portion of the Fund, stocks that detracted from absolute performance included auto parts manufacturer Johnson Controls, life insurer MetLife and network equipment maker Cisco Systems. Johnson Controls suffered from a slowdown in European auto sales and from higher-than-expected costs for a product launch. MetLife underperformed as concern about prospects for an extended period of low short-term interest rates weighed on the stock. Cisco Systems was negatively affected by a slowdown in enterprise spending and by economic weakness in Europe. Positions in Johnson Controls and Cisco Systems remained in the Fund at the end of the reporting period, as we believe the companies are well positioned in their respective industries and have attractive valuation and performance catalysts. We sold the Fund’s position in MetLife in favor of other stocks that we believed had greater upside potential and were more attractive on a relative-valuation basis.

In our portion of the Fund that invests in global equities, the stocks that made the greatest contributions to absolute performance were pharmaceutical company Pfizer, media company Time Warner and German pharmaceutical and chemical company Bayer. Bayer posted strong performance led by its pharmaceutical business. All three positions remained in the Fund at the end of the reporting period.

In our portion of the Fund that invests in global equities, the largest individual detractors from absolute performance were Finnish mobile phone maker Nokia, Dutch telecommunications provider KPN and Spanish bank BBVA. Nokia suffered because of low-cost competitors in emerging markets. We sold the position because we believed the risk was unlikely to go away. KPN underperformed when deteriorating economic conditions led to weak business results and a disappointing outlook. We sold KPN in favor of other positions that we believed had greater potential upside and were more attractive on a relative-valuation basis. BBVA lagged because of ongoing concerns about the Spanish banking and sovereign debt markets. We sold the position to reduce the risk profile in this portion of the Fund.

Did the Fund make any significant purchases or sales during the reporting period?

Markston International

During the reporting period, we initiated positions in IT services company Automatic Data Processing (ADP) and in information technology giant International Business Machines (IBM). Automatic Data Processing has one of the highest corporate credit ratings and has what we believe to be a very strong balance sheet. We view the company’s stock as an equity security with bond-like properties. We purchased its stock because we believe that ADP is likely to benefit over time should employment rates continue to improve. Also, portfolio managers searching for yield may consider ADP to be a proxy for an “infinite duration” bond. We purchased IBM because we believed that its earnings would continue to strengthen as corporations invest in information technology to improve productivity.

During the reporting period, we sold positions in media company AMC Networks and in financial exchange operator CME Group. AMC Networks was a spin-off from Cablevision, and we sold it to lock in profits. We sold a portion of the Fund’s position

4.	Fracking, also known as hydraulic fracturing, is a process that forces liquids into small cracks in rock formations. The process seeks to create larger openings that may allow more oil and gas to flow to an existing well.

10	MainStay MAP Fund

in CME Group when we identified an insurance company that we thought would benefit from conservative underwriting and strong pricing.

ICAP

During a reporting period characterized by ongoing volatility and an uncertain economic environment, we continued to look for stocks with attractive valuations and specific catalysts that we believed could trigger appreciation over a 12- to 18-month time frame.

In our domestic and global equity portions of the Fund, we added diversified financial services firm Citigroup because we believe that the company’s investment spending will increase efficiency and generate global operating leverage. We also added a position in consumer finance company Capital One Financial. In our view, the integration of two recent acquisitions—ING Direct bank and the credit card portfolio of HSBC—can enhance Capital One’s long-term earnings power and enable the company’s management to return capital to shareholders.

In our global equity portion of the Fund, we added Singapore-based bank DBS Group Holdings. In our view, the bank’s stock should benefit from the execution of management’s growth strategy, which is focused on building out the company’s non-Singapore banking franchises, trade finance and wealth management.

In addition to the sales already mentioned, we sold our position in household and personal care products company Procter & Gamble in our domestic and global equity portions of the Fund. In our global equity portion of the Fund, we also sold positions in global mining firm Rio Tinto and U.K.-based global commercial bank Standard Chartered. We sold Procter & Gamble and Rio Tinto when we found other stocks that we believed had greater potential upside and were more attractive on a relative-valuation basis. We sold our position in Standard Chartered because of a New York regulator’s allegations regarding the bank’s improper dealings with Iran. We believed that the allegations could threaten the bank’s ability to do business.

How did the Fund’s sector weightings change during the reporting period?

Markston International

In our portion of the Fund, we slightly increased weightings relative to the Russell 3000® Index in the consumer discretionary and industrials sectors. During the reporting period, we modestly decreased sector weightings in energy, materials and utilities.

ICAP

In our portion of the Fund that invests in domestic equities, we increased sector weightings relative to the S&P 500® Index in the industrials and materials sectors during the reporting period. In industrials, our domestic equity portion of the Fund moved from an underweight position to a relatively neutral position relative to the S&P 500® Index. In materials, the Fund moved from an underweight to an overweight position relative to the S&P 500® Index.

Over the same period, our domestic equity portion of the Fund decreased its exposure to the consumer staples and financials sectors. In consumer staples, the Fund moved from an overweight to an underweight position relative to the S&P 500® Index. In financials, the Fund moved from an overweight position to a relatively neutral position relative to the S&P 500® Index.

In our portion of the Fund that invests in global equities, we increased sector weightings in industrials and health care during the reporting period. Over the same period, we decreased the Fund’s global equity exposure to consumer staples and telecommunication services.

How was the Fund positioned at the end of October 2012?

Markston International

As of October 31, 2012, our portion of the Fund maintained overweight positions relative to the Russell 3000® Index in the financials and energy sectors. As of the same date, our portion of the Fund held underweight positions relative to the Russell 3000® Index in the information technology and health care sectors.

ICAP

As of October 31, 2012, the most significantly overweight sectors relative to the S&P 500® Index in our domestic equity portion of the Fund were industrials and health care, and the most significantly underweight sectors were consumer staples and information technology.

As of the same date, the largest sector weightings in our global equity portion of the Fund were in health care and financials, and the smallest sector weightings were in utilities and consumer staples.

This positioning in our domestic and global equity portions of the Fund reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	11

Portfolio of Investments October 31, 2012

	Shares	Value

Common Stocks 96.7% †
Aerospace & Defense 3.3%
Boeing Co. (The)	229,695	$16,179,716
GenCorp, Inc. (a)	152,800	1,347,696
♦Honeywell International, Inc.	624,202	38,226,131
Northrop Grumman Corp.	58,528	4,020,288
Orbital Sciences Corp. (a)	156,800	2,101,120
Raytheon Co.	64,000	3,619,840
United Technologies Corp.	23,650	1,848,484

		67,343,275

Auto Components 1.6%
Bridgestone Corp.	313,800	7,307,456
Johnson Controls, Inc.	1,003,250	25,833,687

		33,141,143

Automobiles 0.4%
Nissan Motor Co., Ltd.	1,050,450	8,789,936

Beverages 1.5%
Coca-Cola Co. (The)	434,090	16,139,466
PepsiCo., Inc.	210,172	14,552,309

		30,691,775

Biotechnology 0.4%
Alkermes PLC (a)	74,580	1,381,967
Celgene Corp. (a)	85,500	6,268,860

		7,650,827

Capital Markets 1.7%
Ameriprise Financial, Inc.	96,675	5,642,920
Bank of New York Mellon Corp. (The)	112,125	2,770,609
Goldman Sachs Group, Inc. (The)	54,644	6,687,879
ICG Group, Inc. (a)	47,144	494,069
Jefferies Group, Inc.	194,804	2,774,009
Knight Capital Group, Inc. Class A (a)	48,964	128,775
Legg Mason, Inc.	26,850	684,138
State Street Corp.	326,484	14,551,392

		33,733,791

Chemicals 3.4%
Akzo Nobel N.V.	116,555	6,340,521
E.I. du Pont de Nemours & Co.	367,000	16,338,840
♦Monsanto Co.	518,759	44,649,587
Mosaic Co. (The)	37,230	1,948,618

		69,277,566

Commercial Banks 4.2%
BB&T Corp.	571,500	16,544,925
DBS Group Holdings, Ltd.	943,750	10,754,324
DnB NOR ASA	752,500	9,397,506
Lloyds Banking Group PLC (a)	10,576,500	6,925,267

	Shares	Value

Commercial Banks (continued)
Popular, Inc. (a)	46,237	$893,761
U.S. Bancorp	320,000	10,627,200
Wells Fargo & Co.	889,624	29,971,433

		85,114,416

Commercial Services & Supplies 0.7%
ADT Corp. (The) (a)	86,594	3,594,517
Covanta Holding Corp.	256,953	4,671,406
Tyco International, Ltd.	173,189	4,653,588
Waste Management, Inc.	58,400	1,912,016

		14,831,527

Communications Equipment 1.4%
Cisco Systems, Inc.	1,627,450	27,894,493
Infinera Corp. (a)	129,151	635,423
Motorola Solutions, Inc.	1,442	74,522

		28,604,438

Computers & Peripherals 2.0%
Apple, Inc.	55,285	32,900,104
Dell, Inc.	340,270	3,140,692
SanDisk Corp. (a)	99,591	4,158,920
STEC, Inc. (a)	188,200	1,104,734

		41,304,450

Construction & Engineering 0.5%
China Communications Construction Co., Ltd. Class H	4,656,800	4,380,368
Jacobs Engineering Group, Inc. (a)	143,836	5,550,631

		9,930,999

Construction Materials 0.2%
Holcim, Ltd. (a)	45,950	3,135,534

Consumer Finance 2.8%
American Express Co.	395,350	22,127,739
Capital One Financial Corp.	365,200	21,974,084
Discover Financial Services	295,330	12,108,530

		56,210,353

Diversified Consumer Services 0.3%
Coinstar, Inc. (a)	137,072	6,434,160

Diversified Financial Services 4.1%
Bank of America Corp.	384,054	3,579,384
♦Citigroup, Inc.	995,880	37,235,953
CME Group, Inc.	121,440	6,792,139
JPMorgan Chase & Co.	794,707	33,123,388
Leucadia National Corp.	74,446	1,689,924

		82,420,788

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2012, excluding short-term investment. May be subject to change daily.

12	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Diversified Telecommunication Services 1.4%
AT&T, Inc.	314,900	$10,892,391
Nippon Telegraph & Telephone Corp.	340,600	15,508,969
Verizon Communications, Inc.	48,800	2,178,432

		28,579,792

Electric Utilities 1.2%
American Electric Power Co., Inc.	52,765	2,344,877
Duke Energy Corp.	345,097	22,669,422

		25,014,299

Electrical Equipment 1.3%
ABB, Ltd. (a)	728,700	13,129,589
Rockwell Automation, Inc.	129,353	9,191,824
Schneider Electric S.A.	75,800	4,738,998

		27,060,411

Electronic Equipment & Instruments 0.5%
Corning, Inc.	195,550	2,297,713
TE Connectivity, Ltd.	255,541	8,223,309

		10,521,022

Energy Equipment & Services 1.5%
Baker Hughes, Inc.	48,822	2,049,059
Exterran Holdings, Inc. (a)	74,843	1,495,363
Halliburton Co.	547,550	17,680,390
Key Energy Services, Inc. (a)	160,455	1,049,376
Schlumberger, Ltd.	95,794	6,660,557
Weatherford International, Ltd. (a)	111,551	1,260,526

		30,195,271

Food & Staples Retailing 1.6%
CVS Caremark Corp.	227,426	10,552,566
Wal-Mart Stores, Inc.	177,320	13,302,547
Walgreen Co.	230,061	8,105,049

		31,960,162

Food Products 1.3%
Archer-Daniels-Midland Co.	436,913	11,726,745
Bunge, Ltd.	57,690	4,097,721
Danone S.A.	128,600	7,905,027
Kraft Foods Group, Inc. (a)	20,733	942,937
Mondelez International, Inc. Class A	62,200	1,650,788

		26,323,218

Gas Utilities 0.3%
AGL Resources, Inc.	28,708	1,172,148
National Fuel Gas Co.	77,735	4,096,634

		5,268,782

Health Care Equipment & Supplies 3.7%
Baxter International, Inc.	506,318	31,710,696
Boston Scientific Corp. (a)	45,000	231,300
CareFusion Corp. (a)	44,612	1,184,895

	Shares	Value

Health Care Equipment & Supplies (continued)
Covidien PLC	620,569	$34,100,267
Medtronic, Inc.	184,966	7,690,886

		74,918,044

Health Care Providers & Services 2.0%
Aetna, Inc.	434,845	19,002,726
Cardinal Health, Inc.	61,070	2,511,809
Express Scripts Holding Co. (a)	48,700	2,996,998
McKesson Corp.	162,550	15,167,541
SunLink Health Systems, Inc. (a)	51,368	53,936

		39,733,010

Hotels, Restaurants & Leisure 1.0%
McDonald’s Corp.	118,630	10,297,084
Starwood Hotels & Resorts Worldwide, Inc.	181,741	9,423,271

		19,720,355

Household Products 0.5%
Colgate-Palmolive Co.	28,512	2,992,620
Procter & Gamble Co. (The)	108,100	7,484,844

		10,477,464

Independent Power Producers & Energy Traders 0.2%
AES Corp. (The)	425,700	4,448,565

Industrial Conglomerates 2.8%
3M Co.	69,650	6,101,340
♦General Electric Co.	1,926,933	40,581,209
Siemens A.G.	98,800	9,929,738

		56,612,287

Insurance 3.5%
Allstate Corp. (The)	174,709	6,984,866
American International Group, Inc. (a)	33,075	1,155,310
Aon PLC	99,640	5,375,578
Berkshire Hathaway, Inc. Class B (a)	24,249	2,093,901
Chubb Corp. (The)	76,156	5,862,489
Marsh & McLennan Cos., Inc.	118,596	4,035,822
MetLife, Inc.	194,961	6,919,166
Tokio Marine Holdings, Inc.	297,100	7,863,864
Travelers Cos., Inc. (The)	327,790	23,253,423
W.R. Berkley Corp.	197,998	7,700,142

		71,244,561

Internet & Catalog Retail 0.7%
Liberty Interactive Corp. Class A (a)	550,690	11,013,800
Liberty Ventures (a)	37,036	2,107,719

		13,121,519

Internet Software & Services 2.6%
eBay, Inc. (a)	433,825	20,949,409
Google, Inc. Class A (a)	24,706	16,794,397
Valueclick, Inc. (a)	135,658	2,261,419
VeriSign, Inc. (a)	329,495	12,214,380
Yahoo!, Inc. (a)	61,000	1,025,410

		53,245,015

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments October 31, 2012 (continued)

	Shares	Value

Common Stocks (continued)
IT Services 1.0%
Automatic Data Processing, Inc.	97,249	$5,620,020
International Business Machines Corp.	70,199	13,655,811

		19,275,831

Machinery 1.6%
Accuride Corp. (a)	44,899	119,880
Caterpillar, Inc.	111,850	9,485,999
Cummins, Inc.	156,500	14,645,270
Pentair, Ltd.	41,555	1,755,283
Vallourec S.A.	161,550	6,645,085

		32,651,517

Media 7.7%
Cablevision Systems Corp. Class A	403,603	7,030,764
Comcast Corp. Class A	190,960	7,162,910
DIRECTV (a)	28,935	1,478,868
♦Liberty Media Corp.—Liberty Capital Class A (a)	327,759	36,600,847
Madison Square Garden Co. Class A (a)	206,321	8,492,172
Sirius XM Radio, Inc. (a)	556,700	1,558,760
Time Warner Cable, Inc.	15,445	1,530,754
♦Time Warner, Inc.	1,308,666	56,861,538
Viacom, Inc. Class B	653,700	33,515,199
Walt Disney Co. (The)	40,443	1,984,538

		156,216,350

Metals & Mining 1.7%
Barrick Gold Corp.	634,400	25,693,200
ThyssenKrupp A.G.	347,500	7,906,981

		33,600,181

Multi-Utilities 0.1%
Dominion Resources, Inc.	38,600	2,037,308

Multiline Retail 0.2%
J.C. Penney Co., Inc.	48,332	1,160,451
Target Corp.	58,590	3,735,113

		4,895,564

Office Electronics 0.0%‡
Xerox Corp.	65,600	422,464

Oil, Gas & Consumable Fuels 10.5%
Anadarko Petroleum Corp.	143,164	9,851,115
Apache Corp.	107,199	8,870,717
Chesapeake Energy Corp.	194,124	3,932,952
Chevron Corp.	77,329	8,522,429
ConocoPhillips	148,476	8,589,337
Devon Energy Corp.	195,321	11,369,636
Encana Corp.	766,500	17,284,575
ENI S.p.A.	615,650	14,132,126
EOG Resources, Inc.	76,464	8,907,291

	Shares	Value

Oil, Gas & Consumable Fuels (continued)
♦ExxonMobil Corp.	420,950	$38,378,012
Hess Corp.	112,911	5,900,729
Marathon Oil Corp.	181,899	5,467,884
Marathon Petroleum Corp.	208,623	11,459,661
Occidental Petroleum Corp.	250,370	19,769,215
Phillips 66	74,588	3,517,570
Southwestern Energy Co. (a)	522,300	18,123,810
Spectra Energy Corp.	530,400	15,312,648
Williams Cos., Inc.	127,681	4,467,558

		213,857,265

Paper & Forest Products 0.1%
MeadWestvaco Corp.	80,405	2,387,224

Pharmaceuticals 8.1%
Abbott Laboratories	133,827	8,768,345
Bayer A.G.	95,100	8,282,095
Hospira, Inc. (a)	129,403	3,971,378
Johnson & Johnson	494,650	35,031,113
Merck & Co., Inc.	149,726	6,831,997
Novartis A.G., ADR (b)	234,800	14,196,008
Novartis A.G.	307,600	18,512,810
♦Pfizer, Inc.	2,205,750	54,857,003
Sanofi	108,500	9,537,677
Teva Pharmaceutical Industries, Ltd., Sponsored ADR (b)	117,898	4,765,437

		164,753,863

Real Estate Investment Trusts 1.1%
HCP, Inc.	197,735	8,759,661
UDR, Inc.	446,540	10,837,526
Weyerhaeuser Co.	76,705	2,123,961

		21,721,148

Real Estate Management & Development 0.1%
St. Joe Co. (The) (a)	91,667	1,815,007

Road & Rail 0.7%
Celadon Group, Inc.	112,874	1,930,146
CSX Corp.	198,526	4,063,827
Union Pacific Corp.	58,400	7,184,952

		13,178,925

Semiconductors & Semiconductor Equipment 2.2%
Applied Materials, Inc.	370,069	3,922,731
Intel Corp.	287,595	6,219,242
Texas Instruments, Inc.	1,256,800	35,303,512

		45,445,485

Software 3.5%
Adobe Systems, Inc. (a)	365,150	12,415,100
Electronic Arts, Inc. (a)	31,733	391,902
JDA Software Group, Inc. (a)	33,079	1,261,633

14	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Software (continued)
♦Microsoft Corp.	1,713,833	$48,904,225
Oracle Corp.	111,758	3,470,086
SAP A.G.	71,350	5,197,391

		71,640,337

Specialty Retail 1.2%
Home Depot, Inc. (The)	148,453	9,112,045
Lowe’s Cos., Inc.	451,112	14,607,007

		23,719,052

Thrifts & Mortgage Finance 0.0%‡
New York Community Bancorp, Inc.	23,210	321,691

Trading Companies & Distributors 0.4%
Mitsubishi Corp.	475,950	8,495,913

Wireless Telecommunication Services 1.9%
♦Vodafone Group PLC, Sponsored ADR (b)	1,411,050	38,408,781

Total Common Stocks (Cost $1,680,675,371)		1,961,902,661

	Principal Amount
Long-Term Bonds 0.1% Convertible Bonds 0.1%
Diversified Consumer Services 0.1%
Coinstar, Inc. 4.00%, due 9/1/14	$900,000	1,195,875

Oil, Gas & Consumable Fuels 0.0%‡
Bill Barrett Corp. 5.00%, due 3/15/28	100,300	100,864

Total Convertible Bonds (Cost $960,007)		1,296,739

Corporate Bond 0.0%‡
Specialty Retail 0.0%‡
PEP Boys-Manny Moe & Jack 7.50%, due 12/15/14	1,000,000	1,006,260

Total Corporate Bond (Cost $895,824)		1,006,260

Total Long-Term Bonds (Cost $1,855,831)		2,302,999

	Principal Amount	Value

Short-Term Investment 3.0%
Repurchase Agreement 3.0%
State Street Bank and Trust Co. 0.01%, dated 10/31/12 due 11/1/12 Proceeds at Maturity $60,089,119 (Collateralized by a Federal National Mortgage Association security with a rate of 0.75% and a maturity date of 6/4/15, with a Principal Amount of $61,050,000 and a Market Value of $61,298,657)	$60,089,103	$60,089,103

Total Short-Term Investment (Cost $60,089,103)		60,089,103

Total Investments (Cost $1,742,620,305) (c)	99.8%	2,024,294,763
Other Assets, Less Liabilities	0.2	4,678,461
Net Assets	100.0%	$2,028,973,224

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	ADR—American Depositary Receipt.

(c)	As of October 31, 2012, cost is $1,755,303,757 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$333,834,162
Gross unrealized depreciation	(64,843,156)

Net unrealized appreciation	$268,991,006

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments October 31, 2012 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,961,902,661	$—	$—	$1,961,902,661
Long-Term Bonds
Convertible Bonds	—	1,296,739	—	1,296,739
Corporate Bond	—	1,006,260	—	1,006,260

Total Long-Term Bonds	—	2,302,999	—	2,302,999

Short-Term Investment
Repurchase Agreement	—	60,089,103	—	60,089,103

Total Investments in Securities	$1,961,902,661	$62,392,102	$—	$2,024,294,763

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of October 31, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

As of October 31, 2012, foreign securities with a total value of $146,136,008 were transferred from Level 2 to Level 1 as the prices of these securities were based on quoted prices compared with the prior year prices which were adjusted for events after the market close. The October 31, 2011 prices were adjusted by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures. Fair values as of October 31, 2012 for these securities are based on quoted prices in active markets for identical investments. (See Note 2)

16	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2012

Assets
Investment in securities, at value (identified cost $1,742,620,305)	$2,024,294,763
Receivables:
Investment securities sold	6,483,343
Dividends and interest	2,394,761
Fund shares sold	1,902,804
Other assets	33,743

Total assets	2,035,109,414

Liabilities
Payables:
Investment securities purchased	2,091,872
Fund shares redeemed	1,611,423
Manager (See Note 3)	1,287,537
Transfer agent (See Note 3)	750,819
NYLIFE Distributors (See Note 3)	278,888
Shareholder communication	59,889
Professional fees	32,523
Custodian	12,205
Trustees	6,250
Accrued expenses	4,784

Total liabilities	6,136,190

Net assets	$2,028,973,224

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$592,458
Additional paid-in capital	1,869,803,441

1,870,395,899
Undistributed net investment income	20,005,478
Accumulated net realized gain (loss) on investments and foreign currency transactions	(143,078,864)
Net unrealized appreciation (depreciation) on investments	281,674,458
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(23,747)

Net assets	$2,028,973,224

Investor Class
Net assets applicable to outstanding shares	$120,771,311

Shares of beneficial interest outstanding	3,548,439

Net asset value per share outstanding	$34.04
Maximum sales charge (5.50% of offering price)	1.98

Maximum offering price per share outstanding	$36.02

Class A
Net assets applicable to outstanding shares	$294,246,849

Shares of beneficial interest outstanding	8,636,525

Net asset value per share outstanding	$34.07
Maximum sales charge (5.50% of offering price)	1.98

Maximum offering price per share outstanding	$36.05

Class B
Net assets applicable to outstanding shares	$86,613,455

Shares of beneficial interest outstanding	2,744,984

Net asset value and offering price per share outstanding	$31.55

Class C
Net assets applicable to outstanding shares	$125,700,155

Shares of beneficial interest outstanding	3,983,161

Net asset value and offering price per share outstanding	$31.56

Class I
Net assets applicable to outstanding shares	$1,358,999,325

Shares of beneficial interest outstanding	39,084,641

Net asset value and offering price per share outstanding	$34.77

Class R1
Net assets applicable to outstanding shares	$21,761,037

Shares of beneficial interest outstanding	635,817

Net asset value and offering price per share outstanding	$34.23

Class R2
Net assets applicable to outstanding shares	$19,072,179

Shares of beneficial interest outstanding	558,936

Net asset value and offering price per share outstanding	$34.12

Class R3
Net assets applicable to outstanding shares	$1,808,913

Shares of beneficial interest outstanding	53,290

Net asset value and offering price per share outstanding	$33.94

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Statement of Operations for the year ended October 31, 2012

Investment Income (Loss)
Income
Dividends (a)	$45,787,170
Interest	261,533

Total income	46,048,703

Expenses
Manager (See Note 3)	14,287,531
Distribution/Service—Investor Class (See Note 3)	295,037
Distribution/Service—Class A (See Note 3)	748,239
Distribution/Service—Class B (See Note 3)	988,596
Distribution/Service—Class C (See Note 3)	1,314,904
Distribution/Service—Class R2 (See Note 3)	51,187
Distribution/Service—Class R3 (See Note 3)	9,704
Transfer agent (See Note 3)	3,004,242
Shareholder communication	158,408
Registration	135,806
Professional fees	135,057
Custodian	73,595
Trustees	52,671
Shareholder service (See Note 3)	43,165
Miscellaneous	93,961

Total expenses	21,392,103

Net investment income (loss)	24,656,600

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	17,005,477
Foreign currency transactions	(118,794)

Net realized gain (loss) on investments and foreign currency transactions	16,886,683

Net change in unrealized appreciation (depreciation) on:
Investments	199,571,101
Translation of other assets and liabilities in foreign currencies	13,998

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	199,585,099

Net realized and unrealized gain (loss) on investments and foreign currency transactions	216,471,782

Net increase (decrease) in net assets resulting from operations	$241,128,382

(a)	Dividends recorded net of foreign withholding taxes in the amount of $841,246.

18	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2012 and October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$24,656,600	$20,327,795
Net realized gain (loss) on investments and foreign currency transactions	16,886,683	53,596,562
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	199,585,099	(50,824,193)

Net increase (decrease) in net assets resulting from operations	241,128,382	23,100,164

Dividends to shareholders:
From net investment income:
Investor Class	(1,095,797)	(779,156)
Class A	(3,428,788)	(3,020,741)
Class B	(195,661)	(115,398)
Class C	(237,900)	(134,256)
Class I	(17,003,986)	(8,102,183)
Class R1	(272,411)	(3,452)
Class R2	(244,869)	(190,054)
Class R3	(20,629)	(9,419)

Total dividends to shareholders	(22,500,041)	(12,354,659)

Capital share transactions:
Net proceeds from sale of shares	335,367,832	721,283,538
Net asset value of shares issued to shareholders in reinvestment of dividends	21,744,554	11,512,928
Cost of shares redeemed	(436,709,049)	(401,222,803)

Increase (decrease) in net assets derived from capital share transactions	(79,596,663)	331,573,663

Net increase (decrease) in net assets	139,031,678	342,319,168

Net Assets
Beginning of year	1,889,941,546	1,547,622,378

End of year	$2,028,973,224	$1,889,941,546

Undistributed net investment income at end of year	$20,005,478	$18,170,051

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Investor Class
	Year ended October 31,				February 28, 2008** through October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of period	$30.44	$29.76	$25.71	$23.04	$32.90

Net investment income (loss) (a)	0.34	0.31	0.19	0.22	0.17
Net realized and unrealized gain (loss) on investments	3.55	0.63	3.86	2.90	(10.02)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.06)	(0.00)‡	0.00 ‡	(0.01)

Total from investment operations	3.89	0.88	4.05	3.12	(9.86)

Less dividends:
From net investment income	(0.29)	(0.20)	—	(0.45)	—

Net asset value at end of period	$34.04	$30.44	$29.76	$25.71	$23.04

Total investment return (b)	12.88%	2.96%	15.75%	13.83%	(29.97	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.04%	0.98%	0.69%	0.98%	0.81	% ††
Net expenses	1.34%	1.34%	1.41%	1.44%	1.35	% ††
Expenses (before waiver/reimbursement)	1.34%	1.34%	1.41%	1.50%	1.35	% ††
Portfolio turnover rate	40%	44%	49%	60%	96%
Net assets at end of period (in 000’s)	$120,771	$114,786	$113,557	$99,663	$72,709

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

20	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$30.47	$29.79	$25.68	$23.04	$41.39

Net investment income (loss) (a)	0.40	0.37	0.25	0.28	0.31
Net realized and unrealized gain (loss) on investments	3.56	0.63	3.86	2.90	(13.88)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.06)	(0.00)‡	0.00 ‡	(0.01)

Total from investment operations	3.96	0.94	4.11	3.18	(13.58)

Less dividends and distributions:
From net investment income	(0.36)	(0.26)	—	(0.54)	(0.22)
From net realized gain on investments	—	—	—	—	(4.55)

Total dividends and distributions	(0.36)	(0.26)	—	(0.54)	(4.77)

Net asset value at end of year	$34.07	$30.47	$29.79	$25.68	$23.04

Total investment return (b)	13.14%	3.16%	16.00%	14.12%	(36.80%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.24%	1.18%	0.90%	1.25%	0.96%
Net expenses	1.14%	1.14%	1.21%	1.20%	1.23%
Expenses (before waiver/reimbursement)	1.14%	1.14%	1.21%	1.29%	1.25%
Portfolio turnover rate	40%	44%	49%	60%	96%
Net assets at end of year (in 000’s)	$294,247	$296,453	$345,067	$324,421	$291,812

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Financial Highlights selected per share data and ratios

	Class B
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$28.21	$27.63	$24.04	$21.36	$38.79

Net investment income (loss) (a)	0.10	0.07	(0.01)	0.06	0.04
Net realized and unrealized gain (loss) on investments	3.29	0.58	3.60	2.70	(12.91)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.05)	(0.00)‡	0.00 ‡	(0.01)

Total from investment operations	3.39	0.60	3.59	2.76	(12.88)

Less dividends and distributions:
From net investment income	(0.05)	(0.02)	—	(0.08)	—
From net realized gain on investments	—	—	—	—	(4.55)

Total dividends and distributions	(0.05)	(0.02)	—	(0.08)	(4.55)

Net asset value at end of year	$31.55	$28.21	$27.63	$24.04	$21.36

Total investment return (b)	12.04%	2.18%	14.93%	12.97%	(37.33%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.33%	0.24%	(0.04%)	0.31%	0.13%
Net expenses	2.09%	2.09%	2.16%	2.19%	2.07%
Expenses (before waiver/reimbursement)	2.09%	2.09%	2.16%	2.26%	2.07%
Portfolio turnover rate	40%	44%	49%	60%	96%
Net assets at end of year (in 000’s)	$86,613	$110,794	$140,674	$169,606	$189,015

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

22	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class C
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$28.21	$27.63	$24.05	$21.37	$38.79

Net investment income (loss) (a)	0.09	0.07	(0.01)	0.06	0.04
Net realized and unrealized gain (loss) on investments	3.31	0.58	3.59	2.70	(12.90)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.05)	(0.00)‡	0.00 ‡	(0.01)

Total from investment operations	3.40	0.60	3.58	2.76	(12.87)

Less dividends and distributions:
From net investment income	(0.05)	(0.02)	—	(0.08)	—
From net realized gain on investments	—	—	—	—	(4.55)

Total dividends and distributions	(0.05)	(0.02)	—	(0.08)	(4.55)

Net asset value at end of year	$31.56	$28.21	$27.63	$24.05	$21.37

Total investment return (b)	12.07%	2.18%	14.89%	12.96%	(37.30%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.31%	0.23%	(0.05%)	0.29%	0.13%
Net expenses	2.09%	2.09%	2.16%	2.19%	2.07%
Expenses (before waiver/reimbursement)	2.09%	2.09%	2.16%	2.25%	2.07%
Portfolio turnover rate	40%	44%	49%	60%	96%
Net assets at end of year (in 000’s)	$125,700	$136,274	$160,098	$167,652	$178,672

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$31.10	$30.39	$26.15	$23.51	$42.13

Net investment income (loss) (a)	0.49	0.45	0.32	0.33	0.39
Net realized and unrealized gain (loss) on investments	3.62	0.66	3.93	2.95	(14.12)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.06)	(0.00)‡	0.00 ‡	(0.00)‡

Total from investment operations	4.11	1.05	4.25	3.28	(13.73)

Less dividends and distributions:
From net investment income	(0.44)	(0.34)	(0.01)	(0.64)	(0.34)
From net realized gain on investments	—	—	—	—	(4.55)

Total dividends and distributions	(0.44)	(0.34)	(0.01)	(0.64)	(4.89)

Net asset value at end of year	$34.77	$31.10	$30.39	$26.15	$23.51

Total investment return (b)	13.40%	3.43%	16.26%	14.38%	(36.59%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.48%	1.42%	1.12%	1.45%	1.22%
Net expenses	0.89%	0.89%	0.95%	0.98%	0.96%
Expenses (before waiver/reimbursement)	0.89%	0.89%	0.95%	1.04%	0.96%
Portfolio turnover rate	40%	44%	49%	60%	96%
Net assets at end of year (in 000’s)	$1,358,999	$1,188,911	$759,317	$567,720	$425,266

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

24	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R1
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$30.63	$29.93	$25.84	$23.23	$41.69

Net investment income (loss) (a)	0.44	0.31	0.30	0.27	0.42
Net realized and unrealized gain (loss) on investments	3.58	0.77	3.87	2.94	(14.03)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.07)	(0.00)‡	0.00 ‡	(0.00)‡

Total from investment operations	4.02	1.01	4.17	3.21	(13.61)

Less dividends and distributions:
From net investment income	(0.42)	(0.31)	(0.08)	(0.60)	(0.30)
From net realized gain on investments	—	—	—	—	(4.55)

Total dividends and distributions	(0.42)	(0.31)	(0.08)	(0.60)	(4.85)

Net asset value at end of year	$34.23	$30.63	$29.93	$25.84	$23.23

Total investment return (b)	13.26%	3.35%	16.12%	14.20%	(36.67%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.37%	1.02%	1.07%	1.21%	1.24%
Net expenses	0.99%	0.99%	1.06%	1.08%	1.01%
Expenses (before waiver/reimbursement)	0.99%	0.99%	1.06%	1.14%	1.01%
Portfolio turnover rate	40%	44%	49%	60%	96%
Net assets at end of year (in 000’s)	$21,761	$17,611	$325	$626	$232

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Financial Highlights selected per share data and ratios

	Class R2
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$30.53	$29.85	$25.76	$23.06	$41.40

Net investment income (loss) (a)	0.38	0.34	0.22	0.23	0.28
Net realized and unrealized gain (loss) on investments	3.54	0.63	3.87	2.93	(13.86)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.06)	(0.00)‡	0.00 ‡	(0.00)‡

Total from investment operations	3.92	0.91	4.09	3.16	(13.58)

Less dividends and distributions:
From net investment income	(0.33)	(0.23)	—	(0.46)	(0.21)
From net realized gain on investments	—	—	—	—	(4.55)

Total dividends and distributions	(0.33)	(0.23)	—	(0.46)	(4.76)

Net asset value at end of year	$34.12	$30.53	$29.85	$25.76	$23.06

Total investment return (b)	12.99%	3.05%	15.88%	13.96%	(36.78%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.16%	1.08%	0.80%	1.01%	0.89%
Net expenses	1.24%	1.24%	1.31%	1.33%	1.30%
Expenses (before waiver/reimbursement)	1.24%	1.24%	1.31%	1.38%	1.30%
Portfolio turnover rate	40%	44%	49%	60%	96%
Net assets at end of year (in 000’s)	$19,072	$22,733	$26,735	$14,006	$6,427

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.

26	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R3
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$30.38	$29.71	$25.70	$22.97	$41.31

Net investment income (loss) (a)	0.30	0.25	0.15	0.16	0.19
Net realized and unrealized gain (loss) on investments	3.53	0.64	3.86	2.93	(13.82)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.06)	(0.00)‡	0.00 ‡	(0.00)‡

Total from investment operations	3.83	0.83	4.01	3.09	(13.63)

Less dividends and distributions:
From net investment income	(0.27)	(0.16)	—	(0.36)	(0.16)
From net realized gain on investments	—	—	—	—	(4.55)

Total dividends and distributions	(0.27)	(0.16)	—	(0.36)	(4.71)

Net asset value at end of year	$33.94	$30.38	$29.71	$25.70	$22.97

Total investment return (b)	12.72%	2.79%	15.60%	13.65%	(36.96%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.94%	0.80%	0.54%	0.72%	0.61%
Net expenses	1.49%	1.49%	1.56%	1.58%	1.56%
Expenses (before waiver/reimbursement)	1.49%	1.49%	1.56%	1.63%	1.56%
Portfolio turnover rate	40%	44%	49%	60%	96%
Net assets at end of year (in 000’s)	$1,809	$2,380	$1,850	$1,484	$310

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay MAP Fund (the “Fund”), a diversified fund.

The Fund currently offers eight classes of shares. Class A, Class B and Class C shares commenced operations on June 9, 1999. Class I shares commenced operations in 1970 (under a former class designation of MAP-Equity Fund) and were redesignated as Class I shares on June 9, 1999. Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term appreciation of capital.

Prior to February 28, 2012, the Fund’s investment objective was to seek long-term appreciation of capital. The Fund also sought to earn income, but that was a secondary objective.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally

4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee will meet (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee shall meet at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)) of the Fund. These procedures shall be reviewed by the Board no less frequently than annually. Any revisions to these procedures deemed necessary shall be reported to the Board at its next regularly scheduled meeting.

Securities are valued using unadjusted market prices, when available, as supplied primarily by third party pricing services or dealers. To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the

28	MainStay MAP Fund

risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids / Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market value cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2012, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisors reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2012, the Fund did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisors may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of October 31, 2012, foreign equity securities held by the Fund were not fair valued in such a manner.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible bonds and municipal debt securities) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible bonds and municipal debt securities) supplied by a pricing agent or broker selected by the Fund’s Manager in consultation with the Fund’s Subadvisor if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, if any, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

mainstayinvestments.com	29

Notes to Financial Statements (continued)

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source, and a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon their current interpretation of tax rules and regulations that exist in the market in which they invest. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended October 31, 2012, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Rights and Warrants.  A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an

30	MainStay MAP Fund

instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security cannot be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if the warrant is not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The Fund is exposed to risk until each sale is completed. As of October 31, 2012, the Fund did not hold any rights or warrants.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2012.

(K)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may enter into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(L)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities—at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Concentration of Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

mainstayinvestments.com	31

Notes to Financial Statements (continued)

(N)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(O)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2012.

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Rights	Net realized gain (loss) on security transactions	$(93,829)	$(93,829)

Total Realized Gain (Loss)		$(93,829)	$(93,829)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Rights	Net change in unrealized appreciation (depreciation) on investments	$126,740	$126,740

Total Change in Unrealized Appreciation (Depreciation)		$126,740	$126,740

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Rights	61,474	61,474

(1)	Amount disclosed represents the actual average held during the year ended October 31, 2012.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. Markston International LLC (“Markston”) and Institutional Capital LLC (“ICAP”) (the “Subadvisors”), each registered investment advisers, serve as Subadvisors to the Fund and manage a portion of the Fund’s assets, as designated by New York Life Investments from time to time, subject to the oversight of New York Life Investments. Each Subadvisor is responsible for the day-to-day portfolio management of the Fund with respect to its allocated portion of the Fund’s assets. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and ICAP, and pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Markston (“Subadvisors Agreements”), New York Life Investments pays for the services of the Subadvisors.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.75% up to $1 billion; 0.70% from $1 billion to $3 billion; and 0.675% in excess of $3 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million.

Prior to February 28, 2012, the Fund paid the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.75% up to $1 billion; and 0.70% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million.

The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.74% for the year ended October 31, 2012, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

For the year ended October 31, 2012, New York Life Investments earned fees from the Fund in the amount of $14,287,531.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

32	MainStay MAP Fund

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder Service Fees incurred by the Fund for the year ended October 31, 2012, were as follows:

Class R1	$20,748
Class R2	20,476
Class R3	1,941

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $39,181 and $29,625, respectively, for the year ended October 31, 2012. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $11, $944, $155,074 and $5,308, respectively, for the year ended October 31, 2012.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2012, were as follows:

Investor Class	$371,778
Class A	358,720
Class B	312,240
Class C	414,744
Class I	1,495,050
Class R1	24,876
Class R2	24,509
Class R3	2,325

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2012, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$3,244	0.0	%‡
Class I	95,933,446	7.1

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

As of October 31, 2012, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$20,005,478	$(130,395,186)	$—	$268,967,033	$158,577,325

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, mark to market of foreign forward contracts, real estate investment trusts (“REITs”) investments and class actions.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2012 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(321,132)	$321,132	$—

The reclassifications for the Fund are primarily due to foreign currency gain (loss) and REITs investments.

mainstayinvestments.com	33

Notes to Financial Statements (continued)

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2012, for federal income tax purposes, capital loss carryforwards of $130,395,186 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2015 2017 Unlimited	$7,001 123,394 —	$	— — —
Total	$130,395		$—

The Fund utilized $18,638,715 of capital loss carryforwards during the year ended October 31, 2012.

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 shown in the Statements of Changes in Net Assets was as follows:

	2012	2011
Distributions paid from:
Ordinary Income	$22,500,041	$12,354,659

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under an amended credit agreement, the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds

Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 28, 2013, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 29, 2012, the aggregate commitment amount was $125,000,000 with an optional maximum amount of $175,000,000. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the year ended October 31, 2012.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2012, purchases and sales of securities, other than short-term securities, were $755,766 and $852,287, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount

Year ended October 31, 2012:
Shares sold	244,302	$7,912,675
Shares issued to shareholders in reinvestment of dividends	35,955	1,090,857
Shares redeemed	(589,239)	(19,079,790)

Net increase (decrease) in shares outstanding before conversion	(308,982)	(10,076,258)
Shares converted into Investor Class (See Note 1)	446,562	14,347,291
Shares converted from Investor Class (See Note 1)	(359,912)	(11,878,827)

Net increase (decrease)	(222,332)	$(7,607,794)

Year ended October 31, 2011:
Shares sold	298,100	$9,451,384
Shares issued to shareholders in reinvestment of dividends	25,049	775,600
Shares redeemed	(626,775)	(19,718,663)

Net increase (decrease) in shares outstanding before conversion	(303,626)	(9,491,679)
Shares converted into Investor Class (See Note 1)	511,953	15,408,443
Shares converted from Investor Class (See Note 1)	(253,259)	(8,025,300)

Net increase (decrease)	(44,932)	$(2,108,536)

34	MainStay MAP Fund

Class A	Shares	Amount

Year ended October 31, 2012:
Shares sold	596,933	$19,366,654
Shares issued to shareholders in reinvestment of dividends	97,531	2,956,499
Shares redeemed	(2,377,806)	(77,188,057)

Net increase (decrease) in shares outstanding before conversion	(1,683,342)	(54,864,904)
Shares converted into Class A (See Note 1)	615,901	20,108,065
Shares converted from Class A (See Note 1)	(23,886)	(822,053)

Net increase (decrease)	(1,091,327)	$(35,578,892)

Year ended October 31, 2011:
Shares sold	1,213,692	$38,406,814
Shares issued to shareholders in reinvestment of dividends	84,794	2,622,979
Shares redeemed	(3,498,006)	(111,138,669)

Net increase (decrease) in shares outstanding before conversion	(2,199,520)	(70,108,876)
Shares converted into Class A (See Note 1)	534,553	16,792,000
Shares converted from Class A (See Note 1)	(189,629)	(5,372,923)

Net increase (decrease)	(1,854,596)	$(58,689,799)

Class B	Shares	Amount

Year ended October 31, 2012:
Shares sold	213,487	$6,423,390
Shares issued to shareholders in reinvestment of dividends	6,439	182,293
Shares redeemed	(673,595)	(20,259,640)

Net increase (decrease) in shares outstanding before conversion	(453,669)	(13,653,957)
Shares converted from Class B (See Note 1)	(729,019)	(21,754,476)

Net increase (decrease)	(1,182,688)	$(35,408,433)

Year ended October 31, 2011:
Shares sold	282,720	$8,271,949
Shares issued to shareholders in reinvestment of dividends	3,636	106,064
Shares redeemed	(802,253)	(23,456,286)

Net increase (decrease) in shares outstanding before conversion	(515,897)	(15,078,273)
Shares converted from Class B (See Note 1)	(648,673)	(18,802,220)

Net increase (decrease)	(1,164,570)	$(33,880,493)

Class C	Shares	Amount

Year ended October 31, 2012:
Shares sold	187,726	$5,614,520
Shares issued to shareholders in reinvestment of dividends	6,452	182,715
Shares redeemed	(1,041,053)	(31,171,633)

Net increase (decrease)	(846,875)	$(25,374,398)

Year ended October 31, 2011:
Shares sold	375,491	$10,995,499
Shares issued to shareholders in reinvestment of dividends	3,439	100,340
Shares redeemed	(1,342,987)	(39,052,558)

Net increase (decrease)	(964,057)	$(27,956,719)

Class I	Shares	Amount

Year ended October 31, 2012:
Shares sold	8,582,918	$286,653,962
Shares issued to shareholders in reinvestment of dividends	544,655	16,813,162
Shares redeemed	(8,270,927)	(274,064,591)

Net increase (decrease)	856,646	$29,402,533

Year ended October 31, 2011:
Shares sold	19,140,565	$625,643,609
Shares issued to shareholders in reinvestment of dividends	245,293	7,723,650
Shares redeemed	(6,141,707)	(194,014,353)

Net increase (decrease)	13,244,151	$439,352,906

Class R1	Shares	Amount

Year ended October 31, 2012:
Shares sold	163,523	$5,157,490
Shares issued to shareholders in reinvestment of dividends	8,918	271,181
Shares redeemed	(111,653)	(3,635,065)

Net increase (decrease)	60,788	$1,793,606

Year ended October 31, 2011:
Shares sold	590,426	$19,640,232
Shares issued to shareholders in reinvestment of dividends	111	3,452
Shares redeemed	(26,368)	(793,151)

Net increase (decrease)	564,169	$18,850,533

Class R2	Shares	Amount

Year ended October 31, 2012:
Shares sold	113,272	$3,679,467
Shares issued to shareholders in reinvestment of dividends	7,477	227,218
Shares redeemed	(306,479)	(9,969,993)

Net increase (decrease)	(185,730)	$(6,063,308)

Year ended October 31, 2011:
Shares sold	245,828	$7,774,234
Shares issued to shareholders in reinvestment of dividends	5,526	171,424
Shares redeemed	(402,460)	(12,413,836)

Net increase (decrease)	(151,106)	$(4,468,178)

Class R3	Shares	Amount

Year ended October 31, 2012:
Shares sold	17,183	$559,674
Shares issued to shareholders in reinvestment of dividends	681	20,629
Shares redeemed	(42,901)	(1,340,280)

Net increase (decrease)	(25,037)	$(759,977)

Year ended October 31, 2011:
Shares sold	36,769	$1,099,817
Shares issued to shareholders in reinvestment of dividends	304	9,419
Shares redeemed	(21,016)	(635,287)

Net increase (decrease)	16,057	$473,949

mainstayinvestments.com	35

Notes to Financial Statements (continued)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2012, events and transactions subsequent to October 31, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

36	MainStay MAP Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay MAP Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay MAP Fund of The MainStay Funds as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2012

mainstayinvestments.com	37

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2012, the Fund designated approximately $44,919,807 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2012, should be multiplied by 100.0% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2013, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2012. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2012.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

38	MainStay MAP Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Trust, Eclipse Funds Inc., MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay Defined Term Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Board Member*	John Y. Kim 9/24/60	Indefinite; Eclipse Trust: Trustee since 2008; Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011 Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011	Member of the Board of Managers, President and Chief Executive Officer (since 2008), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board, MacKay Shields LLC since 2008; Chairman of the Board, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC and McMorgan & Company LLC; Chairman of the Board, NYLIFE Distributors LLC and Chairman of the Board, NYLCAP Manager LLC (since 2008) President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	75	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com	39

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51

Indefinite;
Eclipse Trust: Chairman since 2005, and Trustee since 2000;
Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (12 funds);
MainStay Funds Trust: Chairman and Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Chairman and Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Chairman and Trustee since 2011

Private Advisors Alternative Strategies Fund: Chairman and Trustee since 2011

MainStay DefinedTerm Municipal Opportunities Fund: Chairman and Trustee since 2011.

			President, Strategic Management Advisors LLC (since 1990)	75	Trustee, Legg Mason Partners Funds, since 1992 (51 portfolios)

40	MainStay MAP Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Alan R. Latshaw 3/27/51

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;
Eclipse Funds Inc.:
Director and Audit Committee Financial Expert since 2007 (1 fund);
The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (12 funds);
MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (31 funds); and
MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	75	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

mainstayinvestments.com	41

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002; Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	75	None
	Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	75	None

42	MainStay MAP Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Richard S. Trutanic 2/13/52	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	75	None

mainstayinvestments.com	43

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;

Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund);

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2009 (31 funds); and

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Visiting Professor, University of California—San Diego (since October 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stem School of Business, New York University (2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	75	None

44	MainStay MAP Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	John A. Weisser 10/22/41	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	75	Trustee, Direxion Funds since 2007 (21 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (47 portfolios)

mainstayinvestments.com	45

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

	Name and Date of Birth	Positions(s) Held with the Funds and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds (2006 to 2008); Assistant Secretary, Eclipse Trust, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)
	Stephen P. Fisher 2/22/59	President, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company FSB (since 2006); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

46	MainStay MAP Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

MainStay 130/30 Core Fund

International/Global Equity

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay 130/30 International Fund

Income

Taxable Bond

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Term Bond Fund

MainStay Money Market Fund

Municipal Bond

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Madison Square Investors LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,

169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.

NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a service mark and name under which New York Life Investment Management LLC does business.

MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2013 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-28192 MS265-12	MSMP11-12/12 NL030

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw and Roman L. Weil. Messrs. Latshaw and Weil are “independent” within the meaning of that term under the Investment Company Act of 1940.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees billed for the fiscal year ended October 31, 2012 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $600,700.

The aggregate fees billed for the fiscal year ended October 31, 2011 for professional services rendered by KPMG for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $613,305.

(b) Audit-Related Fees

The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: (i) $2,500 for the fiscal year ended October 31, 2012, and (ii) $0 for the fiscal year ended October 31, 2011. These audit-related services include review of financial highlights for Registrant’s registration statements and issuance of consents to use the auditor’s reports.

(c) Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were: (i) $63,395 during the fiscal year ended October 31, 2012, and (ii) $63,810 during the fiscal year ended October 31, 2011. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d) All Other Fees

The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $0 during the fiscal year ended October 31, 2012, and (ii) $0 during the fiscal year ended October 31, 2011.

(e) Pre-Approval Policies and Procedures

(1)	The Registrant’s Audit and Compliance Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit and Compliance Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit and Compliance Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit and Compliance Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit and Compliance Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit and Compliance Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit and Compliance Committee, subject to the ratification by the full Audit and Compliance Committee no later than its next scheduled meeting. To date, the Audit and Compliance Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit and Compliance Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) There were no hours expended on KPMG’s engagement to audit the Registrant’s financial statements for the most recent fiscal year attributable to work performed by persons other than KPMG’s full-time, permanent employees.

(g) All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended October 31, 2012 and October 31, 2011 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $0 for the fiscal year ended October 31, 2012, and (ii) $0 for the fiscal year ended October 31, 2011.

(h) The Registrant’s Audit and Compliance Committee has determined that the non-audit services rendered by KPMG for the fiscal year ended October 31, 2012 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit and Compliance Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of KPMG during the relevant time period.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MAINSTAY FUNDS

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date: January 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date: January 7, 2013

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date: January 7, 2013

EXHIBIT INDEX

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.